                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number 811-07873

                            Nuveen Municipal Trust
--------------------------------------------------------------------------------
              (Exact name of registrant as specified in charter)


                               Nuveen Investments
                             333 West Wacker Drive
                               Chicago, IL 60606
--------------------------------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                               Jessica R. Droeger
                               Nuveen Investments
                             333 West Wacker Drive
                                Chicago, IL 60606
--------------------------------------------------------------------------------
                    (Name and address of agent for service)

       Registrant's telephone number, including area code: (312) 917-7700
                                                           --------------

                        Date of fiscal year end: April 30
                                                 ------------

                    Date of reporting period:  April 30, 2006
                                              ------------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

--------------------------------------------------------------------------------

Nuveen Investments
Municipal Bond Funds
--------------------------------------------------------------------------------
                                               Annual Report dated April 30,
                                               2006
                                             -----------------------------------

Dependable, tax-free income because it's not what you earn, it's what you keep.(R)

[PHOTO]



Nuveen High Yield Municipal Bond Fund
Nuveen All-American Municipal Bond Fund
Nuveen Insured Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund

[LOGO] Nuveen Investments

                                    [GRAPHIC]



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                              -------------------------------------------------
Must be preceded by or        NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
accompanied by a prospecuts.

[PHOTO]

Timothy R. Schwertfeger

Dear Shareholder,

I am pleased to report that over the 12-month period covered by this report your Fund continued to provide you with attractive monthly tax-free income. For more details about the management strategy and performance of your Fund, please read the Portfolio Managers' Comments, the Dividend Information and Fund Spotlight sections of this report.

As I've noted in past letters, a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing. Since one part of your portfolio may be going up when another is going down, portfolio diversification may help smooth your investment returns over time. Your financial advisor can explain these advantages in more detail. I urge you to contact him or her soon for more information on this important investment strategy.

As you look through this report, be sure to review the inside front cover. This contains information on how you can receive future Fund reports and other Fund information faster by using e-mails and the internet. Sign up is quick and easy
- just follow the step-by-step instructions.

At Nuveen Investments, our mission continues to be to assist you and your financial advisor by offering investment services and products that can help you to secure your financial objectives. We are grateful that you have chosen us as a partner as you pursue your financial goals, and we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,
/s/ Timothy R. Schwertfeger
Timothy R. Schwertfeger
Chairman of the Board

June 15, 2006



   "... a municipal bond investment like your Fund may help you achieve and benefit from greater portfolio diversification - a potential way to reduce some of the risk that comes with investing."


                             Annual Report  Page 1

  Portfolio Managers' Comments for the Nuveen Investments Municipal Bond Funds

  In the following discussion, portfolio managers John Miller, Tom Futrell, Bill Fitzgerald and Dan Solender examine economic and market conditions, key investment strategies, and the performance of the Funds. John Miller, who has 13 years of investment experience with Nuveen Investments, has managed the Nuveen High Yield Municipal Bond Fund since 2000. Tom Futrell has 24 years of investment experience and has managed the Nuveen All-American Municipal Bond Fund since 2003. Bill Fitzgerald has managed the Nuveen Intermediate Duration Municipal Bond Fund since 2003 and has 19 years of investment experience. Dan Solender has managed the Nuveen Limited Term Municipal Bond Fund since 2003 and the Nuveen Insured Municipal Bond Fund since 2004. He has 20 years of investment experience.

--------------------------------------------------------------------------------


What factors had the greatest influence on the U.S. economy and municipal market during the 12-month period ended April 30, 2006?

The U.S. economy continued to grow steadily throughout the year, despite the damage caused by hurricanes Katrina and Rita, and the effects of steadily rising oil prices. The economy expanded by 3.3 percent during the second quarter of 2005, 4.1 percent during the third quarter, 1.7 percent during the fourth quarter, and a robust 5.3 percent during the first quarter of 2006. Rising energy costs led to increased concerns about inflation, even as the core inflation rate - which excludes volatile energy and food prices - remained relatively benign. Nevertheless, the Federal Reserve Board continued to raise short-term interest rates throughout the 12-month period, bringing the benchmark federal funds rate to 4.75 percent in April 2006, up from 2.75 percent a year earlier. (On May 10, 2006, after the close of this reporting period, the fed funds rate was raised to 5.00 percent.)

In a somewhat surprising development, long-term bonds, which historically often have been the most interest-rate-sensitive, saw their yields go up less than those of shorter-term bonds over the course of this reporting period. This situation led to a flattening yield curve in both the taxable and tax-exempt fixed-income markets, as shorter-term interest rates rose to approach the levels of longer-term rates. National municipal bond indexes generally outperformed their comparable U.S. government counterparts during the year, primarily because of strong demand coupled with reduced issuance as the period progressed. Although 2005 was a record year for municipal supply, the situation began to change dramatically in 2006. For the first four months of this year, issuance totaled about $98 billion nationwide, a 24% decline compared with the same period in 2005.

Lower-rated securities continued to be strong performers in the municipal market. State and local governments benefited from the stronger economy, which boosted their fiscal strength and, as a result, made many issuers more creditworthy. This led many investors to look for lower-rated, higher-yielding bonds, which drove up the prices of many lower-rated securities.

How did the Funds perform during the past 12 months?

The nearby table provides total return performance information for the five Funds for the one-year, five-year, and 10-year periods ended April 30, 2006. Each Fund's total return performance is compared to its corresponding Lipper peer fund category and relevant Lehman Brothers index.

--------------------------------------------------------------------------------
The views expressed reflect those of the portfolio manager and are subject to change at any time, based on market and other conditions.

                             Annual Report  Page 2

Class A Shares--
Average Annual Total Returns
as of 4/30/06
--------------------------------------------------------------------------------

                                                 1-Year 5-Year 10-Year
                                                 ---------------------
         Nuveen High Yield Municipal Bond Fund
           A Shares at NAV                        6.25% 9.39%     N/A
           A Shares at Offer                      1.78% 8.46%     N/A
         Lipper High Yield Municipal Debt Funds
           Category Average/1/                    4.89% 5.99%   5.31%
         Lehman Brothers High Yield Municipal
           Bond Index/2/                          7.46% 7.77%   6.87%
         -------------------------------------------------------------

         Nuveen All-American Municipal
           Bond Fund
           A Shares at NAV                        2.33% 5.26%   5.51%
           A Shares at Offer                     -1.94% 4.36%   5.06%
         Lipper General Municipal Debt Funds
           Category Average/3/                    1.95% 4.73%   5.01%
         Lehman Brothers Municipal Bond Index/4/  2.16% 5.40%   5.89%
         -------------------------------------------------------------

         Nuveen Insured Municipal Bond Fund
           A Shares at NAV                        1.84% 4.78%   5.17%
           A Shares at Offer                     -2.40% 3.88%   4.73%
         Lipper Insured Municipal Debt Funds
           Category Average/5/                    1.30% 4.60%   4.95%
         Lehman Brothers Insured Municipal
           Bond Index/6/                          2.10% 5.66%   6.09%
         -------------------------------------------------------------

         Nuveen Intermediate Duration Municipal
           Bond Fund
           A Shares at NAV                        1.70% 4.25%   4.99%
           A Shares at Offer                     -1.33% 3.61%   4.67%
         Lipper General Municipal Debt Funds
           Category Average/3/                    1.95% 4.73%   5.01%
         Lehman Brothers 7-Year Municipal
           Bond Index/7/                          0.96% 4.78%   5.32%
         -------------------------------------------------------------

--------------------------------------------------------------------------------

                                               1-Year 5-Year 10-Year
                                               ---------------------
           Nuveen Limited Term Municipal
             Bond Fund
             A Shares at NAV                    1.29% 3.58%   4.18%
             A Shares at Offer                 -1.27% 3.06%   3.92%
           Lipper Short-Intermediate Municipal
             Debt Funds Category Average/8/     1.27% 3.37%   3.91%
           Lehman Brothers 5-Year Municipal
             Bond Index/9/                      1.20% 4.19%   4.81%
           ---------------------------------------------------------

Returns quoted represent past performance, which is no guarantee of future results. Returns at NAV would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Class A shares have a 4.2% maximum sales charge (3.0% for the Nuveen Intermediate Duration Municipal Bond Fund and 2.5% for the Nuveen Limited Term Municipal Bond Fund). Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. For the most recent month-end performance, visit www.nuveen.com or call (800) 257-8787.


--------------------------------------------------------------------------------

1The Lipper peer group returns represent the average annualized total return of the 82, 71 and 35 funds in the Lipper High Yield Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
2The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
3The Lipper peer group returns represent the average annualized total return of the 260, 221 and 142 funds in the Lipper General Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
4The Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. An index is not available for direct investment.
5The Lipper peer group returns represent the average annualized total return of the 65, 61 and 50 funds in the Lipper Insured Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
6The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of Aaa/AAA. An index is not available for direct investment.
7The Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.
8The Lipper peer group returns represent the average annualized total return of the 466, 28 and 21 funds in the Lipper Short-Intermediate Municipal Debt Funds Category for the respective one-, five-, and ten-year periods ended April 30, 2006. The returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charges. You cannot invest directly in a Lipper Category.
9The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds and does not reflect any initial or ongoing expenses. This index more closely compares to the duration of the bonds in the Fund's portfolio. An index is not available for direct investment.

                             Annual Report  Page 3

What strategies were used to manage the Funds? How did these strategies influence performance during the period?

Each Fund's recent performance varied due, in part, to its differing investment objectives and the specific holdings within each portfolio. All Nuveen municipal bond portfolios are managed with a value-oriented approach and with close input from Nuveen's experienced research team.

Nuveen High Yield Municipal Bond Fund

The Nuveen High Yield Municipal Bond Fund once again benefited from a favorable environment for lower-rated securities, returning 6.25 percent (Class A shares at net asset value) during the 12-month period. This result outpaced the Lipper High Yield Municipal Debt Funds category average but trailed the Lehman Brothers High Yield Municipal Bond Index.

Besides being helped by the generally strong relative performance of higher-yielding, lower-rated securities, the Fund's performance also was helped by positive security selection in a variety of sectors, including tax-assessment districts, hospitals, charter schools, and electric utilities. In addition, the Fund benefited from relative underweightings in historically volatile sectors such as airlines, although we did own bonds backed by American Airlines and Continental Airlines, two of the industry's strongest performers over this period. Another plus was the pre-refunding, or refinancing, of a number of our holdings - including a handful of charter schools and hospital bonds - which generated significant price appreciation. Our position in tobacco bonds, particularly those issued by the State of California, further added to results, as the tobacco companies enjoyed a more favorable legal environment than at any point in the recent past. Finally, we realized especially strong performance from our large position in Pocahontas Parkway Association toll road bonds, which appreciated significantly during the period because of expectations that the securities might soon be pre-refunded.

Although there were relatively few negative influences on results, we did experience difficulty with one of our charter school bond holdings, Leadership Prepatory Academy, which lost value after the school's charter was revoked. We subsequently sold our relatively modest stake in this issue. The rising interest rate environment also had an overall, unfavorable impact on the Fund, although our relatively good yield curve positioning helped offset the effects of this headwind.

Our portfolio management approach remained consistent throughout the past year. We continued to evaluate securities on a one-by-one basis, relying on thorough fundamental research to find bonds that appeared to offer attractive appreciation prospects relative to their credit risk.

Throughout the year, we favored bonds whose revenue streams did not appear to be overly sensitive to economic cycles. In part because of the Fed's steady series of interest rate hikes, we believed that the economy might be getting set for a slowdown. Although that didn't happen during the period, we continued to prepare for this possibility by emphasizing bonds from such defensive sectors as hospitals, charter schools, and electric utilities. We tended to avoid bonds in cyclical sectors, which we believed would be especially vulnerable to a downturn. Our expectations for the economy also led us to favor BBB-rated bonds, whose weighting in the portfolio went from about 17 percent at the start of the period to about 24 percent at its end. However, we continued to invest in lower- and non-rated bonds when our credit research team uncovered what we believed were attractively valued securities.

Nuveen All-American Municipal Bond Fund

The Nuveen All-American Municipal Bond Fund returned 2.33 percent (Class A shares at net asset value) during the period, beating both the Lipper General Municipal Debt Funds category average and the Lehman Brothers Municipal Bond Index. One of the portfolio's most positive influences came from our exposure to strong-performing, lower-rated bonds - especially in the tobacco and health care sectors. It also helped when several


                             Annual Report  Page 4
portfolio holdings - including California Department of Water revenue bonds and securities issued for Adventist Health System in Texas - were pre-refunded, generating significant price appreciation for the Fund. At the same time, the pre-refunding also shortened the bonds' durations (duration is a measure of how much a bond's price might be affected by a change in interest rates). Over time, this detracted from results as shorter-term interest rates rose faster than longer-term rates.

We made relatively few changes to the portfolio during the year. As the period progressed, we looked to increase the Fund's exposure to insured bonds, in which we believed the Fund was underrepresented. As lower-rated securities rallied, it became increasingly difficult to find suitable opportunities in this area. In fact, we saw this as a timely opportunity to sell some of our lower-rated holdings and use the proceeds to buy more attractively valued high-quality bonds.

When making new purchases, we tended to favor securities with 20- to 25-years to maturity - the part of the yield curve that we believed offered the best risk/reward tradeoff - and at least 10 years of call protection. Many of our portfolio additions were public purpose bonds issued for utility, school district, water and sewer, and other projects. We also began to identify an increasing amount of value in the single-family housing sector, and we sought to increase our exposure to that part of the market as the period progressed.

Nuveen Insured Municipal Bond Fund

During the past 12 months, the Nuveen Insured Municipal Bond Fund returned 1.84 percent (Class A shares at net asset value), better than the Lipper Insured Municipal Debt Funds category average but trailing the Lehman Brothers Insured Municipal Bond Index.

The portfolio's yield curve positioning was a significant positive, with our focus on the 15- to 20-year portion of the curve being particularly helpful. We also benefited from a relative lack of exposure to very short-term bonds, which were hurt the most by the Fed's interest rate hikes. Further contributing to performance was an emphasis on bonds from states with relatively high state income tax levels, which rose on generally high demand. On the negative side, no one factor detracted too significantly, though in hindsight it would have helped to own more bonds with maturities of 30 years and longer, which outperformed the rest of the municipal market over this 12-month period. However, holding more of these would have made the portfolio more sensitive to rising interest rates than we wanted it to be.

Managing the portfolio's yield curve exposure was an ongoing focus throughout the period. We owned a number of older bonds in the Fund that were nearing their call or maturity dates, and therefore offered shorter-than-desired durations. We sold some of these holdings, reinvesting the proceeds in the better-valued 15- to 20-year part of the yield curve. We also held onto some of these older bonds because they were issued when rates were higher and provided us with an attractive level of income that otherwise would have been difficult to replace.

Bonds issued in high-tax states, for which demand was particularly strong, provided us with another area of opportunity. In recent years, yields on these types of bonds have approached those of other states, providing an attractive buying climate for liquid, high quality bonds that can give the portfolio more flexibility to accomplish future investment strategy objectives. As mentioned earlier, this strategy contributed nicely to results during the past year.

Nuveen Intermediate Duration Municipal Bond Fund

The Nuveen Intermediate Duration Municipal Bond Fund returned 1.70 percent (Class A shares at net asset value) during the reporting period, trailing the Lipper General Municipal Debt Funds category average - which includes funds with considerably longer average maturities than the


                             Annual Report  Page 5

Fund - but surpassing the Lehman Brothers 7-Year Municipal Bond Index.

Our exposure to lower-rated bonds was a significant positive influence on performance. At period end, about 30 percent of the portfolio was invested in securities with credit ratings of A or below or not rated - including an approximately 15 percent weighting in BBB-rated bonds. Lower-rated bonds benefited greatly from strong demand during the period. The Fund also benefited when some of its holdings were pre-refunded and saw significant price appreciation. Our exposure to the tobacco and health care sectors further contributed to results. A more favorable legal environment continued to boost the performance of tobacco bonds, while our health care gains were driven most by a position in bonds issued by Michigan Hospital for Detroit Medical Center, which continued to improve its financial operations.

By contrast, our decision to add to the Fund's weighting in AAA-rated bonds did not contribute much to performance. We focused on these high-quality securities because of their ample supply and liquidity. This emphasis appears to have been premature, however, as lower-rated bonds outperformed their high-quality counterparts over the 12-month period.

In general, we were comfortable with the composition of the portfolio. We did look to manage the Fund's yield curve exposure. As bonds were called from the portfolio or nearing their call dates, we looked to sell shorter-duration holdings and reinvest in the 10-year portion of the yield curve, which we believed offered better value prospects. Also, toward period end, we took advantage of a decline in the municipal market to sell certain securities at a loss, enabling us to offset current realized capital gains.

Nuveen Limited Term Municipal Bond Fund

The Nuveen Limited Term Municipal Bond Fund gained 1.29 percent during the 12-month period. This result was in line with the return of the Lipper Short-Intermediate Municipal Debt Funds category average and slightly better than that of the Lehman Brothers 5-Year Municipal Bond Index. The Fund benefited from its significant exposure to BBB-rated bonds, which outperformed once again as investors continued to be willing to take on additional credit risk despite the reduced amounts of extra income available to compensate for the risk. At the same time, the portfolio's duration was slightly long relative to our peer group average. The Fund's increased sensitivity to interest rates proved to be a negative as rates rose and the entire yield curve moved upward.

We pursued a number of different strategies during the period. First, we sought to maintain our relative overweighting in BBB-rated securities. Despite the general increase in prices among these bonds, we still believed there were attractive values to be found in this part of the market, particularly in both the health care and corporate-backed areas. Another strategy was to take advantage of value opportunities by buying bonds in the seven- to eight-year part of the yield curve. We funded these purchases in large part by selling lower-yielding bonds issued in past years when shorter-term yields were much lower than today. Finally, we continued to look at bonds issued in high tax states as a way to improve the portfolio's liquidity and take advantage of attractive relative yields.

Dividend Information

During the reporting period, the Nuveen Insured Municipal Bond Fund maintained its monthly dividend, while the Nuveen High Yield, All-American and Intermediate Duration Municipal Bond Funds saw their dividends reduced. (The Nuveen Limited Term Municipal Bond Fund declared a dividend increase in May 2006, after the close of the reporting period.) The dividend reductions were the result of bonds in the portfolio being called or retired, with the proceeds reinvested in securities issued during a relatively low interest rate environment.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of


                             Annual Report  Page 6
net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund's net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund's net asset value. Each Fund will, over time, pay all its net investment income, as dividends to shareholders. As of April 30, 2006, the Nuveen High Yield, All-American and Insured Municipal Bond Funds had a negative UNII balance for financial statement purposes and a positive UNII balance for tax purposes. The Nuveen Intermediate Duration and Limited Term Municipal Bond Funds had a positive UNII balance for both financial statement and tax purposes.


                             Annual Report  Page 7

     Nuveen High Yield Municipal Bond Fund

     Growth of an Assumed $10,000 Investment*

                                    [CHART]

                 Lehman Brothers
                    Municipal        Nuveen High Yield     Nuveen High Yield
                    Bond High           Municipal            Municipal
                   Yield Index        Bond Fund (NAV)      Bond Fund (Offer)
                 ---------------     -----------------     -----------------

      1-Jun-99      $10,000              $10,000               $ 9,580
     31-Jul-99       10,053               10,005                 9,585
     31-Aug-99        9,960                9,899                 9,483
     30-Sep-99        9,963                9,906                 9,490
     31-Oct-99        9,770                9,825                 9,412
     30-Nov-99        9,840                9,879                 9,464
     31-Dec-99        9,696                9,817                 9,405
     31-Jan-00        9,581                9,799                 9,387
     29-Feb-00        9,673                9,898                 9,482
     31-Mar-00        9,833               10,055                 9,633
     30-Apr-00        9,809               10,016                 9,595
     31-May-00        9,783                9,962                 9,544
     30-Jun-00        9,920               10,103                 9,678
     31-Jul-00       10,020               10,211                 9,783
     31-Aug-00       10,201               10,277                 9,846
     30-Sep-00       10,214               10,266                 9,835
     31-Oct-00       10,247               10,377                 9,941
     30-Nov-00       10,219               10,405                 9,968
     31-Dec-00       10,287               10,528                10,086
     31-Jan-01       10,421               10,579                10,135
     28-Feb-01       10,496               10,641                10,194
     31-Mar-01       10,593               10,858                10,402
      1-Apr-01       10,539               10,869                10,413
      1-May-01       10,654               11,054                10,590
      1-Jun-01       10,751               11,251                10,779
      1-Jul-01       10,905               11,560                11,075
      1-Aug-01       11,093               11,800                11,305
      1-Sep-01       10,811               11,643                11,154
      1-Oct-01       10,781               11,744                11,251
      1-Nov-01       10,768               11,746                11,252
      1-Dec-01       10,746               11,717                11,225
      1-Jan-02       10,847               11,796                11,301
      1-Feb-02       10,926               11,930                11,429
      1-Mar-02       10,987               12,004                11,499
      1-Apr-02       11,103               12,145                11,634
      1-May-02       11,146               12,275                11,759
      1-Jun-02       11,224               12,424                11,902
      1-Jul-02       11,132               12,438                11,916
      1-Aug-02       11,034               12,440                11,917
      1-Sep-02       10,837               12,541                12,015
      1-Oct-02       10,494               12,362                11,842
      1-Nov-02       10,738               12,452                11,929
      1-Dec-02       10,958               12,651                12,120
      1-Jan-03       10,964               12,621                12,091
      1-Feb-03       11,021               12,771                12,234
      1-Mar-03       10,797               12,721                12,187
      1-Apr-03       11,057               12,820                12,282
      1-May-03       11,469               13,200                12,646
      1-Jun-03       11,625               13,255                12,698
      1-Jul-03       11,496               13,092                12,542
      1-Aug-03       11,537               13,173                12,620
      1-Sep-03       11,915               13,468                12,902
      1-Oct-03       12,112               13,570                13,000
      1-Nov-03       12,266               13,767                13,189
      1-Dec-03       12,406               13,927                13,342
      1-Jan-04       12,645               14,173                13,578
      1-Feb-04       12,802               14,394                13,789
      1-Mar-04       12,796               14,409                13,804
      1-Apr-04       12,662               14,232                13,635
     31-May-04       12,606               14,289                13,689
     30-Jun-04       12,703               14,402                13,797
     31-Jul-04       12,843               14,594                13,981
     31-Aug-04       13,031               14,877                14,252
     30-Sep-04       13,158               15,063                14,430
     31-Oct-04       13,306               15,236                14,596
     30-Nov-04       13,460               15,266                14,625
     31-Dec-04       13,711               15,514                14,862
     31-Jan-05       13,874               15,681                15,023
     28-Feb-05       13,964               15,738                15,077
     31-Mar-05       13,972               15,772                15,110
     30-Apr-05       14,255               16,026                15,353
     31-May-05       14,422               16,222                15,541
     30-Jun-05       14,585               16,382                15,694
     31-Jul-05       14,662               16,446                15,756
     31-Aug-05       14,756               16,655                15,956
     30-Sep-05       14,572               16,545                15,850
     31-Oct-05       14,558               16,487                15,795
     30-Nov-05       14,663               16,565                15,869
     31-Dec-05       14,888               16,749                16,045
     31-Jan-06       14,973               16,796                16,090
     28-Feb-06       15,171               17,026                16,311
     31-Mar-06       15,246               17,043                16,327
     30-Apr-06       15,318               17,029                16,314




================================================================================

     Nuveen All-American Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                    Nuveen All-American     Nuveen All-American
          Lehman Brothers           Municipal Bond Fund     Municipal Bond Fund
        Municipal Bond Index                (NAV)                  (Offer)
        --------------------         -------------------    -------------------
 4-96         $10,000                     $10,000                $ 9,580
 5-96           9,996                      10,019                  9,598
 6-96          10,105                      10,140                  9,714
 7-96          10,197                      10,236                  9,806
 8-96          10,195                      10,237                  9,807
 9-96          10,338                      10,408                  9,970
10-96          10,454                      10,532                 10,090
11-96          10,646                      10,724                 10,274
12-96          10,690                      10,695                 10,246
 1-97          10,711                      10,715                 10,265
 2-97          10,809                      10,824                 10,369
 3-97          10,666                      10,715                 10,265
 4-97          10,755                      10,824                 10,369
 5-97          10,916                      10,972                 10,511
 6-97          11,033                      11,101                 10,635
 7-97          11,339                      11,452                 10,971
 8-97          11,232                      11,372                 10,894
 9-97          11,366                      11,503                 11,020
10-97          11,439                      11,595                 11,108
11-97          11,506                      11,667                 11,177
12-97          11,674                      11,852                 11,354
 1-98          11,794                      11,976                 11,473
 2-98          11,798                      11,996                 11,492
 3-98          11,809                      12,026                 11,521
 4-98          11,755                      11,940                 11,439
 5-98          11,941                      12,140                 11,630
 6-98          11,988                      12,192                 11,680
 7-98          12,018                      12,221                 11,708
 8-98          12,204                      12,390                 11,870
 9-98          12,357                      12,550                 12,023
10-98          12,357                      12,493                 11,969
11-98          12,400                      12,546                 12,019
12-98          12,431                      12,556                 12,029
 1-99          12,579                      12,673                 12,140
 2-99          12,523                      12,637                 12,106
 3-99          12,541                      12,645                 12,114
 4-99          12,572                      12,685                 12,152
 5-99          12,499                      12,615                 12,086
 6-99          12,319                      12,390                 11,869
 7-99          12,364                      12,397                 11,876
 8-99          12,265                      12,214                 11,701
 9-99          12,270                      12,165                 11,654
10-99          12,137                      11,946                 11,444
11-99          12,266                      12,022                 11,517
12-99          12,174                      11,885                 11,386
 1-00          12,121                      11,756                 11,262
 2-00          12,262                      11,914                 11,414
 3-00          12,531                      12,178                 11,666
 4-00          12,457                      12,116                 11,607
 5-00          12,392                      12,006                 11,502
 6-00          12,720                      12,274                 11,758
 7-00          12,897                      12,459                 11,936
 8-00          13,096                      12,670                 12,138
 9-00          13,028                      12,619                 12,089
10-00          13,170                      12,711                 12,177
11-00          13,270                      12,743                 12,208
12-00          13,597                      13,055                 12,506
 1-01          13,732                      13,160                 12,607
 2-01          13,776                      13,242                 12,686
 3-01          13,900                      13,361                 12,800
 4-01          13,750                      13,234                 12,678
 5-01          13,898                      13,403                 12,840
 6-01          13,992                      13,536                 12,968
 7-01          14,199                      13,745                 13,167
 8-01          14,433                      14,029                 13,440
 9-01          14,384                      13,837                 13,255
10-01          14,555                      13,984                 13,397
11-01          14,433                      13,853                 13,272
12-01          14,296                      13,748                 13,170
 1-02          14,543                      13,910                 13,326
 2-02          14,719                      14,088                 13,496
 3-02          14,430                      13,904                 13,320
 4-02          14,712                      14,109                 13,517
 5-02          14,801                      14,199                 13,603
 6-02          14,958                      14,342                 13,740
 7-02          15,150                      14,498                 13,889
 8-02          15,332                      14,602                 13,989
 9-02          15,668                      14,906                 14,280
10-02          15,408                      14,479                 13,870
11-02          15,344                      14,517                 13,908
12-02          15,668                      14,853                 14,229
 1-03          15,628                      14,757                 14,137
 2-03          15,847                      14,957                 14,328
 3-03          15,856                      14,885                 14,260
 4-03          15,961                      15,032                 14,401
 5-03          16,335                      15,370                 14,725
 6-03          16,265                      15,324                 14,680
 7-03          15,696                      14,750                 14,131
 8-03          15,813                      14,814                 14,192
 9-03          16,278                      15,284                 14,642
10-03          16,196                      15,236                 14,596
11-03          16,365                      15,470                 14,820
12-03          16,501                      15,594                 14,939
 1-04          16,595                      15,717                 15,057
 2-04          16,845                      16,022                 15,349
 3-04          16,786                      15,928                 15,259
 4-04          16,389                      15,531                 14,878
 5-04          16,329                      15,493                 14,843
 6-04          16,389                      15,572                 14,918
 7-04          16,604                      15,797                 15,133
 8-04          16,937                      16,139                 15,461
 9-04          17,027                      16,247                 15,565
10-04          17,174                      16,386                 15,697
11-04          17,032                      16,258                 15,575
12-04          17,240                      16,487                 15,795
 1-05          17,401                      16,672                 15,971
 2-05          17,343                      16,583                 15,887
 3-05          17,234                      16,449                 15,758
 4-05          17,506                      16,707                 16,006
 5-05          17,630                      16,876                 16,167
 6-05          17,739                      16,984                 16,271
 7-05          17,660                      16,909                 16,199
 8-05          17,838                      17,095                 16,377
 9-05          17,718                      16,974                 16,261
10-05          17,610                      16,836                 16,129
11-05          17,695                      16,915                 16,205
12-05          17,847                      17,073                 16,356
 1-06          17,895                      17,121                 16,402
 2-06          18,015                      17,228                 16,505
 3-06          17,891                      17,116                 16,398
 4-06          17,885                      17,098                 16,380



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with the Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers High Yield Municipal Bond Index is an unmanaged index composed of municipal bonds rated below BBB/Baa while the Lehman Brothers Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.

--------------------------------------------------------------------------------
*The Nuveen High Yield Municipal Bond Fund's inception date is 6/7/99. This data represents returns for the period from 6/30/99 to 4/30/05 as returns for the Lehman Brothers High Yield Municipal Bond Index are calculated on a calendar-month basis.


                             Annual Report  Page 8

     Nuveen Insured Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                                     Nuveen Insured          Nuveen Insured
       Lehman Brothers Insured     Municipal Bond Fund     Municipal Bond Fund
         Municipal Bond Index             (NAV)                  (Offer)
         --------------------      --------------------    --------------------
Apr-96        $10,000                    $10,000                  $9,580
May-96         $9,995                    $10,014                  $9,593
Jun-96        $10,112                    $10,122                  $9,697
Jul-96        $10,205                    $10,221                  $9,792
Aug-96        $10,201                    $10,216                  $9,787
Sep-96        $10,351                    $10,384                  $9,948
Oct-96        $10,473                    $10,475                 $10,035
Nov-96        $10,679                    $10,682                 $10,233
Dec-96        $10,624                    $10,638                 $10,191
Jan-97        $10,639                    $10,585                 $10,140
Feb-97        $10,737                    $10,679                 $10,230
Mar-97        $10,577                    $10,516                 $10,075
Apr-97        $10,671                    $10,611                 $10,165
May-97        $10,839                    $10,777                 $10,324
Jun-97        $10,955                    $10,893                 $10,435
Jul-97        $11,291                    $11,200                 $10,730
Aug-97        $11,162                    $11,085                 $10,619
Sep-97        $11,304                    $11,212                 $10,741
Oct-97        $11,380                    $11,280                 $10,806
Nov-97        $11,454                    $11,362                 $10,885
Dec-97        $11,641                    $11,522                 $11,038
Jan-98        $11,770                    $11,630                 $11,142
Feb-98        $11,762                    $11,635                 $11,146
Mar-98        $11,766                    $11,640                 $11,151
Apr-98        $11,703                    $11,571                 $11,085
May-98        $11,906                    $11,764                 $11,270
Jun-98        $11,954                    $11,801                 $11,305
Jul-98        $11,980                    $11,827                 $11,330
Aug-98        $12,188                    $11,991                 $11,487
Sep-98        $12,355                    $12,123                 $11,614
Oct-98        $12,349                    $12,128                 $11,618
Nov-98        $12,396                    $12,165                 $11,655
Dec-98        $12,419                    $12,184                 $11,672
Jan-99        $12,570                    $12,298                 $11,782
Feb-99        $12,498                    $12,271                 $11,756
Mar-99        $12,523                    $12,276                 $11,760
Apr-99        $12,546                    $12,314                 $11,797
May-99        $12,455                    $12,232                 $11,718
Jun-99        $12,252                    $12,049                 $11,543
Jul-99        $12,290                    $12,066                 $11,559
Aug-99        $12,152                    $11,938                 $11,437
Sep-99        $12,142                    $11,888                 $11,389
Oct-99        $11,975                    $11,759                 $11,265
Nov-99        $12,128                    $11,843                 $11,346
Dec-99        $12,012                    $11,758                 $11,264
Jan-00        $11,951                    $11,718                 $11,226
Feb-00        $12,125                    $11,873                 $11,374
Mar-00        $12,440                    $12,086                 $11,579
Apr-00        $12,339                    $12,045                 $11,539
May-00        $12,255                    $11,970                 $11,467
Jun-00        $12,631                    $12,256                 $11,741
Jul-00        $12,827                    $12,403                 $11,882
Aug-00        $13,052                    $12,550                 $12,023
Sep-00        $12,960                    $12,497                 $11,972
Oct-00        $13,118                    $12,610                 $12,080
Nov-00        $13,233                    $12,687                 $12,154
Dec-00        $13,628                    $12,993                 $12,447
Jan-01        $13,743                    $13,095                 $12,545
Feb-01        $13,777                    $13,162                 $12,609
Mar-01        $13,908                    $13,253                 $12,696
Apr-01        $13,717                    $13,113                 $12,562
May-01        $13,877                    $13,241                 $12,685
Jun-01        $13,973                    $13,333                 $12,773
Jul-01        $14,201                    $13,512                 $12,945
Aug-01        $14,454                    $13,717                 $13,141
Sep-01        $14,384                    $13,661                 $13,087
Oct-01        $14,579                    $13,792                 $13,213
Nov-01        $14,446                    $13,697                 $13,121
Dec-01        $14,283                    $13,579                 $13,009
Jan-02        $14,555                    $13,774                 $13,196
Feb-02        $14,739                    $13,919                 $13,334
Mar-02        $14,430                    $13,656                 $13,083
Apr-02        $14,728                    $13,866                 $13,284
May-02        $14,821                    $13,949                 $13,363
Jun-02        $14,978                    $14,070                 $13,479
Jul-02        $15,185                    $14,218                 $13,621
Aug-02        $15,383                    $14,418                 $13,813
Sep-02        $15,774                    $14,789                 $14,168
Oct-02        $15,477                    $14,480                 $13,872
Nov-02        $15,411                    $14,444                 $13,837
Dec-02        $15,763                    $14,765                 $14,144
Jan-03        $15,716                    $14,675                 $14,059
Feb-03        $15,951                    $14,892                 $14,266
Mar-03        $15,978                    $14,962                 $14,333
Apr-03        $16,116                    $15,086                 $14,452
May-03        $16,523                    $15,399                 $14,753
Jun-03        $16,442                    $15,268                 $14,626
Jul-03        $15,792                    $14,728                 $14,109
Aug-03        $15,922                    $14,866                 $14,242
Sep-03        $16,416                    $15,238                 $14,598
Oct-03        $16,331                    $15,185                 $14,547
Nov-03        $16,504                    $15,380                 $14,734
Dec-03        $16,653                    $15,493                 $14,842
Jan-04        $16,755                    $15,537                 $14,884
Feb-04        $17,025                    $15,817                 $15,152
Mar-04        $16,941                    $15,706                 $15,046
Apr-04        $16,505                    $15,313                 $14,670
May-04        $16,458                    $15,272                 $14,630
Jun-04        $16,512                    $15,314                 $14,671
Jul-04        $16,745                    $15,529                 $14,876
Aug-04        $17,095                    $15,842                 $15,177
Sep-04        $17,188                    $15,915                 $15,247
Oct-04        $17,346                    $16,031                 $15,358
Nov-04        $17,179                    $15,845                 $15,180
Dec-04        $17,409                    $16,053                 $15,379
Jan-05        $17,601                    $16,242                 $15,560
Feb-05        $17,520                    $16,137                 $15,459
Mar-05        $17,401                    $16,001                 $15,329
Apr-05        $17,696                    $16,262                 $15,579
May-05        $17,831                    $16,420                 $15,730
Jun-05        $17,936                    $16,505                 $15,812
Jul-05        $17,838                    $16,413                 $15,724
Aug-05        $18,036                    $16,603                 $15,906
Sep-05        $17,888                    $16,436                 $15,745
Oct-05        $17,767                    $16,312                 $15,627
Nov-05        $17,872                    $16,399                 $15,710
Dec-05        $18,045                    $16,563                 $15,867
Jan-06        $18,090                    $16,589                 $15,892
Feb-06        $18,236                    $16,739                 $16,036
Mar-06        $18,090                    $16,596                 $15,899
Apr-06        $18,068                    $16,561                 $15,866

================================================================================

     Nuveen Intermediate Duration Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                               [CHART]


                                Nuveen                  Nuveen
        Lehman Brothers   Intermediate Duration   Intermediate Duration
        7-Year Municipal  Municipal Bond Fund     Municipal Bond Fund
Date      Bond Index            (NAV)                  (Offer)
----      ----------       -------------------    ---------------------
Apr-96        $10,000          $10,000                   $9,700
May-96         $9,985          $10,022                   $9,721
Jun-96        $10,062          $10,121                   $9,818
Jul-96        $10,145          $10,219                   $9,913
Aug-96        $10,150          $10,217                   $9,911
Sep-96        $10,242          $10,406                  $10,094
Oct-96        $10,352          $10,506                  $10,191
Nov-96        $10,525          $10,692                  $10,371
Dec-96        $10,494          $10,633                  $10,314
Jan-97        $10,532          $10,609                  $10,291
Feb-97        $10,619          $10,712                  $10,391
Mar-97        $10,482          $10,583                  $10,266
Apr-97        $10,536          $10,687                  $10,366
May-97        $10,669          $10,849                  $10,524
Jun-97        $10,772          $10,954                  $10,625
Jul-97        $11,022          $11,282                  $10,944
Aug-97        $10,943          $11,150                  $10,816
Sep-97        $11,059          $11,280                  $10,941
Oct-97        $11,125          $11,351                  $11,010
Nov-97        $11,163          $11,422                  $11,080
Dec-97        $11,301          $11,576                  $11,229
Jan-98        $11,419          $11,670                  $11,320
Feb-98        $11,430          $11,679                  $11,329
Mar-98        $11,430          $11,713                  $11,362
Apr-98        $11,363          $11,649                  $11,299
May-98        $11,530          $11,831                  $11,476
Jun-98        $11,563          $11,877                  $11,520
Jul-98        $11,601          $11,911                  $11,554
Aug-98        $11,777          $12,058                  $11,696
Sep-98        $11,929          $12,192                  $11,826
Oct-98        $11,947          $12,189                  $11,823
Nov-98        $11,979          $12,244                  $11,877
Dec-98        $12,004          $12,266                  $11,898
Jan-99        $12,180          $12,365                  $11,994
Feb-99        $12,112          $12,323                  $11,954
Mar-99        $12,107          $12,346                  $11,975
Apr-99        $12,136          $12,381                  $12,010
May-99        $12,076          $12,313                  $11,944
Jun-99        $11,901          $12,141                  $11,777
Jul-99        $11,982          $12,164                  $11,799
Aug-99        $11,955          $12,030                  $11,669
Sep-99        $11,999          $11,975                  $11,616
Oct-99        $11,948          $11,826                  $11,471
Nov-99        $12,036          $11,942                  $11,584
Dec-99        $11,987          $11,848                  $11,492
Jan-00        $11,959          $11,764                  $11,411
Feb-00        $12,008          $11,948                  $11,590
Mar-00        $12,178          $12,202                  $11,836
Apr-00        $12,133          $12,131                  $11,767
May-00        $12,106          $12,073                  $11,711
Jun-00        $12,376          $12,357                  $11,986
Jul-00        $12,532          $12,504                  $12,129
Aug-00        $12,697          $12,666                  $12,286
Sep-00        $12,658          $12,621                  $12,243
Oct-00        $12,766          $12,743                  $12,361
Nov-00        $12,826          $12,824                  $12,439
Dec-00        $13,077          $13,064                  $12,672
Jan-01        $13,300          $13,146                  $12,751
Feb-01        $13,309          $13,199                  $12,803
Mar-01        $13,417          $13,310                  $12,911
Apr-01        $13,296          $13,222                  $12,825
May-01        $13,448          $13,348                  $12,947
Jun-01        $13,514          $13,431                  $13,028
Jul-01        $13,683          $13,587                  $13,179
Aug-01        $13,889          $13,787                  $13,374
Sep-01        $13,885          $13,755                  $13,343
Oct-01        $14,025          $13,855                  $13,439
Nov-01        $13,870          $13,777                  $13,364
Dec-01        $13,756          $13,689                  $13,279
Jan-02        $14,014          $13,833                  $13,418
Feb-02        $14,198          $13,962                  $13,544
Mar-02        $13,887          $13,779                  $13,365
Apr-02        $14,229          $13,954                  $13,535
May-02        $14,310          $14,025                  $13,604
Jun-02        $14,480          $14,126                  $13,702
Jul-02        $14,657          $14,243                  $13,816
Aug-02        $14,841          $14,374                  $13,943
Sep-02        $15,133          $14,582                  $14,144
Oct-02        $14,902          $14,407                  $13,975
Nov-02        $14,840          $14,416                  $13,984
Dec-02        $15,177          $14,623                  $14,184
Jan-03        $15,137          $14,570                  $14,132
Feb-03        $15,359          $14,751                  $14,309
Mar-03        $15,353          $14,698                  $14,257
Apr-03        $15,455          $14,771                  $14,327
May-03        $15,834          $14,969                  $14,520
Jun-03        $15,761          $14,881                  $14,435
Jul-03        $15,224          $14,410                  $13,978
Aug-03        $15,362          $14,499                  $14,064
Sep-03        $15,846          $14,877                  $14,430
Oct-03        $15,759          $14,836                  $14,391
Nov-03        $15,875          $15,002                  $14,552
Dec-03        $16,004          $15,113                  $14,660
Jan-04        $16,092          $15,166                  $14,711
Feb-04        $16,353          $15,413                  $14,951
Mar-04        $16,213          $15,379                  $14,918
Apr-04        $15,815          $15,045                  $14,594
May-04        $15,783          $15,044                  $14,593
Jun-04        $15,839          $15,110                  $14,657
Jul-04        $16,010          $15,278                  $14,820
Aug-04        $16,332          $15,577                  $15,110
Sep-04        $16,373          $15,641                  $15,172
Oct-04        $16,490          $15,757                  $15,284
Nov-04        $16,334          $15,651                  $15,182
Dec-04        $16,508          $15,827                  $15,352
Jan-05        $16,574          $15,928                  $15,450
Feb-05        $16,478          $15,890                  $15,413
Mar-05        $16,342          $15,764                  $15,291
Apr-05        $16,629          $16,007                  $15,527
May-05        $16,702          $16,109                  $15,626
Jun-05        $16,774          $16,195                  $15,709
Jul-05        $16,643          $16,120                  $15,637
Aug-05        $16,805          $16,275                  $15,787
Sep-05        $16,705          $16,181                  $15,695
Oct-05        $16,597          $16,087                  $15,604
Nov-05        $16,687          $16,153                  $15,668
Dec-05        $16,792          $16,285                  $15,797
Jan-06        $16,830          $16,316                  $15,827
Feb-06        $16,887          $16,401                  $15,909
Mar-06        $16,771          $16,286                  $15,798
Apr-06        $16,792          $16,281                  $15,793



The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The Index Comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Funds compared with their respective Lehman Brothers Index. Returns would be different for the other share classes. The Lehman Brothers Insured Municipal Bond Index is an unmanaged index composed of all the insured bonds in the Lehman Brothers Municipal Bond Index with a maturity of at least one year and ratings of AAA/Aaa while the Lehman Brothers 7-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The indexes do not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Funds' returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the charts reflect the initial maximum sales charge applicable to A shares (4.20% for the Insured Fund and 3.0% for Intermediate Duration) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                             Annual Report  Page 9

     Nuveen Limited Term Municipal Bond Fund

     Growth of an Assumed $10,000 Investment

                                    [CHART]

                   Lehman Brothers     Nuveen Limited      Nuveen Limited
                  5-Year Municipal     Term Municipal      Term Municipal
        Date         Bond Index        Bond Fund (NAV)     Bond Fund (Offer)
        ----      ----------------     ----------------   ------------------
        4/96          $10,000             $10,000             $ 9,750
        5/96            9,996              10,002               9,752
        6/96           10,055              10,050               9,799
        7/96           10,128              10,137               9,884
        8/96           10,137              10,149               9,895
        9/96           10,221              10,226               9,970
       10/96           10,310              10,315              10,057
       11/96           10,444              10,431              10,170
       12/96           10,424              10,414              10,153
        1/97           10,459              10,445              10,184
        2/97           10,536              10,535              10,271
        3/97           10,421              10,438              10,177
        4/97           10,465              10,478              10,216
        5/97           10,594              10,588              10,324
        6/97           10,675              10,681              10,413
        7/97           10,863              10,882              10,610
        8/97           10,807              10,815              10,545
        9/97           10,903              10,927              10,654
       10/97           10,960              10,970              10,696
       11/97           10,994              11,013              10,737
       12/97           11,089              11,127              10,849
        1/98           11,190              11,201              10,921
        2/98           11,207              11,224              10,944
        3/98           11,218              11,237              10,956
        4/98           11,170              11,177              10,898
        5/98           11,304              11,315              11,032
        6/98           11,343              11,359              11,075
        7/98           11,383              11,383              11,098
        8/98           11,523              11,511              11,223
        9/98           11,641              11,608              11,318
       10/98           11,675              11,632              11,341
       11/98           11,696              11,635              11,344
       12/98           11,737              11,681              11,389
        1/99           11,861              11,778              11,484
        2/99           11,850              11,757              11,463
        3/99           11,860              11,757              11,463
        4/99           11,896              11,800              11,505
        5/99           11,847              11,768              11,474
        6/99           11,713              11,650              11,358
        7/99           11,786              11,694              11,402
        8/99           11,781              11,660              11,368
        9/99           11,823              11,681              11,389
       10/99           11,794              11,635              11,345
       11/99           11,863              11,701              11,408
       12/99           11,824              11,655              11,364
        1/00           11,820              11,609              11,319
        2/00           11,859              11,643              11,352
        3/00           11,967              11,744              11,451
        4/00           11,939              11,733              11,439
        5/00           11,935              11,687              11,395
        6/00           12,154              11,881              11,584
        7/00           12,281              11,996              11,696
        8/00           12,414              12,100              11,798
        9/00           12,393              12,101              11,799
       10/00           12,480              12,183              11,879
       11/00           12,533              12,220              11,914
       12/00           12,735              12,373              12,064
        1/01           12,954              12,515              12,202
        2/01           12,989              12,576              12,261
        3/01           13,096              12,660              12,343
        4/01           13,022              12,626              12,311
        5/01           13,156              12,735              12,417
        6/01           13,224              12,820              12,500
        7/01           13,366              12,942              12,618
        8/01           13,547              13,112              12,784
        9/01           13,587              13,114              12,786
       10/01           13,700              13,188              12,858
       11/01           13,592              13,103              12,775
       12/01           13,525              13,043              12,717
        1/02           13,743              13,178              12,848
        2/02           13,898              13,288              12,956
        3/02           13,602              13,128              12,800
        4/02           13,917              13,326              12,993
        5/02           14,010              13,375              13,040
        6/02           14,163              13,498              13,161
        7/02           14,316              13,597              13,257
        8/02           14,454              13,696              13,354
        9/02           14,654              13,872              13,525
       10/02           14,505              13,630              13,289
       11/02           14,491              13,650              13,309
       12/02           14,779              13,875              13,528
        1/03           14,804              13,870              13,523
        2/03           14,964              14,027              13,677
        3/03           14,943              14,006              13,655
        4/03           15,014              14,061              13,709
        5/03           15,254              14,307              13,949
        6/03           15,215              14,294              13,937
        7/03           14,883              14,008              13,657
        8/03           14,988              14,086              13,734
        9/03           15,368              14,374              14,014
       10/03           15,267              14,334              13,976
       11/03           15,329              14,425              14,065
       12/03           15,389              14,464              14,102
        1/04           15,462              14,528              14,165
        2/04           15,651              14,686              14,319
        3/04           15,585              14,645              14,279
        4/04           15,273              14,417              14,057
        5/04           15,195              14,375              14,016
        6/04           15,251              14,387              14,027
        7/04           15,392              14,506              14,144
        8/04           15,662              14,706              14,339
        9/04           15,682              14,746              14,377
       10/04           15,769              14,799              14,429
       11/04           15,665              14,716              14,348
       12/04           15,807              14,838              14,468
        1/05           15,804              14,850              14,479
        2/05           15,726              14,807              14,437
        3/05           15,626              14,710              14,342
        4/05           15,807              14,860              14,488
        5/05           15,852              14,928              14,555
        6/05           15,925              14,995              14,620
        7/05           15,839              14,925              14,552
        8/05           15,938              15,020              14,645
        9/05           15,909              14,990              14,615
       10/05           15,843              14,918              14,545
       11/05           15,881              14,958              14,584
       12/05           15,957              15,027              14,652
        1/06           15,995              15,054              14,678
        2/06           16,023              15,095              14,718
        3/06           15,960              15,022              14,647
        4/06           15,995              15,050              14,673



The graph does not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of shares.

The index comparisons show the change in value of a $10,000 investment in the Class A shares of the Nuveen Limited Term Municipal Bond Fund compared with the Lehman Brothers 5-Year Municipal Bond Index. Returns would be different for the other share classes. The Lehman Brothers 5-Year Municipal Bond Index is an unmanaged index composed of a broad range of investment-grade municipal bonds. The index does not reflect any initial or ongoing expenses. You cannot invest directly in an index. The Nuveen Limited Term Municipal Bond Fund returns include reinvestment of all dividends and distributions, and the Funds' returns at the offer price depicted in the chart reflects the initial maximum sales charge applicable to A shares (2.5%) and all ongoing Fund expenses. The performance data quoted represents past performance, which is not indicative of future results. Current performance may be lower or higher than the performance shown.


                            Annual Report  Page 10

  Fund Spotlight as of 4/30/06             Nuveen High Yield Municipal Bond Fund

================================================================================

   Quick Facts
                                          A Shares B Shares C Shares R Shares
   --------------------------------------------------------------------------
   NAV                                      $22.06   $22.04   $22.05   $22.07
   --------------------------------------------------------------------------
   Latest Monthly Dividend/1/              $0.0920  $0.0780  $0.0820  $0.0955
   --------------------------------------------------------------------------
   Latest Ordinary Income Distribution/2/  $0.0005  $0.0005  $0.0005  $0.0005
   --------------------------------------------------------------------------
   Inception Date                          6/07/99  6/07/99  6/07/99  6/07/99
   --------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge
(CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 4/30/06

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           6.25%  1.78%
                 ---------------------------------------------
                 5-Year                           9.39%  8.46%
                 ---------------------------------------------
                 Since Inception                  7.57%  6.90%
                 ---------------------------------------------

                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           5.48%  1.48%
                 ---------------------------------------------
                 5-Year                           8.59%  8.45%
                 ---------------------------------------------
                 Since Inception                  6.77%  6.77%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           5.68%
                 ---------------------------------------------
                 5-Year                           8.80%
                 ---------------------------------------------
                 Since Inception                  6.99%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           6.45%
                 ---------------------------------------------
                 5-Year                           9.61%
                 ---------------------------------------------
                 Since Inception                  7.78%
                 ---------------------------------------------
                 Tax-Free Yields

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                5.00%  4.79%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              4.70%  4.50%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    6.53%  6.25%
                 ---------------------------------------------

                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.25%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.95%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.49%
                 ---------------------------------------------

                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.46%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.15%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.76%
                 ---------------------------------------------

                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                5.19%
                 ---------------------------------------------
                 SEC 30-Day Yield                 4.90%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      6.81%
                 ---------------------------------------------

                        Average Annual Total Returns as of 3/31/06

                        A Shares                 NAV      Offer
                        ------------------------------------------
                        1-Year                 8.05%      3.49%
                        ------------------------------------------
                        5-Year                 9.43%      8.50%
                        ------------------------------------------
                        Since Inception        7.68%      7.00%
                        ------------------------------------------

                        B Shares            w/o CDSC     w/CDSC
                        ------------------------------------------
                        1-Year                 7.21%      3.21%
                        ------------------------------------------
                        5-Year                 8.62%      8.48%
                        ------------------------------------------
                        Since Inception        6.87%      6.87%
                        ------------------------------------------

                        C Shares                 NAV
                        ------------------------------------------
                        1-Year                 7.42%
                        ------------------------------------------
                        5-Year                 8.84%
                        ------------------------------------------
                        Since Inception        7.09%
                        ------------------------------------------

                        R Shares                 NAV
                        ------------------------------------------
                        1-Year                 8.25%
                        ------------------------------------------
                        5-Year                 9.66%
                        ------------------------------------------
                        Since Inception        7.89%
                        ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $3,171,457
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)      22.38
          -----------------------------------------------------------
          Average Duration                                       7.43
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2006.
2Paid December 5, 2005. Ordinary income is subject to federal taxation. 3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report l Page 11

  Fund Spotlight as of 4/30/06             Nuveen High Yield Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed          5.4%
AA                           1.5%
A                            2.1%
BBB                         23.5%
BB or Lower                 24.7%
N/R                         42.8%

                    Industries/1/
                    Tax Obligation/Limited            26.1%
                    ---------------------------------------
                    Health Care                       18.8%
                    ---------------------------------------
                    Utilities                          8.7%
                    ---------------------------------------
                    Education and Civic Organizations  7.7%
                    ---------------------------------------
                    Materials                          7.1%
                    ---------------------------------------
                    Industrials                        6.2%
                    ---------------------------------------
                    Transportation                     5.7%
                    ---------------------------------------
                    Consumer Staples                   5.1%
                    ---------------------------------------
                    Other                             14.6%
                    ---------------------------------------

States/1 /

                              California    14.6%
                              -------------------
                              Florida        7.9%
                              -------------------
                              Colorado       7.6%
                              -------------------
                              Michigan       5.7%
                              -------------------
                              Illinois       5.4%
                              -------------------
                              Virginia       5.3%
                              -------------------
                              New York       5.2%
                              -------------------
                              Pennsylvania   4.6%
                              -------------------
                              Texas          4.2%
                              -------------------
                              Alabama        3.2%
                              -------------------
                              Ohio           2.7%
                              -------------------
                              Nevada         2.4%
                              -------------------
                              Massachusetts  2.4%
                              -------------------
                              Louisiana      2.3%
                              -------------------
                              Arizona        2.2%
                              -------------------
                              New Jersey     1.9%
                              -------------------
                              Maryland       1.6%
                              -------------------
                              Oklahoma       1.6%
                              -------------------
                              Other         19.2%
                              -------------------

1As a percentage of total holdings as of April 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/06)     $1,032.80 $1,029.00 $1,030.00 $1,033.80 $1,020.38 $1,016.71 $1,017.70 $1,021.37
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    4.49 $    8.20 $    7.20 $    3.48 $    4.46 $    8.15 $    7.15 $    3.46
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .89%, 1.63%, 1.43% and .69% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 12

  Fund Spotlight as of 4/30/06           Nuveen All-American Municipal Bond Fund

================================================================================

         Quick Facts
                                    A Shares B Shares C Shares R Shares
         --------------------------------------------------------------
         NAV                          $10.80   $10.82   $10.80   $10.83
         --------------------------------------------------------------
         Latest Monthly Dividend/1/  $0.0385  $0.0315  $0.0335  $0.0400
         --------------------------------------------------------------
         Inception Date             10/03/88  2/05/97  6/02/93  2/06/97
         --------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class B and R share returns are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of of Class B) expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 4/30/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           2.33% -1.94%
                 ---------------------------------------------
                 5-Year                           5.26%  4.36%
                 ---------------------------------------------
                 10-Year                          5.51%  5.06%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.55% -2.37%
                 ---------------------------------------------
                 5-Year                           4.47%  4.30%
                 ---------------------------------------------
                 10-Year                          4.91%  4.91%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.75%
                 ---------------------------------------------
                 5-Year                           4.68%
                 ---------------------------------------------
                 10-Year                          4.94%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.40%
                 ---------------------------------------------
                 5-Year                           5.46%
                 ---------------------------------------------
                 10-Year                          5.71%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/2/                4.28%  4.10%
                 ---------------------------------------------
                 SEC 30-Day Yield/3/              3.73%  3.58%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/3,4/    5.18%  4.97%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.49%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.98%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.14%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                3.72%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.18%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      4.42%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/2/                4.43%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.93%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4/      5.46%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06

                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            4.05%       -0.34%
                            ------------------------------------------
                            5-Year            5.08%        4.17%
                            ------------------------------------------
                            10-Year           5.47%        5.02%
                            ------------------------------------------

                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            3.25%       -0.73%
                            ------------------------------------------
                            5-Year            4.29%        4.12%
                            ------------------------------------------
                            10-Year           4.86%        4.86%
                            ------------------------------------------

                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.45%
                            ------------------------------------------
                            5-Year            4.50%
                            ------------------------------------------
                            10-Year           4.89%
                            ------------------------------------------

                            R Shares            NAV
                            ------------------------------------------
                            1-Year            4.20%
                            ------------------------------------------
                            5-Year            5.28%
                            ------------------------------------------
                            10-Year           5.67%
                            ------------------------------------------

                                 Portfolio Statistics
                                 Net Assets ($000)                                $363,976
                                 ---------------------------------------------------------
                                 Average Effective Maturity on Securities (Years)    15.15
                                 ---------------------------------------------------------
                                 Average Duration                                     5.61
                                 ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report  Page 13

  Fund Spotlight as of 4/30/06           Nuveen All-American Municipal Bond Fund

================================================================================


Bond Credit Quality/1/

                                    [CHART]

AAA/U.S. Guaranteed     53.8%
AA                      15.5%
A                       12.4%
BBB                      9.9%
BB or Lower              3.3%
N/R                      5.1%

                    Industries/1/
                    Utilities                         15.3%
                    ---------------------------------------
                    Tax Obligation/General            14.1%
                    ---------------------------------------
                    U.S. Guaranteed                   13.4%
                    ---------------------------------------
                    Tax Obligation/Limited            12.8%
                    ---------------------------------------
                    Health Care                       12.6%
                    ---------------------------------------
                    Transportation                    10.3%
                    ---------------------------------------
                    Education and Civic Organizations  6.5%
                    ---------------------------------------
                    Other                             15.0%
                    ---------------------------------------

States/1/

                              New York       11.8%
                              --------------------
                              California      8.9%
                              --------------------
                              Texas           8.3%
                              --------------------
                              Illinois        7.7%
                              --------------------
                              Tennessee       5.3%
                              --------------------
                              Washington      4.4%
                              --------------------
                              Florida         3.6%
                              --------------------
                              Michigan        3.4%
                              --------------------
                              Massachusetts   3.4%
                              --------------------
                              Indiana         3.2%
                              --------------------
                              Pennsylvania    3.1%
                              --------------------
                              New Hampshire   3.1%
                              --------------------
                              Alabama         2.9%
                              --------------------
                              Wisconsin       2.6%
                              --------------------
                              Louisiana       2.2%
                              --------------------
                              South Carolina  2.2%
                              --------------------
                              Maryland        2.0%
                              --------------------
                              Oklahoma        1.9%
                              --------------------
                              New Jersey      1.9%
                              --------------------
                              Other          18.1%
                              --------------------

1As a percentage of total holdings as of April 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/06)     $1,015.50 $1,011.60 $1,012.70 $1,015.40 $1,020.98 $1,017.26 $1,018.25 $1,021.97
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.85 $    7.58 $    6.59 $    2.85 $    3.86 $    7.60 $    6.61 $    2.86
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .77%, 1.52%, 1.32% and .57% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 14

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/06                Nuveen Insured Municipal Bond Fund
================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                       $10.69   $10.70   $10.62   $10.67
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0375  $0.0305  $0.0320  $0.0390
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.1002  $0.1002  $0.1002  $0.1002
-------------------------------------------------------------------------------------------
Inception Date                                           9/06/94  2/04/97  9/07/94 12/22/86
-------------------------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales changes and expenses, which are primarily differences in distribution and service fees. Class A shares have a 4.2% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 4/30/06

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.84% -2.40%
                 ---------------------------------------------
                 5-Year                           4.78%  3.88%
                 ---------------------------------------------
                 10-Year                          5.17%  4.73%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.06% -2.81%
                 ---------------------------------------------
                 5-Year                           3.99%  3.81%
                 ---------------------------------------------
                 10-Year                          4.57%  4.57%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.33%
                 ---------------------------------------------
                 5-Year                           4.20%
                 ---------------------------------------------
                 10-Year                          4.61%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           2.11%
                 ---------------------------------------------
                 5-Year                           4.98%
                 ---------------------------------------------
                 10-Year                          5.40%
                 ---------------------------------------------
                 Tax-Free Yields

                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                4.21%  4.03%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.62%  3.47%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.03%  4.82%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.42%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.87%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      3.99%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.62%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.07%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.26%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                4.39%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.82%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.31%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.72%       -0.66%
                            ------------------------------------------
                            5-Year            4.60%        3.70%
                            ------------------------------------------
                            10-Year           5.15%        4.70%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.92%       -1.02%
                            ------------------------------------------
                            5-Year            3.83%        3.66%
                            ------------------------------------------
                            10-Year           4.53%        4.53%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            3.21%
                            ------------------------------------------
                            5-Year            4.06%
                            ------------------------------------------
                            10-Year           4.58%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.90%
                            ------------------------------------------
                            5-Year            4.80%
                            ------------------------------------------
                            10-Year           5.36%
                            ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $843,501
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)    16.90
           ---------------------------------------------------------
           Average Duration                                     5.66
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report l Page 15

  Fund Spotlight as of 4/30/06                Nuveen Insured Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

         [CHART]

Insured                     78.4%
U.S.Guarenteed              18.6%
AAA (Uninsured)              0.1%
AA (Uninsured)               0.8%
A (Uninsured)                1.6%
BBB (Uninsured)              0.5%

The Fund features a portfolio of primarily investment-grade, long-term municipal securities. These securities are covered by insurance, guaranteeing the timely payment of principal and interest, or by an escrow or trust account containing enough U.S. government or U.S. government agency securities to ensure timely payment of principal and interest.

                    Industries/1/
                    U.S. Guaranteed                   18.6%
                    ---------------------------------------
                    Transportation                    17.6%
                    ---------------------------------------
                    Tax Obligation/Limited            14.6%
                    ---------------------------------------
                    Tax Obligation/General            14.4%
                    ---------------------------------------
                    Health Care                        8.0%
                    ---------------------------------------
                    Water and Sewer                    7.3%
                    ---------------------------------------
                    Utilities                          6.8%
                    ---------------------------------------
                    Housing/Multifamily                5.3%
                    ---------------------------------------
                    Education and Civic Organizations  5.2%
                    ---------------------------------------
                    Other                              2.2%
                    ---------------------------------------

States/1/

                              California     15.9%
                              --------------------
                              Washington      7.9%
                              --------------------
                              Michigan        7.5%
                              --------------------
                              Texas           7.2%
                              --------------------
                              New York        5.9%
                              --------------------
                              Illinois        5.1%
                              --------------------
                              Indiana         5.0%
                              --------------------
                              Alabama         4.6%
                              --------------------
                              Colorado        3.7%
                              --------------------
                              Tennessee       3.5%
                              --------------------
                              Florida         3.5%
                              --------------------
                              Georgia         3.3%
                              --------------------
                              Pennsylvania    2.8%
                              --------------------
                              New Jersey      2.5%
                              --------------------
                              Massachusetts   2.2%
                              --------------------
                              South Carolina  2.0%
                              --------------------
                              Other          17.4%
                              --------------------

1As a percentage of total holdings as of April 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees;
distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs
(in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/06)     $1,015.30 $1,011.40 $1,012.30 $1,016.20 $1,020.98 $1,017.31 $1,018.30 $1,021.97
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.85 $    7.53 $    6.54 $    2.85 $    3.86 $    7.55 $    6.56 $    2.86
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .77%, 1.51%, 1.31% and .57% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 16

  Fund Spotlight as of 4/30/06  Nuveen Intermediate Duration Municipal Bond Fund

================================================================================

Quick Facts
                                                        A Shares B Shares C Shares R Shares
-------------------------------------------------------------------------------------------
NAV                                                        $8.89    $8.91    $8.90    $8.90
-------------------------------------------------------------------------------------------
Latest Monthly Dividend/1/                               $0.0270  $0.0210  $0.0225  $0.0285
-------------------------------------------------------------------------------------------
Latest Capital Gain and Ordinary Income Distribution/2/  $0.0364  $0.0364  $0.0364  $0.0364
-------------------------------------------------------------------------------------------
Inception Date                                           6/13/95  2/07/97  6/13/95 11/29/76
-------------------------------------------------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A, C and R share returns are actual. Class B share returns are actual for the period since class inception; returns prior to class inception are Class R share returns adjusted for differences in sales charges and expenses, which are primarily differences in distribution and service fees. Class A shares have a 3.0% maximum sales charge. Class B shares have a contingent deferred sales charge (CDSC), also known as a back-end sales charge, that for redemptions begins at 5% and declines periodically until after 6 years when the charge becomes 0%. Class B shares automatically convert to Class A shares eight years after purchase. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                 Average Annual Total Returns as of 4/30/06
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 1-Year                           1.70% -1.33%
                 ---------------------------------------------
                 5-Year                           4.25%  3.61%
                 ---------------------------------------------
                 10-Year                          4.99%  4.67%
                 ---------------------------------------------
                 B Shares                      w/o CDSC w/CDSC
                 ---------------------------------------------
                 1-Year                           1.01% -2.90%
                 ---------------------------------------------
                 5-Year                           3.48%  3.31%
                 ---------------------------------------------
                 10-Year                          4.40%  4.40%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.10%
                 ---------------------------------------------
                 5-Year                           3.68%
                 ---------------------------------------------
                 10-Year                          4.39%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 1-Year                           1.90%
                 ---------------------------------------------
                 5-Year                           4.45%
                 ---------------------------------------------
                 10-Year                          5.21%
                 ---------------------------------------------
                 Tax-Free Yields
                 A Shares                           NAV  Offer
                 ---------------------------------------------
                 Dividend Yield/3/                3.64%  3.54%
                 ---------------------------------------------
                 SEC 30-Day Yield/4/              3.64%  3.54%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/4,5/    5.06%  4.92%
                 ---------------------------------------------
                 B Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                2.83%
                 ---------------------------------------------
                 SEC 30-Day Yield                 2.89%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.01%
                 ---------------------------------------------
                 C Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.03%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.09%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      4.29%
                 ---------------------------------------------
                 R Shares                           NAV
                 ---------------------------------------------
                 Dividend Yield/3/                3.84%
                 ---------------------------------------------
                 SEC 30-Day Yield                 3.84%
                 ---------------------------------------------
                 Taxable-Equivalent Yield/5/      5.33%
                 ---------------------------------------------

                            Average Annual Total Returns as of 3/31/06
                            A Shares            NAV        Offer
                            ------------------------------------------
                            1-Year            3.30%        0.18%
                            ------------------------------------------
                            5-Year            4.12%        3.48%
                            ------------------------------------------
                            10-Year           4.96%        4.64%
                            ------------------------------------------
                            B Shares       w/o CDSC       w/CDSC
                            ------------------------------------------
                            1-Year            2.48%       -1.49%
                            ------------------------------------------
                            5-Year            3.33%        3.16%
                            ------------------------------------------
                            10-Year           4.34%        4.34%
                            ------------------------------------------
                            C Shares            NAV
                            ------------------------------------------
                            1-Year            2.68%
                            ------------------------------------------
                            5-Year            3.53%
                            ------------------------------------------
                            10-Year           4.36%
                            ------------------------------------------
                            R Shares            NAV
                            ------------------------------------------
                            1-Year            3.50%
                            ------------------------------------------
                            5-Year            4.32%
                            ------------------------------------------
                            10-Year           5.17%
                            ------------------------------------------

          Portfolio Statistics
          Net Assets ($000)                                $2,503,256
          -----------------------------------------------------------
          Average Effective Maturity on Securities (Years)       9.93
          -----------------------------------------------------------
          Average Duration                                       4.89
          -----------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2006.
2Paid December 5, 2005. Capital gains and/or ordinary income are subject to federal taxation.
3Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
4The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
5The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report  Page 17

  Fund Spotlight as of 4/30/06  Nuveen Intermediate Duration Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

         [CHART]

AAA/U.S. Guaranteed         54.9%
AA                          14.8%
A                           11.9%
BBB                         14.8%
BB or Lower                  2.5%
N/R                          1.1%

                          Industries/1/
                          Tax Obligation/Limited 25.0%
                          ----------------------------
                          U.S. Guaranteed        15.3%
                          ----------------------------
                          Health Care            13.9%
                          ----------------------------
                          Tax Obligation/General 12.4%
                          ----------------------------
                          Utilities              11.3%
                          ----------------------------
                          Consumer Staples        5.0%
                          ----------------------------
                          Transportation          4.9%
                          ----------------------------
                          Other                  12.2%
                          ----------------------------

States/1/

                           New York             12.5%
                           --------------------------
                           California           11.6%
                           --------------------------
                           Illinois              7.8%
                           --------------------------
                           Texas                 6.4%
                           --------------------------
                           Massachusetts         6.4%
                           --------------------------
                           Michigan              5.4%
                           --------------------------
                           Florida               5.0%
                           --------------------------
                           Washington            4.6%
                           --------------------------
                           Wisconsin             3.9%
                           --------------------------
                           Puerto Rico           3.8%
                           --------------------------
                           New Jersey            3.4%
                           --------------------------
                           Alabama               3.2%
                           --------------------------
                           North Carolina        3.2%
                           --------------------------
                           District of Columbia  2.2%
                           --------------------------
                           Tennessee             1.8%
                           --------------------------
                           Other                18.8%
                           --------------------------

1As a percentage of total holdings as of April 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                  Hypothetical Performance
                                             Actual Performance            (5% annualized return before expenses)
                                   --------------------------------------- ---------------------------------------

                                    A Shares  B Shares  C Shares  R Shares  A Shares  B Shares  C Shares  R Shares
------------------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00 $1,000.00
------------------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/06)     $1,012.10 $1,008.00 $1,007.90 $1,012.00 $1,021.12 $1,017.41 $1,018.40 $1,022.12
------------------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.69 $    7.42 $    6.42 $    2.69 $    3.71 $    7.45 $    6.46 $    2.71
------------------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .74%, 1.49%, 1.29% and .54% for Classes A, B, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 18

--------------------------------------------------------------------------------
  Fund Spotlight as of 4/30/06           Nuveen Limited Term Municipal Bond Fund

================================================================================

             Quick Facts
                                        A Shares C Shares R Shares
             -----------------------------------------------------
             NAV                          $10.55   $10.52   $10.50
             -----------------------------------------------------
             Latest Monthly Dividend/1/  $0.0290  $0.0260  $0.0310
             -----------------------------------------------------
             Inception Date             10/19/87 12/01/95  2/06/97
             -----------------------------------------------------

Returns quoted represent past performance which is no guarantee of future results. Returns without sales charges would be lower if the sales charge were included. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Class A and C share returns are actual. Class R shares are actual for the period since class inception; returns prior to class inception are Class A share returns adjusted for differences in sales charges and (in the case of Class C) expenses, which are primarily differences in distribution and service fees. Class A shares have a 2.5% maximum sales charge. Class C shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class R shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

                   Average Annual Total Returns as of 4/30/06

                   A Shares                        NAV  Offer
                   ------------------------------------------
                   1-Year                        1.29% -1.27%
                   ------------------------------------------
                   5-Year                        3.58%  3.06%
                   ------------------------------------------
                   10-Year                       4.18%  3.92%
                   ------------------------------------------

                   C Shares                        NAV
                   ------------------------------------------
                   1-Year                        0.86%
                   ------------------------------------------
                   5-Year                        3.22%
                   ------------------------------------------
                   10-Year                       3.82%
                   ------------------------------------------
                   R Shares                        NAV
                   ------------------------------------------
                   1-Year                        1.43%
                   ------------------------------------------
                   5-Year                        3.79%
                   ------------------------------------------
                   10-Year                       4.35%
                   ------------------------------------------
                   Tax-Free Yields

                   A Shares                        NAV  Offer
                   ------------------------------------------
                   Dividend Yield/2/             3.30%  3.22%
                   ------------------------------------------
                   SEC 30-Day Yield/3/           3.54%  3.45%
                   ------------------------------------------
                   Taxable-Equivalent Yield/3,4/ 4.92%  4.79%
                   ------------------------------------------

                   C Shares                        NAV
                   ------------------------------------------
                   Dividend Yield/2/             2.97%
                   ------------------------------------------
                   SEC 30-Day Yield              3.19%
                   ------------------------------------------
                   Taxable-Equivalent Yield/4/   4.43%
                   ------------------------------------------

                   R Shares                        NAV
                   ------------------------------------------
                   Dividend Yield/2/             3.54%
                   ------------------------------------------
                   SEC 30-Day Yield              3.74%
                   ------------------------------------------
                   Taxable-Equivalent Yield/4/   5.19%
                   ------------------------------------------

                             Average Annual Total Returns as of 3/31/06

                             A Shares          NAV         Offer
                             ------------------------------------------
                             1-Year          2.14%        -0.37%
                             ------------------------------------------
                             5-Year          3.49%         2.97%
                             ------------------------------------------
                             10-Year         4.16%         3.90%
                             ------------------------------------------

                             C Shares          NAV
                             ------------------------------------------
                             1-Year          1.81%
                             ------------------------------------------
                             5-Year          3.15%
                             ------------------------------------------
                             10-Year         3.80%
                             ------------------------------------------

                             R Shares          NAV
                             ------------------------------------------
                             1-Year          2.29%
                             ------------------------------------------
                             5-Year          3.69%
                             ------------------------------------------
                             10-Year         4.33%
                             ------------------------------------------

           Portfolio Statistics
           Net Assets ($000)                                $749,492
           ---------------------------------------------------------
           Average Effective Maturity on Securities (Years)     4.81
           ---------------------------------------------------------
           Average Duration                                     3.89
           ---------------------------------------------------------

--------------------------------------------------------------------------------
1Paid May 1, 2006. This is the latest monthly tax-exempt dividend declared during the period ended April 30, 2006.
2Dividend Yield is the most recent dividend per share (annualized) divided by the appropriate price per share. The SEC 30-Day Yield is a standardized measure of the current market yield on the Fund's portfolio and is based on the maximum offer price per share. The Dividend Yield also differs from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.
3The SEC 30-Day Yield and Taxable Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund's Policy permitting waiver of the A Share load in certain specified circumstances.
4The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower. The Taxable-Equivalent Yield is based on the Fund's SEC 30-Day Yield on the indicated date and a federal income tax rate of 28%.

                            Annual Report l Page 19

  Fund Spotlight as of 4/30/06           Nuveen Limited Term Municipal Bond Fund

================================================================================

Bond Credit Quality/1/

            [CHART]


AAA/U.S. Guaranteed        42.4%
AA                         12.8%
A                          14.4%
BBB                        22.3%
BB or Lower                 4.0%
N/R                         4.1%


                    Industries/1/
                    Tax Obligation/Limited            24.7%
                    ---------------------------------------
                    Health Care                       20.0%
                    ---------------------------------------
                    Utilities                         17.5%
                    ---------------------------------------
                    Tax Obligation/General            12.1%
                    ---------------------------------------
                    U.S. Guaranteed                    6.4%
                    ---------------------------------------
                    Education and Civic Organizations  5.5%
                    ---------------------------------------
                    Other                             13.8%
                    ---------------------------------------

States/1/

                              New York       13.9%
                              --------------------
                              California     11.0%
                              --------------------
                              New Jersey      8.7%
                              --------------------
                              Pennsylvania    7.7%
                              --------------------
                              Massachusetts   6.5%
                              --------------------
                              Ohio            3.7%
                              --------------------
                              Texas           3.2%
                              --------------------
                              South Carolina  3.2%
                              --------------------
                              North Carolina  2.9%
                              --------------------
                              Connecticut     2.8%
                              --------------------
                              Florida         2.8%
                              --------------------
                              Alabama         2.2%
                              --------------------
                              Illinois        2.2%
                              --------------------
                              Washington      2.2%
                              --------------------
                              Kansas          2.0%
                              --------------------
                              Kentucky        2.0%
                              --------------------
                              Oregon          1.9%
                              --------------------
                              Tennessee       1.8%
                              --------------------
                              Other          19.3%
                              --------------------

1As a percentage of total holdings as of April 30, 2006. Holdings are subject to change.

--------------------------------------------------------------------------------
Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including front and back end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example below is based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under "Actual Performance," together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled "Expenses Incurred During Period" to estimate the expenses incurred on your account during this period.

The information under "Hypothetical Performance," provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front and back end sales charges (loads) or redemption fees, where applicable. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transactional costs were included, your costs would have been higher.

                                                                   Hypothetical Performance
                                        Actual Performance       (5% annualized return before expenses)
                                   ----------------------------- --------------------------------------

                                    A Shares  C Shares  R Shares  A Shares     C Shares     R Shares
-------------------------------------------------------------------------------------------------------
Beginning Account Value (11/01/05) $1,000.00 $1,000.00 $1,000.00 $1,000.00    $1,000.00    $1,000.00
-------------------------------------------------------------------------------------------------------
Ending Account Value (4/30/06)     $1,008.90 $1,007.20 $1,010.00 $1,021.27    $1,019.54    $1,022.27
-------------------------------------------------------------------------------------------------------
Expenses Incurred During Period    $    3.54 $    5.28 $    2.54 $    3.56    $    5.31    $    2.56
-------------------------------------------------------------------------------------------------------

For each class of the Fund, expenses are equal to the Fund's annualized net expense ratio of .71%, 1.06% and .51% for Classes A, C and R, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

                            Annual Report  Page 20

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              National - 0.9%

$       4,000 Charter Mac Equity Issuer Trust, Preferred Shares, Series     4/15 at 100.00          A3 $       4,188,880
               2004A-4, 5.750%, 12/31/45 (Mandatory put 4/30/15)

       14,000 GMAC Municipal Mortgage Trust, Series B-1, 5.600%, 10/31/39     No Opt. Call        Baa1        14,260,400
               (Mandatory put 10/31/19) (Alternative Minimum Tax)

        8,000 GMAC Municipal Mortgage Trust, Series C-1, 5.700%, 10/31/40   4/15 at 100.00        Baa2         8,030,880
               (Mandatory put 4/30/25) (Alternative Minimum Tax)

          604 MMA Financial Multifamily Securitization Trust, Class B       8/06 at 115.00         N/R           632,672
               Certificates, Series 2005A, 9.000%, 6/01/39 (Mandatory put
               12/01/09) (Alternative Minimum Tax)

        1,588 MMA Financial Mutlifamily Securitization Trust, Class B       8/06 at 101.00         N/R         1,608,565
               Certificates, Series 2005B, 9.000%, 7/01/40 (Mandatory put
               7/01/10) (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       28,192 Total National                                                                                  28,721,397
------------------------------------------------------------------------------------------------------------------------
              Alabama - 3.2%

       43,370 Birmingham Special Care Facilities Financing Authority,      11/15 at 100.00        Baa1        42,320,446
               Alabama, Revenue Bonds, Baptist Health System Inc., Series
               2005A, 5.000%, 11/15/30

        5,550 Butler Industrial Development Board, Alabama, Solid Waste     9/14 at 100.00           B         5,532,240
               Disposal Revenue Bonds, Georgia Pacific Corporation,
               Series 2004, 5.750%, 9/01/28 (Alternative Minimum Tax)

        9,000 Courtland Industrial Development Board, Alabama, Solid       11/14 at 100.00         BBB         8,942,850
               Waste Disposal Revenue Bonds, International Paper Company,
               Series 2004A, 4.750%, 5/01/17

              Prichard Waterworks and Sewer Board, Alabama, Water and
               Sewer Revenue Bonds, Series 2005:
        3,415  4.500%, 8/15/12                                                No Opt. Call        BBB-         3,360,565
       24,600  5.000%, 8/15/35                                             11/15 at 102.00        BBB-        23,089,560

        1,565 Rainbow City Special Healthcare Facilities Financing          1/11 at 102.00         N/R           869,342
               Authority, Alabama, First Mortgage Revenue Bonds, Regency
               Pointe, Series 2001A, 8.125%, 1/01/21 (4)

        2,500 Rainbow City Special Healthcare Facilities Financing          1/06 at 100.00         N/R         1,375,000
               Authority, Alabama, First Mortgage Revenue Bonds, Regency
               Pointe, Series 2001B, 7.250%, 1/01/06 (4)

              Sylacauga Health Care Authority, Alabama, Revenue Bonds,
              Coosa Valley Medical Center, Series 2005A:
        2,000  6.000%, 8/01/25                                              8/15 at 100.00         N/R         2,059,900
       13,000  6.000%, 8/01/35                                              8/15 at 100.00         N/R        13,313,820
------------------------------------------------------------------------------------------------------------------------
      105,000 Total Alabama                                                                                  100,863,723
------------------------------------------------------------------------------------------------------------------------
              Alaska - 0.1%

        2,000 Northern Tobacco Securitization Corporation, Alaska,          6/10 at 100.00         BBB         2,105,500
               Tobacco Settlement Asset-Backed Bonds, Series 2000,
               6.500%, 6/01/31
------------------------------------------------------------------------------------------------------------------------
              Arizona - 2.2%

           40 Arizona Health Facilities Authority, Hospital System         11/09 at 100.00        Baa3            41,481
               Revenue Bonds, Phoenix Children's Hospital, Series 1999A,
               6.250%, 11/15/29

              Arizona Health Facilities Authority, Hospital System
              Revenue Bonds, Phoenix Children's Hospital, Series 2002A:
          150  5.375%, 2/15/18                                              2/12 at 101.00        Baa3           154,092
        1,430  6.250%, 2/15/21                                              2/12 at 101.00        Baa3         1,521,077
        1,000  6.000%, 2/15/32                                              2/12 at 101.00        Baa3         1,031,660

        3,000 Arizona Health Facilities Authority, Revenue Bonds,          11/13 at 101.00         N/R         3,367,380
               American Baptist Estates - Terraces Project, Series 2003A,
               7.750%, 11/15/33

          215 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 100.00          B-           208,750
               Nevada Power Company Project, Series 1995E, 5.350%,
               10/01/22

          655 Coconino County, Arizona, Pollution Control Revenue Bonds,   10/06 at 102.00          B-           666,803
               Nevada Power Company Project, Series 1996, 6.375%,
               10/01/36 (Alternative Minimum Tax)

          755 Coconino County, Arizona, Pollution Control Revenue Bonds,    5/06 at 100.00          B-           754,925
               Nevada Power Company Project, Series 1997B, 5.800%,
               11/01/32 (Alternative Minimum Tax)

----
21

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
----------------------------------------------------------------------------------------------------------------------------
              Arizona (continued)

$         943 Estrella Mountain Ranch Community Facilities District,        7/10 at 102.00         N/R     $       1,026,993
               Goodyear, Arizona, Special Assessment Lien Bonds, Series
               2001A, 7.875%, 7/01/25

              Glendale Industrial Development Authority, Arizona, Revenue
              Bonds, John C. Lincoln Health Network, Series 2005:
        1,400  4.625%, 12/01/26                                            12/15 at 100.00         BBB             1,317,470
        1,185  4.625%, 12/01/27                                            12/15 at 100.00         BBB             1,105,901
        1,700  4.700%, 12/01/28                                            12/15 at 100.00         BBB             1,604,324
          345  4.750%, 12/01/29                                            12/15 at 100.00         BBB               327,843
        1,855  4.750%, 12/01/30                                            12/15 at 100.00         BBB             1,765,515
          200  5.000%, 12/01/35                                            12/15 at 100.00         BBB               198,312

        6,720 Maricopa County Industrial Development Authority, Arizona,    1/11 at 103.00          BB             6,743,184
               Senior Living Facility Revenue Bonds, Christian Care Mesa
               II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative
               Minimum Tax)

        2,075 Maricopa County Industrial Development Authority, Arizona,   12/06 at 102.00         N/R             2,102,079
               Solid Waste Disposal Revenue Bonds, Rainbow Valley
               Landfill Project, Series 1999A, 7.500%, 12/01/20
               (Alternative Minimum Tax)

              Maricopa County, Arizona, Hospital Revenue Bonds, Sun
              Health Corporation, Series 2005:
        5,405  5.000%, 4/01/16                                              4/15 at 100.00        Baa1             5,525,045
        2,345  5.000%, 4/01/17                                              4/15 at 100.00        Baa1             2,388,523
        2,000  5.000%, 4/01/18                                              4/15 at 100.00        Baa1             2,033,040
        3,695  5.000%, 4/01/25                                              4/15 at 100.00        Baa1             3,704,090
        5,000  5.000%, 4/01/35                                              4/15 at 100.00        Baa1             4,961,250

              Phoenix Industrial Development Authority, Arizona,
              Educational Revenue Bonds, Keystone Montessori School,
              Series 2004A:
          350  6.375%, 11/01/13                                            11/11 at 103.00         N/R               356,464
          790  7.250%, 11/01/23                                            11/11 at 103.00         N/R               818,480
        1,710  7.500%, 11/01/33                                            11/11 at 103.00         N/R             1,770,927

        1,640 Pima County Industrial Development Authority, Arizona,        7/14 at 100.00         N/R             1,688,610
               Charter School Revenue Bonds, Heritage Elementary School,
               Series 2004, 7.500%, 7/01/34

          550 Pima County Industrial Development Authority, Arizona,       12/14 at 100.00        BBB-               558,783
               Charter School Revenue Bonds, Noah Webster Basic Schools
               Inc., Series 2004, 6.125%, 12/15/34

        4,700 Pima County Industrial Development Authority, Arizona,        7/14 at 100.00         N/R (3)         5,656,920
               Charter School Revenue Bonds, Pointe Educational Services
               Charter School, Series 2004, 7.500%, 7/01/34 (Pre-refunded
               7/01/14)

              Tucson Industrial Development Authority, Arizona, Charter
              School Revenue Bonds, Arizona Agribusiness and Equine
              Center Charter School, Series 2004A:
        1,620  5.850%, 9/01/24                                              9/14 at 100.00        BBB-             1,637,415
        1,035  6.125%, 9/01/34                                              9/14 at 100.00        BBB-             1,051,094

              Watson Road Community Facilities District, Arizona, Special
              Assessement Revenue Bonds, Series 2005:
          100  5.200%, 7/01/13                                                No Opt. Call         N/R                99,349
          300  5.400%, 7/01/15                                                No Opt. Call         N/R               298,155
        5,420  6.000%, 7/01/30                                              7/16 at 100.00         N/R             5,395,502

        1,600 Winslow Industrial Development Authority, Arizona, Hospital   6/08 at 101.00         N/R             1,519,648
               Revenue Bonds, Winslow Memorial Hospital, Series 1998,
               5.500%, 6/01/22

        6,200 Yavapai County Industrial Development Authority, Arizona,     3/16 at 101.00         BBB             6,005,630
               Solid Waste Disposal Revenue Bonds, Waste Management Inc.,
               Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
       68,128 Total Arizona                                                                                       69,406,714
----------------------------------------------------------------------------------------------------------------------------
              Arkansas - 0.5%

        8,760 Little River County, Arkansas, Revenue Refunding Bonds,      10/07 at 102.00          B2             8,608,014
               Georgia-Pacific Corporation, Series 1998, 5.600%, 10/01/26
               (Alternative Minimum Tax)

          500 Washington County, Arkansas, Hospital Revenue Bonds,          2/15 at 100.00         BBB               490,980
               Washington Regional Medical Center, Series 2005A, 5.000%,
               2/01/35

              Washington County, Arkansas, Hospital Revenue Bonds,
              Washington Regional Medical Center, Series 2005B:
        3,000  5.000%, 2/01/25                                              2/15 at 100.00         BBB             2,990,730
        3,455  5.000%, 2/01/30                                              2/15 at 100.00         BBB             3,391,117
----------------------------------------------------------------------------------------------------------------------------
       15,715 Total Arkansas                                                                                      15,480,841
----------------------------------------------------------------------------------------------------------------------------

----
22

    Principal                                                                   Optional Call
 Amount (000)    Description                                                   Provisions (1) Ratings (2)             Value
---------------------------------------------------------------------------------------------------------------------------
                 California - 14.4%

$       1,250    ABAG Finance Authority for Non-Profit Corporations,          10/07 at 102.00         BB+ $       1,250,050
                  California, Certificates of Participation, American
                  Baptist Homes of the West, Series 1997A, 5.850%, 10/01/27

       11,505    Affordable Housing Agency, California, Multifamily Housing   12/08 at 103.00         Ba1        11,565,861
                  Revenue Bonds, Westridge at Hilltop Apartments, Series
                  2003A-S, 6.375%, 12/15/33

       12,250    Alameda Public Finance Authority, California, Revenue Bond      No Opt. Call         N/R        12,232,850
                  Anticipation Notes, Alameda Power and Telecom, Series
                  2004, 7.000%, 6/01/09

                 American Canyon Financing Authority, California,
                 Infrastructure Revenue Bonds, American Canyon Road East AD,
                 Series 2005:
        2,000     5.000%, 9/02/30                                              9/14 at 102.00         N/R         1,990,100
        3,390     5.100%, 9/02/35                                              9/14 at 102.00         N/R         3,380,033

        2,960    Beaumont Financing Authority, California, Local Agency        9/13 at 102.00         N/R         3,299,926
                  Revenue Bonds, Series 2003A, 7.000%, 9/01/33

                 Beaumont Financing Authority, California, Local Agency
                 Revenue Bonds, Series 2004D:
        1,455     5.500%, 9/01/24                                              9/14 at 102.00         N/R         1,510,101
        1,875     5.800%, 9/01/35                                              9/14 at 102.00         N/R         1,964,738

                 Beaumont Financing Authority, California, Local Agency
                  Revenue Bonds, Series 2005A:
        1,680     5.600%, 9/01/25                                              9/15 at 102.00         N/R         1,760,842
        2,315     5.650%, 9/01/30                                              9/15 at 102.00         N/R         2,418,781
        2,500     5.700%, 9/01/35                                              9/15 at 102.00         N/R         2,606,125

                 Beaumont Financing Authority, California, Local Agency
                  Revenue Bonds, Series 2005B:
        1,000     5.350%, 9/01/28                                              9/15 at 102.00         N/R         1,028,180
        1,490     5.400%, 9/01/35                                              9/15 at 102.00         N/R         1,528,040

                 Beaumont Financing Authority, California, Local Agency
                  Revenue Bonds, Series 2005C:
          855     5.500%, 9/01/29                                              9/14 at 102.00         N/R           877,666
        2,065     5.500%, 9/01/35                                              9/14 at 102.00         N/R         2,111,421

        1,500    Benicia, California, Assessment District Limited Obligation   3/11 at 100.00         N/R         1,533,225
                  Improvement Bonds, Series 2004B, 5.900%, 9/02/30

                 California County Tobacco Securitization Agency, Tobacco
                 Settlement Asset-Backed Bonds, Los Angeles County
                 Securitization Corporation, Series 2006A:
        5,000     0.000%, 6/01/21                                             12/18 at 100.00        Baa3         3,897,250
        4,070     0.000%, 6/01/28                                             12/18 at 100.00        Baa3         3,159,745
        4,990     0.000%, 6/01/36 (Mandatory put 6/01/23)                     12/18 at 100.00        Baa3         3,889,106

        8,085    California Department of Water Resources, Electric Power        No Opt. Call         AAA        10,366,587
                  Supply Revenue Bonds, DRIVERS, Series 395, 8.349%,
                  5/01/17 - AMBAC Insured (IF)

        5,600    California Department of Water Resources, Power Supply        5/12 at 101.00         AAA         7,127,232
                  Revenue Bonds, DRIVERS, Series 344, 8.408%, 5/01/14 (IF)

        2,165    California Educational Facilities Authority, Revenue Bonds,   1/15 at 100.00        BBB-         2,154,435
                  Woodbury University, Series 2006, 5.000%, 1/01/30

                 California Health Facilities Financing Authority, Hospital
                 Revenue Bonds, Downey Community Hospital, Series 1993:
        2,025     5.625%, 5/15/08                                              5/06 at 100.00          BB         2,032,027
        3,560     5.750%, 5/15/15                                              5/06 at 100.00          BB         3,560,320

        2,560    California Pollution Control Financing Authority, Solid      12/06 at 102.00         BB-         2,522,880
                  Waste Disposal Revenue Bonds, Browning Ferris Industries
                  Inc., Series 1996A, 5.800%, 12/01/16 (Alternative Minimum
                  Tax)

        2,700    California Pollution Control Financing Authority, Solid         No Opt. Call        BBB+         2,805,705
                  Waste Disposal Revenue Bonds, Republic Services Inc.,
                  Series 2002B, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                  (Alternative Minimum Tax)

        3,800    California Pollution Control Financing Authority, Solid         No Opt. Call        BBB+         3,948,770
                  Waste Disposal Revenue Bonds, Republic Services Inc.,
                  Series 2002C, 5.250%, 6/01/23 (Mandatory put 12/01/17)
                  (Alternative Minimum Tax)

        5,500    California Pollution Control Financing Authority, Solid       7/15 at 101.00         BBB         5,481,795
                  Waste Disposal Revenue Bonds, Waste Management Inc.,
                  Series 2002B, 5.000%, 7/01/27 (Alternative Minimum Tax)

       11,000    California Pollution Control Financing Authority, Solid       4/15 at 101.00         BBB        11,373,560
                  Waste Disposal Revenue Bonds, Waste Management Inc.,
                  Series 2005A-2, 5.400%, 4/01/25 (Alternative Minimum Tax)

----
23

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              California (continued)

$       1,000 California Pollution Control Financing Authority, Solid      11/15 at 101.00         BBB $       1,022,520
               Waste Disposal Revenue Bonds, Waste Management Inc.,
               Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)

        7,800 California Pollution Control Financing Authority, Solid       5/06 at 100.00         BB-         7,851,948
               Waste Revenue Bonds, Keller Canyon Landfill Company,
               Series 1992, 6.875%, 11/01/27 (Alternative Minimum Tax)

        3,290 California Statewide Community Development Authority,         8/09 at 100.00         N/R         3,335,468
               Charter School Revenue Bonds, Lionel Wilson College
               Preparatory Academy, Series 2001A, 7.250%, 8/01/31

          660 California Statewide Community Development Authority,         7/09 at 102.00         N/R           686,044
               Multifamily Housing Revenue Bonds, Magnolia City Lights,
               Series 1999X, 6.650%, 7/01/39

              California Statewide Community Development Authority,
              Revenue Bonds, Brentwood Infrastructure Program, Series
              2005A:
          500  5.200%, 9/02/25                                              9/06 at 103.00         N/R           506,375
        1,750  5.350%, 9/02/35                                              9/06 at 103.00         N/R         1,796,900

              California Statewide Community Development Authority,
              Revenue Bonds, Daughters of Charity Health System, Series
              2005A:
        1,965  5.250%, 7/01/30                                              7/15 at 100.00        BBB+         1,998,484
        6,000  5.250%, 7/01/35                                              7/15 at 100.00        BBB+         6,094,740
       17,950  5.000%, 7/01/39                                              7/15 at 100.00        BBB+        17,561,742

        2,925 California Statewide Community Development Authority,         3/14 at 102.00         N/R         3,051,711
               Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%,
               3/01/34

        1,000 California Statewide Community Development Authority,           No Opt. Call         N/R         1,034,240
               Revenue Bonds, Live Oak School, Series 2000, 6.250%,
               10/01/12

        1,500 California Statewide Community Development Authority,        10/13 at 100.00         N/R         1,534,260
               Revenue Bonds, Notre Dame de Namur University, Series
               2003, 6.625%, 10/01/33

        8,330 California Statewide Community Development Authority,        11/15 at 100.00         AA-         8,366,819
               Revenue Bonds, Sutter Health, Series 2005A, 5.000%,
               11/15/43

              California Statewide Community Development Authority,
              Revenue Bonds, Thomas Jefferson School of Law, Series 2005A:
       11,720  4.875%, 10/01/31                                            10/15 at 100.00        BBB-        11,365,704
        3,195  4.875%, 10/01/35                                            10/15 at 100.00        BBB-         3,107,297

        1,020 California Statewide Community Development Authority,         1/14 at 100.00         N/R         1,092,063
               Subordinate Lien Multifamily Housing Revenue Bonds, Corona
               Park Apartments, Series 2004I-S, 7.750%, 1/01/34
               (Alternative Minimum Tax)

        1,000 Capistrano Unified School District, Orange County,            9/15 at 100.00         N/R         1,005,430
               California, Special Tax Bonds, Community Facilities
               District 04-1 - Rancho Madrina, Series 2005, 5.250%,
               9/01/34

        2,000 Capistrano Unified School District, Orange County,            9/13 at 100.00         N/R         2,103,300
               California, Special Tax Bonds, Community Facilities
               District 90-2 - Talega, Series 2003, 6.000%, 9/01/33

              Carlsbad, California, Limited Obligation Improvement Bonds,
               Assessment District 2002-01, Series 2005A:
        2,170  5.150%, 9/02/29                                              9/12 at 100.00         N/R         2,165,465
        2,720  5.200%, 9/02/35                                              9/12 at 100.00         N/R         2,723,726

              Chino, California, Special Tax Bonds, Community Facilities
               District 03-3, Area 1, Series 2004:
        1,300  5.700%, 9/01/29                                              9/12 at 102.00         N/R         1,347,983
        1,355  5.750%, 9/01/34                                              9/12 at 102.00         N/R         1,405,284

              Chino, California, Special Tax Bonds, Community Facilities
               District 03-3, Area 2, Series 2006:
        4,000  5.000%, 9/01/26                                              9/06 at 103.00         N/R         3,992,120
        5,310  5.000%, 9/01/31                                              9/06 at 103.00         N/R         5,238,315
        3,435  5.000%, 9/01/36                                              9/06 at 103.00         N/R         3,374,235

              Corona, California, Special Tax Bonds, Community Facilities
               District 2002-1, Dos Lagos, Series 2005A:
        4,500  5.050%, 9/01/34                                              9/15 at 100.00         N/R         4,454,820
        3,115  5.000%, 9/01/34                                              9/15 at 100.00         N/R         3,061,484

              Corona-Norco Unified School District, California, Special
              Tax Bonds, Community Facilities District 03-1, Series 2004:
        1,000  5.375%, 9/01/25                                              9/14 at 100.00         N/R         1,018,760
        1,000  5.375%, 9/01/33                                              9/14 at 100.00         N/R         1,013,670

----
24

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              California (continued)

$       2,000 Corona-Norco Unified School District, Riverside County,       9/06 at 103.00         N/R $       2,004,140
               California, Community Facilities District 04-1 Special Tax
               Bonds, Series 2006, 5.200%, 9/01/36 (WI/DD, Settling
               5/02/06)

        2,230 Del Mar Race Track Authority, California, Revenue Bonds,      8/15 at 100.00         N/R         2,265,479
               Series 2005, 5.000%, 8/15/25

          700 El Dorado County, California, Special Tax Bonds, Community    9/14 at 102.00         N/R           681,303
               Facilities District 2005-2, Series 2006, 5.100%, 9/01/36

        1,750 Elsinore Valley Municipal Water District, California,         9/12 at 102.00         N/R         1,804,565
               Special Tax Bonds, Series 2004, 5.700%, 9/01/34

        3,500 Fontana, California, Special Tax Bonds, Sierra Community      9/14 at 100.00         N/R         3,688,475
               Facilities District 22, Series 2004, 6.000%, 9/01/34

        7,500 Fremont, California, Special Tax Bonds, Community             9/15 at 100.00         N/R         7,612,200
               Facilities District 1, Pacific Commons, Series 2005,
               5.375%, 9/01/36

        1,500 Fullerton Community Facilities District 1, California,        9/12 at 100.00         N/R         1,587,405
               Special Tax Bonds, Amerige Heights, Series 2002, 6.200%,
               9/01/32

       29,820 Golden State Tobacco Securitization Corporation,              6/13 at 100.00         BBB        33,212,323
               California, Tobacco Settlement Asset-Backed Bonds, Series
               2003A-1, 6.750%, 6/01/39

        1,590 Golden State Tobacco Securitization Corporation,              6/13 at 100.00         BBB         1,896,393
               California, Tobacco Settlement Asset-Backed Revenue Bonds,
               Series 2003A-2, 7.900%, 6/01/42

        1,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00         BBB         1,186,720
               California, Tobacco Settlement Asset-Backed Revenue Bonds,
               Series 2003A-4, 7.800%, 6/01/42

        2,000 Golden State Tobacco Securitization Corporation,              6/13 at 100.00         BBB         2,382,400
               California, Tobacco Settlement Asset-Backed Revenue Bonds,
               Series 2003A-5, 7.875%, 6/01/42

        7,540 Golden State Tobacco Securitization Corporation,              6/15 at 100.00          A-         7,591,724
               California, Tobacco Settlement Asset-Backed Revenue Bonds,
               Series 2005A, 5.000%, 6/01/45

              Huntington Beach, California, Special Tax Bonds, Community
              Facilities District 2003-1, Huntington Center, Series 2004:
          500  5.800%, 9/01/23                                              9/14 at 100.00         N/R           515,970
        1,000  5.850%, 9/01/33                                              9/14 at 100.00         N/R         1,031,690

              Independent Cities Lease Finance Authority, California,
              Revenue Bonds, El Granada Mobile Home Park, Series 2004A:
        1,020  6.000%, 5/15/34                                              5/14 at 100.00         N/R         1,072,724
          790  6.125%, 5/15/38                                              5/14 at 100.00         N/R           840,363
        2,500  6.450%, 5/15/44                                              5/14 at 100.00         N/R         2,761,200

        1,000 Independent Cities Lease Finance Authority, California,      11/14 at 100.00         N/R         1,050,000
               Revenue Bonds, Morgan Hill, Hacienda Valley Mobile Home
               Park, Series 2004A, 5.950%, 11/15/39

        3,345 Independent Cities Lease Finance Authority, California,       9/15 at 100.00         N/R         3,386,813
               Second Senior Subordinate Lien Revenue Bonds, Caritas
               Affordable Housing Project Mobile Home Park, Series 2005C,
               7.000%, 9/01/40

        9,015 Independent Cities Lease Finance Authority, California,       8/15 at 100.00           A         9,106,322
               Senior Lien Revenue Bonds, Caritas Affordable Housing
               Project Mobile Home Park, Series 2005A, 5.200%,
               8/15/45 - ACA Insured

        1,015 Independent Cities Lease Finance Authority, California,       5/14 at 100.00         N/R         1,073,160
               Subordinate Lien Revenue Bonds, El Granada Mobile Home
               Park, Series 2004B, 6.500%, 5/15/44

              Indio, California, Special Tax Bonds, Community Facilities
              District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
        1,275  5.100%, 9/01/30                                              9/15 at 102.00         N/R         1,268,753
        1,000  5.150%, 9/01/35                                              9/15 at 102.00         N/R           996,780
        1,085  5.150%, 9/01/35                                              9/15 at 102.00         N/R         1,081,506

        1,120 Irvine Assessment District, California, Limited Obligation    3/15 at 100.00         N/R         1,102,483
               Improvement Bonds, Assessment District 03-19, Group 3,
               Series 2005, 5.000%, 9/02/29

              Irvine Assessment District, California, Limited Obligation
              Improvement Bonds, Assessment District 87-08, Group 7,
              Series 2005:
          890  5.000%, 9/02/22                                              9/15 at 100.00         N/R           896,221
          980  5.000%, 9/02/24                                              9/15 at 100.00         N/R           981,744

        1,525 Irvine Assessment District, California, Limited Obligation    9/15 at 100.00         N/R         1,525,458
               Improvement Bonds, Assessment District 93-14, Group 3,
               Series 2005, 5.000%, 9/02/25

----
25

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              California (continued)

$       2,130 Irvine, California, Unified School District, Community        9/06 at 103.00         N/R $       2,130,703
               Facilities District Special Tax Bonds, Series 2006A,
               5.125%, 9/01/36

        1,565 Jurupa Community Services District, California, Special Tax   9/13 at 100.00         N/R         1,576,894
               Bonds, Community Facilities District 16 -  Eastvale Area,
               Series 2005A, 5.300%, 9/01/34

        1,160 Lake Elsinore Community Facilities District 2005-6A,          9/12 at 102.00         N/R         1,160,000
               California, Special Tax Bonds, Series 2006, 5.350%,
               9/01/36 (WI/DD, Settling 5/04/06)

        2,500 Lake Elsinore Public Finance Authority, California, Local    10/13 at 102.00         N/R         2,728,450
               Agency Revenue Refunding Bonds, Series 2003H, 6.375%,
               10/01/33

              Lake Elsinore, California, Community Facilities District
              2004-3 Improvement Area 1 Rosetta Canyon, Special Tax
              Bonds, Series 2005:
        1,195  5.250%, 9/01/30                                              9/15 at 102.00         N/R         1,206,615
        1,225  5.250%, 9/01/35                                              9/15 at 102.00         N/R         1,232,718

        1,200 Lake Elsinore, California, Special Tax Bonds, Community       9/13 at 102.00         N/R         1,266,288
               Facilities District 2003-2 Improvement Area A, Canyon
               Hills, Series 2004A, 5.950%, 9/01/34

              Lake Elsinore, California, Special Tax Bonds, Community
               Facilities District 2005-1, Series 2006A:
          980  5.200%, 9/01/26                                              9/12 at 102.00         N/R           992,172
        1,100  5.350%, 9/01/36                                              9/12 at 102.00         N/R         1,113,123

        4,500 Lake Elsinore, California, Special Tax Bonds, Community       9/12 at 102.00         N/R         4,585,095
               Facilities District 2005-2 Improvement Area A, Series
               2005A, 5.450%, 9/01/36

        2,000 Lammersville School District, San Joaquin County,             9/12 at 101.00         N/R         2,146,000
               California, Special Tax Bonds, Community Facilities
               District of Mountain House, Series 2002, 6.375%, 9/01/32

        4,050 Lee Lake Water District, Riverside County, California,        9/13 at 102.00         N/R         4,273,722
               Special Tax Bonds, Community Facilities District 3, Series
               2004, 5.950%, 9/01/34

          595 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00          B-           631,438
               California, Sublease Revenue Bonds, Los Angeles
               International Airport, American Airlines Inc. Terminal 4
               Project, Series 2002B, 7.500%, 12/01/24 (Alternative
               Minimum Tax)

        7,170 Los Angeles Regional Airports Improvement Corporation,       12/12 at 102.00          B-         7,609,091
               California, Sublease Revenue Bonds, Los Angeles
               International Airport, American Airlines Inc. Terminal 4
               Project, Series 2002C, 7.500%, 12/01/24 (Alternative
               Minimum Tax)

              Menifee Union School District, Riverside County,
              California, Special Tax Bonds, Community Facilities
              District 2004-5, Series 2006:
          625  5.200%, 9/01/26                                              9/06 at 102.00         N/R           628,862
        1,000  5.250%, 9/01/36                                              9/06 at 102.00         N/R         1,005,430

        1,415 Merced Irrigation District, California, Revenue               9/13 at 102.00        Baa3         1,463,011
               Certificates of Participation, Electric System
               Project, Series 2003, 5.700%, 9/01/36

        2,000 Morgan Hill Financing Authority, California, Reassessment     9/10 at 102.00         N/R         1,941,920
               Revenue Bonds, Madron Business Park, Series 2005A, 5.250%,
               9/02/25

        1,555 Murrieta Valley Unified School District, Riverside County,    9/11 at 100.00         N/R         1,590,361
               California, Special Tax Bonds, Community Facilities
               District 2000-1, Series 2004B, 5.300%, 9/01/34

              Murrieta, California, Special Tax Bonds, Community
              Facilities District 2003-3, Creekside Village Improvement
              Area 1, Series 2005:
        1,355  5.100%, 9/01/26                                              9/09 at 103.00         N/R         1,357,453
          805  5.300%, 9/01/35                                              9/09 at 103.00         N/R           810,410
        1,815  5.200%, 9/01/35                                              9/09 at 103.00         N/R         1,817,487

        2,000 Oceanside, California, Special Tax Revenue Bonds, Community   9/14 at 100.00         N/R         2,077,240
               Facilities District 00-1 - Ocean Ranch Corporate Center,
               Series 2004, 5.875%, 9/01/34

              Orange County, California, Special Tax Bonds, Community
              Facilities District 03-1 of Ladera Ranch, Series 2004A:
          500  5.500%, 8/15/23                                              8/12 at 101.00         N/R           524,590
        1,625  5.600%, 8/15/28                                              8/12 at 101.00         N/R         1,706,461
        1,000  5.625%, 8/15/34                                              8/12 at 101.00         N/R         1,053,040

        4,000 Orange County, California, Special Tax Bonds, Community       8/12 at 101.00         N/R         4,006,160
               Facilities District 04-1 of Ladera Ranch, Series 2005A,
               5.200%, 8/15/34

----
26

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
---------------------------------------------------------------------------------------------------------------------------
              California (continued)

$       1,755 Palmdale, California, Special Tax Bonds, Community            9/15 at 101.00         N/R $       1,787,029
               Facilities District 2003-1, Anaverde Project, Series
               2005A, 5.400%, 9/01/35

              Perris, California, Special Tax Bonds, Community Facilities
              District 2001-1, May Farms Improvement Area 4, Series 2005A:
        1,290  5.100%, 9/01/30                                              9/15 at 102.00         N/R         1,291,561
        2,475  5.150%, 9/01/35                                              9/15 at 102.00         N/R         2,480,940

              Perris, California, Special Tax Bonds, Community Facilities
              District 2001-2, Villages of Avalon, Series 2005:
          515  5.000%, 9/01/24                                              9/12 at 102.00         N/R           515,834
        1,500  5.100%, 9/01/28                                              9/12 at 102.00         N/R         1,506,465
        1,050  5.150%, 9/01/32                                              9/12 at 102.00         N/R         1,052,678

        1,390 Perris, California, Special Tax Bonds, Community Facilities   9/15 at 102.00         N/R         1,404,901
               District 2004-3, Monument Ranch Improvement Area 2, Series
               2005A, 5.300%, 9/01/35

        2,000 Pico Rivera Water Authority, California, Revenue Bonds,      12/11 at 102.00         N/R         2,140,240
               Series 2001A, 6.250%, 12/01/32

              Poway Unified School District, San Diego County,
              California, Special Tax Bonds, Community Facilities
              District 11, Series 2004:
          650  5.375%, 9/01/34                                              9/11 at 102.00         N/R           658,008
          875  5.375%, 9/01/34                                              9/11 at 102.00         N/R           885,780

              Poway Unified School District, San Diego County,
              California, Special Tax Bonds, Community Facilities
              District 11, Stonebridge Estates Improvement Area B, Series
              2005:
        1,360  5.000%, 9/01/30                                              9/14 at 100.00         N/R         1,334,554
        3,355  5.100%, 9/01/35                                              9/14 at 100.00         N/R         3,320,007

        5,000 Poway Unified School District, San Diego County,              9/15 at 100.00         N/R         4,965,400
               California, Special Tax Bonds, Community Facilities
               District 6, Improvement Area B, Series 2005, 5.125%,
               9/01/36

        1,000 Riverside Unified School District, California, Community      9/06 at 103.00         N/R           997,020
               Facilities District 24 Special Tax Bonds, Series 2006,
               5.100%, 9/01/36

              Riverside, California, Improvement Bond Act of 1915,
              Special Assessment Bonds, Hunter Park Assessment District,
              Series 2006:
        1,000  5.100%, 9/02/26                                              9/16 at 101.00         N/R         1,007,690
        1,500  5.200%, 9/02/36                                              9/16 at 101.00         N/R         1,503,555

              Riverside, California, Special Tax Bonds, Community
              Facilities District 92-1 - Sycamore Canyon Business Park,
              Series 2005A:
        1,000  5.125%, 9/01/25                                              9/15 at 101.00         N/R         1,010,330
        2,000  5.300%, 9/01/34                                              9/15 at 101.00         N/R         2,020,000

        3,500 Roseville, California, Special Tax Bonds, Community           9/15 at 100.00         N/R         3,506,685
               Facilities District 1 - Westpark, Series 2005, 5.200%,
               9/01/36

        4,750 San Diego County, California, Certificates of                 9/15 at 102.00        Baa3         4,639,230
               Participation, Burnham Institute, Series 2006, 5.000%,
               9/01/34

        2,895 San Francisco Redevelopment Agency, California, Special Tax   8/15 at 100.00         N/R         2,885,649
               Bonds, Community Facilities District 6, Mission Bay South,
               Series 2005A, 5.150%, 8/01/35

              San Francisco Redevelopment Agency, California, Special Tax
              Bonds, Community Facilities District 6, Mission Bay South,
              Series 2005B:
        1,375  0.000%, 8/01/30                                              8/15 at 100.00         N/R           342,719
        3,020  0.000%, 8/01/34                                              8/15 at 100.00         N/R           588,779

              Santa Ana Unified School District, Orange County,
              California, Special Tax Bonds, Community Facilities
              District 2004-1, Central Park Project, Series 2005:
        1,180  4.950%, 9/01/25                                              9/15 at 100.00         N/R         1,178,324
          700  5.050%, 9/01/30                                              9/15 at 100.00         N/R           700,728
        2,320  5.100%, 9/01/35                                              9/15 at 100.00         N/R         2,313,179

        6,250 Santa Clara County Housing Authority, California,             3/08 at 102.00         N/R         5,991,313
               Mulifamily Housing Revenue Bonds, Blossom River Project,
               Series 1998A, 6.500%, 9/01/39

----
27

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              California (continued)

$       2,500 Saugus Union School District, Los Angeles County,             9/06 at 103.00         N/R $       2,523,100
               California, Special Tax Bonds, Community Facilities
               District 2005-1, Series 2006, 5.300%, 9/01/36

        4,000 Tobacco Securitization Authority of Northern California,      6/15 at 100.00         BBB         4,028,400
               Tobacco Settlement Asset-Backed Bonds, Series 2005A-1,
               5.375%, 6/01/38

              West Patterson Financing Authority, California, Special Tax
              Bonds, Community Facilities District 01-1, Series 2003B:
        1,100  6.750%, 9/01/30                                              9/13 at 103.00         N/R         1,216,226
        3,400  7.000%, 9/01/38                                              9/13 at 103.00         N/R         3,820,240

        7,500 West Patterson Financing Authority, California, Special Tax   9/13 at 102.00         N/R         7,958,850
               Bonds, Community Facilities District 01-1, Series 2004B,
               6.000%, 9/01/39

        3,900 West Patterson Financing Authority, California, Special Tax   9/13 at 103.00         N/R         4,185,441
               Bonds, Community Facilities District 2001-1, Series 2004A,
               6.125%, 9/01/39

              West Sacramento, California, Special Tax Bonds, Community
              Facilities District 20, Bridgeway Lakes II, Series 2005:
        1,000  5.125%, 9/01/25                                              9/13 at 102.00         N/R         1,009,540
        1,730  5.300%, 9/01/35                                              9/13 at 102.00         N/R         1,745,985

              Western Hills Water District, Stanislaus County,
              California, Special Tax Bonds, Diablo Grande Community
              Facilities District 1, Series 2005:
        1,000  5.625%, 9/01/24                                              9/13 at 102.00         N/R         1,011,500
        3,755  5.800%, 9/01/31                                              9/13 at 102.00         N/R         3,815,568

        4,600 William S. Hart Union High School District, Los Angeles       9/06 at 103.00         N/R         4,642,504
               County, California, Special Tax Bonds, Community
               Facilities District 2005-1, Series 2006, 5.300%, 9/01/36

              Yuba County, California, Special Tax Bonds, Community
              Facilities District 2004-1, Edgewater, Series 2005:
        1,575  5.000%, 9/01/23                                              3/15 at 100.00         N/R         1,557,801
        2,635  5.125%, 9/01/35                                              3/15 at 100.00         N/R         2,617,003
------------------------------------------------------------------------------------------------------------------------
      449,310 Total California                                                                               456,088,062
------------------------------------------------------------------------------------------------------------------------
              Colorado - 7.4%

              Adonea Metropolitan District 2, Colorado, General
              Obligation Limited Tax Bonds, Series 2005A:
        3,000  6.125%, 12/01/25                                            12/15 at 100.00         N/R         3,041,040
        5,380  6.250%, 12/01/35                                            12/15 at 100.00         N/R         5,462,906

       14,800 Arista Metropolitan District, Colorado, Special Revenue      12/15 at 100.00         N/R        15,704,872
               Bonds, Series 2005, 6.750%, 12/01/35

        1,085 Arkansas River Power Authority, Colorado, Power Revenue      10/16 at 100.00         AAA         1,141,463
               Bonds, Series 2006, 5.250%, 10/01/40 - XLCA Insured

        2,935 Bell Mountain Ranch Consolidated Metropolitan District,         No Opt. Call         N/R         3,104,760
               Colorado, Subordinate Refunding and Improvement Bonds,
               Series 2003, 7.900%, 11/15/23

        3,060 BNC Metropolitan District 1, Colorado, General Obligation    12/14 at 101.00         N/R         3,445,101
               Bonds, Series 2004, 8.050%, 12/01/34

          925 Bradburn Metropolitan District 3, Colorado, General          12/13 at 101.00         N/R         1,020,691
               Obligation Bonds, Series 2003, 7.500%, 12/01/33

        2,000 Briargate Center Business Improvement District, Colorado,       No Opt. Call         N/R         2,133,100
               Special Assessment District 02-1 Revenue Bonds, Series
               2002B, 7.400%, 12/01/27

        1,425 Buckley Ranch Metropolitan District, Colorado, General       12/16 at 100.00         N/R         1,427,679
               Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35

        4,530 Buffalo Ridge Metropolitan District, Colorado, Limited       12/13 at 101.00         N/R         4,998,629
               Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33

        2,750 Canterberry Crossing Metropolitan District II, Parker,       12/12 at 100.00         N/R         2,972,558
               Colorado, Limited Tax General Obligation Bonds, Series
               2002, 7.375%, 12/01/32

        3,850 Canterberry Crossing Metropolitan District, Colorado,        12/12 at 100.00         N/R         3,973,316
               Limited Tax General Obligation Bonds, Series 2005, 6.500%,
               12/01/35

              Castle Oaks Metropolitan District, Colorado, General
              Obligation Limited Tax Bonds, Series 2005:
        2,500  6.000%, 12/01/25                                            12/15 at 100.00         N/R         2,583,600
        4,000  6.125%, 12/01/35                                            12/15 at 100.00         N/R         4,146,440

----
28

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
----------------------------------------------------------------------------------------------------------------------------
              Colorado (continued)

$       6,750 Central Marksheffel Metropolitan District, Colorado,         12/14 at 100.00         N/R     $       7,211,430
               General Obligation Limited Tax Bonds, Series 2004, 7.250%,
               12/01/29

        4,485 Colorado Educational and Cultural Facilities Authority,       3/12 at 100.00         N/R             4,641,661
               Charter School Revenue Bonds, Belle Creek Education
               Center, Series 2002A, 7.625%, 3/15/32

              Colorado Educational and Cultural Facilities Authority,
              Charter School Revenue Bonds, Compass for Lifelong
              Discovery Charter School, Series 1999A:
          460  6.125%, 7/01/12 (4)                                          7/09 at 102.00         N/R               459,719
        1,460  6.500%, 7/01/24                                              7/09 at 102.00         N/R             1,413,776

          960 Colorado Educational and Cultural Facilities Authority,       7/08 at 100.00         N/R (3)         1,006,301
               Charter School Revenue Bonds, Compass Montessori
               Elementary Charter School, Series 2000, 7.750%, 7/15/31
               (Pre-refunded 7/15/08)

        2,860 Colorado Educational and Cultural Facilities Authority,       5/14 at 101.00         N/R             3,026,195
               Charter School Revenue Bonds, Denver Arts and Technology
               Academy, Series 2003, 8.000%, 5/01/34

              Colorado Educational and Cultural Facilities Authority,
              Charter School Revenue Bonds, Douglas County School
              District RE-1 - Platte River Academy, Series 2002A:
          980  7.250%, 3/01/22 (Pre-refunded 3/01/10)                       3/10 at 100.00         Ba2 (3)         1,068,004
          750  7.250%, 3/01/32 (Pre-refunded 3/01/10)                       3/10 at 100.00         AAA               842,625

              Colorado Educational and Cultural Facilities Authority,
              Charter School Revenue Bonds, Elbert County Charter School,
              Series 2004:
          625  6.750%, 3/01/14                                                No Opt. Call         N/R               634,025
          730  7.250%, 3/01/24                                              3/14 at 100.00         N/R               740,775
        1,570  7.375%, 3/01/35                                              3/14 at 100.00         N/R             1,592,577

              Colorado Educational and Cultural Facilities Authority,
              Charter School Revenue Bonds, Excel Academy Charter School,
              Series 2003:
          500  7.300%, 12/01/23 (Pre-refunded 12/01/11)                    12/11 at 100.00         AAA               586,235
          875  7.500%, 12/01/33 (Pre-refunded 12/01/11)                    12/11 at 100.00         AAA             1,034,635

        3,776 Colorado Educational and Cultural Facilities Authority,       2/12 at 100.00         N/R             3,957,361
               Charter School Revenue Bonds, Jefferson County School
               District R-1 - Compass Montessori Secondary School, Series
               2002, 8.000%, 2/15/32

          975 Colorado Educational and Cultural Facilities Authority,       5/15 at 100.00         N/R               991,068
               Charter School Revenue Bonds, Knowledge Quest Academy
               Charter School, Series 2005, 6.500%, 5/01/36

        2,500 Colorado Educational and Cultural Facilities Authority,       5/12 at 102.00         N/R             2,628,850
               Charter School Revenue Bonds, Montessori Peaks Building
               Foundation, Series 2002A, 8.000%, 5/01/32

        4,000 Colorado Educational and Cultural Facilities Authority,       8/11 at 100.00         AAA             4,711,800
               Charter School Revenue Bonds, Peak-to-Peak Charter School,
               Series 2001, 7.625%, 8/15/31 (Pre-refunded 8/15/11)

        4,225 Colorado Educational and Cultural Facilities Authority,      10/13 at 100.00         N/R             4,412,844
               Charter School Revenue Bonds, Pioneer ELOB Charter School,
               Series 2003, 7.750%, 10/15/33

              Colorado Educational and Cultural Facilities Authority,
              Charter School Revenue Bonds, Weld County School District
              6 - Frontier Academy, Series 2001:
        2,770  7.250%, 6/01/20                                              6/11 at 100.00         Ba1             2,857,394
        1,775  7.375%, 6/01/31                                              6/11 at 100.00         Ba1             1,829,652

        3,645 Colorado Educational and Cultural Facilities Authority,       6/14 at 100.00         N/R             3,953,513
               Independent School Improvement Revenue Bonds, Heritage
               Christian School of Northern Colorado, Series 2004A,
               7.500%, 6/01/34

              Colorado Educational and Cultural Facilities Authority,
              Independent School Revenue Bonds, Denver Academy, Series
              2003A:
          500  7.000%, 11/01/23                                            11/13 at 100.00         BB+               555,520
          810  7.125%, 11/01/28                                            11/13 at 100.00         BB+               899,797

        3,970 Colorado Educational and Cultural Facilities Authority,       9/09 at 101.00         N/R (3)         4,226,422
               Revenue Bonds, Boulder Country Day School, Series 1999,
               6.750%, 9/01/24 (Pre-refunded 9/01/09)

              Colorado Educational and Cultural Facilities Authority,
              Revenue Bonds, Colorado Lutheran High School Association,
              Series 2004A:
        1,270  7.000%, 6/01/12                                                No Opt. Call         N/R             1,096,861
        3,750  7.500%, 6/01/24                                              6/14 at 100.00         N/R             3,229,950
        7,300  7.625%, 6/01/34                                              6/14 at 100.00         N/R             6,284,424

----
29

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Colorado (continued)

$       1,405 Colorado Educational and Cultural Facilities Authority,      12/15 at 100.00         N/R $       1,402,134
               Revenue Bonds, Montessori School of Evergreen, Series
               2005A, 6.500%, 12/01/35

        2,000 Colorado Health Facilities Authority, Revenue Bonds,          6/16 at 100.00          A-         1,981,140
               Evangelical Lutheran Good Samaritan Society, Series 2005,
               5.000%, 6/01/35

       12,000 Colorado Health Facilities Authority, Revenue Bonds, Poudre   3/15 at 100.00        BBB+        11,948,520
               Valley Health Care, Series 2005F, 5.000%, 3/01/25

        2,000 Colorado International Center Metropolitan District 3,       12/16 at 100.00         N/R         2,027,180
               Colorado, General Obligation Limited Tax Bonds, Series
               2006, 6.500%, 12/01/35

        2,230 Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00         N/R         2,484,711
               Aurora, Colorado, General Obligation Bonds, Series 2003,
               7.550%, 12/01/32

        2,465 Conservatory Metropolitan District, Arapahoe County,         12/13 at 102.00         N/R         2,615,710
               Aurora, Colorado, General Obligation Bonds, Series 2005,
               6.750%, 12/01/34

        1,800 Country Club Village Metropolitan District, Colorado,        12/15 at 100.00         N/R         1,821,474
               General Obligation Limited Tax Bonds, Series 2006, 6.000%,
               12/01/34

        1,630 Denver Health and Hospitals Authority, Colorado, Healthcare  12/11 at 100.00         BBB         1,719,536
               Revenue Bonds, Series 2001A, 6.000%, 12/01/23

        3,475 Elkhorn Ranch Metropolitan District 1, Colorado, General     12/15 at 100.00         N/R         3,593,080
               Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35

          825 High Point Metropolitan District, Colorado, General          12/16 at 100.00         N/R           826,551
               Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35

        1,000 Himalaya Water and Sanitation District, Colorado, General    12/15 at 100.00          AA         1,015,570
               Obligation Bonds, Series 2005, 5.000%, 12/01/35 - RAAI
               Insured

        2,350 Laredo Metropolitan District, Colorado, General Obligation   12/13 at 101.00         N/R         2,593,108
               Bonds, Series 2003, 7.500%, 12/01/33

        5,035 Maher Ranch Metropolitan District 4, Colorado, General       12/13 at 102.00         N/R         5,600,833
               Obligation Bonds, Series 2003, 7.875%, 12/01/33

        3,500 Montrose, Colorado, Enterprise Revenue Bonds, Montrose       12/13 at 102.00        BBB-         3,675,455
               Memorial Hospital, Series 2003, 6.000%, 12/01/33

        1,500 Neu Towne Metropolitan District, Colorado, Limited Tax       12/14 at 100.00         N/R         1,634,310
               General Obligation Bonds, Series 2004, 7.250%, 12/01/34

              Northwest Metropolitan District 3, Colorado, General
              Obligation Limited Tax Bonds, Series 2005:
        3,585  6.125%, 12/01/25                                            12/15 at 100.00         N/R         3,740,553
       11,500  6.250%, 12/01/35                                            12/15 at 100.00         N/R        11,999,675

        2,500 Park Creek Metropolitan District, Colorado, Limited Tax      12/32 at 100.00         N/R         2,807,050
               Obligation Revenue Bonds, Series 2003CR-1, 7.875%,
               12/01/32 (Mandatory put 12/01/13)

        1,500 Park Creek Metropolitan District, Colorado, Limited Tax      12/32 at 100.00         N/R         1,684,230
               Obligation Revenue Bonds, Series 2003CR-2, 7.875%,
               12/01/32 (Mandatory put 12/01/13)

        1,100 Piney Creek Metropolitan District, Colorado, Limited Tax     12/15 at 100.00         N/R         1,102,453
               General Obligation Bonds, Series 2005, 5.500%, 12/01/35

        5,300 Plaza Metropolitan District 1, Lakewood, Colorado, Tax        6/14 at 101.00         N/R         5,827,032
               Increment Revenue Bonds, Series 2003, 8.000%, 12/01/25

        1,955 River Oaks Metropolitan District, Colorado, General          12/16 at 100.00         N/R         1,958,675
               Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35

              SBC Metropolitan District, Colorado, General Obligation
              Bonds, Series 2005:
          750  5.000%, 12/01/25 - ACA Insured                              12/15 at 100.00           A           755,363
          720  5.000%, 12/01/29 - ACA Insured                              12/15 at 100.00           A           716,508
        1,775  5.000%, 12/01/34 - ACA Insured                              12/15 at 100.00           A         1,747,310

        2,000 Serenity Ridge Metropolitan District 2, Colorado, General    12/14 at 100.00         N/R         2,212,400
               Obligation Bonds, Series 2004, 7.500%, 12/01/34

              Southlands Metropolitan District 1, Colorado, Limited Tax
              General Obligation Bonds, Series 2004:
          500  7.000%, 12/01/24                                            12/14 at 100.00         N/R           548,085
        2,845  7.125%, 12/01/34                                            12/14 at 100.00         N/R         3,122,245

----
30

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Colorado (continued)

              Tallyn's Reach Metropolitan District 2, Aurora, Colorado,
              Limited Tax General Obligation Bonds, Series 2004:
$         250  6.000%, 12/01/18                                            12/13 at 100.00         N/R $         254,170
          310  6.375%, 12/01/23                                            12/13 at 100.00         N/R           318,410

              Tallyn's Reach Metropolitan District 3, Aurora, Colorado,
              Limited Tax General Obligation Bonds, Series 2004:
          500  6.625%, 12/01/23                                            12/13 at 100.00         N/R           521,115
          500  6.750%, 12/01/33                                            12/13 at 100.00         N/R           525,825

       12,589 Tollgate Crossing Metropolitan District 2, Colorado,         12/14 at 100.00         N/R         9,465,165
               General Obligation Bonds, Series 2004, 0.000%, 12/01/33

        2,000 Tower Metropolitan District, Adams County, Colorado,         12/15 at 100.00          AA         2,024,240
               General Obligation Bonds, Series 2005, 5.000%,
               12/01/35 - RAAI Insured

              Wheatlands Metropolitan District 2, Colorado, General
              Obligation Limited Tax Bonds, Series 2005:
        4,740  6.000%, 12/01/25                                            12/15 at 100.00         N/R         4,902,061
        8,330  6.125%, 12/01/35                                            12/15 at 100.00         N/R         8,628,714

              Wyndham Hill Metropolitan District 2, Colorado, General
              Obligation Limited Tax Bonds, Series 2005:
        1,750  6.250%, 12/01/25                                            12/15 at 100.00         N/R         1,809,150
        3,450  6.375%, 12/01/35                                            12/15 at 100.00         N/R         3,567,231
------------------------------------------------------------------------------------------------------------------------
      230,175 Total Colorado                                                                                 236,226,541
------------------------------------------------------------------------------------------------------------------------
              Connecticut - 0.6%

        8,500 Bridgeport, Connecticut, Senior Living Facility Revenue       4/15 at 101.00         N/R         7,183,690
               Bonds, 3030 Park Retirement Community, Series 2005,
               7.250%, 4/01/35

        5,250 Connecticut Development Authority, Airport Facilities        10/14 at 101.00         Ba2         6,255,795
               Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26
               (Alternative Minimum Tax)

        1,455 Connecticut Development Authority, Health Facilities          8/06 at 100.00         N/R         1,459,481
               Revenue Refunding Bonds, Alzheimer's Resource Center of
               Connecticut Inc., Series 1994A, 7.125%, 8/15/14

              Connecticut Health and Educational Facilities Authority,
              Revenue Bonds, Hospital for Special Care, Series 1997B:
        1,195  5.375%, 7/01/17                                              7/07 at 102.00         BB+         1,199,744
          600  5.500%, 7/01/27                                              7/07 at 102.00         BB+           592,926

              Eastern Connecticut Resource Recovery Authority, Solid
              Waste Revenue Bonds, Wheelabrator Lisbon Project, Series
              1993A:
          330  5.500%, 1/01/14 (Alternative Minimum Tax)                    7/06 at 100.00         BBB           331,881
        2,080  5.500%, 1/01/20 (Alternative Minimum Tax)                    7/06 at 100.00         BBB         2,080,458
------------------------------------------------------------------------------------------------------------------------
       19,410 Total Connecticut                                                                               19,103,975
------------------------------------------------------------------------------------------------------------------------
              Delaware - 0.1%

              Delaware Health Facilities Authority, Revenue Bonds, Beebe
              Medical Center, Series 2005A:
        1,000  5.000%, 6/01/24                                              6/15 at 100.00        BBB+         1,011,240
        1,000  5.000%, 6/01/30                                              6/15 at 100.00        BBB+         1,002,490
------------------------------------------------------------------------------------------------------------------------
        2,000 Total Delaware                                                                                   2,013,730
------------------------------------------------------------------------------------------------------------------------
              District of Columbia - 0.1%

        2,080 District of Columbia Tobacco Settlement Corporation,            No Opt. Call         BBB         2,362,922
               Tobacco Settlement Asset-Backed Bonds, Series 2001,
               6.500%, 5/15/33
------------------------------------------------------------------------------------------------------------------------
              Florida - 7.8%

        7,500 Aberdeen Community Development District, Florida, Special     5/14 at 100.00         N/R         7,555,500
               Assessment Bonds, Series 2005, 5.500%, 5/01/36

        4,150 Amelia National Community Development District, Nassau        5/14 at 101.00         N/R         4,427,345
               County, Florida, Special Assessment Bonds, Series 2004A,
               6.300%, 5/01/35

        3,215 Amelia National Community Development District, Nassau        5/15 at 100.00         N/R         3,219,533
               County, Florida, Special Assessment Bonds, Series 2006A,
               5.375%, 5/01/37

----
31

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Florida (continued)

$       2,800 Anthem Park Community Development District, Florida,          3/15 at 101.00         N/R $       2,870,448
               Capital Improvement Revenue Bonds, Series 2004, 5.800%,
               5/01/36

        8,500 Bartram Park Community Development District, Florida,         5/15 at 101.00         N/R         8,509,775
               Special Assessment Bonds, Series 2005, 5.300%, 5/01/35

        4,840 Bartram Springs Community Development District, Duval         5/13 at 102.00         N/R         5,283,925
               County, Florida, Special Assessment Bonds, Series 2003A,
               6.650%, 5/01/34

        1,900 Bay Laurel Center Community Development District, Marion      5/16 at 100.00         N/R         1,900,722
               County, Florida, Candler Hills Project, Special Assessment
               Bonds, Series 2006A, 5.450%, 5/01/37 (WI/DD, Settling
               5/04/06)

          715 Beacon Lakes Community Development District, Florida,         5/13 at 101.00         N/R           777,234
               Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35

        2,160 Bloomingdale Community Development District, Hillsborough     5/15 at 101.00         N/R         2,244,434
               County, Florida, Special Assessment Revenue Bonds, Series
               2004, 5.875%, 5/01/36

        8,800 Brevard County Health Facilities Authority, Florida,          4/16 at 100.00           A         8,891,608
               Revenue Bonds, Health First Inc. Project, Series 2005,
               5.000%, 4/01/34

        2,000 Broward County, Florida, Airport Facility Revenue Bonds,     11/14 at 101.00        BBB-         2,340,120
               Learjet Inc., Series 2000, 7.500%, 11/01/20 (Alternative
               Minimum Tax)

        4,000 Capital Trust Agency, Florida, Revenue Bonds, Seminole       10/12 at 102.00         AAA         4,966,960
               Tribe Convention Center, Series 2003A, 8.950%, 10/01/33
               (Pre-refunded 10/01/12) (6)

        1,575 Caribe Palm Community Development District, Florida,          5/15 at 101.00         N/R         1,624,943
               Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35

        3,360 Cascades at Groveland Community Development District,         5/16 at 100.00         N/R         3,366,451
               Florida, Capital Improvement Revenue Bonds, Series 2006,
               5.300%, 5/01/36

        1,180 Century Gardens Community Development District, Miami-Dade    5/14 at 101.00         N/R         1,225,477
               County, Florida, Special Assessment Revenue Bonds, Series
               2004, 5.900%, 5/01/34

        2,100 Cutler Cay Community Development District, Florida, Special   5/14 at 101.00         N/R         2,240,343
               Assessment Bonds, Series 2004, 6.300%, 5/01/34

        2,875 Dade County Industrial Development Authority, Florida,        6/06 at 101.50         N/R         2,919,131
               Revenue Bonds, Miami Cerebral Palsy Residential Services
               Inc., Series 1995, 8.000%, 6/01/22

        1,500 East Homestead Community Development District, Florida,       5/15 at 101.00         N/R         1,521,015
               Special Assessment Revenue Bonds, Series 2005, 5.450%,
               5/01/36

        2,540 East Homestead Community Development District, Florida,       5/15 at 100.00         N/R         2,550,795
               Special Assessment Revenue Bonds, Series 2006, 5.375%,
               5/01/36

              Florida State Department of General Services, Division of
              Facilities Management, Florida Facilities Pool Revenue
              Bonds, Series 2005A:
        5,035  5.000%, 9/01/22 - AMBAC Insured                              9/15 at 101.00         AAA         5,298,532
        5,550  5.000%, 9/01/24 - AMBAC Insured                              9/15 at 101.00         AAA         5,816,900

        4,935 Heron Isles Community Development District, Florida,          5/15 at 101.00         N/R         5,080,632
               Capital Improvement Revenue Bonds, Series 2005, 5.750%,
               5/01/36

        3,500 Highlands County Health Facilities Authority, Florida,       11/15 at 100.00          A+         3,517,325
               Hospital Revenue Bonds, Adventist Health System, Series
               2005D, 5.000%, 11/15/35

              Hillsborough County Industrial Development Authority,
              Florida, Exempt Facilities Remarketed Revenue Bonds,
              National Gypsum Company, Apollo Beach Project, Series 2000B:
        1,000  7.125%, 4/01/30 (Alternative Minimum Tax)                    4/10 at 101.00         N/R         1,104,610
        4,000  7.125%, 4/01/30 (Alternative Minimum Tax)                    4/10 at 101.00         N/R         4,418,440

        4,195 Islands at Doral III Community Development District, Doral,   5/12 at 101.00         N/R         4,319,717
               Florida, Special Assessment Bonds, Series 2004A, 5.900%,
               5/01/35

              Islands at Doral Northeast Community Development District,
              Miami-Dade County, Florida, Special Assessment Bonds,
              Series 2004:
          465  6.125%, 5/01/24                                              5/14 at 101.00         N/R           499,257
          450  6.250%, 5/01/34                                              5/14 at 101.00         N/R           477,495

----
32

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
-------------------------------------------------------------------------------------------------------------------------------
              Florida (continued)

$       1,970 Islands at Doral Southwest Community Development District,    5/13 at 101.00         N/R     $       2,110,106
               Miami-Dade County, Florida, Special Assessment Bonds,
               Series 2003, 6.375%, 5/01/35

        2,415 Keys Cove Community Development District, Florida, Special    5/15 at 101.00         N/R             2,513,218
               Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

        2,935 Keys Cove II Community Development District, Florida,         5/15 at 100.00         N/R             2,967,168
               Special Assessment Revenue Bonds, Series 2005, 5.500%,
               5/01/36

          630 Lexington Community Development District, Florida, Special    5/14 at 101.00         N/R               657,449
               Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34

        4,400 Madison County, Florida, First Mortgage Revenue Bonds, Twin   7/15 at 100.00         N/R             4,528,348
               Oaks Project, Series 2005A, 6.000%, 7/01/25

          965 Marsh Harbour Community Development District, Florida,        5/15 at 100.00         N/R               972,160
               Special Assessment Bonds, Series 2005A, 5.450%, 5/01/36

        1,000 Martin County Industrial Development Authority, Florida,      6/06 at 101.00         BB+             1,014,520
               Industrial Development Revenue Bonds, Indiantown
               Cogeneration LP, Series 1994A, 7.875%, 12/15/25
               (Alternative Minimum Tax)

          310 Martin County Industrial Development Authority, Florida,      6/06 at 101.00         BB+               315,103
               Industrial Development Revenue Refunding Bonds, Indiantown
               Cogeneration LP, Series 1995B, 8.050%, 12/15/25
               (Alternative Minimum Tax)

        2,925 Meadow Pines Community Development District, Florida,         5/14 at 101.00         N/R             3,090,877
               Special Assessment Revenue Bonds, Series 2004A, 6.250%,
               5/01/34

        3,030 Meadowwoods Community Development District, Pasco County,     5/14 at 101.00         N/R             3,117,870
               Florida, Special Assessment Revenue Bonds, Series 2004A,
               6.050%, 5/01/35

        2,000 Meadowwoods Community Development District, Pasco County,       No Opt. Call         N/R             2,009,340
               Florida, Special Assessment Revenue Bonds, Series 2004B,
               5.250%, 5/01/11

          400 Midtown Miami Community Development District, Florida,        5/14 at 100.00         N/R               433,952
               Special Assessment Revenue Bonds, Parking Garage Project,
               Series 2004A, 6.000%, 5/01/24

        3,600 Midtown Miami Community Development District, Florida,        5/14 at 100.00         N/R             3,989,304
               Special Assessment Revenue Bonds, Series 2004B, 6.500%,
               5/01/37

        1,330 Mira Lago West Community Development District, Florida,       5/15 at 101.00         N/R             1,334,083
               Capital Improvement Revenue Bonds, Series 2005, 5.375%,
               5/01/36

        3,491 MMA Financial CDD Junior Securitization Trust, Florida,      11/07 at 100.00         N/R             3,529,471
               Pass-Through Certificates, Class A, Series 2003I, 8.000%,
               11/01/13

        5,510 New Port Tampa Bay Community Development District, Florida,   5/16 at 100.00         N/R             5,607,527
               Special Assessment Bonds, Series 2006A, 5.875%, 5/01/38

        1,745 Oak Creek Community Development District, Pasco County,       5/15 at 102.00         N/R             1,804,557
               Florida, Special Assessment Bonds, Series 2004, 5.800%,
               5/01/35

        2,960 Old Palm Community Development District, Florida, Special     5/15 at 101.00         N/R             3,083,728
               Assessment Bonds, Palm Beach Gardens, Series 2004A,
               5.900%, 5/01/35

        7,230 Orange County, Florida, Tourist Development Tax Revenue      10/15 at 100.00         AAA             7,581,378
               Bonds, Series 2005, 5.000%, 10/01/22 - AMBAC Insured

        3,750 Orchid Grove Community Development District, Florida,         5/15 at 101.00         N/R             3,765,750
               Special Assessment Bonds, Series 2005, 5.450%, 5/01/36

        1,000 Orlando Utilities Commission, Florida, Subordinate Lien         No Opt. Call         Aa1 (3)         1,183,190
               Water and Electric Revenue Bonds, Series 1989D, 6.750%,
               10/01/17 (ETM)

        6,200 Palm Glades Community Development District, Florida,          5/16 at 100.00         N/R             6,221,948
               Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36

        4,000 Pine Island Community Development District, Florida,          5/12 at 101.00         N/R             4,096,000
               Special Assessment Bonds, Bella Collina, Series 2004,
               5.750%, 5/01/35

        1,000 Principal One Community Development District, Jacksonville,   5/15 at 101.00         N/R             1,009,510
               Florida, Special Assessment Bonds, Series 2005, 5.650%,
               5/01/35

        3,000 Renaissance Commons Community Development District,           5/15 at 100.00         N/R             3,060,570
               Florida, Special Assessment Bonds, Series 2005A, 5.600%,
               5/01/36

----
33

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Florida (continued)

$       2,500 Reunion East Community Development District, Osceola          5/12 at 101.00         N/R $       2,778,800
               County, Florida, Special Assessment Bonds, Series 2002A,
               7.375%, 5/01/33

        2,000 Reunion East Community Development District, Osceola            No Opt. Call         N/R         2,059,820
               County, Florida, Special Assessment Bonds, Series 2005,
               5.800%, 5/01/36

        9,250 Reunion West Community Development District, Florida,         5/12 at 101.00         N/R         9,739,510
               Special Assessment Bonds, Series 2004, 6.250%, 5/01/36

       10,000 Somerset Community Development District, Florida, Capital     5/15 at 101.00         N/R         9,917,200
               Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37

        2,170 South Kendall Community Development District, Florida,        5/14 at 101.00         N/R         2,258,362
               Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35

        1,000 South-Dade Venture Community Development District, Florida,   5/14 at 101.00         N/R         1,056,650
               Special Assessment Revenue Bonds, Series 2004, 6.125%,
               5/01/34

              Stonegate Community Development District, Florida, Special
              Assessment Revenue Bonds, Series 2004:
          470  6.000%, 5/01/24                                              5/14 at 101.00         N/R           499,723
          500  6.125%, 5/01/34                                              5/14 at 101.00         N/R           525,405

        1,555 Summerville Community Development District, Florida,          5/15 at 100.00         N/R         1,564,532
               Special Assessment Bonds, Series 2006, 5.500%, 5/01/36

        3,595 Terracina Community Development District, Florida, Special    5/14 at 101.00         N/R         3,727,188
               Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35

       11,500 Tolomato Community Development District, Florida, Special     5/14 at 101.00         N/R        11,552,900
               Assessment Bonds, Series 2006, 5.400%, 5/01/37

        1,635 Valencia Acres Community Development District, Florida,       5/15 at 101.00         N/R         1,689,511
               Special Assessment Bonds, Series 2005, 5.800%, 5/01/35

              Volusia County, Florida, Gas Tax Revenue Bonds, Series 2004:
        3,380  5.000%, 10/01/17 - FSA Insured                              10/14 at 100.00         AAA         3,559,546
        3,550  5.000%, 10/01/18 - FSA Insured                              10/14 at 100.00         AAA         3,730,376
        3,675  5.000%, 10/01/19 - FSA Insured                              10/14 at 100.00         AAA         3,851,106

        2,000 Waters Edge Community Development District, Florida,          5/15 at 101.00         N/R         1,989,580
               Capital Improvement Revenue Bonds, Series 2005, 5.300%,
               5/01/36

        5,180 West Villages Improvement District, Florida, Special          5/15 at 100.00         N/R         5,211,028
               Assesement Revenue Bonds, Series 2006, 5.500%, 5/01/37

              Westchester Community Development District 1, Florida,
              Special Assessment Bonds, Series 2003:
        1,600  6.000%, 5/01/23                                              5/13 at 101.00         N/R         1,684,576
        3,750  6.125%, 5/01/35                                              5/13 at 101.00         N/R         3,932,550

        4,000 Westport Community Development District, Florida, Capital     5/13 at 100.00         N/R         4,060,600
               Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35

        3,525 Westside Community Development District, Florida, Special     5/15 at 100.00         N/R         3,570,896
               Assessment Revenue Bonds, Series 2005, 5.650%, 5/01/37
------------------------------------------------------------------------------------------------------------------------
      239,471 Total Florida                                                                                  247,925,653
------------------------------------------------------------------------------------------------------------------------
              Georgia - 1.4%

              Atlanta, Georgia, Tax Allocation Bonds, Atlantic Station
              Project, Series 2001:
        1,650  7.750%, 12/01/14                                            12/11 at 101.00         N/R         1,829,454
        1,400  7.900%, 12/01/24                                            12/11 at 101.00         N/R         1,554,336

        2,000 Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,       No Opt. Call         N/R         2,048,040
               Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)

              Atlanta, Georgia, Tax Allocation Bonds, Eastside Project,
              Series 2005B:
        1,250  5.400%, 1/01/20                                              7/15 at 100.00         N/R         1,269,325
        2,000  5.600%, 1/01/30                                              7/15 at 100.00         N/R         2,042,540

        1,240 Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes       1/16 at 100.00         N/R         1,246,820
               Project, Series 2006, 5.500%, 1/01/31

        2,820 Augusta, Georgia, Airport Revenue Bonds, Series 2005A,        1/15 at 100.00        Baa3         2,815,601
               5.150%, 1/01/35

----
34

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Georgia (continued)

              Baldwin County Hospital Authority, Georgia, Revenue Bonds,
              Oconee Regional Medical Center, Series 1998:
$         250  5.350%, 12/01/14                                            12/08 at 102.00         BB+ $         247,143
          595  5.400%, 12/01/15                                            12/08 at 102.00         BB+           587,705
          390  5.250%, 12/01/22                                            12/08 at 102.00         BB+           361,865
           50  5.375%, 12/01/28                                            12/08 at 102.00         BB+            46,508

        3,350 Brunswick and Glynn County Development Authority, Georgia,    3/08 at 102.00          B2         3,272,950
               Revenue Refunding Bonds, Georgia Pacific Corporation,
               Series 1998, 5.550%, 3/01/26 (Alternative Minimum Tax)

        2,000 Coffee County Hospital Authority, Georgia, Revenue Bonds,    12/14 at 100.00        BBB+         1,960,860
               Coffee County Regional Medical Center, Series 2004,
               5.000%, 12/01/26

        3,980 DeKalb County Development Authority, Georgia, Pollution      12/12 at 101.00          B1         3,273,232
               Control Revenue Refunding Bonds, General Motors
               Corporation Projects, Series 2002, 6.000%, 3/15/21

        9,590 Effingham County Development Authority, Georgia, Solid        7/08 at 102.00          B1         9,538,214
               Waste Disposal Revenue Bonds, Ft. James Project, Series
               1998, 5.625%, 7/01/18 (Alternative Minimum Tax)

          885 Effingham County Industrial Development Authority, Georgia,   6/11 at 101.00          B2           922,011
               Pollution Control Revenue Refunding Bonds, Georgia-Pacific
               Project, Series 2001, 6.500%, 6/01/31

        8,060 Fulton County Development Authority, Georgia, Local           9/15 at 100.00         BBB         8,023,246
               District Cooling Authority Revenue Bonds, Maxon Atlantic
               Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put
               3/01/15) (Alternative Minimum Tax)

          900 Fulton County Residential Care Facilities Authority,          2/09 at 100.00         N/R           921,132
               Georgia, Revenue Bonds, Canterbury Court, Series 2004A,
               6.125%, 2/15/34

        1,465 Fulton County Residential Care Facilities Authority,         12/13 at 102.00         N/R         1,610,929
               Georgia, Revenue Bonds, St. Anne's Terrace, Series 2003,
               7.625%, 12/01/33

        1,000 Richmond County Development Authority, Georgia,              11/13 at 100.00         BBB         1,036,650
               Environmental Improvement Revenue Bonds, International
               Paper Company, Series 2003A, 5.750%, 11/01/27 (Alternative
               Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       44,875 Total Georgia                                                                                   44,608,561
------------------------------------------------------------------------------------------------------------------------
              Idaho - 0.3%

        4,150 Madison County, Idaho, Hospital Revenue Certificates of       9/16 at 100.00        BBB-         4,194,280
               Participation, Madison Memorial Hospital, Series 2006,
               5.250%, 9/01/37

        3,605 Power County Industrial Development Corporation, Idaho,       8/09 at 102.00        BBB-         3,851,798
               Solid Waste Disposal Revenue Bonds, FMC Corporation,
               Series 1999, 6.450%, 8/01/32 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
        7,755 Total Idaho                                                                                      8,046,078
------------------------------------------------------------------------------------------------------------------------
              Illinois - 5.4%

        7,850 Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series        1/15 at 102.00         N/R         7,147,111
               2005, 0.000%, 1/01/24

        2,000 Bolingbrook, Illinois, Special Tax Bonds, Special Service     3/15 at 102.00         N/R         1,854,180
               Area 1, Forest City Project, Series 2005, 0.000%, 3/01/27

        4,088 Bolingbrook, Will and DuPage Counties, Illinois, Wastewater   1/15 at 102.00         N/R         4,099,722
               Facilities Revenue Bonds, Crossroads Treatment LLC, Series
               2005, 6.600%, 1/01/35

        8,250 Caseyville, Illinois, Tax Increment Revenue Bonds, Forest    12/14 at 100.00         N/R         8,594,025
               Lakes Project, Series 2004, 7.000%, 12/30/22

        1,380 Chicago, Illinois, Tax Increment Allocation Bonds,            1/09 at 100.00         N/R         1,454,713
               Irving/Cicero Redevelopment Project, Series 1998, 7.000%,
               1/01/14

        4,205 Gilberts, Illinois, Special Tax Bonds, Special Service Area   3/15 at 100.00         AAA         4,105,047
               9, Big Timber Project, Series 2005, 4.750%, 3/01/30 - AGC
               Insured

          790 Illinois Development Finance Authority, Environmental         6/12 at 100.00         Ba1           889,264
               Services Revenue Bonds, Citgo Petroleum Corporation
               Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum
               Tax)

        1,000 Illinois Development Finance Authority, Revenue Bonds,       12/12 at 100.00         BBB         1,054,710
               Chicago Charter School Foundation, Series 2002A, 6.125%,
               12/01/22

        1,000 Illinois Educational Facilities Authority, Student Housing    5/12 at 101.00        Baa3         1,018,360
               Revenue Bonds, Educational Advancement Foundation Fund,
               University Center Project, Series 2002, 6.250%, 5/01/34

----
35

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

     Principal                                                                  Optional Call
  Amount (000)   Description                                                   Provisions (1) Ratings (2)             Value
---------------------------------------------------------------------------------------------------------------------------
                 Illinois (continued)

$      10,000    Illinois Finance Authority, Guaranteed Solid Waste Revenue    8/15 at 101.00         BBB $       9,864,500
                  Bonds, Waste Management Inc. Project, Series 2005, 5.050%,
                  8/01/29 (Alternative Minimum Tax)

        5,640    Illinois Finance Authority, Plum Creek of Rolling Meadows    12/16 at 103.00         N/R         5,635,770
                  Multifamily Housing Revenue Bonds, Series 2006, 6.500%,
                  12/01/37

        4,000    Illinois Finance Authority, Revenue Bonds, Friendship         2/15 at 100.00         N/R         4,043,880
                  Village of Schaumburg, Series 2005A, 5.625%, 2/15/37

        6,050    Illinois Finance Authority, Revenue Bonds, Proctor            1/16 at 100.00        BBB-         5,995,853
                  Hospital, Series 2006, 5.125%, 1/01/25 (WI/DD, Settling
                  5/11/06)

       10,750    Illinois Finance Authority, Revenue Bonds, Rogers Park       11/14 at 102.00         N/R        11,201,715
                  Montessori School, Series 2004, 7.125%, 11/01/34

        4,020    Illinois Health Facilities Authority, Revenue Bonds,          5/12 at 100.00        Baa2         4,101,606
                  Condell Medical Center, Series 2002, 5.500%, 5/15/32

                 Illinois Health Facilities Authority, Revenue Bonds, Holy
                 Cross Hospital, Series 1994:
        2,995     6.700%, 3/01/14                                              3/14 at 100.00          B2         2,995,060
        5,750     6.750%, 3/01/24                                              3/24 at 100.00          B2         5,719,870

                 Illinois Health Facilities Authority, Revenue Bonds,
                 Midwest Physicians Group Ltd., Series 1998:
           85     5.375%, 11/15/08                                               No Opt. Call         BB+            84,977
        1,750     5.500%, 11/15/19                                            11/08 at 102.00         N/R         1,621,218

        2,600    Illinois Health Facilities Authority, Revenue Bonds, Smith      No Opt. Call         N/R         2,788,422
                  Crossing, Series 2003A, 7.000%, 11/15/32

        2,770    Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00        BBB-         2,773,269
                  Victory Health Services, Series 1997A, 5.750%, 8/15/27

                 Illinois Health Facilities Authority, Revenue Refunding
                 Bonds, Proctor Community Hospital, Series 1991:
          250     7.500%, 1/01/11                                              6/06 at 100.00        BBB-           250,233
        1,025     7.375%, 1/01/23                                              6/06 at 100.00        BBB-         1,025,595

          300    Libertyville, Illinois, Affordable Housing Revenue Bonds,    11/09 at 100.00          A3           308,457
                  Liberty Towers Project, Series 1999A, 7.000%, 11/01/29
                  (Alternative Minimum Tax)

       18,000    Lombard Public Facilities Corporation, Illinois, First Tier   1/16 at 100.00         N/R        19,092,240
                  Conference Center and Hotel Revenue Bonds, Series 2005A-1,
                  7.125%, 1/01/36

        4,000    Lombard Public Facilities Corporation, Illinois, First Tier   1/16 at 100.00           A         4,168,760
                  Conference Center and Hotel Revenue Bonds, Series 2005A-2,
                  5.500%, 1/01/36 - ACA Insured

        8,878    Lombard Public Facilities Corporation, Illinois, Third Tier   7/06 at 100.00         N/R         8,805,911
                  Conference Center and Hotel Revenue Bonds, Series 2005C-3,
                  4.000%, 1/01/36

        3,487    Minooka, Illinois, Special Assessment Bonds, Lakewood         3/13 at 102.00         N/R         3,679,761
                  Trails Project, Series 2003, 6.625%, 3/01/33

        2,925    Minooka, Illinois, Special Assessment Bonds, Lakewood         3/14 at 103.00         N/R         3,046,154
                  Trails Unit 2 Project, Series 2004, 6.375%, 3/01/34

                 North Chicago, Illinois, General Obligation Bonds, Series
                 2005A:
        2,355     5.000%, 11/01/20 - FGIC Insured                             11/15 at 100.00         AAA         2,461,022
        1,060     5.000%, 11/01/22 - FGIC Insured                             11/15 at 100.00         AAA         1,105,209

        6,000    Pingree Grove Village, Illinois, Tax Assessment Bonds,        3/15 at 102.00         N/R         6,054,180
                  Special Service Area 2 - Cambridge Lakes Project, Series
                  2005-2, 6.000%, 3/01/35

        2,060    Plano Special Service Area 1, Illinois, Special Tax Bonds,    3/14 at 102.00         N/R         2,113,951
                  Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34

        3,315    Plano Special Service Area 3, Illinois, Special Tax Bonds,    3/15 at 102.00         N/R         3,344,769
                  Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35

                 Robbins, Illinois, Resource Recovery Revenue Bonds,
                 Restructuring Project Guaranteed by Foster Wheeler Ltd.,
                 Series 1999C:
           --*    7.250%, 10/15/09 (Alternative Minimum Tax)                     No Opt. Call         N/R                 1
           --*    7.250%, 10/15/24 (Alternative Minimum Tax)                     No Opt. Call         N/R               196

        3,570    Round Lake Village, Lake County, Illinois, Lakewood Grove     3/13 at 102.00         N/R         3,797,837
                  Special Service Area 3 Special Tax Bonds, Series 2003,
                  6.750%, 3/01/33

----
36

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Illinois (continued)

$       2,100 Round Lake, Lake County, Illinois, Special Tax Bonds,         3/13 at 102.00         N/R $       2,226,861
               Lakewood Grove Special Service Area 1, Series 2003,
               6.700%, 3/01/33

        3,695 Waukegan, Illinois, Special Assessment Improvement Bonds,     3/15 at 102.00         N/R         3,744,291
               Fountain Square, Series 2005, 6.125%, 3/01/30

        6,335 Wheeling, Illinois, Tax Increment Revenue Bonds, North        1/13 at 102.00         N/R         6,117,266
               Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%,
               1/01/25

        3,180 Wonder Lake Village, McHenry County, Illinois, Special Tax    3/14 at 102.00         N/R         3,380,531
               Bonds, Special Service Area 1 - Woods Creek, Series 2004,
               6.750%, 3/01/34

        4,000 Yorkville, Illinois, Special Service Area 2004-104            3/14 at 102.00         N/R         4,135,400
               Assessment Bonds, MPI Grande Reserve Project, Series 2004,
               6.375%, 3/01/34

        3,840 Yorkville, Illinois, Special Service Area 2005-108            3/16 at 102.00         N/R         3,821,146
               Assessment Bonds, Autumn Creek Project, Series 2006,
               6.000%, 3/01/36
------------------------------------------------------------------------------------------------------------------------
      167,348 Total Illinois                                                                                 169,723,043
------------------------------------------------------------------------------------------------------------------------
              Indiana - 1.1%

        3,000 Carmel Redevelopment District, Indiana, Tax Increment         7/12 at 103.00         N/R         2,989,290
               Revenue Bonds, Series 2004A, 6.650%, 7/15/14

        2,420 East Chicago, Indiana, Exempt Facilities Revenue Bonds,         No Opt. Call         N/R         2,554,334
               Inland Steel Company Project 14, Series 1996, 6.700%,
               11/01/12 (Alternative Minimum Tax)

        4,000 Fort Wayne, Indiana, Pollution Control Revenue Bonds,        12/12 at 101.00           B         3,357,360
               General Motors Corporation Project, Series 2002, 6.200%,
               10/15/25

        2,000 Indiana Health Facility Financing Authority, Hospital         3/14 at 101.00        BBB-         2,097,120
               Revenue Bonds, Community Foundation of Northwest Indiana,
               Series 2004A, 6.000%, 3/01/34

          600 Jasper County, Indiana, Economic Development Revenue Bonds,  12/07 at 102.00          B2           588,936
               Georgia Pacific Corporation Project, Series 1997, 5.625%,
               12/01/27 (Alternative Minimum Tax)

          950 Jasper County, Indiana, Economic Development Revenue Bonds,   4/09 at 102.00          B2           920,759
               Georgia Pacific Corporation Project, Series 1999, 5.600%,
               4/01/29 (Alternative Minimum Tax)

          135 Jasper County, Indiana, Economic Development Revenue          4/10 at 101.00          B2           139,579
               Refunding Bonds, Georgia Pacific Corporation Project,
               Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)

        1,750 Petersburg, Indiana, Pollution Control Revenue Bonds,         8/11 at 102.00        Baa3         1,886,885
               Indiana Power and Light Company, Series 1996, 6.375%,
               11/01/29 (Alternative Minimum Tax)

          890 Petersburg, Indiana, Pollution Control Revenue Refunding      8/11 at 102.00        Baa2           932,916
               Bonds, Indianapolis Power and Light Company, Series 1991,
               5.750%, 8/01/21

          750 Petersburg, Indiana, Pollution Control Revenue Refunding      6/06 at 101.00           A           764,850
               Bonds, Indianapolis Power and Light Company, Series 1995A,
               6.625%, 12/01/24 - ACA Insured

          775 Portage, Indiana, Revenue Bonds, Series 2006, 5.000%,         7/16 at 100.00        BBB+           751,603
               1/15/27

        3,810 Portage, Indiana, Special Improvement District Revenue        3/15 at 102.00         N/R         3,792,169
               Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35

              St. Joseph County Hospital Authority, Indiana, Revenue
              Bonds, Madison Center Inc., Series 2005:
        3,065  5.250%, 2/15/23                                              2/15 at 100.00         BBB         3,070,088
        2,500  5.375%, 2/15/34                                              2/15 at 100.00         BBB         2,499,425

        2,155 St. Joseph County, Indiana, Economic Development Revenue      7/15 at 103.00         N/R         2,284,666
               Bonds, Chicago Trail Village Apartments, Series 2005A,
               7.500%, 7/01/35

              St. Joseph County, Indiana, Economic Development Revenue
              Bonds, Holy Cross Village at Notre Dame, Series 2006A:
          230  5.550%, 5/15/19                                              5/11 at 100.00         N/R           231,488
          250  6.000%, 5/15/26                                              5/16 at 100.00         N/R           260,915
          265  5.700%, 5/15/28                                              5/11 at 100.00         N/R           267,056
          270  6.000%, 5/15/38                                              5/16 at 100.00         N/R           279,464

        5,450 Whitley County, Indiana, Solid Waste and Sewerage Disposal   11/10 at 102.00         N/R         5,891,396
               Revenue Bonds, Steel Dynamics Inc., Series 1998, 7.250%,
               11/01/18 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       35,265 Total Indiana                                                                                   35,560,299
------------------------------------------------------------------------------------------------------------------------

----
37

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Iowa - 0.5%

$      10,000 Iowa Tobacco Settlement Authority, Asset Backed Settlement    6/15 at 100.00         BBB $      10,206,200
               Revenue Bonds, Series 2005C, 5.625%, 6/01/46

        4,500 Iowa Tobacco Settlement Authority, Tobacco Asset-Backed       6/17 at 100.00         BBB         4,150,530
               Revenue Bonds, Series 2005B, 0.000%, 6/01/34
------------------------------------------------------------------------------------------------------------------------
       14,500 Total Iowa                                                                                      14,356,730
------------------------------------------------------------------------------------------------------------------------
              Kansas - 0.8%

        2,000 Olathe, Kansas, Senior Living Facility Revenue Bonds,        11/16 at 100.00         N/R         2,076,560
               Catholic Care Campus Santa Marta, Series 2006A, 6.000%,
               11/15/38

        3,200 Overland Park Development Corporation, Kansas, First Tier     1/11 at 101.00         N/R         3,504,128
               Revenue Bonds, Overland Park Convention Center, Series
               2001A, 7.375%, 1/01/32

        6,665 Wyandotte County-Kansas City Unified Government, Kansas,      3/12 at 101.00           B         5,376,389
               Pollution Control Revenue Bonds, General Motors
               Corporation, Series 2002, 6.000%, 6/01/25

              Wyandotte County-Kansas City Unified Government, Kansas,
              Sales Tax Special Obligation Bonds, Redevelopment Project
              Area B, Series 2005:
        4,000  4.750%, 12/01/16                                            12/15 at 100.00         N/R         4,047,480
       10,000  5.000%, 12/01/20                                            12/15 at 100.00         N/R        10,225,200
------------------------------------------------------------------------------------------------------------------------
       25,865 Total Kansas                                                                                    25,229,757
------------------------------------------------------------------------------------------------------------------------
              Kentucky - 0.4%

              Kentucky Economic Development Finance Authority, Hospital
              System Revenue Refunding and Improvement Bonds, Appalachian
              Regional Healthcare Inc., Series 1997:
          500  5.800%, 10/01/12                                             4/08 at 102.00         BB-           500,670
        1,000  5.850%, 10/01/17                                             4/08 at 102.00         BB-           992,560
        6,390  5.875%, 10/01/22                                             4/08 at 102.00         BB-         6,280,795

        1,560 Louisville and Jefferson County Metropolitan Government,     10/16 at 100.00         N/R         1,570,780
               Kentucky, Industrial Building Revenue Bonds, Sisters of
               Mercy of the Americas, Series 2006, 5.000%, 10/01/35

        2,190 Rockcastle County, Kentucky, First Mortgage Revenue Bonds,    6/15 at 100.00        BBB-         2,168,341
               Rockcastle Hospital and Respiratory Care Center Inc.
               Project, Series 2005, 5.550%, 6/01/30
------------------------------------------------------------------------------------------------------------------------
       11,640 Total Kentucky                                                                                  11,513,146
------------------------------------------------------------------------------------------------------------------------
              Louisiana - 2.3%

        2,495 Carter Plantation Community Development District,             5/06 at 100.00         N/R         2,499,716
               Livingston Parish, Louisiana, Special Assessment Bonds,
               Series 2004, 5.500%, 5/01/16

       15,000 Carter Plantation Community Development District,             5/06 at 100.00         N/R        14,922,000
               Livingston Parish, Louisiana, Special Assessment Bonds,
               Series 2005A, 5.900%, 5/01/17

        1,770 Carter Plantation Community Development District,             5/06 at 100.00         N/R         1,760,796
               Livingston Parish, Louisiana, Special Assessment Bonds,
               Series 2005B, 5.900%, 5/01/17

        1,000 DeSoto Parish, Louisiana, Environmental Improvement Revenue  11/14 at 100.00         BBB           993,840
               Bonds, International Paper Company Project, Series 2004A,
               5.000%, 11/01/18 (Alternative Minimum Tax)

        2,500 DeSoto Parish, Louisiana, Environmental Improvement Revenue   3/15 at 100.00         BBB         2,417,000
               Bonds, International Paper Company Project, Series 2005A,
               4.750%, 3/01/19 (Alternative Minimum Tax)

          760 East Baton Rouge Parish, Louisiana, Revenue Refunding         3/08 at 102.00          B2           749,892
               Bonds, Georgia Pacific Corporation Project, Series 1998,
               5.350%, 9/01/11 (Alternative Minimum Tax)

       12,180 Greystone Community Development District, Louisiana,          9/06 at 100.00         N/R        11,943,221
               Special Assessment Bonds, Livingston Parish, Series 2005,
               5.950%, 9/01/20

       16,250 Hodge, Louisiana, Combined Utility System Revenue Bonds,        No Opt. Call        CCC+        18,224,050
               Smurfit-Stone Container Corporation, Series 2003, 7.450%,
               3/01/24 (Alternative Minimum Tax)

        3,400 Morehouse Parish, Louisiana, Pollution Control Revenue          No Opt. Call         BBB         3,538,380
               Refunding Bonds, International Paper Company, Series
               2001A, 5.250%, 11/15/13

----
38

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Louisiana (continued)

              Ouachita Parish Industrial Development Authority,
              Louisiana, Solid Waste Disposal Revenue Bonds, White Oaks
              Project, Series 2004A:
$         880  8.250%, 3/01/19 (Alternative Minimum Tax)                    3/10 at 102.00         N/R $         913,158
          800  8.500%, 3/01/24 (Alternative Minimum Tax)                    3/10 at 102.00         N/R           828,592

        5,445 St. James Parish, Louisiana, Solid Waste Disposal Revenue    10/06 at 100.00         N/R         5,450,663
               Bonds, Freeport McMoran Project, Series 1992, 7.700%,
               10/01/22 (Alternative Minimum Tax)

        8,440 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00         BBB         8,850,184
               Tobacco Settlement Asset-Backed Bonds, Series 2001B,
               5.875%, 5/15/39

          145 West Feliciana Parish, Louisiana, Pollution Control Revenue   5/06 at 100.00        BBB-           145,816
               Bonds, Gulf States Utilities Company, Series 1985C,
               7.000%, 11/01/15
------------------------------------------------------------------------------------------------------------------------
       71,065 Total Louisiana                                                                                 73,237,308
------------------------------------------------------------------------------------------------------------------------
              Maine - 0.3%

        1,525 Bucksport, Maine, Solid Waste Revenue Bonds, International      No Opt. Call         BBB         1,462,826
               Paper Company, Series 2004A, 4.000%, 3/01/14

        6,480 Jay, Maine, Solid Waste Disposal Revenue Bonds,              11/14 at 100.00         BBB         6,409,822
               International Paper Company, Series 2004A, 4.900%,
               11/01/17 (Alternative Minimum Tax)

          145 Maine Finance Authority, Solid Waste Recycling Facilities    10/06 at 100.00         Ba3           146,209
               Revenue Bonds, Bowater Inc. - Great Northern Paper, Series
               1992, 7.750%, 10/01/22 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
        8,150 Total Maine                                                                                      8,018,857
------------------------------------------------------------------------------------------------------------------------
              Maryland - 1.5%

          500 Baltimore, Maryland, Special Obligation Bonds, North Locust   9/15 at 101.00         N/R           504,475
               Point Project, Series 2005, 5.500%, 9/01/34

        4,000 Baltimore, Maryland, Subordinate Lien Convention Center       9/16 at 100.00         Ba1         4,174,200
               Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39

        3,350 Maryland Energy Financing Administration, Revenue Bonds,      9/07 at 100.00         N/R         3,386,314
               AES Warrior Run Project, Series 1995, 7.400%, 9/01/19
               (Alternative Minimum Tax)

              Maryland Health and Higher Educational Facilities
              Authority, Revenue Bonds, Collington Episcopal Life Care
              Community Inc., Series 2001A:
           25  6.750%, 4/01/20                                              4/09 at 100.00         N/R            24,245
          800  6.750%, 4/01/23                                              4/11 at 101.00         N/R           774,288

        1,925 Maryland Health and Higher Educational Facilities             6/16 at 100.00        Baa1         1,921,400
               Authority, Revenue Bonds, Maryland Institute College of
               Art, Series 2006, 5.000%, 6/01/35

              Maryland Industrial Development Financing Authority,
              Revenue Bonds, Our Lady of Good Counsel High School, Series
              2005A:
          420  5.500%, 5/01/20                                              5/15 at 100.00         N/R           437,090
        1,150  6.000%, 5/01/35                                              5/15 at 100.00         N/R         1,220,173

           45 Prince George's County, Maryland, Revenue Bonds, Collington   4/09 at 100.00         N/R            43,628
               Episcopal Life Care Community Inc., Series 1994A, 5.625%,
               4/01/09

              Prince George's County, Maryland, Revenue Bonds, Dimensions
              Health Corporation, Series 1994:
           45  5.100%, 7/01/06                                              7/06 at 100.00          B3            44,812
        2,150  5.200%, 7/01/07                                              7/06 at 100.00          B3         2,097,690
        2,230  5.300%, 7/01/08                                              7/06 at 100.00          B3         2,137,589
        5,350  5.375%, 7/01/14                                              7/06 at 100.00          B3         4,821,313
       18,020  5.300%, 7/01/24                                              7/06 at 100.00          B3        14,927,408

              Prince George's County, Maryland, Special Obligation Bonds,
              National Harbor Project, Series 2005:
        1,900  4.700%, 7/01/15                                                No Opt. Call         N/R         1,918,943
        8,750  5.200%, 7/01/34                                              7/15 at 100.00         N/R         8,787,975

        1,800 Prince George's County, Maryland, Special Tax District        7/13 at 100.00         N/R         1,813,230
               Bonds, Victoria Falls Project, Series 2005, 5.250%, 7/01/35
------------------------------------------------------------------------------------------------------------------------
       52,460 Total Maryland                                                                                  49,034,773
------------------------------------------------------------------------------------------------------------------------

----
39

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                   Optional Call
 Amount (000)    Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------------
                 Massachusetts - 2.3%

$      12,820    Boston Industrial Development Financing Authority,            9/12 at 102.00         Ba3 $      13,113,065
                  Massachusetts, Senior Revenue Bonds, Crosstown Center
                  Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum
                  Tax)

        4,250    Boston Industrial Development Financing Authority,            9/12 at 102.00         N/R         4,228,325
                  Massachusetts, Subordinate Revenue Bonds, Crosstown Center
                  Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum
                  Tax)

        1,160    Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call         N/R         1,277,543
                  Resource Recovery Revenue Bonds, Eco/ Springfield LLC,
                  Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)

        3,300    Massachusetts Development Finance Agency, Pioneer Valley        No Opt. Call         N/R         3,302,211
                  Resource Recovery Revenue Bonds, Eco/ Springfield LLC,
                  Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

                 Massachusetts Development Finance Agency, Resource Recovery
                 Revenue Bonds, Ogden Haverhill Associates, Series 1998B:
          870     5.300%, 12/01/14 (Alternative Minimum Tax)                  12/08 at 102.00         BBB           895,639
        1,000     5.500%, 12/01/19 (Alternative Minimum Tax)                  12/08 at 102.00         BBB         1,038,250

        1,000    Massachusetts Development Finance Agency, Resource Recovery  12/09 at 102.00         BBB         1,081,230
                  Revenue Bonds, Ogden Haverhill Associates, Series 1999A,
                  6.700%, 12/01/14 (Alternative Minimum Tax)

        4,150    Massachusetts Development Finance Agency, Solid Waste         8/16 at 100.00        Baa1         4,154,648
                  Disposal Revenue Bonds, Dominion Energy Brayton Point
                  Project, Series 2006, 5.000%, 2/01/36 (Alternative Minimum
                  Tax)

                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Caritas Christi Obligated Group, Series
                 1999A:
          270     5.700%, 7/01/15                                              1/09 at 101.00         BBB           277,295
        1,475     5.625%, 7/01/20                                              1/09 at 101.00         BBB         1,505,193

                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Caritas Christi Obligated Group, Series
                 2002B:
          160     6.500%, 7/01/12                                                No Opt. Call         BBB           174,910
          405     6.250%, 7/01/22                                              7/12 at 101.00         BBB           432,674

                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Milton Hospital Project, Series 2005D:
        5,000     5.250%, 7/01/30                                              7/15 at 100.00        BBB-         5,017,700
        5,365     5.375%, 7/01/35                                              7/15 at 100.00        BBB-         5,423,800

          870    Massachusetts Health and Educational Facilities Authority,    7/14 at 100.00         BB-           912,204
                  Revenue Bonds, Northern Berkshire Community Services Inc.,
                  Series 2004A, 6.375%, 7/01/34

                 Massachusetts Health and Educational Facilities Authority,
                 Revenue Bonds, Northern Berkshire Community Services Inc.,
                 Series 2004B:
        2,425     6.250%, 7/01/24                                              7/14 at 100.00         BB-         2,553,840
        5,650     6.375%, 7/01/34                                              7/14 at 100.00         BB-         5,924,082

       12,415    Massachusetts Health and Educational Facilities Authority,    7/15 at 100.00         BBB        12,313,818
                  Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                  5.000%, 7/01/33

       10,070    Massachusetts Water Resources Authority, General Revenue     12/14 at 100.00         AAA        10,575,212
                  Bonds, Series 2004B, 5.000%, 12/01/18 -  AMBAC Insured
------------------------------------------------------------------------------------------------------------------------------
       72,655    Total Massachusetts                                                                             74,201,639
------------------------------------------------------------------------------------------------------------------------------
                 Michigan - 5.6%

          560    Allegan Hospital Finance Authority, Michigan, Revenue        11/09 at 101.00         N/R           602,622
                  Bonds, Allegan General Hospital, Series 1999, 7.000%,
                  11/15/21

        1,050    Chandler Park Academy, Michigan, Public School Academy       11/15 at 100.00        BBB-         1,042,745
                  Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30

        1,260    Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00         N/R         1,262,369
                  Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29

          905    Countryside Charter School, Berrien County, Michigan,         4/09 at 100.00         N/R           930,286
                  Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29

                 Detroit Community High School, Michigan, Public School
                 Academy Revenue Bonds, Series 2005:
        1,200     5.650%, 11/01/25                                            11/15 at 100.00          BB         1,177,068
          500     5.750%, 11/01/30                                            11/15 at 100.00          BB           491,295
        2,425     5.750%, 11/01/35                                            11/15 at 100.00          BB         2,359,574

----
40

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
-------------------------------------------------------------------------------------------------------------------------------
              Michigan (continued)

$       6,315 Detroit Local Development Finance Authority, Michigan, Tax    5/09 at 101.00         BB-     $       5,972,601
               Increment Bonds, Series 1998A, 5.500%, 5/01/21

        9,650 Dickinson County Economic Development Corporation,            6/12 at 100.00         BBB            10,267,504
               Michigan, Environmental Improvement Revenue Bonds,
               International Paper Company, Series 2002A, 5.750%, 6/01/16

              Gaylord Hospital Finance Authority, Michigan, Revenue
              Bonds, Otsego Memorial Hospital, Series 2004:
        1,000  6.200%, 1/01/25                                              1/15 at 100.00         N/R             1,025,910
        1,500  6.500%, 1/01/37                                              1/15 at 100.00         N/R             1,544,670

        3,500 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/15 at 100.00         BBB             3,778,670
               Metropolitan Hospital, Series 2005A, 6.250%, 7/01/40

          500 Michigan Job Development Authority, Pollution Control        10/06 at 100.00           B               461,615
               Revenue Bonds, General Motors Corporation,
              Series 1984, 5.550%, 4/01/09

              Michigan Municipal Bond Authority, Public School Academy
              Revenue Bonds, Detroit Academy of Arts and Sciences Charter
              School, Series 2001A:
        1,700  7.500%, 10/01/12                                            10/09 at 102.00         Ba1             1,753,499
        2,900  7.900%, 10/01/21                                            10/09 at 102.00         Ba1             3,065,126
       10,550  8.000%, 10/01/31                                            10/09 at 102.00         Ba1            11,132,044

              Michigan Municipal Bond Authority, Revenue Bonds, YMCA
              Service Learning Academy Charter School, Series 2001:
        1,200  7.250%, 10/01/11                                            10/09 at 102.00         Ba1             1,250,220
          750  7.625%, 10/01/21                                            10/09 at 102.00         Ba1               808,178

              Michigan Public Educational Facilities Authority, Charter
              School Revenue Bonds, Michigan Technical Academy, Series
              2006:
        1,040  6.000%, 2/01/16                                                No Opt. Call          BB             1,033,448
        1,055  6.375%, 2/01/26                                              2/16 at 100.00          BB             1,038,584
        2,855  6.500%, 2/01/36                                              2/16 at 100.00          BB             2,779,599

              Michigan State Hospital Finance Authority, Hospital Revenue
              Bonds, Detroit Medical Center Obligated Group, Series 1998A:
          260  5.125%, 8/15/18                                              8/08 at 101.00         BB-               250,336
        1,815  5.250%, 8/15/23                                              8/08 at 101.00         BB-             1,734,196
        4,345  5.250%, 8/15/28                                              8/08 at 101.00         BB-             4,088,080

              Michigan State Hospital Finance Authority, Hospital Revenue
              Bonds, Presbyterian Villages of Michigan Obligated Group,
              Series 1997:
          285  6.375%, 1/01/15 (Pre-refunded 1/01/07)                       1/07 at 102.00         N/R (3)           295,451
          535  6.375%, 1/01/25 (Pre-refunded 1/01/07)                       1/07 at 102.00         N/R (3)           554,618

       18,110 Michigan State Hospital Finance Authority, Hospital Revenue   8/06 at 100.00         BB-            17,443,552
               Refunding Bonds, Detroit Medical Center Obligated Group,
               Series 1993B, 5.500%, 8/15/23

              Michigan State Hospital Finance Authority, Hospital Revenue
              Refunding Bonds, Sinai Hospital, Series 1995:
          790  6.625%, 1/01/16                                              7/06 at 102.00         Ba3               795,175
          505  6.700%, 1/01/26                                              1/08 at 100.00         Ba3               508,899

              Michigan State Hospital Finance Authority, Revenue Bonds,
              Chelsea Community Hospital, Series 2005:
          240  5.000%, 5/15/25                                              5/15 at 100.00         BBB               237,523
          105  5.000%, 5/15/30                                              5/15 at 100.00         BBB               102,204
        3,090  5.000%, 5/15/37                                              5/15 at 100.00         BBB             2,988,277

       10,275 Michigan State Hospital Finance Authority, Revenue Bonds,    11/15 at 102.00         N/R            10,146,563
               Hills and Dales General Hospital, Series 2005A, 6.750%,
               11/15/38

              Michigan State Hospital Finance Authority, Revenue Bonds,
              Presbyterian Villages of Michigan Obligated Group, Series
              2005:
        2,250  5.250%, 11/15/25                                             5/15 at 100.00         N/R             2,279,857
       11,200  5.500%, 11/15/35                                             5/15 at 100.00         N/R            11,526,032

              Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A:
          150  6.375%, 8/15/09                                              8/06 at 100.00         BB-               150,084
        2,360  6.250%, 8/15/13                                              8/06 at 100.00         BB-             2,360,850
        8,320  6.500%, 8/15/18                                              8/06 at 100.00         BB-             8,323,994

----
41

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Michigan (continued)

              Michigan State Hospital Finance Authority, Revenue
              Refunding Bonds, Pontiac Osteopathic Hospital,
              Series 1994A:
$       1,750  6.000%, 2/01/14                                              8/06 at 100.00        BBB- $       1,750,123
        2,570  6.000%, 2/01/24                                              8/06 at 100.00        BBB-         2,570,514

          150 Michigan Strategic Fund, Limited Obligation Revenue Bonds,   10/06 at 100.00         Ba1           145,234
               Ford Motor Company, Series 1992A, 6.550%, 10/01/22

        9,035 Michigan Strategic Fund, Multi-Modal Interchangeable Rate     9/06 at 101.00           B         7,820,064
               Pollution Control Revenue Refunding Bonds, General Motors
               Corporation, Series 1995, 6.200%, 9/01/20

       13,095 Midland County Economic Development Corporation, Michigan,    7/07 at 101.00         BB-        13,086,357
               Subordinated Pollution Control Limited Obligation Revenue
               Refunding Bonds, Midland Cogeneration Project, Series
               2000A, 6.875%, 7/23/09 (Alternative Minimum Tax)

        2,200 Midland County Economic Development Corporation, Michigan,    7/07 at 101.00         BB-         2,198,504
               Subordinated Pollution Control Limited Obligation Revenue
               Refunding Bonds, Midland Cogeneration Project, Series
               2000B, 6.750%, 7/23/09

        2,745 Nataki Talibah Schoolhouse, Wayne County, Michigan,           6/10 at 102.00         N/R         2,909,920
               Certificates of Participation, Series 2000, 8.250%, 6/01/30

              Pontiac Hospital Finance Authority, Michigan, Hospital
              Revenue Refunding Bonds, NOMC Obligated Group, Series 1993:
           10  6.000%, 8/01/07                                              8/06 at 100.00         Ba2             9,994
        7,910  6.000%, 8/01/13                                              8/06 at 100.00         Ba2         7,907,706
        4,720  6.000%, 8/01/18                                              8/06 at 100.00         Ba2         4,568,488
        4,290  6.000%, 8/01/23                                              8/06 at 100.00         Ba2         4,035,045

              Summit Academy North Charter School, Michigan, Charter
              School Revenue Bonds, Series 2005:
          450  4.750%, 11/01/11                                               No Opt. Call         BB+           442,625
        1,070  5.000%, 11/01/15                                               No Opt. Call         BB+         1,034,251
        1,705  5.250%, 11/01/20                                            11/15 at 100.00         BB+         1,640,517
        4,295  5.350%, 11/01/25                                            11/15 at 100.00         BB+         4,087,809
        2,185  5.500%, 11/01/30                                            11/15 at 100.00         BB+         2,068,430
        5,150  5.500%, 11/01/35                                            11/15 at 100.00         BB+         4,812,624
------------------------------------------------------------------------------------------------------------------------
      180,380 Total Michigan                                                                                 178,651,523
------------------------------------------------------------------------------------------------------------------------
              Minnesota - 1.0%

        3,250 Duluth Economic Development Authority, Minnesota,             6/12 at 101.00          BB         3,477,793
               Healthcare Facilities Revenue Bonds, St. Luke's Hospital,
               Series 2002, 7.250%, 6/15/32

              Glencoe, Minnesota, Health Care Facilities Revenue Bonds,
              Glencoe Regional Health Services Project, Series 2005:
        1,000  5.000%, 4/01/25                                              4/13 at 101.00         BBB         1,005,330
        1,100  5.000%, 4/01/31                                              4/12 at 101.00         BBB         1,089,902

              Pine City, Minnesota, Lease Revenue Bonds, Lakes
              International Language Academy, Series 2006A:
          500  6.000%, 5/01/26 (WI/DD, Settling 5/05/06)                    5/14 at 102.00         N/R           500,000
          400  6.250%, 5/01/35 (WI/DD, Settling 5/05/06)                    5/14 at 102.00         N/R           400,000

        1,325 Ramsey, Anoka County, Minnesota, Charter School Lease         6/14 at 102.00         N/R         1,342,768
               Revenue Bonds, PACT Charter School, Series 2004A, 6.750%,
               12/01/33

        2,115 Saint Paul Port Authority, Minnesota, Great Northern            No Opt. Call         N/R         2,117,136
               Project Tax Increment Revenue Bonds, Series 2, 6.000%,
               3/01/30 (WI/DD, Settling 5/04/06)

        1,600 St. Paul Housing and Redevelopment Authority, Minnesota,     12/11 at 102.00         N/R         1,669,088
               Charter School Revenue Bonds, Achieve Charter School,
               Series 2003A, 7.000%, 12/01/32

              St. Paul Housing and Redevelopment Authority, Minnesota,
              Charter School Revenue Bonds, Higher Ground Academy Charter
              School, Series 2004A:
          500  6.625%, 12/01/23                                             6/14 at 102.00         N/R           508,975
        2,120  6.875%, 12/01/33                                             6/14 at 102.00         N/R         2,157,609

        1,100 St. Paul Housing and Redevelopment Authority, Minnesota,      6/14 at 102.00         N/R         1,141,877
               Charter School Revenue Bonds, HOPE Community Academy
               Charter School, Series 2004A, 6.750%, 12/01/33

        2,045 St. Paul Housing and Redevelopment Authority, Minnesota,      6/14 at 102.00         N/R         2,047,127
               Charter School Revenue Bonds, HOPE Community Academy
               Charter School, Series 2005A, 6.250%, 12/01/33

----
42

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
----------------------------------------------------------------------------------------------------------------------------
              Minnesota (continued)

$      10,500 St. Paul Housing and Redevelopment Authority, Minnesota,     11/15 at 100.00        Baa3     $      11,244,660
               Revenue Bonds, Healtheast Inc., Series 2005, 6.000%,
               11/15/35

        1,400 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,      5/15 at 100.00          BB             1,421,000
               HealthEast Midway Campus, Series 2005A, 5.875%, 5/01/30

        1,700 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,      5/15 at 100.00         N/R             1,728,356
               HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30
----------------------------------------------------------------------------------------------------------------------------
       30,655 Total Minnesota                                                                                     31,851,621
----------------------------------------------------------------------------------------------------------------------------
              Mississippi - 0.1%

          300 Biloxi Housing Authority, Mississippi, Multifamily Housing    9/11 at 102.00          A3               308,400
               Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1,
               6.250%, 9/01/31 (Alternative Minimum Tax)

        1,460 Mississippi Home Corporation, Multifamily Housing Revenue    10/19 at 101.00         N/R             1,483,364
               Bonds, Tupelo Personal Care Apartments, Series 2004-2,
               6.125%, 9/01/34 (Alternative Minimum Tax)

        1,000 Perry County, Mississippi, Pollution Control Revenue          3/12 at 100.00          B2 (3)         1,063,780
               Refunding Bonds, Leaf River Forest Project, Series 1999,
               5.200%, 10/01/12 (ETM)
----------------------------------------------------------------------------------------------------------------------------
        2,760 Total Mississippi                                                                                    2,855,544
----------------------------------------------------------------------------------------------------------------------------
              Missouri - 1.1%

              Carthage, Missouri, Hospital Revenue Bonds, McCune-Brooks
              Hospital, Series 2005:
        4,140  5.750%, 4/01/22                                              4/16 at 100.00         N/R             4,122,695
        4,165  5.875%, 4/01/30                                              4/16 at 100.00         N/R             4,172,539

        3,350 Hannibal Industrial Development Authority, Missouri, Health   3/16 at 100.00         N/R             3,413,717
               Facilities Revenue Bonds, Hannibal Regional Hospital,
               Series 2006, 5.000%, 3/01/19

        2,355 Kansas City Industrial Development Authority, Missouri,       2/14 at 102.00         N/R             2,464,037
               Multifamily Housing Revenue Bonds, Pickwick Apartments
               Project, Series 2004, 8.000%, 2/01/34 (Alternative Minimum
               Tax)

       10,760 Missouri Development Finance Board, Infrastructure            6/15 at 100.00        BBB+            10,718,574
               Facilities Revenue Bonds, Branson Landing Project, Series
               2005A, 5.000%, 6/01/35

        4,400 Missouri Housing Development Commission, Single Family        9/14 at 100.00         AAA             4,669,236
               Mortgage Revenue Bonds, Homeownership Loan Program, Series
               2005A-1, 5.900%, 9/01/35 (Alternative Minimum Tax)

              St. Joseph Industrial Development Authority, Missouri, Tax
              Increment Bonds, Shoppes at North Village Project, Series
              2005A:
          500  5.100%, 11/01/19                                            11/14 at 100.00         N/R               488,225
        1,000  5.375%, 11/01/24                                            11/14 at 100.00         N/R               990,740

        1,000 St. Joseph Industrial Development Authority, Missouri, Tax   11/14 at 100.00         N/R               987,720
               Increment Bonds, Shoppes at North Village Project, Series
               2005B, 5.375%, 11/01/23

              St. Louis County Industrial Development Authority,
              Missouri, Revenue Bonds, Kiel Center Multipurpose Arena,
              Series 1992:
          250  7.625%, 12/01/09 (Alternative Minimum Tax)                   6/06 at 100.00         N/R               249,877
        3,800  7.875%, 12/01/24 (Alternative Minimum Tax)                   6/06 at 100.00         N/R             3,834,200
----------------------------------------------------------------------------------------------------------------------------
       35,720 Total Missouri                                                                                      36,111,560
----------------------------------------------------------------------------------------------------------------------------
              Montana - 1.4%

        9,810 Montana Board of Investments, Exempt Facility Revenue         7/10 at 101.00          B1            10,288,041
               Bonds, Stillwater Mining Company, Series 2000, 8.000%,
               7/01/20 (Alternative Minimum Tax)

       33,210 Montana Board of Investments, Resource Recovery Revenue         No Opt. Call         N/R            33,087,123
               Bonds, Yellowstone Energy LP, Series 1993, 7.000%,
               12/31/19 (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
       43,020 Total Montana                                                                                       43,375,164
----------------------------------------------------------------------------------------------------------------------------
              Nevada - 2.4%

        7,565 Clark County, Nevada, Industrial Development Revenue Bonds,   7/06 at 100.00          B-             7,421,189
               Nevada Power Company Project, Series 1995C, 5.500%,
               10/01/30

        5,360 Clark County, Nevada, Industrial Development Revenue Bonds,   7/06 at 100.00          B-             5,394,197
               Nevada Power Company, Series 1995A, 5.600%, 10/01/30
               (Alternative Minimum Tax)

----
43

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
----------------------------------------------------------------------------------------------------------------------------
              Nevada (continued)

$      14,890 Clark County, Nevada, Industrial Development Revenue Bonds,   5/06 at 100.00          B-     $      14,889,702
               Nevada Power Company, Series 1997A, 5.900%, 11/01/32
               (Alternative Minimum Tax)

        4,500 Clark County, Nevada, Industrial Development Revenue Bonds,  12/14 at 100.00         AAA             4,567,320
               Southwest Gas Corporation, Series 2004B, 5.000%,
               12/01/33 - FGIC Insured (Alternative Minimum Tax)

        4,000 Clark County, Nevada, Industrial Development Revenue Bonds,  10/15 at 100.00         AAA             3,959,640
               Southwest Gas Corporation, Series 2005A, 4.850%,
               10/01/35 - AMBAC Insured (Alternative Minimum Tax)

        6,885 Clark County, Nevada, Industrial Development Revenue         10/06 at 100.00          B-             6,841,487
               Refunding Bonds, Nevada Power Company, Series 1995B,
               5.900%, 10/01/30 (Alternative Minimum Tax)

        1,300 Clark County, Nevada, Local Improvement Bonds, Mountain's     8/06 at 103.00         N/R             1,345,071
               Edge Special Improvement District 142, Series 2003,
               6.375%, 8/01/23

          610 Clark County, Nevada, Pollution Control Revenue Bonds,        7/06 at 100.00          B-               592,938
               Nevada Power Company, Series 1995D, 5.450%, 10/01/23

       10,200 Director of Nevada State Department of Business and           1/10 at 102.00         N/R            10,629,828
               Industry, Revenue Bonds, Las Vegas Monorail Project,
               Second Tier, Series 2000, 7.375%, 1/01/40

        9,460 Director of Nevada State Department of Business and          11/14 at 100.00         N/R             9,778,518
               Industry, Revenue Bonds, Las Ventanas Retirement
               Community, Series 2004A, 7.000%, 11/15/34

        4,200 Director of Nevada State Department of Business and          11/14 at 100.00         N/R             4,306,554
               Industry, Revenue Bonds, Las Ventanas Retirement
               Community, Series 2004B, 6.750%, 11/15/23

        1,650 Henderson Local Improvement Districts T-17, Nevada, Limited   3/18 at 100.00         N/R             1,652,079
               Obligation Improvement Bonds, Madeira Canyon Project,
               Series 2005, 5.000%, 9/01/25

        1,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00           A             1,102,430
               2002A, 6.625%, 11/01/17 - ACA Insured

        3,200 Las Vegas, Nevada, Local Improvement Bonds, District 607,    12/16 at 100.00         N/R             3,300,576
               Series 2004, 6.250%, 6/01/24

          445 North Las Vegas, Nevada, Local Improvement Bonds, Aliante     6/06 at 103.00         N/R (3)           459,204
               Special Improvement District 60, Series 2003, 6.400%,
               12/01/22 (Pre-refunded 6/01/06)
----------------------------------------------------------------------------------------------------------------------------
       75,265 Total Nevada                                                                                        76,240,733
----------------------------------------------------------------------------------------------------------------------------
              New Hampshire - 0.1%

        1,500 New Hampshire Health and Education Facilities Authority,     10/11 at 101.00          A+             1,583,295
               Revenue Bonds, Exeter Hospital, Series 2001A, 5.750%,
               10/01/31

          440 New Hampshire Higher Educational and Health Facilities          No Opt. Call          BB               444,404
               Authority, Revenue Bonds, Littleton Hospital Association,
               Series 1998A, 5.450%, 5/01/08

        1,000 New Hampshire Higher Educational and Health Facilities        5/08 at 102.00          BB             1,035,700
               Authority, Revenue Bonds, Littleton Hospital Association,
               Series 1998B, 5.800%, 5/01/18
----------------------------------------------------------------------------------------------------------------------------
        2,940 Total New Hampshire                                                                                  3,063,399
----------------------------------------------------------------------------------------------------------------------------
              New Jersey - 1.9%

        2,750 Bayonne Redevelopment Agency, New Jersey, Revenue Bonds,     11/16 at 100.00        BBB-             2,766,445
               Royal Caribbean Cruises Project, Series 2006A, 5.375%,
               11/01/35 (Alternative Minimum Tax)

        1,000 Camden County Improvement Authority, New Jersey, Revenue      8/14 at 100.00         BBB             1,048,540
               Bonds, Cooper Health System, Series 2004A, 5.750%, 2/15/34

        1,000 New Jersey Economic Development Authority, Economic          11/08 at 101.00         N/R             1,012,370
               Development Revenue Bonds, Glimcher Properties LP, Series
               1998, 6.000%, 11/01/28 (Alternative Minimum Tax)

        2,155 New Jersey Economic Development Authority, Industrial         4/08 at 100.00         Ba3             2,212,603
               Development Revenue Refunding Bonds, Newark Airport
               Marriott Hotel, Series 1996, 7.000%, 10/01/14

        3,290 New Jersey Economic Development Authority, Revenue Bonds,     1/08 at 102.00         BB+             3,125,994
               United Methodist Homes of New Jersey Obligated Group,
               Series 1998, 5.125%, 7/01/25

        7,910 New Jersey Economic Development Authority, School Facility   12/15 at 100.00         AAA             8,552,134
               Construction Bonds, Series 2005K, 5.250%, 12/15/17 - FGIC
               Insured

----
44

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              New Jersey (continued)

              New Jersey Economic Development Authority, Special
              Facilities Revenue Bonds, Continental Airlines Inc., Series
              1999:
$       3,610  6.250%, 9/15/19 (Alternative Minimum Tax)                    9/09 at 101.00           B $       3,561,482
        1,565  6.400%, 9/15/23 (Alternative Minimum Tax)                    9/09 at 101.00           B         1,556,424
       11,290  6.250%, 9/15/29 (Alternative Minimum Tax)                    9/09 at 101.00           B        11,044,894

              New Jersey Economic Development Authority, Special
              Facilities Revenue Bonds, Continental Airlines Inc., Series
              2000:
        1,500  7.200%, 11/15/30 (Alternative Minimum Tax)                  11/10 at 101.00           B         1,535,595
        1,285  7.000%, 11/15/30 (Alternative Minimum Tax)                  11/10 at 101.00           B         1,303,735

        2,000 New Jersey Economic Development Authority, Special            6/13 at 101.00           B         2,217,320
               Facilities Revenue Bonds, Continental Airlines Inc.,
               Series 2003, 9.000%, 6/01/33 (Alternative Minimum Tax)

        1,000 New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00        Baa3         1,028,570
               Revenue Bonds, Children's Specialized Hospital, Series
               2005A, 5.500%, 7/01/30

              Port Authority of New York and New Jersey, Special Project
              Bonds, KIAC Partners, Fourth Series 1996:
        1,000  6.750%, 10/01/11 (Alternative Minimum Tax)                  10/06 at 102.00         N/R         1,020,470

        4,490 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00         BBB         4,730,529
               Tobacco Settlement Asset-Backed Bonds, Series 2002,
               6.125%, 6/01/42

              Tobacco Settlement Financing Corporation, New Jersey,
              Tobacco Settlement Asset-Backed Bonds, Series 2003:
        1,600  6.375%, 6/01/32                                              6/13 at 100.00         BBB         1,734,384
        5,220  6.750%, 6/01/39                                              6/13 at 100.00         BBB         5,797,280
        3,410  7.000%, 6/01/41                                              6/13 at 100.00         BBB         3,861,689
        1,255  6.250%, 6/01/43                                              6/13 at 100.00         BBB         1,353,455
------------------------------------------------------------------------------------------------------------------------
       57,330 Total New Jersey                                                                                59,463,913
------------------------------------------------------------------------------------------------------------------------
              New Mexico - 0.5%

              Cabezon Public Improvement District, Rio Rancho, New
              Mexico, Special Levy Revenue Bonds, Series 2005:
        1,505  6.000%, 9/01/24                                              9/15 at 102.00         N/R         1,529,005
        1,490  6.300%, 9/01/34                                              9/15 at 102.00         N/R         1,512,156

       12,500 Farmington, New Mexico, Pollution Control Revenue Bonds,      4/16 at 101.00         BBB        12,315,125
               Public Service Company of New Mexico -  San Juan Project,
               Series 2003A, 4.875%, 4/01/33

        1,000 Farmington, New Mexico, Pollution Control Revenue Bonds,      4/16 at 101.00         BBB           985,210
               Public Service Company of New Mexico -  San Juan Project,
               Series 2003B, 4.875%, 4/01/33
------------------------------------------------------------------------------------------------------------------------
       16,495 Total New Mexico                                                                                16,341,496
------------------------------------------------------------------------------------------------------------------------
              New York - 5.1%

          500 Cattaraugus County Industrial Development Agency, New York,   5/16 at 100.00        BBB-           500,500
               Revenue Bonds, St. Bonaventure University, Series 2006,
               5.100%, 5/01/31 (WI/DD, Settling 5/04/06)

              Dormitory Authority of the State of New York, Revenue
              Bonds, Lenox Hill Hospital Obligated Group,
              Series 2001:
        1,000  5.500%, 7/01/11                                                No Opt. Call         Ba2         1,020,420
        1,785  5.750%, 7/01/12                                              7/11 at 101.00         Ba2         1,845,654
        1,550  5.750%, 7/01/13                                              7/11 at 101.00         Ba2         1,589,060
        2,205  5.750%, 7/01/15                                              7/11 at 101.00         Ba2         2,248,350
          250  5.750%, 7/01/16                                              7/11 at 101.00         Ba2           254,260
        2,795  5.375%, 7/01/20                                              7/11 at 101.00         Ba2         2,727,137
       16,215  5.500%, 7/01/30                                              7/11 at 101.00         Ba2        15,884,538

          500 Dormitory Authority of the State of New York, Revenue         7/09 at 101.00          AA           534,755
               Bonds, Marymount Manhattan College, Series 1999, 6.125%,
               7/01/21 - RAAI Insured

        7,665 Dormitory Authority of the State of New York, Revenue         7/08 at 100.00         Ba1         7,749,545
               Bonds, Mount Sinai NYU Health Obligated Group, Series
               2000A, 5.500%, 7/01/26

              Dormitory Authority of the State of New York, Revenue
              Bonds, Mount Sinai NYU Health, Series 2000C:
        4,000  5.000%, 7/01/13                                              7/08 at 100.00         Ba1         4,027,960
        2,625  5.500%, 7/01/26                                              7/08 at 100.00         Ba1         2,653,954

----
45

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              New York (continued)

              Dormitory Authority of the State of New York, Revenue
              Bonds, Nyack Hospital, Series 1996:
$         445  6.000%, 7/01/06                                                No Opt. Call          B2 $         444,791
        3,050  6.250%, 7/01/13                                              7/06 at 102.00          B2         3,000,316

       62,000 Erie County Tobacco Asset Securitization Corporation, New       6/15 at 7.17         N/R         2,071,420
               York, Settlement Backed Bonds, 3rd Subordinate Series
               2005D, 0.000%, 6/01/55

        5,000 Liberty Development Corporation, New York, Goldman Sachs        No Opt. Call         Aa3         5,406,400
               Headquarter Revenue Bonds, Series 2005, 5.250%, 10/01/35

       13,900 New York City Industrial Development Agency, New York,        8/16 at 101.00          B-        15,299,035
               American Airlines-JFK International Airport Special
               Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31
               (Alternative Minimum Tax)

        1,305 New York City Industrial Development Agency, New York,        7/12 at 100.00          B2         1,321,430
               Civic Facility Revenue Bonds, Staten Island University
               Hospital, Series 2001A, 6.375%, 7/01/31

        1,315 New York City Industrial Development Agency, New York,        7/12 at 100.00          B2         1,331,556
               Civic Facility Revenue Bonds, Staten Island University
               Hospital, Series 2001B, 6.375%, 7/01/31

        1,075 New York City Industrial Development Agency, New York,        7/12 at 101.00          B2         1,094,673
               Civic Facility Revenue Bonds, Staten Island University
               Hospital, Series 2002C, 6.450%, 7/01/32

              New York City Industrial Development Agency, New York,
              Liberty Revenue Bonds, 7 World Trade Center, Series 2005A:
       20,110  6.250%, 3/01/15                                              3/09 at 103.00         N/R        21,125,354
       19,000  6.500%, 3/01/35                                              3/09 at 103.00         N/R        20,047,470

        9,000 New York City Industrial Development Agency, New York,        3/09 at 103.00         N/R         9,626,400
               Liberty Revenue Bonds, 7 World Trade Center, Series 2005B,
               6.750%, 3/01/15

        6,500 New York City Industrial Development Agency, New York,        9/15 at 100.00        BBB-         6,528,470
               Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005,
               5.000%, 9/01/35

        1,650 New York City Industrial Development Agency, New York,        8/07 at 102.00         CCC         1,351,763
               Special Facilities Revenue Bonds, American Airlines Inc.,
               Series 1990, 5.400%, 7/01/20 (Alternative Minimum Tax)

        1,700 New York City Industrial Development Agency, New York,        8/06 at 100.00         CCC         1,584,842
               Special Facilities Revenue Bonds, American Airlines Inc.,
               Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax)

        5,000 New York City, New York, General Obligation Bonds, Fiscal     6/15 at 100.00          A+         5,133,950
               Series 2005O, 5.000%, 6/01/24

        1,250 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3         1,309,013
               Solid Waste Disposal Facility Revenue Bonds, American
               Ref-Fuel Company of Niagara LP, Series 2001A, 5.450%,
               11/15/26 (Mandatory put 11/15/12) (Alternative Minimum Tax)

        1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3         1,571,355
               Solid Waste Disposal Facility Revenue Bonds, American
               Ref-Fuel Company of Niagara LP, Series 2001C, 5.625%,
               11/15/24 (Mandatory put 11/15/14) (Alternative Minimum Tax)

        1,850 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3         1,937,690
               Solid Waste Disposal Facility Revenue Refunding Bonds,
               American Ref-Fuel Company of Niagara LP, Series 2001B,
               5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative
               Minimum Tax)

        1,070 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3         1,113,988
               Solid Waste Disposal Facility Revenue Refunding Bonds,
               American Ref-Fuel Company of Niagara LP, Series
               2001D, 5.550%, 11/15/24 (Mandatory put 11/15/15)

        2,690 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00         N/R         2,733,901
              Bonds, KIAC Partners, Fourth Series 1996:
               6.750%, 10/01/19 (Alternative Minimum Tax)

          100 Suffolk County Industrial Development Agency, New York,       1/09 at 101.00         N/R            92,437
               Revenue Bonds, Nissequogue Cogeneration Partners Facility,
               Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)

              TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series
              2006:
        2,500  5.000%, 6/01/26                                              6/16 at 100.00         BBB         2,457,875
        5,680  5.125%, 6/01/42                                              6/16 at 100.00         BBB         5,542,885

        5,000 Westchester Tobacco Asset Securitization Corporation, New     6/15 at 100.00         BBB         4,860,050
               York, Tobacco Settlement Asset-Backed Refunding Bonds,
               Series 2005, 5.125%, 6/01/45

        1,000 Yonkers Industrial Development Agency, New York, Revenue      3/08 at 102.00         N/R           995,510
               Bonds, St. Joseph's Hospital - Yonkers Project, Series
               1998A, 6.150%, 3/01/15

----
46

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              New York (continued)

              Yonkers Industrial Development Agency, New York, Revenue
              Bonds, St. Joseph's Hospital - Yonkers Project, Series
              1998C:
$       1,500  6.150%, 3/01/15                                              3/08 at 102.00         N/R $       1,493,265
        1,600  6.200%, 3/01/20                                              3/08 at 102.00         N/R         1,591,552
------------------------------------------------------------------------------------------------------------------------
      217,880 Total New York                                                                                 162,103,524
------------------------------------------------------------------------------------------------------------------------
              North Carolina - 1.3%

       25,000 Charlotte-Mecklenburg Hospital Authority, North Carolina,     1/15 at 100.00          AA        25,239,000
               Healthcare System Revenue Bonds, DBA Carolinas Healthcare
               System, Series 2005A, 5.000%, 1/15/45

        6,845 Gaston County Industrial Facilities and Pollution Control     8/15 at 100.00         N/R         7,171,233
               Financing Authority, North Carolina, National Gypsum
               Company Project Exempt Facilities Revenue Bonds, Series
               2005, 5.750%, 8/01/35 (Alternative Minimum Tax)

        5,500 North Carolina Capital Facilities Finance Agency, Solid       7/12 at 106.00         N/R         5,596,030
               Waste Facilities Revenue Bonds, Liberty Tire Services of
               North Carolina LLC, Series 2004A, 6.750%, 7/01/29

        2,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call         AAA         2,345,780
               Revenue Refunding Bonds, Series 1993B, 6.000%,
               1/01/22 - FGIC Insured

              North Carolina Medical Care Commission, Revenue Bonds,
              United Methodist Retirement Homes Inc., Series 2005C:
          750  5.250%, 10/01/24                                            10/15 at 100.00         N/R           763,928
        1,600  5.500%, 10/01/32                                            10/15 at 100.00         N/R         1,630,208
------------------------------------------------------------------------------------------------------------------------
       41,695 Total North Carolina                                                                            42,746,179
------------------------------------------------------------------------------------------------------------------------
              North Dakota - 0.1%

              Fort Yates Public School District 4 Building Authority,
              North Dakota, Lease Revenue Bonds, Series 2005:
        1,705  5.000%, 7/15/20 - ACA Insured                                7/15 at 100.00           A         1,760,157
        2,410  5.000%, 7/15/24 - ACA Insured                                7/15 at 100.00           A         2,455,260

          430 Oakes, North Dakota, Industrial Development Revenue Bonds,    2/08 at 100.00         N/R           430,774
               Omniquip International Inc. Project, Series 1999, 5.800%,
               2/01/14 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
        4,545 Total North Dakota                                                                               4,646,191
------------------------------------------------------------------------------------------------------------------------
              Ohio - 2.7%

              Belmont County, Ohio, Revenue Bonds, Ohio Valley Health
              Services and Education Corporation, Series 1998:
          500  5.700%, 1/01/13                                              1/08 at 102.00           B           479,865
        1,270  5.800%, 1/01/18                                              1/08 at 102.00           B         1,193,952

        1,875 Cleveland-Cuyahoga County Port Authority, Ohio, Development   5/14 at 102.00         N/R         1,902,000
               Revenue Bonds, Bond Fund Program -  Garfield Heights
               Project, Series 2004D, 5.250%, 5/15/23

       12,415 Coshocton County, Ohio, Environmental Revenue Bonds,            No Opt. Call        CCC+        11,708,959
               Smurfit-Stone Container Corporation, Series 2005, 5.125%,
               8/01/13

        1,030 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,     2/08 at 102.00         AAA         1,076,299
               Emery Air Freight Corporation and Emery Worldwide Airlines
               Inc. - Guarantors, Series 1998A, 5.625%, 2/01/18

        1,465 Lake Local School District, Stark County, Ohio, General       6/15 at 100.00         AAA         1,534,133
               Obligation Bonds, Series 2005, 5.000%, 12/01/20 - FSA
               Insured

        2,350 Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General      No Opt. Call           B         2,193,138
               Motors Corporation, Series 1994, 6.750%, 7/01/14
               (Alternative Minimum Tax)

           25 Moraine, Ohio, Solid Waste Disposal Revenue Bonds, General      No Opt. Call           B            19,478
               Motors Corporation, Series 1999, 5.650%, 7/01/24
               (Alternative Minimum Tax)

        4,200 Ohio Water Development Authority, Solid Waste Disposal        9/08 at 102.00         N/R         4,233,474
               Revenue Bonds, Bay Shore Power, Series 1998A, 5.875%,
               9/01/20 (Alternative Minimum Tax)

        2,300 Ohio Water Development Authority, Solid Waste Disposal        9/09 at 102.00         N/R         2,376,659
               Revenue Bonds, Bay Shore Power, Series 1998B, 6.625%,
               9/01/20 (Alternative Minimum Tax)

          315 Ohio, Environmental Facilities Revenue Bonds, Ford Motor      9/09 at 101.00         Ba1           281,131
               Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum
               Tax)

----
47

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Ohio (continued)

$       5,955 Ohio, Environmental Facilities Revenue Bonds, Ford Motor      6/10 at 101.00         Ba1 $       5,449,778
               Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum
               Tax)

       24,470 Ohio, Environmental Facilities Revenue Bonds, Ford Motor      4/15 at 100.00         Ba1        21,030,986
               Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum
               Tax)

        5,000 Ohio, Pollution Control Revenue Bonds, General Motors           No Opt. Call           B         4,322,600
               Corporation, Series 2002, 5.625%, 3/01/15

        2,755 Ohio, Solid Waste Revenue Bonds, General Motors              12/12 at 101.00           B         2,236,895
               Corporation, Series 2002, 6.300%, 12/01/32 (Alternative
               Minimum Tax)

       11,000 Port Authority of Columbiana County, Ohio, Solid Waste        8/12 at 106.00         N/R        11,096,360
               Facility Revenue Bonds, APEX Environmental LLC, Series
               2004A, 7.250%, 8/01/34 (Alternative Minimum Tax)

        8,900 Port Authority of Columbiana County, Ohio, Solid Waste        8/12 at 106.00         N/R         9,005,732
               Facility Revenue Bonds, Liberty Waste Transportation LLC,
               Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)

          500 Port of Greater Cincinnati Development Authority, Ohio,      10/16 at 100.00         N/R           507,495
               Economic Development Revenue Bonds, Sisters of Mercy of
               the Americas, Series 2006, 5.000%, 10/01/25

        2,500 Summit County Port Authority, Ohio, Development Revenue       5/14 at 102.00         N/R         2,526,200
               Bonds, Garfield Heights Inc. Project, Series 2004A,
               5.250%, 5/15/23

        1,025 Toledo-Lucas County Port Authority, Ohio, Port Revenue          No Opt. Call          A+         1,026,384
               Bonds, Cargill Inc., Series 2004B, 4.500%, 12/01/15

        1,275 Trumbull County, Ohio, Sewerage Disposal Revenue Bonds,         No Opt. Call           B         1,175,486
               General Motors Corporation, Series 1994, 6.750%, 7/01/14
               (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       91,125 Total Ohio                                                                                      85,377,004
------------------------------------------------------------------------------------------------------------------------
              Oklahoma - 1.5%

        1,560 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00         AAA         1,689,324
               Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.500%,
               11/01/19 - XLCA Insured

          700 Haskell County Public Finance Authority, Oklahoma, Sales      4/16 at 100.00         Aa3           723,772
               Tax Revenue Bonds, Series 2006, 5.250%, 4/01/31 - RAAI
               Insured

              Norman Regional Hospital Authority, Oklahoma, Hospital
              Revenue Bonds, Series 2005:
        2,000  5.375%, 9/01/29                                              9/16 at 100.00        BBB-         2,006,940
        6,710  5.375%, 9/01/36                                              9/16 at 100.00        BBB-         6,725,299

        6,800 Okeene Municipal Hospital and Schallmo Authority, Oklahoma,   1/16 at 101.00         N/R         6,699,360
               Revenue Bonds, Series 2006, 7.000%, 1/01/35

              Oklahoma Development Finance Authority, Revenue Refunding
              Bonds, Hillcrest Healthcare System,
              Series 1999A:
        1,250  5.125%, 8/15/10 (Pre-refunded 8/15/09)                       8/09 at 101.00         AAA         1,310,850
        1,000  5.750%, 8/15/12 (Pre-refunded 8/15/09)                       8/09 at 101.00         AAA         1,067,860
          815  5.750%, 8/15/13 (Pre-refunded 8/15/09)                       8/09 at 101.00         AAA           870,306
        1,000  5.750%, 8/15/15 (Pre-refunded 8/15/09)                       8/09 at 101.00         AAA         1,067,860
        1,730  5.625%, 8/15/19 (Pre-refunded 8/15/09)                       8/09 at 101.00         AAA         1,840,772
        6,020  5.625%, 8/15/29 (Pre-refunded 8/15/09)                       8/09 at 101.00         AAA         6,405,461

              Stillwater Medical Center Authority, Oklahoma, Hospital
              Revenue Bonds, Series 2005:
        1,100  5.250%, 5/15/16                                              5/14 at 100.00        Baa1         1,127,082
          610  5.000%, 5/15/18                                              5/14 at 100.00        Baa1           611,909
          450  5.000%, 5/15/19                                              5/14 at 100.00        Baa1           450,725

          675 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,       6/06 at 100.00          B-           675,344
               American Airlines Inc., Series 1992, 7.350%, 12/01/11

        9,135 Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds,       6/06 at 101.00          B-         8,951,112
               American Airlines Inc., Series 1995, 6.250%, 6/01/20

           25 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding    6/09 at 100.00          B-            25,006
               Bonds, American Airlines Inc., Series 2000B, 6.000%,
               6/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)

        1,305 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00          B-         1,284,003
               Bonds, American Airlines Inc., Series 2001B, 5.650%,
               12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)

----
48

    Principal                                                                   Optional Call
 Amount (000)    Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------------
                 Oklahoma (continued)

$       5,000    Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding      No Opt. Call          B- $       5,395,850
                  Bonds, American Airlines Inc., Series 2004A, 7.750%,
                  6/01/35 (Mandatory put 12/01/14)
------------------------------------------------------------------------------------------------------------------------------
       47,885    Total Oklahoma                                                                                  48,928,835
------------------------------------------------------------------------------------------------------------------------------
                 Oregon - 0.1%

          645    Oregon Health, Housing, Educational and Cultural Facilities  10/06 at 100.00         N/R           446,437
                  Authority, Revenue Bonds, Oregon Coast Aquarium Project,
                  Series 2005A, 5.350%, 10/01/31

        2,390    Oregon, Economic Development Revenue Bonds, Georgia Pacific   8/06 at 100.00           B         2,411,104
                  Corp., Series 1995CLVII, 6.350%, 8/01/25 (Alternative
                  Minimum Tax) (7)

        1,695    Oregon, Economic Development Revenue Refunding Bonds,        12/07 at 102.00          B2         1,681,474
                  Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25
------------------------------------------------------------------------------------------------------------------------------
        4,730    Total Oregon                                                                                     4,539,015
------------------------------------------------------------------------------------------------------------------------------
                 Pennsylvania - 4.5%

        2,600    Allegheny County Higher Education Building Authority,         2/16 at 100.00        Baa3         2,550,418
                  Pennsylvania, Revenue Bonds, Robert Morris University,
                  Series 2006A, 4.750%, 2/15/26

        2,335    Allegheny County Hospital Development Authority,              4/15 at 100.00        Baa2         2,308,171
                  Pennsylvania, Revenue Bonds, Ohio Valley General Hospital,
                  Series 2005A, 5.000%, 4/01/25

                 Allegheny County Hospital Development Authority,
                 Pennsylvania, Revenue Bonds, West Penn Allegheny Health
                 System, Series 2000B:
          415     9.250%, 11/15/15                                            11/10 at 102.00         Ba3           495,937
        3,400     9.250%, 11/15/22                                            11/10 at 102.00         Ba3         4,050,794
        8,075     9.250%, 11/15/30                                            11/10 at 102.00         Ba3         9,613,288

        6,250    Allegheny County Industrial Development Authority,              No Opt. Call          BB         6,482,313
                  Pennsylvania, Revenue Bonds, United States Steel
                  Corporation, Series 2005, 5.500%, 11/01/16

        2,750    Allegheny County Redevelopment Authority, Pennsylvania, TIF     No Opt. Call         N/R         2,883,485
                  Revenue Bonds, Pittsburg Mills Project, Series 2004,
                  5.600%, 7/01/23

        8,750    Allentown Area Hospital Authority, Pennsylvania, Revenue        No Opt. Call         BB+         8,913,975
                  Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16

        4,130    Bradford County Industrial Development Authority,             3/15 at 100.00         BBB         4,045,913
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005A, 4.700%, 3/01/19
                  (Alternative Minimum Tax)

        1,000    Bradford County Industrial Development Authority,            12/15 at 100.00         BBB         1,000,770
                  Pennsylvania, Solid Waste Disposal Revenue Bonds,
                  International Paper Company, Series 2005B, 5.200%,
                  12/01/19 (Alternative Minimum Tax)

        3,165    Carbon County Industrial Development Authority,                 No Opt. Call        BBB-         3,331,099
                  Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                  Panther Creek Partners Project, Series 2000, 6.650%,
                  5/01/10 (Alternative Minimum Tax)

           25    Chester County Health and Education Facilities Authority,    10/08 at 102.00         BB+            25,058
                  Pennsylvania, College Revenue Bonds, Immaculata College,
                  Series 1998, 5.625%, 10/15/27

                 Chester County Health and Education Facilities Authority,
                 Pennsylvania, Revenue Bonds, Immaculata University, Series
                 2005:
        2,875     5.125%, 10/15/15                                               No Opt. Call         N/R         2,838,919
        4,925     5.500%, 10/15/25                                            10/15 at 102.00         N/R         4,887,127
       12,180     5.750%, 10/15/37                                            10/15 at 102.00         N/R        12,170,865

        1,500    Cumberland County Municipal Authority, Pennsylvania,          1/13 at 101.00         N/R         1,635,630
                  Retirement Community Revenue Bonds, Wesley Affiliated
                  Services Inc., Series 2002A, 7.125%, 1/01/25

                 Delaware County Industrial Development Authority,
                 Pennsylvania, Resource Recovery Revenue Refunding Bonds,
                 Series 1997A:
        7,000     6.100%, 7/01/13                                              1/08 at 102.00         BB+         7,307,720
          100     6.200%, 7/01/19                                              1/08 at 102.00         BB+           102,742

                 Fulton County, Pennsylvania, Industrial Development
                 Authority Hospital Revenue Bonds, Fulton County Medical
                 Center Project, Series 2006:
        3,000     5.875%, 7/01/31                                              7/16 at 100.00         N/R         3,006,300
        1,340     5.900%, 7/01/40                                              7/16 at 100.00         N/R         1,343,323

----
49

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                  Optional Call
 Amount (000)   Description                                                   Provisions (1) Ratings (2)             Value
----------------------------------------------------------------------------------------------------------------------------
                Pennsylvania (continued)

$         500   Lebanon County Health Facilities Authority, Pennsylvania,    12/14 at 100.00         N/R $         491,410
                 Health Center Revenue Bonds, Pleasant View Retirement
                 Community, Series 2005A, 5.300%, 12/15/26

        2,490   New Morgan Industrial Development Authority, Pennsylvania,   10/06 at 100.00         BB-         2,469,258
                 Solid Waste Disposal Revenue Bonds, New Morgan Landfill
                 Company Inc., Series 1994, 6.500%, 4/01/19 (Alternative
                 Minimum Tax)

          555   Northumberland County Industrial Development Authority,       2/13 at 102.00         N/R           571,706
                 Pennsylvania, Facility Revenue Bonds, NHS Youth Services
                 Inc., Series 2002, 7.500%, 2/15/29

        2,000   Pennsylvania Economic Development Financing Authority,        4/09 at 102.00         N/R         2,124,560
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Series 1997A, 6.250%, 11/01/27 (Alternative Minimum Tax)

          750   Pennsylvania Economic Development Financing Authority,       11/08 at 102.00         N/R           790,298
                 Exempt Facilities Revenue Bonds, National Gypsum Company,
                 Series 1997B, 6.125%, 11/01/27 (Alternative Minimum Tax)

                Pennsylvania Economic Development Financing Authority,
                Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                Series 2001A:
        1,250    6.750%, 12/01/36 (Alternative Minimum Tax)                  12/09 at 103.00          B2         1,331,963
       12,000    6.750%, 12/01/36 (Alternative Minimum Tax)                  12/09 at 103.00          B2        12,786,840

        7,425   Pennsylvania Economic Development Financing Authority,       12/09 at 103.00          B2         7,911,857
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2002A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        3,300   Pennsylvania Economic Development Financing Authority,       12/09 at 103.00          B2         3,516,381
                 Exempt Facilities Revenue Bonds, Reliant Energy Inc.,
                 Series 2003A, 6.750%, 12/01/36 (Alternative Minimum Tax)

        1,000   Pennsylvania Economic Development Financing Authority,        6/12 at 102.00           A         1,065,800
                 Revenue Bonds, Amtrak 30th Street Station Parking Garage,
                 Series 2002, 5.800%, 6/01/23 - ACA Insured (Alternative
                 Minimum Tax)

                Pennsylvania Economic Development Financing Authority,
                Revenue Bonds, Northwestern Human
                Services Inc., Series 1998A:
          580    5.250%, 6/01/09                                              6/08 at 100.00         BB+           579,368
        2,000    5.250%, 6/01/14                                              6/08 at 100.00         BB+         1,975,280
          200    5.125%, 6/01/18                                              6/08 at 100.00         BB+           192,746

                Pennsylvania Economic Development Financing Authority,
                Senior Lien Resource Recovery Revenue Bonds, Northampton
                Generating Project, Series 1994A:
        1,400    6.400%, 1/01/09 (Alternative Minimum Tax)                    7/06 at 100.00          BB         1,399,832
        1,000    6.500%, 1/01/13 (Alternative Minimum Tax)                    7/06 at 100.00          BB           999,880
        1,500    6.600%, 1/01/19 (Alternative Minimum Tax)                    7/06 at 100.00          B+         1,505,550

        3,400   Pennsylvania Economic Development Financing Authority,          No Opt. Call         N/R         3,366,612
                 Subordinate Resource Recovery Revenue Bonds, Colver
                 Project, Series 2005G, 5.125%, 12/01/15 (Alternative
                 Minimum Tax)

          195   Pennsylvania Higher Educational Facilities Authority,         9/06 at 100.00         Ba3           195,269
                 Revenue Bonds, Allegheny General Hospital, Series 1991A,
                 7.125%, 9/01/07

        1,000   Philadelphia Authority for Industrial Development,            5/15 at 102.00        Baa2         1,005,270
                 Pennsylvania, Multifamily Housing Revenue Bonds,
                 Presbyterian Homes Germantown - Morrisville Project,
                 Series 2005A, 5.625%, 7/01/35

        5,580   Philadelphia Authority for Industrial Development,            1/13 at 102.00        BBB-         5,457,296
                 Pennsylvania, Revenue Bonds, Leadership Learning Partners,
                 Series 2005A, 5.375%, 7/01/36

                Philadelphia Authority for Industrial Development,
                Pennsylvania, Revenue Bonds, Richard Allen Prepatory
                Charter School, Series 2006:
        1,125    5.800%, 5/01/16                                                No Opt. Call         BB+         1,124,573
        1,380    6.050%, 5/01/23                                              5/16 at 100.00         BB+         1,376,067
          985    6.250%, 5/01/33                                              5/16 at 100.00         BB+           980,538

        4,120   Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          8/14 at 100.00         AAA         4,330,697
                 Eighteenth Series 2004, 5.000%, 8/01/15 - AMBAC Insured

                Philadelphia Gas Works, Pennsylvania, Revenue Bonds,
                General Ordinance, Fifth Series 2004A-1:
        3,315    5.000%, 9/01/15 - FSA Insured                                9/14 at 100.00         AAA         3,485,059
        3,005    5.000%, 9/01/16 - FSA Insured                                9/14 at 100.00         AAA         3,144,973
----------------------------------------------------------------------------------------------------------------------------
      137,870   Total Pennsylvania                                                                             143,172,930
----------------------------------------------------------------------------------------------------------------------------

----
50

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
----------------------------------------------------------------------------------------------------------------------------
              Puerto Rico - 0.4%

$       6,500 Puerto Rico Electric Power Authority, Power Revenue             No Opt. Call         AAA     $       7,090,135
               Refunding Bonds, Series 2002JJ, 5.375%, 7/01/16 - XLCA
               Insured

        1,700 Puerto Rico Industrial, Tourist, Educational, Medical and     6/10 at 101.00        Baa3             1,857,913
               Environmental Control Facilities Financing Authority,
               Co-Generation Facility Revenue Bonds, Series 2000A,
               6.625%, 6/01/26 (Alternative Minimum Tax)

          125 Puerto Rico Industrial, Tourist, Educational, Medical and     6/06 at 102.00         CCC               112,688
               Environmental Control Facilities Financing Authority,
               Revenue Bonds, American Airlines Inc., Series 1985A,
               6.450%, 12/01/25

        1,360 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 100.00         CCC             1,214,902
               Bonds, American Airlines Inc., Series 1993A, 6.300%,
               6/01/23 (Alternative Minimum Tax)

        1,670 Puerto Rico Ports Authority, Special Facilities Revenue       6/06 at 102.00         CCC             1,467,613
               Bonds, American Airlines Inc., Series 1996A, 6.250%,
               6/01/26 (Alternative Minimum Tax)

       60,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement      5/15 at 6.09         N/R             2,002,200
               Asset-Backed Bonds, Series 2005B, 0.000%, 5/15/55
----------------------------------------------------------------------------------------------------------------------------
       71,355 Total Puerto Rico                                                                                   13,745,451
----------------------------------------------------------------------------------------------------------------------------
              Rhode Island - 0.5%

              Central Falls Detention Facility Corporation, Rhode Island,
              Detention Facility Revenue Bonds, Series 2005:
        1,180  6.750%, 1/15/13                                                No Opt. Call         N/R             1,218,645
       10,500  7.250%, 7/15/35                                              7/15 at 103.00         N/R            11,489,940

        3,025 Rhode Island Housing and Mortgage Finance Corporation,       10/14 at 100.00         AA+             2,917,189
               Homeownership Opportunity Bond Program, Series 50A,
               4.650%, 10/01/34

        1,500 Tiverton, Rhode Island, Special Obligation Tax Increment      5/12 at 102.00         N/R             1,620,120
               Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%,
               5/01/22
----------------------------------------------------------------------------------------------------------------------------
       16,205 Total Rhode Island                                                                                  17,245,894
----------------------------------------------------------------------------------------------------------------------------
              South Carolina - 1.0%

        1,280 Georgetown County, South Carolina, Pollution Control            No Opt. Call         BBB             1,318,464
               Facilities Revenue Bonds, International Paper Company
               Project Refunding, Series 1999A, 5.125%, 2/01/12

        4,650 Lancaster County, South Carolina, Special Assessment         12/15 at 100.00         N/R             4,657,301
               Revenue Bonds, Sun City Carolina Lakes Improvement
               District, Series 2006, 5.450%, 12/01/37

        3,550 Lancaster County, South Carolina, Special Source Revenue      5/16 at 101.00         N/R             2,925,200
               Bonds, Bailes Ridge Project, Series 2006, 0.000%, 5/01/20

          850 Richland County, South Carolina, Environmental Improvement    4/13 at 101.00         BBB               916,938
               Revenue Refunding Bonds, International Paper Company,
               Series 2003A, 6.100%, 4/01/23 (Alternative Minimum Tax)

              South Carolina JOBS Economic Development Authority,
              Hospital Facilities Revenue Bonds, Palmetto Health
              Alliance, Series 2003A:
           70  6.125%, 8/01/23                                              8/13 at 100.00        BBB+                76,496
          765  6.250%, 8/01/31                                              8/13 at 100.00        BBB+               838,371

              South Carolina JOBS Economic Development Authority,
              Hospital Refunding and Improvement Revenue Bonds, Palmetto
              Health Alliance, Series 2003C:
            5  6.000%, 8/01/20                                              8/13 at 100.00        BBB+                 5,452
          220  6.875%, 8/01/27                                              8/13 at 100.00        BBB+               251,810
           30  6.375%, 8/01/34                                              8/13 at 100.00        BBB+                33,320

              South Carolina JOBS Economic Development Authority,
              Hospital Refunding and Improvement Revenue Bonds, Palmetto
              Health Alliance, Series 2003C:
           20  6.000%, 8/01/20 (Pre-refunded 8/01/13)                       8/13 at 100.00        BBB+ (3)            22,406
        1,780  6.875%, 8/01/27 (Pre-refunded 8/01/13)                       8/13 at 100.00        BBB+ (3)         2,088,705
          230  6.375%, 8/01/34 (Pre-refunded 8/01/13)                       8/13 at 100.00        BBB+ (3)           263,042

              Tobacco Settlement Revenue Management Authority, South
              Carolina, Tobacco Settlement Asset-Backed Bonds, Series
              2001B:
        1,575  6.000%, 5/15/22                                              5/11 at 101.00         BBB             1,650,002
        8,370  6.375%, 5/15/28                                              5/11 at 101.00         BBB             8,944,684
        6,460  6.375%, 5/15/30                                                No Opt. Call         BBB             7,185,587
----------------------------------------------------------------------------------------------------------------------------
       29,855 Total South Carolina                                                                                31,177,778
----------------------------------------------------------------------------------------------------------------------------

----
51

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                   Optional Call
 Amount (000)    Description                                                   Provisions (1) Ratings (2)             Value
---------------------------------------------------------------------------------------------------------------------------
                 Tennessee - 1.1%

                 Knox County Health, Educational and Housing Facilities
                 Board, Tennessee, Hospital Revenue Bonds, Baptist Health
                 System of East Tennessee Inc., Series 2002:
$       2,550     6.375%, 4/15/22                                              4/12 at 101.00        Baa3 $       2,690,378
       16,945     6.500%, 4/15/31                                              4/12 at 101.00        Baa3        17,928,996

       11,580    Maury County Industrial Development Board, Tennessee,         9/06 at 100.00           B        10,153,344
                  Multi-Modal Interchangeable Rate Pollution Control Revenue
                  Refunding Bonds, Saturn Corporation, Series 1994, 6.500%,
                  9/01/24

        3,550    McMinn County Industrial Development Board, Tennessee,        9/06 at 100.00          B+         3,556,355
                  Pollution Control Facilities Revenue Bonds, Bowater
                  Inc. - Calhoun Newsprint Company Project, Series 1991,
                  7.625%, 3/01/16 (Alternative Minimum Tax)

          500    McMinn County Industrial Development Board, Tennessee,        6/06 at 100.00          B+           501,400
                  Solid Waste Recycling Facilities Revenue Bonds, Bowater
                  Inc. - Calhoun Newsprint Company Project, Series 1992,
                  7.400%, 12/01/22 (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
       35,125    Total Tennessee                                                                                 34,830,473
---------------------------------------------------------------------------------------------------------------------------
                 Texas - 4.2%

        1,500    Abilene Health Facilities Development Corporation, Texas,    11/13 at 101.00         N/R         1,621,305
                  Retirement Facility Revenue Bonds, Sears Methodist
                  Retirement System, Series 2003A, 7.000%, 11/15/33

        3,415    Alliance Airport Authority, Texas, Special Facilities         6/06 at 100.00         CCC         3,312,038
                  Revenue Bonds, American Airlines Inc., Series 1990,
                  7.500%, 12/01/29 (Alternative Minimum Tax)

        3,000    Alliance Airport Authority, Texas, Special Facilities         4/16 at 100.00         BBB         2,975,670
                  Revenue Bonds, FedEx Project, Series 2006, 4.850%, 4/01/21
                  (WI/DD, Settling 5/11/06) (Alternative Minimum Tax)

          200    Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00        Baa2           234,098
                  Bonds, TXU Electric Company Project, Series 1999A, 7.700%,
                  4/01/33 (Alternative Minimum Tax)

          715    Brazos River Authority, Texas, Pollution Control Revenue     10/13 at 101.00        Baa2           805,119
                  Bonds, TXU Energy Company LLC Project, Series 2003C,
                  6.750%, 10/01/38 (Alternative Minimum Tax)

        8,000    Brazos River Authority, Texas, Pollution Control Revenue      3/11 at 100.00        Baa2         7,957,600
                  Bonds, TXU Energy Company LLC Project, Series 2006,
                  5.000%, 3/01/41 (Alternative Minimum Tax)

        1,550    Brazos River Authority, Texas, Pollution Control Revenue      4/13 at 101.00        Baa2         1,814,260
                  Refunding Bonds, TXU Electric Company, Series 1999C,
                  7.700%, 3/01/32 (Alternative Minimum Tax)

        4,240    Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call        Baa2         4,496,223
                  Refunding Bonds, TXU Electric Company, Series 2001C,
                  5.750%, 5/01/36 (Mandatory put 11/01/11) (Alternative
                  Minimum Tax)

        1,500    Brazos River Authority, Texas, Pollution Control Revenue        No Opt. Call        Baa2         1,675,500
                  Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                  6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative
                  Minimum Tax)

          195    Brazos River Authority, Texas, Revenue Bonds, Reliant         4/09 at 101.00        BBB-           201,386
                  Energy Inc., Series 1999A, 5.375%, 4/01/19

          500    Brazos River Authority, Texas, Revenue Bonds, Reliant        12/08 at 102.00        BBB-           542,285
                  Energy Inc., Series 1999B, 7.750%, 12/01/18

        1,780    Cass County Industrial Development Corporation, Texas,        3/15 at 100.00         BBB         1,718,020
                  Environmental Improvement Revenue Bonds, International
                  Paper Company, Series 2005, 4.800%, 3/01/25

        7,325    Dallas-Ft. Worth International Airport Facility Improvement   5/06 at 100.00         CCC         6,827,413
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 1992, 7.250%, 11/01/30 (Alternative Minimum Tax)

        4,505    Dallas-Ft. Worth International Airport Facility Improvement  11/07 at 100.00         CCC         4,013,144
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 1995, 6.000%, 11/01/14

        1,000    Dallas-Ft. Worth International Airport Facility Improvement  11/09 at 101.00         CCC           839,130
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 1999, 6.375%, 5/01/35 (Alternative Minimum Tax)

        2,400    Dallas-Ft. Worth International Airport Facility Improvement   5/15 at 101.00         CCC         2,626,488
                  Corporation, Texas, Revenue Bonds, American Airlines Inc.,
                  Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax)

                 Danbury Higher Education Authority, Texas, Charter School
                 Revenue Bonds, Arlington Classics Academy, Series 2004A:
          375     6.000%, 2/15/14                                              2/13 at 100.00         N/R           375,169
          895     7.000%, 2/15/24                                              2/13 at 100.00         N/R           874,442
        1,085     7.250%, 2/15/29                                              2/13 at 100.00         N/R         1,057,723

----
52

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Texas (continued)

              Decatur Hospital Authority, Texas, Revenue Bonds, Wise
              Regional Health System, Series 2004A:
$       2,010  7.000%, 9/01/25                                              9/14 at 100.00         N/R $       2,174,418
       15,530  7.125%, 9/01/34                                              9/14 at 100.00         N/R        16,793,055

        3,410 Fort Worth Higher Education Finance Corporation, Texas,      10/07 at 100.00         Ba2         3,439,156
               Higher Education Revenue Bonds, Texas Wesleyan University,
               Series 1997A, 6.000%, 10/01/16

          500 Gulf Coast Industrial Development Authority, Texas, Solid    10/12 at 100.00        BBB-           562,625
               Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
               Project, Series 1995, 7.500%, 5/01/25 (Mandatory put
               10/01/12) (Alternative Minimum Tax)

        2,000 Gulf Coast Industrial Development Authority, Texas, Solid     4/12 at 100.00         Ba1         2,245,500
               Waste Disposal Revenue Bonds, Citgo Petroleum Corporation
               Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum
               Tax)

        4,000 Gulf Coast Waste Disposal Authority, Texas, Solid Waste       5/16 at 101.00         BBB         3,999,960
               Disposal Revenue Bonds, Waste Management of Texas Inc.
               Project, Series 2003C, 5.200%, 5/01/28 (Alternative
               Minimum Tax)

        3,300 Health Facilities Development District of Central Texas,      2/14 at 100.00         N/R         3,452,262
               Revenue Bonds, Lutheran Social Services of the South Inc.,
               Series 2004A, 6.875%, 2/15/32

              Houston Health Facilities Development Corporation, Texas,
              Revenue Bonds, Buckingham Senior Living Community Inc.,
              Series 2004A:
          250  7.000%, 2/15/23                                              2/14 at 101.00         N/R           274,130
        1,400  7.125%, 2/15/34                                              2/14 at 101.00         N/R         1,530,648

        1,010 Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00          B-           874,771
               Bonds, Continental Air Lines Inc., Series 1998B, 5.700%,
               7/15/29 (Alternative Minimum Tax)

        1,120 Houston, Texas, Airport System Special Facilities Revenue     7/09 at 101.00          B-           970,043
               Bonds, Continental Air Lines Inc., Series 1998C, 5.700%,
               7/15/29 (Alternative Minimum Tax)

              Houston, Texas, Airport System Special Facilities Revenue
              Bonds, Continental Air Lines Inc., Series 2001E:
        1,475  6.750%, 7/01/21 (Alternative Minimum Tax)                    7/11 at 101.00          B-         1,500,060
        1,070  7.375%, 7/01/22 (Alternative Minimum Tax)                    7/11 at 101.00          B-         1,121,842
        8,745  6.750%, 7/01/29 (Alternative Minimum Tax)                    7/11 at 101.00          B-         8,893,578

        2,035 Houston, Texas, Airport System Special Facilities Revenue     7/07 at 100.00          B-         1,929,668
               Bonds, Continental Airlines Inc. - Airport Improvement
               Project, Series 1997C, 6.125%, 7/15/27 (Alternative
               Minimum Tax)

        2,000 Houston, Texas, Airport System Special Facilities Revenue     7/07 at 100.00          B-         1,896,480
               Bonds, Continental Airlines Inc. - Terminal Improvement
               Project, Series 1997B, 6.125%, 7/15/27 (Alternative
               Minimum Tax)

        5,750 Kerrville Health Facilities Development Corporation, Texas,     No Opt. Call        BBB-         5,798,300
               Revenue Bonds, Sid Peterson Memorial Hospital Project,
               Series 2005, 5.375%, 8/15/35

        2,470 Matagorda County Navigation District 1, Texas, Revenue        5/09 at 101.00        BBB-         2,525,328
               Bonds, Reliant Energy Inc., Series 1999B, 5.950%, 5/01/30
               (Alternative Minimum Tax)

        1,500 Matagorda County Navigation District 1, Texas, Revenue        4/08 at 102.00        BBB-         1,613,325
               Bonds, Reliant Energy Inc., Series 1999C, 8.000%, 5/01/29

              Orchard Higher Educational Finance Corporation, Texas,
              Charter School Revenue Bonds, A.W. Brown Fellowship Charter
              School, Series 2005A:
        1,135  5.250%, 2/15/24 - ACA Insured                                2/14 at 100.00           A         1,171,161
        2,120  5.000%, 2/15/32 - ACA Insured                                2/14 at 100.00           A         2,121,738

        1,010 Port Corpus Christi Industrial Development Corporation,       5/07 at 102.00        BBB-         1,057,803
               Texas, Environmental Facilities Revenue Bonds, Citgo
               Petroleum Corporation, Series 2003, 8.250%, 11/01/31
               (Alternative Minimum Tax)

        3,000 Sabine River Authority, Texas, Pollution Control Revenue      8/13 at 101.00        Baa2         3,266,760
               Refunding Bonds, TXU Energy Company LLC Project, Series
               2003B, 6.150%, 8/01/22

        5,755 Sea Breeze Public Facility Corporation, Texas, Multifamily    1/21 at 100.00         N/R         5,750,223
               Housing Revenue Bonds, Sea Breeze Senior Apartments,
               Series 2006, 6.500%, 1/01/46 (Alternative Minimum Tax)

        5,850 Texas Department of Housing and Community Affairs,            7/21 at 100.00         N/R         5,837,423
               Multifamily Housing Revenue Bonds, Humble Parkway
               Townhomes, Series 2004, 6.600%, 1/01/41 (Alternative
               Minimum Tax)

----
53

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Texas (continued)

$       3,750 Texas Public Finance Authority, Charter School Revenue       12/14 at 100.00          BB $       3,860,475
               Bonds, School of Excellence Charter School, Series 2004A,
               7.000%, 12/01/34

        4,055 Tomball Hospital Authority, Texas, Hospital Revenue Bonds,    7/15 at 100.00        Baa3         3,979,131
               Tomball Regional Hospital, Series 2005, 5.000%, 7/01/23
------------------------------------------------------------------------------------------------------------------------
      130,430 Total Texas                                                                                    132,606,876
------------------------------------------------------------------------------------------------------------------------
              Utah - 0.5%

          750 Bountiful, Davis County, Utah, Hospital Revenue Refunding    12/08 at 101.00         N/R           704,430
               Bonds, South Davis Community Hospital Project, Series
               1998, 5.750%, 12/15/18

        4,525 Carbon County, Utah, Solid Waste Disposal Revenue Bonds,      7/07 at 102.00         N/R         4,742,155
               Laidlaw/ECDC Project, Guaranteed by Allied Waste
               Industries, Series 1997A, 7.450%, 7/01/17 (Alternative
               Minimum Tax)

        5,000 Carbon County, Utah, Solid Waste Disposal Revenue Refunding   8/06 at 101.00         BB-         5,041,300
               Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste
               Industries, Series 1995, 7.500%, 2/01/10 (Alternative
               Minimum Tax)

              Salt Lake County, Utah, College Revenue Bonds, Westminster
              College, Series 2005:
        1,425  5.000%, 10/01/25                                            10/15 at 100.00         BBB         1,442,570
        2,025  5.125%, 10/01/28                                            10/15 at 100.00         BBB         2,052,115
        2,245  5.125%, 10/01/30                                            10/15 at 100.00         BBB         2,270,009

           20 Utah Housing Finance Agency, Single Family Mortgage Bonds,    7/09 at 101.50         Aa2            20,076
               Series 1999F, 6.300%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
       15,990 Total Utah                                                                                      16,272,655
------------------------------------------------------------------------------------------------------------------------
              Virgin Islands - 0.2%

        2,575 Virgin Islands Public Finance Authority, Senior Lien         10/14 at 100.00         BBB         2,713,715
               Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/21

        1,200 Virgin Islands Public Finance Authority, Senior Secured       7/14 at 100.00         BBB         1,304,040
               Lien Revenue Bonds, Refinery Project - Hovensa LLC, Series
               2004, 5.875%, 7/01/22

          625 Virgin Islands, Senior Secured Revenue Bonds, Government      1/13 at 100.00         BBB           703,231
               Refinery Facilities - Hovensa LLC Coker, Series 2002,
               6.500%, 7/01/21 (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
        4,400 Total Virgin Islands                                                                             4,720,986
------------------------------------------------------------------------------------------------------------------------
              Virginia - 4.8%

        7,210 Bedford County Industrial Development Authority, Virginia,    2/08 at 102.00          B2         7,062,700
               Industrial Development Revenue Refunding Bonds, Nekoosa
               Packaging Corporation, Series 1998, 5.600%, 12/01/25
               (Alternative Minimum Tax) (6)

          570 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00          B2           586,661
               Industrial Development Revenue Refunding Bonds, Nekoosa
               Packaging Corporation, Series 1999A, 6.550%, 12/01/25
               (Alternative Minimum Tax)

          130 Bedford County Industrial Development Authority, Virginia,   12/09 at 101.00          B2           133,364
               Industrial Development Revenue Refunding Bonds, Nekoosa
               Packaging Corporation, Series 1999, 6.300%, 12/01/25
               (Alternative Minimum Tax)

        1,701 Bell Creek Community Development Authority, Virginia,         3/13 at 101.00         N/R         1,793,824
               Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22

        3,300 Broad Street Community Development Authority, Virginia,       6/13 at 102.00         N/R         3,644,817
               Revenue Bonds, Series 2003, 7.500%, 6/01/33

        2,226 Celebrate Virginia North Community Development Authority,     3/14 at 102.00         N/R         2,359,538
               Special Assessment Revenue Bonds, Series 2003B, 6.750%,
               3/01/34

              Chesterfield County Health Center Commission, Virginia,
              Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
        3,500  5.375%, 12/01/28                                            12/15 at 100.00         N/R         3,421,495
       12,000  5.625%, 12/01/39                                            12/15 at 100.00         N/R        11,865,240

        5,125 Goochland County Industrial Development Authority,           12/08 at 101.00          B2         5,040,079
               Virginia, Industrial Development Revenue Refunding Bonds,
               Nekoosa Packaging Corporation Project, Series 1998,
               5.650%, 12/01/25 (Alternative Minimum Tax) (6)

          500 Henrico County Industrial Development Authority, Virginia,      No Opt. Call         BB-           482,195
               Solid Waste Disposal Revenue Bonds, Browning-Ferris
               Industries of South Atlantic Inc., Series 1996A, 5.450%,
               1/01/14 (Alternative Minimum Tax)

----
54

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Virginia (continued)

$       3,065 Henrico County Industrial Development Authority, Virginia,    3/07 at 101.00         BB- $       3,020,833
               Solid Waste Revenue Bonds, Browning-Ferris Industries of
               South Atlantic Inc., Series 1997A, 5.875%, 3/01/17
               (Alternative Minimum Tax)

       21,455 Hopewell Industrial Development Authority, Virginia,            No Opt. Call        CCC+        20,145,387
               Environmental Improvement Revenue Bonds, Smurfit Stone
               Container Corporation, Series 2005, 5.250%, 6/01/15

              James City County Economic Development Authority, Virginia,
              Residential Care Facility First Mortgage Revenue Bonds,
              Williamsburg Landing Inc., Series 2005A:
          750  5.350%, 9/01/26                                              9/15 at 100.00         N/R           759,848
          750  5.500%, 9/01/34                                              9/15 at 100.00         N/R           761,438

              Lexington Industrial Development Authority, Virginia,
              Hospital Facility Revenue Refunding, Bonds, Stonewall
              Jackson Hospital, Series 2000:
           80  5.750%, 7/01/07                                                No Opt. Call         N/R            80,105
           25  6.250%, 7/01/11                                              7/10 at 102.00         N/R            25,131
           30  6.350%, 7/01/12                                              7/10 at 102.00         N/R            30,182
          110  6.550%, 7/01/14                                              7/10 at 102.00         N/R           110,662
           45  6.625%, 7/01/15                                              7/10 at 102.00         N/R            45,270
          560  6.875%, 7/01/20                                              7/10 at 102.00         N/R           563,332
          700  7.000%, 7/01/25                                              7/10 at 102.00         N/R           705,474
          595  7.000%, 7/01/30                                              7/10 at 102.00         N/R           596,392

        3,000 Mecklenburg County Industrial Development Authority,         10/12 at 100.00          A3         3,343,020
               Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP,
               Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)

              Pocahontas Parkway Association, Virginia, Senior Lien
              Revenue Bonds, Route 895 Connector Toll Road, Series 1998A:
          215  5.000%, 8/15/06                                                No Opt. Call         BB-           215,548
          500  5.250%, 8/15/07                                                No Opt. Call         BB-           505,960
          100  5.250%, 8/15/09                                              8/08 at 102.00         BB-           101,838
        7,400  0.000%, 8/15/14                                               8/08 at 73.23         BB-         4,744,658
          650  0.000%, 8/15/16                                               8/08 at 64.81         BB-           366,996
        7,645  5.500%, 8/15/28                                              8/08 at 102.00         BB-         7,796,447
        1,200  0.000%, 8/15/30                                               8/08 at 28.38         BB-           297,564

              Pocahontas Parkway Association, Virginia, Senior Lien
              Revenue Bonds, Route 895 Connector Toll Road, Series 1998B:
        2,975  0.000%, 8/15/12                                               8/08 at 82.10         BB-         2,134,414
        3,100  0.000%, 8/15/15                                               8/08 at 68.82         BB-         1,867,781
           25  0.000%, 8/15/18 - ACA Insured                                 8/08 at 57.58           A            12,755
        4,770  0.000%, 8/15/19                                               8/08 at 54.38         BB-         2,262,077
           75  0.000%, 8/15/20 - ACA Insured                                 8/08 at 51.06           A            34,136
           50  0.000%, 8/15/21 - ACA Insured                                 8/08 at 48.20           A            21,231
       15,300  0.000%, 8/15/23                                               8/08 at 42.95         BB-         5,736,123
        1,750  0.000%, 8/15/29                                               8/08 at 30.08         BB-           459,935
       24,000  0.000%, 8/15/33                                               8/08 at 23.55         BB-         4,943,040
       10,000  0.000%, 8/15/35                                               8/08 at 20.95         BB-         1,831,800

              Pocahontas Parkway Association, Virginia, Subordinate Lien
              Revenue Bonds, Route 895 Connector Toll Road, Series 1998C:
        2,000  0.000%, 8/15/11                                               8/08 at 86.05          B3         1,481,800
        3,200  0.000%, 8/15/15                                               8/08 at 67.66          B3         1,810,624
        3,300  0.000%, 8/15/16                                               8/08 at 63.56          B3         1,756,260
        4,000  0.000%, 8/15/20                                               8/08 at 49.60          B3         1,647,840
        4,100  0.000%, 8/15/21                                               8/08 at 46.70          B3         1,591,005
        4,800  0.000%, 8/15/24                                               8/08 at 38.40          B3         1,533,360
        5,500  0.000%, 8/15/26                                               8/08 at 33.98          B3         1,586,420
        5,500  0.000%, 8/15/27                                               8/08 at 31.68          B3         1,484,780
        5,600  0.000%, 8/15/28                                               8/08 at 29.79          B3         1,421,560
        6,100  0.000%, 8/15/30                                               8/08 at 26.34          B3         1,340,353
        6,200  0.000%, 8/15/31                                               8/08 at 24.77          B3         1,308,510

          665 Rockbridge County Industrial Development Authority,           7/11 at 105.00          B2           688,987
               Virginia, Horse Center Revenue Bonds, Series 2001A,
               7.400%, 7/15/21

----
55

Portfolio of Investments
NUVEEN HIGH YIELD MUNICIPAL BOND FUND (continued)
April 30, 2006

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)             Value
------------------------------------------------------------------------------------------------------------------------
              Virginia (continued)

$       8,000 Rockbridge County Industrial Development Authority,           7/11 at 100.00          B2 $       8,007,520
               Virginia, Horse Center Revenue Refunding Bonds, Series
               2001C, 6.850%, 7/15/21

              Tobacco Settlement Financing Corporation of Virginia,
              Tobacco Settlement Asset-Backed Bonds, Series 2005:
        9,000  5.500%, 6/01/26                                              6/15 at 100.00         BBB         9,216,090
        6,500  5.625%, 6/01/37                                              6/15 at 100.00         BBB         6,648,135

              Virginia Beach Development Authority, Virginia, Residential
              Care Facility Mortgage Revenue Bonds, Westminster
              Canterbury on Chesapeake Bay, Series 2005:
          750  5.250%, 11/01/26                                            11/15 at 100.00         N/R           756,420
        4,000  5.375%, 11/01/32                                            11/15 at 100.00         N/R         4,048,960

        1,000 Virginia Gateway Community Development Authority, Prince      3/13 at 102.00         N/R         1,084,530
               William County, Special Assessment Bonds, Series 2003,
               6.375%, 3/01/30

          420 Virginia Small Business Financing Authority, Industrial         No Opt. Call         N/R           436,052
               Development Water Revenue Bonds, S.I.L. Clean Water, LLC
               Project, Series 1999, 7.250%, 11/01/09 (Alternative
               Minimum Tax)

              Winchester Industrial Development Authority, Virginia,
              Residential Care Facility Revenue Bonds,
              Westminster-Canterbury of Winchester Inc., Series 2005A:
        1,000  5.200%, 1/01/27                                              1/15 at 100.00         N/R         1,002,900
        2,000  5.300%, 1/01/35                                              1/15 at 100.00         N/R         2,009,500
------------------------------------------------------------------------------------------------------------------------
      230,817 Total Virginia                                                                                 150,770,896
------------------------------------------------------------------------------------------------------------------------
              Washington - 0.4%

       10,360 Seattle, Washington, Municipal Light and Power Revenue        8/14 at 100.00         AAA        10,354,198
               Bonds, Series 2004, 4.500%, 8/01/19 - FSA Insured

              Skagit County Public Hospital District 1, Washington,
              Revenue Bonds, Skagit Valley Hospital, Series 2005:
        1,150  5.375%, 12/01/22                                            12/15 at 100.00        Baa3         1,176,761
        1,500  5.500%, 12/01/30                                            12/15 at 100.00        Baa3         1,523,940
------------------------------------------------------------------------------------------------------------------------
       13,010 Total Washington                                                                                13,054,899
------------------------------------------------------------------------------------------------------------------------
              Wisconsin - 1.1%

              Badger Tobacco Asset Securitization Corporation, Wisconsin,
              Tobacco Settlement Asset-Backed Bonds, Series 2002:
        1,000  7.000%, 6/01/28                                              6/12 at 100.00         BBB         1,117,470
        7,025  6.375%, 6/01/32                                              6/12 at 100.00         BBB         7,535,998

        2,540 Green Bay Redevelopment Authority, Wisconsin, Industrial        No Opt. Call          B1         2,506,548
               Development Revenue Bonds, Fort James Project, Series
               1999, 5.600%, 5/01/19 (Alternative Minimum Tax)

          450 Lac Courte Oreilles Band of Lake Superior Chippewa Indians,  12/14 at 101.00         N/R           448,461
               Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16

        1,065 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call          B2         1,056,746
               Nekoosa Paper Inc. Project, Series 1999B, 5.500%, 7/01/15

          125 Nekoosa, Wisconsin, Pollution Control Revenue Bonds,            No Opt. Call          B2           122,054
               Nekoosa Papers Inc. Project, Series 1999A, 5.350%, 7/01/15

        1,405 Wisconsin Health and Educational Facilities Authority,       10/16 at 100.00         BBB         1,395,530
               General Revenue Bonds, Carroll College Project, Series
               2006, 5.000%, 10/01/26 (WI/DD, Settling 5/03/06)

          250 Wisconsin Health and Educational Facilities Authority,        7/11 at 100.00          A-           263,758
               Revenue Bonds, Agnesian Healthcare Inc., Series 2001,
               6.000%, 7/01/21

        1,000 Wisconsin Health and Educational Facilities Authority,        2/09 at 101.00        BBB+         1,020,957
               Revenue Bonds, Aurora Health Care Inc., Series 1999A,
               5.600%, 2/15/29

        2,500 Wisconsin Health and Educational Facilities Authority,        8/14 at 100.00         N/R         2,698,772
               Revenue Bonds, Beaver Dam Community Hospitals Inc., Series
               2004A, 6.750%, 8/15/34

        1,365 Wisconsin Health and Educational Facilities Authority,       10/11 at 100.00         BBB         1,464,874
               Revenue Bonds, Carroll College Inc., Series 2001, 6.250%,
               10/01/21

----
56

    Principal                                                                Optional Call
 Amount (000) Description                                                   Provisions (1) Ratings (2)                 Value
----------------------------------------------------------------------------------------------------------------------------
              Wisconsin (continued)

$       2,250 Wisconsin Health and Educational Facilities Authority,        1/13 at 101.00         N/R     $       2,385,470
               Revenue Bonds, Community Memorial Hospital Inc. - Oconto
               Falls, Series 2003, 7.250%, 1/15/33

        2,500 Wisconsin Health and Educational Facilities Authority,        5/12 at 100.00         N/R (3)         2,922,797
               Revenue Bonds, Divine Savior Healthcare, Series 2002A,
               7.500%, 5/01/32 (Pre-refunded 5/01/12)

        6,100 Wisconsin Health and Educational Facilities Authority,        5/16 at 100.00         BBB             5,914,374
               Revenue Bonds, Divine Savior Healthcare, Series 2006,
               5.000%, 5/01/32

              Wisconsin Health and Educational Facilities Authority,
              Revenue Bonds, Southwest Health Center Inc., Series 2004A:
          875  6.125%, 4/01/24                                              4/14 at 100.00         N/R               892,812
        1,000  6.250%, 4/01/34                                              4/14 at 100.00         N/R             1,015,527

        2,800 Wisconsin Health and Educational Facilities Authority,        3/15 at 100.00        BBB-             2,698,721
               Revenue Bonds, Vernon Memorial Healthcare Inc., Series
               2005, 5.250%, 3/01/35
----------------------------------------------------------------------------------------------------------------------------
       34,250 Total Wisconsin                                                                                     35,460,869
----------------------------------------------------------------------------------------------------------------------------
              Wyoming - 0.7%

       20,500 Sweetwater County, Wyoming, Solid Waste Disposal Revenue     12/15 at 100.00        BBB-            21,415,940
               Bonds, FMC Corporation, Series 2005, 5.600%, 12/01/35
               (Alternative Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
$   3,265,291 Total Long-Term Investments (cost $3,023,862,053) - 97.9%                                        3,104,600,597
----------------------------------------------------------------------------------------------------------------------------
-------------
              Short-Term Investments - 0.7%

          400 Idaho Health Facilities Authority, Revenue Bonds, St.                               A-1+               400,000
               Luke's Regional Medical Center, Variable Rate Demand
               Obligations, Series 2000, 3.780%, 7/01/30 - FSA Insured (5)

        5,100 Idaho Health Facilities Authority, Revenue Bonds, St.                               A-1+             5,100,000
               Luke's Regional Medical Center, Variable Rate Demand
               Obligations, Series 2005, 3.790%, 7/01/35 - FSA Insured (5)

        1,000 Indiana Health Facility Financing Authority, Hospital                               A-1+             1,000,000
               Revenue Bonds, Clarian Health Obligated Group, Variable
               Rate Demand Obligations, Series 2000B, 3.830%, 3/01/30 (5)

       14,500 Virginia Commonwealth University, Revenue Bonds, Series                             A-1+            14,500,000
               2006, 3.600%, 11/01/30 - AMBAC Insured (5)
----------------------------------------------------------------------------------------------------------------------------
$      21,000 Total Short-Term Investments (cost $21,000,000)                                                     21,000,000
----------------------------------------------------------------------------------------------------------------------------
-------------
              Total Investments (cost $3,044,862,053) - 98.6%                                                  3,125,600,597
              --------------------------------------------------------------------------------------------------------------
              Other Assets Less Liabilities - 1.4%                                                                45,856,434
              --------------------------------------------------------------------------------------------------------------
              Net Assets - 100%                                                                            $   3,171,457,031
              --------------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Non-income producing, in the case of a bond, generally denotes that the issuer has defaulted on the payment of principal or interest or has filed for bankruptcy.
            (5) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            (6) The issuer has received a preliminary adverse determination from the Internal Revenue Service (the "IRS") regarding the tax-exempt status of the bonds' coupon payments. The Fund will continue to treat coupon payments as tax-exempt income until such time that it is formally determined that the interest on the bonds should be treated as taxable.
            (7) The Internal Revenue Service (the "IRS") has formally
                determined that the interest received from the bonds' coupon payments should be considered taxable. The issuer has stated that if they are not able to resolve this taxability matter with the IRS, or to have the IRS determination of taxability overturned, the issuer will take steps to ensure that the bondholders will be made whole with respect to any federal tax liability. The Adviser will continue to monitor the ongoing progress of this taxability matter and act in what it believes is in the best interest of shareholders.
            N/R Not rated.
         WI/DD  Purchased on a when-issued or delayed delivery basis.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.
              * Principal Amount rounds to less than $1,000.

                                See accompanying notes to financial statements.

----
57

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
------------------------------------------------------------------------------------------------------------------------
             Alabama - 2.8%

   $   1,635 Alabama State Board of Education, Revenue Bonds, Jefferson   10/14 at 101.00         Aaa     $    1,700,367
              State Community College, Series 2005, 5.000%,
              10/01/23 - AMBAC Insured

         200 Alabama State Docks Department, Docks Facilities Revenue     10/06 at 102.00         AAA            205,586
              Bonds, Series 1996, 6.100%, 10/01/13 - MBIA Insured
              (Alternative Minimum Tax)

         400 Bayou La Batre Utilities Board, Alabama, Water and Sewer      3/07 at 102.00          AA            412,852
              Revenue Refunding and Improvement Bonds, Series 1997,
              5.750%, 3/01/27 - RAAI Insured

         100 Jefferson County, Alabama, Sewer Revenue Warrants, Series     2/07 at 101.00         AAA            102,540
              1997D, 5.750%, 2/01/27 (Pre-refunded 2/01/07) - FGIC
              Insured

       2,000 Sheffield, Alabama, Electric Revenue Bonds, Series 2003,      7/13 at 100.00         Aaa          2,143,840
              5.500%, 7/01/29 - AMBAC Insured

       5,000 Southeast Alabama Gas District, General System Revenue        6/10 at 102.00         Aaa          5,372,600
              Bonds, Series 2000A, 5.500%, 6/01/20 - AMBAC Insured

         250 Tallassee Industrial Development Board, Alabama, Revenue      8/06 at 102.00          A- (3)        256,370
              Bonds, Dow-United Technologies Composite Products, Series
              1996A, 6.100%, 8/01/14 (Pre-refunded 8/01/06)
------------------------------------------------------------------------------------------------------------------------
       9,585 Total Alabama                                                                                    10,194,155
------------------------------------------------------------------------------------------------------------------------
             Alaska - 0.9%

       3,200 Anchorage, Alaska, Water Revenue Refunding Bonds, Series      9/09 at 101.00         AAA          3,435,520
              1999, 6.000%, 9/01/24 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
             Arizona - 1.0%

       2,100 Arizona Health Facilities Authority, Hospital System         12/10 at 102.00         BBB (3)      2,409,981
              Revenue Bonds, John C. Lincoln Health Network, Series
              2000, 7.000%, 12/01/25 (Pre-refunded 12/01/10)

       1,050 Northern Arizona University, System Revenue Bonds, Series     6/14 at 100.00         AAA          1,139,030
              2003, 5.500%, 6/01/22 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------
       3,150 Total Arizona                                                                                     3,549,011
------------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.9%

       2,000 Arkansas Development Finance Authority, State Facility       11/15 at 100.00         AAA          2,077,440
              Revenue Bonds, Department of Correction Special Needs Unit
              Project, Series 2005B, 5.000%, 11/01/25 - FSA Insured

       1,185 University of Arkansas, Monticello Campus, Revenue Bonds,    12/13 at 100.00         Aaa          1,220,775
              Series 2005, 5.000%, 12/01/30 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
       3,185 Total Arkansas                                                                                    3,298,215
------------------------------------------------------------------------------------------------------------------------
             California - 8.8%

       4,335 California Department of Water Resources, Power Supply        5/12 at 101.00         AAA          5,517,241
              Revenue Bonds, DRIVERS, Series 344, 8.349%, 5/01/14 (IF)

       5,500 California Department of Water Resources, Power Supply        5/12 at 101.00         Aaa          6,024,535
              Revenue Bonds, Series 2002A, 5.375%, 5/01/21 (Pre-refunded
              5/01/12)

       2,000 California Department of Water Resources, Power Supply        5/12 at 101.00          A2          2,234,000
              Revenue Bonds, Series 2002A, 6.000%, 5/01/14

             California State Public Works Board, Lease Revenue Bonds,
             Department of General Services, Series 2003D:
       1,350  5.500%, 6/01/17                                             12/13 at 100.00          A-          1,458,554
       1,490  5.500%, 6/01/19                                             12/13 at 100.00          A-          1,607,203

             California, General Obligation Bonds, Series 2004:
         875  5.000%, 2/01/19 - AMBAC Insured                              2/14 at 100.00         AAA            912,345
       1,000  5.200%, 4/01/26                                              4/14 at 100.00           A          1,046,670

       3,000 California, General Obligation Bonds, Series 2005, 5.000%,    3/16 at 100.00           A          3,060,120
              3/01/32

       8,000 Contra Costa Home Mortgage Finance Authority, California,       No Opt. Call         AAA          3,868,880
              Home Mortgage Revenue Bonds, Series 1984, 0.000%,
              9/01/17 - MBIA Insured (ETM)

       3,500 Fresno Unified School District, Fresno County, California,      No Opt. Call         AAA          4,211,095
              General Obligation Bonds, Series 2002A, 6.000%,
              8/01/26 - MBIA Insured

       1,740 Palmdale, California, Special Tax Bonds, Community            9/15 at 101.00         N/R          1,769,597
              Facilities District 2003-1, Anaverde Project, Series
              2005A, 5.350%, 9/01/30

         200 Sacramento Cogeneration Authority, California, Cogeneration   6/06 at 102.00         BBB            200,816
              Project Revenue Bonds, Proctor and Gamble, Series 1995,
              6.200%, 7/01/06
------------------------------------------------------------------------------------------------------------------------
      32,990 Total California                                                                                 31,911,056
------------------------------------------------------------------------------------------------------------------------

----
58

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
------------------------------------------------------------------------------------------------------------------------
             Colorado - 1.2%

   $   1,230 Colorado Educational and Cultural Facilities Authority,       9/15 at 100.00         AAA     $    1,289,003
              Charter School Revenue Bonds, Bromley School, Series 2005,
              5.125%, 9/15/25 - XLCA Insured

         860 Colorado Housing Finance Authority, Single Family Program     4/10 at 105.00          AA            879,195
              Senior Bonds, Series 2000D-2, 6.900%, 4/01/29 (Alternative
              Minimum Tax)

       1,850 Douglas County School District RE1, Douglas and Elbert       12/14 at 100.00         Aaa          2,052,871
              Counties, Colorado, General Obligation Bonds, Series 2004,
              5.750%, 12/15/23 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------
       3,940 Total Colorado                                                                                    4,221,069
------------------------------------------------------------------------------------------------------------------------
             Connecticut - 1.8%

             Bridgeport, Connecticut, General Obligation Bonds, Series
             ROL-II-R-45:
       2,360  9.987%, 7/15/16 (Pre-refunded 7/15/10) (IF)                  7/10 at 101.00         AAA          3,054,265
       2,600  9.951%, 7/15/17 (Pre-refunded 7/15/10) (IF)                  7/10 at 101.00         AAA          3,364,868
------------------------------------------------------------------------------------------------------------------------
       4,960 Total Connecticut                                                                                 6,419,133
------------------------------------------------------------------------------------------------------------------------
             District of Columbia - 1.3%

       4,365 District of Columbia, Certificates of Participation, Series   1/14 at 100.00         AAA          4,678,974
              2003, 5.500%, 1/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
             Florida - 3.5%

       1,200 Escambia County Health Facilities Authority, Florida,           No Opt. Call          AA          1,278,852
              Revenue Bonds, Ascension Health Credit Group, Series
              2003A, 5.250%, 11/15/14

       3,510 Florida Housing Finance Corporation, Revenue Bonds, Wyndham   1/11 at 100.00         AAA          3,621,969
              Place Apartments, Series 2000W-1, 5.850%, 1/01/41 - FSA
              Insured (Alternative Minimum Tax)

       1,600 Jacksonville Port Authority, Florida, Seaport Revenue        11/10 at 100.00         Aaa          1,689,200
              Bonds, Series 2000, 5.625%, 11/01/26 - MBIA Insured
              (Alternative Minimum Tax)

       1,115 Jacksonville Port Authority, Florida, Seaport Revenue        11/10 at 100.00         Aaa          1,189,159
              Bonds, Series 2000, 5.625%, 11/01/26 (Pre-refunded
              11/01/10) - MBIA Insured (Alternative Minimum Tax)

       1,800 Nassau County, Florida, ICF/MR Revenue Bonds, GF/Amelia       7/06 at 100.00         N/R          1,804,338
              Island Properties Inc., Series 1993A, 9.750%, 1/01/23

       3,000 Sunrise, Florida, Utility System Revenue Refunding Bonds,       No Opt. Call         AAA          3,304,380
              Series 1998, 5.500%, 10/01/18 - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
      12,225 Total Florida                                                                                    12,887,898
------------------------------------------------------------------------------------------------------------------------
             Illinois - 7.6%

             Champaign, Illinois, General Obligation Public Safety Sales
              Tax Bonds, Series 1999:
       1,140  8.250%, 1/01/21 - FGIC Insured                                 No Opt. Call         AAA          1,578,866
       1,275  8.250%, 1/01/22 - FGIC Insured                                 No Opt. Call         AAA          1,790,597

       1,020 Chicago Board of Education, Illinois, General Obligation     12/14 at 100.00         AAA          1,113,616
              Bonds, DePriest Elementary School, Series 2004H, 5.500%,
              12/01/22 - MBIA Insured

       2,000 Illinois Development Finance Authority, Revenue Bonds,        9/06 at 102.00         AAA          2,055,400
              Presbyterian Home of Lake Forest, Series 1996B, 6.300%,
              9/01/22 - FSA Insured

       2,000 Illinois Health Facilities Authority, Revenue Bonds,          8/06 at 102.00         N/R (3)      2,057,160
              Fairview Obligated Group, Series 1995A, 7.125%, 8/15/17
              (Pre-refunded 8/15/06)

       4,000 Illinois Health Facilities Authority, Revenue Bonds,          8/07 at 101.00        BBB-          4,004,720
              Victory Health Services, Series 1997A, 5.750%, 8/15/27

       3,320 Kane County, Illinois, Motor Fuel and Tax Alternative           No Opt. Call         AAA          3,628,162
              Revenue Source Bonds, Series 2004, 5.250%, 1/01/21 - FGIC
              Insured

       1,260 Markham, Illinois, Alternative Source Revenue Bonds, Series   4/15 at 100.00          AA          1,319,346
              2005A, 5.250%, 4/01/23 - RAAI Insured

       3,000 Metropolitan Pier and Exposition Authority, Illinois,           No Opt. Call         AAA          3,895,080
              Revenue Bonds, McCormick Place Hospitality Facility,
              Series 1996A, 7.000%, 7/01/26 (ETM)

       1,645 Warren Township School District 121, Lake County, Gurnee,     3/14 at 101.00         AAA          1,796,669
              Illinois, General Obligation Bonds, Series 2004C, 5.500%,
              3/01/22 - AMBAC Insured

       4,075 Will County School District 88A, Richland, Illinois,          1/15 at 100.00         Aaa          4,326,835
              General Obligation Bonds, Series 2005A, 5.250%,
              1/01/24 - FSA Insured
------------------------------------------------------------------------------------------------------------------------
      24,735 Total Illinois                                                                                   27,566,451
------------------------------------------------------------------------------------------------------------------------

----
59

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
---------------------------------------------------------------------------------------------------------------------------
             Indiana - 3.2%

   $   2,805 DeKalb Eastern High School Building Corporation, Indiana,     1/12 at 100.00         AAA     $    3,086,426
              First Mortgage Bonds, Series 2003, 6.000%, 1/15/18 - FSA
              Insured

       1,235 Hendricks County Building Facilities Corporation, Indiana,    7/14 at 100.00         Aa3          1,338,777
              First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24

         960 Indiana Housing Finance Authority, Single Family Mortgage     1/10 at 100.00         Aaa            974,717
              Revenue Bonds, Series 2000C-3, 5.650%, 7/01/30
              (Alternative Minimum Tax)

       1,025 Indiana Transportation Finance Authority, Highway Revenue       No Opt. Call          AA          1,204,426
              Bonds, Series 1992A, 6.800%, 12/01/16

       1,815 Indiana Transportation Finance Authority, Highway Revenue     6/13 at 100.00         AAA          1,959,057
              Bonds, Series 2003A, 5.250%, 6/01/19 (Pre-refunded
              6/01/13) - FSA Insured

       1,805 Munster School Building Corporation, Lake County, Indiana,    1/16 at 100.00         AAA          1,921,423
              First Mortgage Bonds, Series 2005, 5.250%, 7/15/24 - FSA
              Insured

       1,000 Vigo County School Building Corporation, Indiana, First       1/13 at 100.00         AAA          1,047,320
              Mortgage Bonds, Series 2003, 5.250%, 7/10/24 - FSA Insured
---------------------------------------------------------------------------------------------------------------------------
      10,645 Total Indiana                                                                                    11,532,146
---------------------------------------------------------------------------------------------------------------------------
             Kansas - 0.7%

       2,585 Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA             12/11 at 104.50         Aaa          2,662,938
              Mortgage-Backed Securities Program Single Family Revenue
              Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum
              Tax)
---------------------------------------------------------------------------------------------------------------------------
             Kentucky - 0.5%

       2,000 Kentucky Economic Development Finance Authority, Hospital     4/08 at 102.00         BB-          1,965,820
              System Revenue Refunding and Improvement Bonds,
              Appalachian Regional Healthcare Inc., Series 1997, 5.875%,
              10/01/22
---------------------------------------------------------------------------------------------------------------------------
             Louisiana - 2.2%

         465 Calcasieu Parish Public Trust Authority, Louisiana, Single    4/10 at 105.00         Aaa            471,919
              Family Mortgage Revenue Bonds, Series 2000A, 7.000%,
              10/01/31 (Alternative Minimum Tax)

       2,525 Louisiana Local Government Environmental Facilities and      12/12 at 100.00         AAA          2,676,576
              Community Development Authority, Revenue Bonds, Baton
              Rouge Community College Facilities Corporation, Series
              2002, 5.375%, 12/01/21 - MBIA Insured

       4,750 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00         BBB          4,881,243
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.500%, 5/15/30
---------------------------------------------------------------------------------------------------------------------------
       7,740 Total Louisiana                                                                                   8,029,738
---------------------------------------------------------------------------------------------------------------------------
             Maryland - 2.0%

       2,000 Maryland Energy Financing Administration, Solid Waste        12/06 at 102.00          A-          2,059,820
              Disposal Revenue Bonds, Baltimore Wheelabrator Water
              Projects LLC, Series 1996, 6.450%, 12/01/16 (Alternative
              Minimum Tax)

       5,000 University of Maryland, Auxiliary Facility and Tuition        4/13 at 100.00          AA          5,189,350
              Revenue Bonds, Series 2003A, 5.000%, 4/01/21
---------------------------------------------------------------------------------------------------------------------------
       7,000 Total Maryland                                                                                    7,249,170
---------------------------------------------------------------------------------------------------------------------------
             Massachusetts - 3.4%

       3,000 Massachusetts Industrial Finance Agency, Resource Recovery   12/08 at 102.00         BBB          3,093,600
              Revenue Refunding Bonds, Ogden Haverhill Project, Series
              1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)

       5,000 Massachusetts, General Obligation Bonds, Consolidated Loan,   8/12 at 100.00         AAA          5,389,050
              Series 2002D, 5.375%, 8/01/21 (Pre-refunded
              8/01/12) - MBIA Insured

       2,480 Massachusetts, General Obligation Bonds, Series 2003D,          No Opt. Call          AA          2,752,701
              5.500%, 10/01/18

       1,000 Massachusetts, General Obligation Bonds, Series 2003D,       10/13 at 100.00          AA (3)      1,075,260
              5.250%, 10/01/22 (Pre-refunded 10/01/13)
---------------------------------------------------------------------------------------------------------------------------
      11,480 Total Massachusetts                                                                              12,310,611
---------------------------------------------------------------------------------------------------------------------------
             Michigan - 3.4%

       2,755 Detroit City School District, Wayne County, Michigan,         5/13 at 100.00         AAA          2,863,024
              General Obligation Bonds, Series 2003B, 5.000%,
              5/01/20 - FGIC Insured

       2,000 Michigan State Hospital Finance Authority, Hospital Revenue   8/08 at 101.00         BB-          1,910,960
              Bonds, Detroit Medical Center Obligated Group, Series
              1998A, 5.250%, 8/15/23

----
60

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Michigan (continued)

   $   3,000 Michigan State Hospital Finance Authority, Revenue            8/06 at 100.00         BB- $    3,001,440
              Refunding Bonds, Detroit Medical Center Obligated Group,
              Series 1993A, 6.500%, 8/15/18

       2,000 Michigan Strategic Fund, Collateralized Limited Obligation    9/11 at 100.00          A3      2,074,260
              Pollution Control Revenue Refunding Bonds, Fixed Rate
              Conversion, Detroit Edison Company, Series 1999C, 5.650%,
              9/01/29 (Alternative Minimum Tax)

       2,500 Michigan Strategic Fund, Limited Obligation Revenue          12/12 at 100.00         AAA      2,619,525
              Refunding Bonds, Detroit Edison Company, Series 2002C,
              5.450%, 12/15/32 - XLCA Insured (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
      12,255 Total Michigan                                                                               12,469,209
--------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.3%

          75 Minnesota Housing Finance Agency, Single Family Remarketed    7/10 at 101.50         AA+         76,981
              Mortgage Bonds, Series 1997G, 6.000%, 1/01/18

       1,080 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,     12/13 at 100.00         AA+      1,150,999
              Office Building at Cedar Street, Series 2003, 5.250%,
              12/01/20
--------------------------------------------------------------------------------------------------------------------
       1,155 Total Minnesota                                                                               1,227,980
--------------------------------------------------------------------------------------------------------------------
             Missouri - 1.8%

       2,060 Howard Bend Levee District, Missouri, Levee District            No Opt. Call         AAA      2,312,432
              Improvement Bonds, Series 2005, 5.500%, 3/01/29  - XLCA
              Insured

       1,875 Missouri Housing Development Commission, Single Family        3/14 at 100.00         AAA      1,948,875
              Mortgage Revenue Bonds, Homeownership Loan Program, Series
              2004D, 5.500%, 9/01/34 (Alternative Minimum Tax)

       1,915 Sikeston, Missouri, Electric System Revenue Refunding           No Opt. Call         AAA      2,170,097
              Bonds, Series 1996, 6.000%, 6/01/14 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------
       5,850 Total Missouri                                                                                6,431,404
--------------------------------------------------------------------------------------------------------------------
             New Hampshire - 3.1%

       5,500 New Hampshire Business Finance Authority, Pollution Control   5/12 at 101.00         AAA      5,877,355
              Revenue Refunding Bonds, Public Service Company of New
              Hampshire, Series 2001C, 5.450%, 5/01/21 - MBIA Insured

       4,935 New Hampshire Housing Finance Agency, Single Family           1/15 at 100.00         Aa2      5,260,611
              Mortgage Acquisition PAC Bonds, Series 2005D, 6.000%,
              1/01/35 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
      10,435 Total New Hampshire                                                                          11,137,966
--------------------------------------------------------------------------------------------------------------------
             New Jersey - 1.9%

       1,335 Manalapan-Englishtown Regional Board of Education, New          No Opt. Call         Aaa      1,544,128
              Jersey, General Obligation Bonds, Series 2004, 5.750%,
              12/01/21 - FGIC Insured

       1,500 New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call         AAA      1,640,025
              7/15/19 - AMBAC Insured

       2,000 Passaic Valley Water Commission, New Jersey, Water System       No Opt. Call         AAA      2,139,960
              Revenue Bonds, Series 2003, 5.000%, 12/15/19 - FSA Insured

       1,380 Tobacco Settlement Financing Corporation, New Jersey,         6/12 at 100.00         BBB      1,431,874
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              5.750%, 6/01/32
--------------------------------------------------------------------------------------------------------------------
       6,215 Total New Jersey                                                                              6,755,987
--------------------------------------------------------------------------------------------------------------------
             New York - 11.0%

       1,000 Metropolitan Transportation Authority, New York, Dedicated   10/14 at 100.00         AAA      1,085,280
              Tax Fund Bonds, Series 1999A, 5.250%, 4/01/23
              (Pre-refunded 10/01/14) - FSA Insured

       4,000 Metropolitan Transportation Authority, New York, State        7/12 at 100.00         AA-      4,148,720
              Service Contract Refunding Bonds, Series 2002A, 5.125%,
              1/01/29

       2,700 New York City Transitional Finance Authority, New York,       5/10 at 101.00         Aa3      3,422,331
              Future Tax Secured Bonds, Residual Interest Certificates,
              Series 319, 9.543%, 11/01/17 (IF)

         115 New York City, New York, General Obligation Bonds, Fiscal     4/07 at 101.00         AAA        118,918
              Series 1997I, 6.250%, 4/15/27 (Pre-refunded 4/15/07)

       5,000 New York City, New York, General Obligation Bonds, Fiscal     8/12 at 100.00          A+      5,453,000
              Series 2003A, 5.750%, 8/01/16

       3,500 New York City, New York, General Obligation Bonds, Fiscal     8/13 at 100.00          A+      3,753,610
              Series 2004A, 5.500%, 8/01/20

----
61

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             New York (continued)

   $      15 New York City, New York, General Obligation Bonds, Series     7/06 at 100.00          A+ $       15,045
              1991B, 7.500%, 2/01/09

       3,500 New York State Tobacco Settlement Financing Corporation,      6/13 at 100.00         AAA      3,700,165
              Tobacco Settlement Asset-Backed and State Contingency
              Contract-Backed Bonds, Series 2003A-1, 5.250%,
              6/01/21 - AMBAC Insured

       5,000 New York State Urban Development Corporation, Service         1/11 at 100.00         AA-      5,326,500
              Contract Revenue Bonds, Correctional and Youth Facilities,
              Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

       2,125 New York State Urban Development Corporation, Special           No Opt. Call         AA-      2,331,890
              Project Revenue Bonds, University Facilities Grants,
              Series 1995, 5.500%, 1/01/19

       5,000 Port Authority of New York and New Jersey, Special Project      No Opt. Call         AAA      5,758,200
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 7.000%, 12/01/12 - MBIA Insured (Alternative Minimum
              Tax)

       5,000 Port Authority of New York and New Jersey, Special Project   10/06 at 102.00         N/R      5,081,600
              Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19
              (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
      36,955 Total New York                                                                               40,195,259
--------------------------------------------------------------------------------------------------------------------
             North Carolina - 0.6%

       1,800 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call         AAA      2,111,202
              Revenue Refunding Bonds, Series 1993B, 6.000%,
              1/01/22 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
             Ohio - 1.2%

       2,435 American Municipal Power Ohio Inc., Genoa Village, Electric   2/14 at 100.00         AAA      2,548,106
              System Improvement Revenue Bonds, Series 2004, 5.250%,
              2/15/24 - AGC Insured

       1,750 Miami County, Ohio, Hospital Facilities Revenue Refunding     5/06 at 102.00        BBB+      1,787,083
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996A, 6.375%, 5/15/26
--------------------------------------------------------------------------------------------------------------------
       4,185 Total Ohio                                                                                    4,335,189
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.9%

       1,730 Durant Community Facilities Authority, Bryan County,         11/14 at 100.00         AAA      1,916,909
              Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%,
              11/01/24 - XLCA Insured

       5,000 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   12/08 at 100.00          B-      4,919,550
              Bonds, American Airlines Inc., Series 2001B, 5.650%,
              12/01/35 (Mandatory put 12/01/08) (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
       6,730 Total Oklahoma                                                                                6,836,459
--------------------------------------------------------------------------------------------------------------------
             Oregon - 0.6%

       2,170 Marion County Housing Authority, Oregon, Senior Lien         10/06 at 105.00         AAA      2,304,128
              Multifamily Housing Revenue Bonds, Elliot Residence,
              Series 1995, 7.500%, 10/20/37 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 2.5%

       1,000 Allegheny County Hospital Development Authority,             11/10 at 102.00         AAA      1,114,630
              Pennsylvania, Insured Revenue Bonds, West Penn Allegheny
              Health System, Series 2000A, 6.500%, 11/15/30 - MBIA
              Insured

       5,935 Delaware River Port Authority, New Jersey and Pennsylvania,   1/08 at 100.00         AAA      7,083,719
              Revenue Bonds, DRIVERS Series 144, Inverse Floaters,
              8.989%, 1/01/15 - FSA Insured (IF)

         390 Falls Township Hospital Authority, Pennsylvania,              8/06 at 100.00         AAA        392,699
              FHA-Insured Revenue Refunding Bonds, Delaware Valley
              Medical Center, Series 1992, 7.000%, 8/01/22

         615 Philadelphia Redevelopment Authority, Pennsylvania,          10/13 at 100.00           A        601,599
              Multifamily Housing Revenue Bonds, Pavilion Apartments,
              Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
       7,940 Total Pennsylvania                                                                            9,192,647
--------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 1.8%

       1,000 Puerto Rico Electric Power Authority, Power Revenue Bonds,    7/15 at 100.00         AAA      1,041,380
              Series 2005RR, 5.000%, 7/01/25 - XLCA Insured

       3,000 Puerto Rico Housing Finance Authority, Capital Fund Program  12/13 at 100.00          AA      3,106,170
              Revenue Bonds, Series 2003, 5.000%, 12/01/20

       2,000 Puerto Rico, General Obligation and Public Improvement          No Opt. Call         AAA      2,332,680
              Refunding Bonds, Series 1997, 6.500%, 7/01/14 - MBIA
              Insured
--------------------------------------------------------------------------------------------------------------------
       6,000 Total Puerto Rico                                                                             6,480,230
--------------------------------------------------------------------------------------------------------------------

----
62

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
---------------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.1%

   $     200 Greenville, South Carolina, Hospital Facilities Revenue         No Opt. Call         AA-     $      225,890
              Bonds, Series 1990, 6.000%, 5/01/20

             Greenwood County, South Carolina, Hospital Revenue Bonds,
             Self Memorial Hospital, Series 2001:
       2,500  5.500%, 10/01/26                                            10/11 at 100.00           A          2,590,450
       3,250  5.500%, 10/01/31                                            10/11 at 100.00           A          3,353,480

       1,000 Newberry County, South Carolina, Special Source Revenue      12/15 at 100.00          AA          1,042,810
              Bonds, Newberry County Memorial Hospital, Series 2005,
              5.250%, 12/01/29 - RAAI Insured

         500 South Carolina Education Assistance Authority, Guaranteed     9/06 at 100.00           A            500,630
              Student Loan Revenue Refunding Bonds, Series 1994, 6.300%,
              9/01/08 (Alternative Minimum Tax)

          80 South Carolina Housing Finance and Development Authority,     5/06 at 102.00         Aa2             80,574
              Mortgage Revenue Bonds, Series 1996A, 6.350%, 7/01/25
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
       7,530 Total South Carolina                                                                              7,793,834
---------------------------------------------------------------------------------------------------------------------------
             South Dakota - 1.7%

       6,100 South Dakota Education Loans Inc., Revenue Bonds,             6/08 at 102.00          A2          6,343,634
              Subordinate Series 1998-1K, 5.600%, 6/01/20 (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------------
             Tennessee - 5.2%

       2,435 Knox County Health, Educational and Housing Facilities        4/12 at 101.00        Baa3          2,569,047
              Board, Tennessee, Hospital Revenue Bonds, Baptist Health
              System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22

       8,115 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00         AAA          8,678,990
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC
              Insured (Alternative Minimum Tax)

         890 Shelby County Health, Educational and Housing Facilities      8/07 at 105.00         N/R (3)        989,938
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992A, 9.750%, 8/01/19
              (Pre-refunded 8/01/07)

         905 Shelby County Health, Educational and Housing Facilities      8/07 at 105.00         N/R (3)      1,006,622
              Board, Tennessee, ICF/MR Revenue Bonds, Open Arms
              Developmental Centers, Series 1992C, 9.750%, 8/01/19
              (Pre-refunded 8/01/07)

       5,400 Shelby County Health, Educational and Housing Facilities      7/09 at 102.00         N/R          5,615,622
              Board, Tennessee, Revenue Bonds, St. Jude's Children's
              Research Foundation, Series 1999, 5.375%, 7/01/29
---------------------------------------------------------------------------------------------------------------------------
      17,745 Total Tennessee                                                                                  18,860,219
---------------------------------------------------------------------------------------------------------------------------
             Texas - 8.1%

       3,115 Central Texas Regional Mobility Authority, Travis and         1/15 at 100.00         AAA          3,210,973
              Williamson Counties, Toll Road Revenue Bonds, Series 2005,
              5.000%, 1/01/23 - FGIC Insured

       1,190 Fort Worth, Texas, General Obligation Bonds, Series 2003,     3/13 at 100.00         AAA          1,233,138
              5.000%, 3/01/21 - FGIC Insured

             Gregg County Health Facilities Development Corporation,
             Texas, Hospital Revenue Bonds, Good Shepherd Medical Center
             Project, Series 2000:
       3,250  6.375%, 10/01/25 - RAAI Insured                             10/10 at 101.00          AA          3,549,748
       3,000  6.375%, 10/01/29 - RAAI Insured                             10/10 at 101.00          AA          3,276,690

       5,250 Harlingen Independent School District, Cameron County,        8/09 at 100.00         AAA          5,532,975
              Texas, Unlimited Tax School Building Bonds, Series 1999,
              5.500%, 8/15/26 (Pre-refunded 8/15/09)

       3,150 Sam Rayburn Municipal Power Agency, Texas, Power Supply      10/12 at 100.00        Baa2          3,320,258
              System Revenue Refunding Bonds, Series 2002A, 6.000%,
              10/01/21

       4,000 Tarrant County Health Facilities Development Corporation,    11/10 at 101.00          A+ (3)      4,503,160
              Texas, Hospital Revenue Bonds, Adventist Health
              System - Sunbelt Obligated Group, Series 2000, 6.700%,
              11/15/30 (Pre-refunded 11/15/10)

       3,020 Tom Green County Health Facilities Development Corporation,   5/11 at 101.00        Baa3          3,271,717
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.750%, 5/15/21

       1,500 Wichita Falls, Wichita County, Texas, Priority Lien Water     8/11 at 100.00         AAA          1,589,910
              and Sewerage System Revenue Bonds, Series 2001, 5.375%,
              8/01/20 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------
      27,475 Total Texas                                                                                      29,488,569
---------------------------------------------------------------------------------------------------------------------------
             Virginia - 0.9%

       3,000 Prince William County Park Authority, Virginia, Park         10/09 at 101.00          A3          3,188,850
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 6.000%, 10/15/28
---------------------------------------------------------------------------------------------------------------------------

----
63

Portfolio of Investments
NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)          Value
--------------------------------------------------------------------------------------------------------------------
             Washington - 4.3%

   $   2,405 Franklin County Public Utility District 1, Washington,        9/12 at 100.00         AAA $    2,601,561
              Electric Revenue Refunding Bonds, Series 2002, 5.625%,
              9/01/20 - MBIA Insured

       5,000 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00         AAA      5,347,500
              Bonds, Terminal 18, Series 1999B, 6.000%, 9/01/20 - MBIA
              Insured (Alternative Minimum Tax)

       1,920 Washington State Healthcare Facilities Authority, Revenue     1/11 at 102.00         Aa3      2,031,398
              Bonds, Sea-Mar Community Health Centers, Series 2001,
              5.750%, 1/01/26

       5,175 Washington State Tobacco Settlement Authority, Tobacco        6/13 at 100.00         BBB      5,628,589
              Settlement Asset-Backed Revenue Bonds, Series 2002,
              6.500%, 6/01/26
--------------------------------------------------------------------------------------------------------------------
      14,500 Total Washington                                                                             15,609,048
--------------------------------------------------------------------------------------------------------------------
             Wisconsin - 2.6%

       2,635 Badger Tobacco Asset Securitization Corporation, Wisconsin,   6/12 at 100.00         BBB      2,782,507
              Tobacco Settlement Asset-Backed Bonds, Series 2002,
              6.125%, 6/01/27

       3,500 Madison, Wisconsin, Industrial Development Revenue            4/12 at 100.00         AA-      3,727,710
              Refunding Bonds, Madison Gas and Electric Company
              Projects, Series 2002A, 5.875%, 10/01/34 (Alternative
              Minimum Tax)

       2,760 Manitowoc, Wisconsin, Power System Revenue Bonds, Series     10/14 at 100.00         AAA      2,868,551
              2004, 5.000%, 10/01/23 - FGIC Insured
--------------------------------------------------------------------------------------------------------------------
       8,895 Total Wisconsin                                                                               9,378,768
--------------------------------------------------------------------------------------------------------------------
             Wyoming - 0.2%

       1,000 Wyoming Loan and Investment Board, Capital Facilities        10/14 at 100.00          AA      1,037,190
              Revenue Bonds, Series 2005, 5.000%, 10/01/24
--------------------------------------------------------------------------------------------------------------------
   $ 331,720 Total Long-Term Investments (cost $339,433,099) - 97.0%                                     353,089,677
--------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 1.1%

       2,000 New York City, New York, General Obligation Bonds, Variable                         A-1+      2,000,000
              Rate Demand Obligations, Fiscal Series 2002A-7, 3.760%,
              11/01/24 - AMBAC Insured (4)

       2,000 South Fork Municipal Authority, Pennsylvania, Hospital                              A-1+      2,000,000
              Revenue Bonds, Conemaugh Health System - South Fork
              Hospital, Variable Rate Demand Obligations, Series 1998A,
              3.790%, 7/01/28 - MBIA Insured (4)
--------------------------------------------------------------------------------------------------------------------
   $   4,000 Total Short-Term Investments (cost $4,000,000)                                                4,000,000
--------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $343,433,099) - 98.1%                                               357,089,677
             ------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 1.9%                                                          6,885,924
             ------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $  363,975,601
             ------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Not rated.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
64

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Alabama - 4.6%

$     10,000 Alabama Incentives Financing Authority, Special Obligation   10/09 at 102.00         AAA $    10,852,200
              Bonds, Series 1999A, 6.000%, 10/01/29 - AMBAC Insured

       5,000 Houston County Health Care Authority, Alabama, Revenue       10/09 at 101.00         Aaa       5,376,250
              Bonds, Series 2000, 6.125%, 10/01/25 - AMBAC Insured

       1,465 Montgomery, Alabama, General Obligation Warrants, Series      5/12 at 101.00         AAA       1,561,441
              2003, 5.250%, 5/01/20 - AMBAC Insured

       9,000 University of Alabama, Birmingham, Hospital Revenue Bonds,    9/10 at 101.00         AAA       9,749,160
              Birmingham Hospital, Series 2000A, 5.875%, 9/01/31 - MBIA
              Insured

       4,000 University of Alabama, Tuscaloosa, General Revenue Bonds,     7/14 at 100.00         AAA       4,131,160
              Series 2004A, 5.000%, 7/01/29 - MBIA Insured

      12,255 Walker County, Alabama, General Obligation Bonds, Series       8/12 at 77.49         AAA       7,210,352
              2002, 0.000%, 2/01/32 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      41,720 Total Alabama                                                                                 38,880,563
---------------------------------------------------------------------------------------------------------------------
             Alaska - 0.6%

       4,500 Alaska Industrial Development and Export Authority,           4/07 at 102.00         AAA       4,666,140
              Revolving Fund Bonds, Series 1997A, 5.900%, 4/01/17 - MBIA
              Insured (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
             Arizona - 0.9%

       1,350 Arizona State University, Certificates of Participation,      3/15 at 100.00         AAA       1,397,223
              Resh Infrastructure Projects, Series 2005A, 5.000%,
              9/01/25 - AMBAC Insured

       1,000 Phoenix Civic Improvement Corporation, Arizona, Junior Lien   7/14 at 100.00         AAA       1,039,720
              Wastewater System Revenue Bonds, Series 2004, 5.000%,
              7/01/24 - MBIA Insured

       4,970 Phoenix Industrial Development Authority, Arizona, GNMA       6/11 at 102.00         Aaa       5,171,235
              Collateralized Multifamily Housing Revenue Bonds,
              Campaigne Place on Jackson, Series 2001, 5.800%, 6/20/41
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       7,320 Total Arizona                                                                                  7,608,178
---------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.2%

       2,000 University of Arkansas, Fayetteville, Revenue Bonds,         11/14 at 100.00         Aaa       2,067,900
              Medical Sciences Campus, Series 2004B, 5.000%,
              11/01/26 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
             California - 15.7%

       5,000 California Department of Veterans Affairs, Home Purchase      6/12 at 101.00         AAA       5,284,300
              Revenue Bonds, Series 2002A, 5.350%, 12/01/27 - AMBAC
              Insured

       1,000 California Department of Water Resources, Water System       12/14 at 100.00         AAA       1,034,900
              Revenue Bonds, Central Valley Project, Series 2005AC,
              5.000%, 12/01/27 - MBIA Insured

       1,340 California Educational Facilities Authority, Revenue Bonds,  10/15 at 100.00         Aaa       1,438,289
              Occidental College, Series 2005A, 5.250%, 10/01/24 - MBIA
              Insured

       1,000 California Health Facilities Financing Authority, Revenue    11/15 at 100.00          A3       1,011,710
              Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
              11/15/27

       5,000 California State Public Works Board, Lease Revenue Bonds,     3/12 at 100.00         AAA       5,117,850
              Department of General Services, Series 2002B, 5.000%,
              3/01/27 - AMBAC Insured

       2,250 California State University, Systemwide Revenue Bonds,        5/15 at 100.00         AAA       2,341,868
              Series 2005A, 5.000%, 11/01/25 - AMBAC Insured

       5,000 California, General Obligation Bonds, Series 2003, 5.000%,    8/13 at 100.00           A       5,079,300
              2/01/32

       4,500 California, General Obligation Bonds, Series 2004, 5.000%,   12/14 at 100.00         AAA       4,637,655
              6/01/31 - AMBAC Insured

       1,385 Fullerton Public Financing Authority, California, Tax         9/15 at 100.00         AAA       1,430,317
              Allocation Revenue Bonds, Series 2005, 5.000%,
              9/01/27 - AMBAC Insured

       6,000 Los Angeles Community Redevelopment Agency, California, Tax  12/14 at 100.00         AAA       6,200,760
              Allocation Bonds, Bunker Hill Project, Series 2004A,
              5.000%, 12/01/24 - FSA Insured

       2,790 Los Angeles County Metropolitan Transportation Authority,     7/15 at 100.00         AAA       2,909,719
              California, Proposition A First Tier Senior Sales Tax
              Revenue Bonds, Series 2005A, 5.000%, 7/01/24 - AMBAC
              Insured

----
65

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                   Optional Call
Amount (000)    Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------------
                California (continued)

$      5,470    Los Angeles Harbors Department, California, Revenue Bonds,    8/16 at 102.00         AAA $     5,701,545
                 Series 2006A, 5.000%, 8/01/22 (WI/DD, Settling
                 5/04/06) - FGIC Insured (Alternative Minimum Tax)

       3,000    Los Angeles Unified School District, California, General      7/16 at 100.00         AAA       3,139,920
                 Obligation Bonds, Series 2006F, 5.000%, 7/01/24 - FGIC
                 Insured

       8,000    Oakland, California, Insured Revenue Bonds, 1800 Harrison     1/10 at 100.00         AAA       8,642,080
                 Foundation - Kaiser Permanente, Series 1999A, 6.000%,
                 1/01/29 (Pre-refunded 1/01/10) - AMBAC Insured

       2,355    Oakland, California, Sewerage Revenue Bonds, Series 2004A,    6/14 at 100.00         AAA       2,443,242
                 5.000%, 6/15/25 - FSA Insured

      13,750    Ontario Redevelopment Financing Authority, San Bernardino     6/06 at 100.00         AAA      14,181,199
                 County, California, Revenue Bonds, Redevelopment Project
                 1, Series 1993, 5.800%, 8/01/23 - MBIA Insured (ETM)

      10,000    Orange County Sanitation District, California, Certificates   8/13 at 100.00         AAA      10,525,700
                 of Participation, Series 2003, 5.250%, 2/01/27 - FGIC
                 Insured

       2,035    Redding, California, Electric System Revenue Certificates     6/15 at 100.00         AAA       2,091,024
                 of Participation, Series 2005, 5.000%, 6/01/30 - FGIC
                 Insured

       2,000    Rio Hondo Community College District, California, General     8/15 at 100.00         AAA       2,092,640
                 Obligation Bonds, Series 2005A, 5.000%, 8/01/22 - FGIC
                 Insured

       4,170    Sacramento County Sanitation District Financing Authority,    8/15 at 100.00         AAA       4,356,691
                 California, County Sanitation District 1 Revenue Bonds,
                 Series 2005, 5.000%, 8/01/23 - MBIA Insured

       2,500    Sacramento County Sanitation District Financing Authority,   12/15 at 100.00         AAA       2,564,825
                 California, Revenue Bonds, Series 2005B, 4.750%,
                 12/01/21 - FGIC Insured

       2,000    Sacramento Municipal Utility District, California, Electric   8/13 at 100.00         AAA       2,081,800
                 Revenue Bonds, Series 2003R, 5.000%, 8/15/22 - MBIA Insured

      10,000    San Diego County Water Authority, California, Water Revenue   5/15 at 100.00         AAA      10,296,000
                 Certificates of Participation, Series 2004A, 5.000%,
                 5/01/30 - FSA Insured

       1,030    San Diego County, California, Certificates of                 2/15 at 100.00         AAA       1,063,475
                 Participation, Edgemoor Facility Project and Regional
                 System, Series 2005, 5.000%, 2/01/25 - AMBAC Insured

       1,500    San Diego Unified Port District, California, Revenue Bonds,   9/14 at 100.00         AAA       1,540,560
                 Series 2004B, 5.000%, 9/01/29 - MBIA Insured

       6,995    San Francisco Airports Commission, California, Revenue        5/11 at 100.00         AAA       7,153,926
                 Refunding Bonds, San Francisco International Airport,
                 Second Series 2001, Issue 27A, 5.250%, 5/01/31 - MBIA
                 Insured (Alternative Minimum Tax)

       8,390    San Joaquin Hills Transportation Corridor Agency, Orange        No Opt. Call         AAA       3,534,623
                 County, California, Toll Road Revenue Bonds, Series 1997A,
                 0.000%, 1/15/24 - MBIA Insured

       6,100    San Luis Obispo County, California, Certificates of          10/12 at 100.00         AAA       6,250,426
                 Participation, New County Government Center, Series 2002A,
                 5.000%, 10/15/27 - MBIA Insured

       6,000    San Ramon Valley Unified School District, Contra Costa        8/14 at 100.00         AAA       6,236,100
                 County, California, General Obligation Bonds, Series 2004,
                 5.000%, 8/01/24 - FSA Insured

       2,000    Walnut Energy Center Authority, California, Electric          1/14 at 100.00         AAA       2,046,560
                 Revenue Bonds, Turlock Irrigation District, Series 2004A,
                 5.000%, 1/01/34 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------
     132,560    Total California                                                                             132,429,004
---------------------------------------------------------------------------------------------------------------------------
                Colorado - 3.7%

                Broomfield, Colorado, Master Facilities Lease Purchase
                Agreement, Certificates of Participation, Series 1999:
       5,030     5.875%, 12/01/19 - AMBAC Insured                            12/09 at 100.00         AAA       5,355,743
       5,000     6.000%, 12/01/29 - AMBAC Insured                            12/09 at 100.00         AAA       5,343,350

       2,140    Colorado Educational and Cultural Facilities Authority,       9/15 at 100.00         AAA       2,260,760
                 Charter School Revenue Bonds, Bromley School, Series 2005,
                 5.250%, 9/15/32 - XLCA Insured

      10,000    Colorado Health Facilities Authority, Hospital Improvement    5/09 at 101.00         AAA      10,654,000
                 Revenue Bonds, NCMC Inc., Series 1999, 5.750%, 5/15/24
                 (Pre-refunded 5/15/09) - FSA Insured

       3,750    E-470 Public Highway Authority, Colorado, Senior Revenue       9/10 at 65.63         AAA       2,077,800
                 Bonds, Series 2000B, 0.000%, 9/01/17 (Pre-refunded
                 9/01/10) - MBIA Insured

----
66

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Colorado (continued)

$      1,095 El Paso County, Colorado, GNMA Collateralized Mortgage       12/12 at 100.00         Aaa $     1,111,874
              Revenue Bonds, Stetson Meadows Project, Series 2002A,
              5.100%, 12/20/22 (Alternative Minimum Tax)

       2,785 Mesa County Valley School District 51, Grand Junction,       12/14 at 100.00         Aaa       2,900,327
              Colorado, General Obligation Bonds, Series 2004A, 5.000%,
              12/01/23 - MBIA Insured

       1,650 University of Colorado, Enterprise System Revenue Bonds,      6/15 at 100.00         AAA       1,715,307
              Series 2005, 5.000%, 6/01/26 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
      31,450 Total Colorado                                                                                31,419,161
---------------------------------------------------------------------------------------------------------------------
             Connecticut - 0.5%

       4,250 Connecticut, Special Tax Obligation Transportation            7/15 at 100.00         AAA       4,442,185
              Infrastructure Bonds, Series 2004A, 5.000%,
              7/01/24 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Florida - 3.5%

       1,480 Florida Housing Finance Corporation, Homeowner Mortgage       1/10 at 100.00         AAA       1,512,886
              Revenue Bonds, Series 2000-4 , 6.250%, 7/01/22 - FSA
              Insured (Alternative Minimum Tax)

       3,930 Florida Housing Finance Corporation, Housing Revenue Bonds,   8/10 at 100.00         AAA       4,079,065
              Sundance Pointe Apartments, Series 2000N-1, 6.050%,
              2/01/41 - FSA Insured (Alternative Minimum Tax)

       5,980 Miami-Dade County Housing Finance Authority, Florida,         1/11 at 102.00         AAA       6,543,914
              Multifamily Housing Revenue Bonds, Sunset Bay Apartments,
              Series 2000-5A, 6.050%, 1/01/41 - FSA Insured (Alternative
              Minimum Tax)

             Miami-Dade County, Florida, Aviation Revenue Bonds, Miami
             International Airport, Series 2002:
       3,500  5.250%, 10/01/22 - FGIC Insured (Alternative Minimum Tax)   10/12 at 100.00         AAA       3,645,915
       6,350  5.375%, 10/01/27 - FGIC Insured (Alternative Minimum Tax)   10/12 at 100.00         AAA       6,625,844

             Palm Beach County Housing Finance Authority, Florida,
             Multifamily Housing Revenue Bonds, Pinnacle Palms
             Apartments, Series 2001A:
         970  5.550%, 7/01/21 - FSA Insured (Alternative Minimum Tax)      7/11 at 100.00         AAA       1,004,222
       2,505  5.750%, 7/01/37 - FSA Insured (Alternative Minimum Tax)      7/11 at 100.00         AAA       2,587,815

       3,000 Tallahassee, Florida, Energy System Revenue Bonds, Series    10/15 at 100.00         AAA       3,103,590
              2005, 5.000%, 10/01/30 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      27,715 Total Florida                                                                                 29,103,251
---------------------------------------------------------------------------------------------------------------------
             Georgia - 3.3%

       2,000 Atlanta and Fulton County Recreation Authority, Georgia,     12/15 at 100.00         AAA       2,070,020
              Guaranteed Revenue Bonds, Park Improvement, Series 2005A,
              5.000%, 12/01/30 - MBIA Insured

       4,955 Cobb County Development Authority, Georgia, University        7/14 at 100.00         Aaa       5,274,003
              Facilities Revenue Bonds, Kennesaw State University,
              Series 2004C, 5.250%, 7/15/24 - MBIA Insured

       1,085 Columbus, Georgia, Water and Sewerage Revenue Bonds, Series   5/14 at 100.00         AAA       1,127,424
              2005, 5.000%, 5/01/25 - MBIA Insured

             Fulton County Development Authority, Georgia, Revenue
             Bonds, Georgia Tech Molecular Science Building, Series 2004:
       1,250  5.250%, 5/01/21 - MBIA Insured                               5/14 at 100.00         AAA       1,330,600
       2,490  5.250%, 5/01/23 - MBIA Insured                               5/14 at 100.00         AAA       2,648,837
       2,440  5.000%, 5/01/36 - MBIA Insured                               5/14 at 100.00         AAA       2,508,881

             Marietta Development Authority, Georgia, First Mortgage
             Revenue Bonds, Life College Inc., Series 1995A:
       3,020  5.950%, 9/01/19 - FSA Insured                                9/06 at 101.00         AAA       3,085,383
       6,180  6.250%, 9/01/25 - FSA Insured                                9/06 at 101.00         AAA       6,315,589

       2,250 Oconee County Industrial Development Authority, Georgia,      7/13 at 100.00         Aaa       2,358,675
              Revenue Bonds, University of Georgia Office of Information
              and Instructional Technology, Series 2003, 5.250%,
              7/01/23 - XLCA Insured

       1,000 Richmond County Development Authority, Georgia, Revenue       7/15 at 100.00         Aaa       1,028,470
              Bonds, Augusta State University, Jaguar Student Center
              Project, Series 2005A, 5.000%, 7/01/29 - XLCA Insured
---------------------------------------------------------------------------------------------------------------------
      26,670 Total Georgia                                                                                 27,747,882
---------------------------------------------------------------------------------------------------------------------
             Hawaii - 0.9%

       3,300 Hawaii, General Obligation Bonds, ROL-SER II-R-153, 8.415%,   2/12 at 100.00         AAA       3,987,060
              2/01/21 - FSA Insured (IF)

       3,065 Hawaii, General Obligation Bonds, Series 2004DE, 5.000%,     10/14 at 100.00         AAA       3,183,340
              10/01/24 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
       6,365 Total Hawaii                                                                                   7,170,400
---------------------------------------------------------------------------------------------------------------------

----
67

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                   Optional Call
Amount (000)    Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------------
                Illinois - 5.1%

$      9,000    Chicago, Illinois, Second Lien General Airport Revenue        1/10 at 101.00         AAA $     9,432,090
                 Refunding Bonds, O'Hare International Airport, Series
                 1999, 5.500%, 1/01/18 - AMBAC Insured (Alternative Minimum
                 Tax)

       2,875    Chicago, Illinois, Third Lien General Airport Revenue         1/16 at 100.00         AAA       3,057,534
                 Bonds, O'Hare International Airport, Series 2005A, 5.250%,
                 1/01/24 - MBIA Insured

       3,000    Chicago, Illinois, Third Lien General Airport Revenue         1/12 at 100.00         AAA       3,200,460
                 Refunding Bonds, O'Hare International Airport, Series
                 2002A, 5.750%, 1/01/19 - MBIA Insured (Alternative Minimum
                 Tax)

       2,930    Cicero, Cook County, Illinois, General Obligation Corporate   6/06 at 101.00         AAA       2,965,277
                 Purpose Bonds, Series 1994A, 6.400%, 12/01/14  - MBIA
                 Insured

       1,945    Illinois Development Finance Authority, Local Government      1/12 at 100.00         AAA       2,039,041
                 Program Revenue Bonds, O'Fallon Project, Series 2002,
                 5.250%, 1/01/24 - FGIC Insured

       6,500    Illinois Development Finance Authority, Revenue Bonds,       11/10 at 101.00         AAA       7,033,195
                 Adventist Health System - Sunbelt Obligated Group, Series
                 1997A, 5.875%, 11/15/20 - MBIA Insured

       2,705    Illinois, General Obligation Bonds, Illinois FIRST Program,  12/10 at 100.00         AAA       2,858,022
                 Series 2000, 5.400%, 12/01/20 - MBIA Insured

       8,025    Metropolitan Pier and Exposition Authority, Illinois,           No Opt. Call         AAA       3,800,159
                 Revenue Refunding Bonds, McCormick Place Expansion
                 Project, Series 1996A, 0.000%, 12/15/21 - MBIA Insured

       8,000    University of Illinois, Certificates of Participation,        8/11 at 100.00         AAA       8,466,080
                 Utility Infrastructure Projects, Series 2001A, 5.000%,
                 8/15/21 (Pre-refunded 8/15/11) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------------
      44,980    Total Illinois                                                                                42,851,858
---------------------------------------------------------------------------------------------------------------------------
                Indiana - 5.0%

                Boone County Hospital Association, Indiana, Lease Revenue
                Bonds, Series 2001:
       3,190     5.500%, 1/15/21 (Pre-refunded 7/15/11) - FGIC Insured        7/11 at 100.00         AAA       3,438,182
       8,605     5.500%, 1/15/26 (Pre-refunded 7/15/11) - FGIC Insured        7/11 at 100.00         AAA       9,274,469

       4,000    Huntington Countywide School Building Corporation II,         7/12 at 100.00         AAA       4,161,880
                 Indiana, First Mortgage Bonds, Series 2002, 5.125%,
                 7/15/22 - MBIA Insured

                Indiana Housing Finance Authority, Single Family Mortgage
                Revenue Bonds, Series 1997B-2:
         335     6.000%, 7/01/16 (Alternative Minimum Tax)                    1/07 at 101.50         Aaa         342,347
       1,935     6.125%, 1/01/27 (Alternative Minimum Tax)                    1/07 at 101.50         Aaa       1,980,821

      11,915    Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00         AAA      12,718,547
                 Waterworks Project, Series 2002A, 5.125%, 7/01/27
                 (Pre-refunded 7/01/12) - MBIA Insured

       6,085    Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00         AAA       6,280,694
                 Waterworks Project, Series 2002A, 5.125%, 7/01/27 - MBIA
                 Insured

       3,000    Portage Township Multi-School Building Corporation, Porter    7/12 at 100.00         AAA       3,145,020
                 County, Indiana, First Mortgage Bonds, Series 2002,
                 5.125%, 7/15/22 - FGIC Insured

       1,005    St. Joseph County, Indiana, Economic Development Revenue      4/12 at 100.00         AAA       1,065,531
                 Bonds, St. Mary's College, Series 2002, 5.375%,
                 4/01/22 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------
      40,070    Total Indiana                                                                                 42,407,491
---------------------------------------------------------------------------------------------------------------------------
                Kansas - 0.9%

       3,885    Kansas Development Finance Authority, Revenue Bonds, State    5/15 at 100.00         AAA       4,011,573
                 Projects, Series 2005H, 5.000%, 5/01/32 - MBIA Insured

       3,065    Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2,     9/14 at 101.00         AAA       3,203,538
                 5.000%, 9/01/26 - FSA Insured
---------------------------------------------------------------------------------------------------------------------------
       6,950    Total Kansas                                                                                   7,215,111
---------------------------------------------------------------------------------------------------------------------------
                Louisiana - 0.9%

       3,020    Lafayette City and Parish, Louisiana, Utilities Revenue      11/14 at 100.00         AAA       3,212,676
                 Bonds, Series 2004, 5.250%, 11/01/22 - MBIA Insured

       2,685    Louisiana Public Facilities Authority, Hospital Revenue       8/15 at 100.00          A+       2,741,224
                 Bonds, Franciscan Missionaries of Our Lady Health System,
                 Series 2005A, 5.250%, 8/15/31

       1,640    Louisiana Public Facilities Authority, Revenue Bonds, Baton   7/14 at 100.00         AAA       1,728,986
                 Rouge General Hospital, Series 2004, 5.250%,
                 7/01/24 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------------
       7,345    Total Louisiana                                                                                7,682,886
---------------------------------------------------------------------------------------------------------------------------

----
68

   Principal                                                                   Optional Call
Amount (000)    Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
                Maine - 0.0%

$        180    Maine Health and Higher Educational Facilities Authority,     7/07 at 100.00         AAA $       183,883
                 Revenue Bonds, Series 1995A, 5.875%, 7/01/25 - FSA Insured
------------------------------------------------------------------------------------------------------------------------
                Maryland - 0.4%

                Baltimore, Maryland, Senior Lien Convention Center Hotel
                Revenue Bonds, Series 2006A:
       1,050     5.250%, 9/01/27 - XLCA Insured                               9/16 at 100.00         AAA       1,121,201
       1,750     5.250%, 9/01/28 - XLCA Insured                               9/16 at 100.00         AAA       1,867,180
------------------------------------------------------------------------------------------------------------------------
       2,800    Total Maryland                                                                                 2,988,381
------------------------------------------------------------------------------------------------------------------------
                Massachusetts - 2.2%

       1,000    Massachusetts Health and Educational Facilities Authority,    7/15 at 100.00         BBB         991,850
                 Revenue Bonds, UMass Memorial Health Care, Series 2005D,
                 5.000%, 7/01/33

       9,095    Massachusetts Housing Finance Agency, Rental Housing          1/11 at 100.00         AAA       9,379,401
                 Mortgage Revenue Bonds, Series 2001A, 5.800%,
                 7/01/30 - AMBAC Insured (Alternative Minimum Tax)

       8,000    Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00         AAA       8,586,480
                 Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded
                 1/01/14) - FGIC Insured
------------------------------------------------------------------------------------------------------------------------
      18,095    Total Massachusetts                                                                           18,957,731
------------------------------------------------------------------------------------------------------------------------
                Michigan - 7.5%

      12,130    Bay City, Bay County, Michigan, Unlimited Tax General           No Opt. Call         AAA       5,833,560
                 Street Improvement Bonds, Series 1991, 0.000%,
                 6/01/21 - AMBAC Insured

       8,575    Charlotte Public School District, Easton County, Michigan,    5/15 at 100.00         AAA       8,867,150
                 General Obligation Bonds, Series 2005, 5.000%,
                 5/01/29 - MBIA Insured

                Detroit, Michigan, General Obligation Bonds, Series 2003A:
       2,705     5.250%, 4/01/14 - XLCA Insured                               4/13 at 100.00         AAA       2,884,937
       2,995     5.250%, 4/01/16 - XLCA Insured                               4/13 at 100.00         AAA       3,165,595

       7,280    Michigan Housing Development Authority, Rental Housing        4/07 at 102.00         AAA       7,553,728
                 Revenue Bonds, Series 1997A, 6.100%, 10/01/33 - AMBAC
                 Insured (Alternative Minimum Tax)

                Michigan State Hospital Finance Authority, Hospital Revenue
                Bonds, Ascension Health Credit Group, Series 1999A:
      13,500     5.750%, 11/15/17 (Pre-refunded 11/15/09) - MBIA Insured     11/09 at 101.00         AAA      14,493,059
      13,675     6.125%, 11/15/26 (Pre-refunded 11/15/09) - MBIA Insured     11/09 at 101.00         AAA      14,844,895

       5,455    Wayne County, Michigan, Airport Revenue Bonds, Detroit       12/12 at 100.00         AAA       5,796,483
                 Metropolitan Airport, Series 2002D, 5.500%,
                 12/01/16 - FGIC Insured (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
      66,315    Total Michigan                                                                                63,439,407
------------------------------------------------------------------------------------------------------------------------
                Minnesota - 1.7%

       2,150    Minneapolis-St. Paul Metropolitan Airports Commission,        1/11 at 100.00         AAA       2,284,827
                 Minnesota, Subordinate Lien Airport Revenue Bonds, Series
                 2001D, 5.750%, 1/01/16 - FGIC Insured (Alternative Minimum
                 Tax)

       1,670    Rochester, Minnesota, Health Care Facilities Revenue Bonds,   5/16 at 100.00          AA       1,704,268
                 Series 2006, 5.000%, 11/15/36 (WI/DD, Settling 5/11/06)

       9,675    St. Cloud, Minnesota, Healthcare Revenue Bonds, St. Cloud     5/10 at 101.00         Aaa      10,423,264
                 Hospital Obligated Group, Series 2000A, 5.875%,
                 5/01/30 - FSA Insured
------------------------------------------------------------------------------------------------------------------------
      13,495    Total Minnesota                                                                               14,412,359
------------------------------------------------------------------------------------------------------------------------
                Mississippi - 1.0%

       7,450    Walnut Grove Correctional Authority, Mississippi,            11/09 at 102.00         AAA       8,122,363
                 Certificates of Participation, Department of Corrections,
                 Series 1999, 6.000%, 11/01/19 (Pre-refunded
                 11/01/09) - AMBAC Insured
------------------------------------------------------------------------------------------------------------------------
                Missouri - 0.9%

       7,600    Missouri-Illinois Metropolitan District Bi-State             10/13 at 100.00         AAA       7,881,048
                 Development Agency, Mass Transit Sales Tax Appropriation
                 Bonds, Metrolink Cross County Extension Project, Series
                 2002B, 5.000%, 10/01/23 - FSA Insured
------------------------------------------------------------------------------------------------------------------------

----
69

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Montana - 0.1%

$      1,000 Montana State University, General Revenue Bonds, Series      11/14 at 100.00         AAA $     1,046,330
              2004I, 5.000%, 11/15/21 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Nevada - 1.2%

       3,625 Clark County, Nevada, Industrial Development Revenue Bonds,  12/09 at 102.00         AAA       3,929,246
              Southwest Gas Corporation, Series 1999A, 6.100%,
              12/01/38 - AMBAC Insured (Alternative Minimum Tax)

       2,000 Clark County, Nevada, Industrial Development Revenue          5/06 at 100.00         AAA       2,062,000
              Refunding Bonds, Nevada Power Company, Series 1992C,
              7.200%, 10/01/22 (Pre-refunded 5/30/06) - AMBAC Insured

       2,000 Clark County, Nevada, Subordinate Lien Airport Revenue        7/14 at 100.00         AAA       2,080,140
              Bonds, Series 2004A-2, 5.125%, 7/01/25 - FGIC Insured

       2,100 Henderson Redevelopment Agency, Nevada, Senior Lien Tax      10/12 at 101.00         AAA       2,234,106
              Allocation Bonds, Series 2002A, 5.250%, 10/01/25 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
       9,725 Total Nevada                                                                                  10,305,492
---------------------------------------------------------------------------------------------------------------------
             New Jersey - 2.5%

             New Jersey Economic Development Authority, Revenue Bonds,
             Motor Vehicle Surcharge, Series 2004A:
       1,775  5.000%, 7/01/22 - MBIA Insured                               7/14 at 100.00         AAA       1,843,036
       1,775  5.000%, 7/01/23 - MBIA Insured                               7/14 at 100.00         AAA       1,840,569

             New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
       6,500  5.000%, 1/01/19 - FGIC Insured                               7/13 at 100.00         AAA       6,771,830
       4,000  5.000%, 1/01/23 - FSA Insured                                7/13 at 100.00         AAA       4,143,560

             New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
       3,000  5.000%, 1/01/21 - FSA Insured                                1/15 at 100.00         AAA       3,129,570
       3,315  5.000%, 1/01/25 - FSA Insured                                1/15 at 100.00         AAA       3,448,462
---------------------------------------------------------------------------------------------------------------------
      20,365 Total New Jersey                                                                              21,177,027
---------------------------------------------------------------------------------------------------------------------
             New York - 5.9%

       1,880 Dormitory Authority of the State of New York, FHA-Insured     2/15 at 100.00         AAA       1,953,508
              Mortgage Revenue Bonds, Montefiore Hospital, Series 2004,
              5.000%, 8/01/23 - FGIC Insured

       1,665 Dormitory Authority of the State of New York, Revenue         2/15 at 100.00         AAA       1,727,887
              Bonds, Mental Health Services Facilities Improvements,
              Series 2005B, 5.000%, 2/15/25 - AMBAC Insured

       1,665 Dormitory Authority of the State of New York, State           3/15 at 100.00         AAA       1,733,348
              Personal Income Tax Revenue Bonds, Series 2005F, 5.000%,
              3/15/24 - AMBAC Insured

       5,000 Long Island Power Authority, New York, Electric System        6/16 at 100.00         AAA       5,211,100
              General Revenue Bonds, Series 2006A, 5.000%,
              12/01/25 - FGIC Insured

       4,600 Metropolitan Transportation Authority, New York,             11/15 at 100.00           A       4,714,310
              Transportation Revenue Bonds, Series 2005F, 5.000%,
              11/15/30

       1,250 New York City Municipal Water Finance Authority, New York,    6/15 at 100.00         AAA       1,301,538
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2005C, 5.000%, 6/15/25 - MBIA Insured

       2,750 New York City Municipal Water Finance Authority, New York,    6/16 at 100.00         AA+       2,843,775
              Water and Sewerage System Revenue Bonds, Fiscal Series
              2006D, 5.000%, 6/15/29

             New York City Sales Tax Asset Receivable Corporation, New
             York, Dedicated Revenue Bonds, Local Government Assistance
             Corporation, Series 2004A:
       4,825  5.000%, 10/15/24 - MBIA Insured                             10/14 at 100.00         AAA       5,032,861
       1,665  5.000%, 10/15/25 - MBIA Insured                             10/14 at 100.00         AAA       1,736,728

       5,000 New York City, New York, General Obligation Bonds, Fiscal     4/15 at 100.00         AAA       5,187,500
              Series 2005M, 5.000%, 4/01/26 - FGIC Insured

         135 New York City, New York, General Obligation Bonds, Series       No Opt. Call         AAA         136,029
              1991B, 7.000%, 2/01/18 - AMBAC Insured

       3,220 New York State Thruway Authority, General Revenue Bonds,      7/15 at 100.00         AAA       3,350,796
              Series 2005G, 5.000%, 1/01/26 - FSA Insured

----
70

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             New York (continued)

             New York State Thruway Authority, Highway and Bridge Trust
             Fund Bonds, Second Generation, Series 2005B:
$      2,030  5.000%, 4/01/21 - AMBAC Insured                             10/15 at 100.00         AAA $     2,128,658
       2,165  5.000%, 4/01/22 - AMBAC Insured                             10/15 at 100.00         AAA       2,268,530
       2,835  5.000%, 4/01/24 - AMBAC Insured                             10/15 at 100.00         AAA       2,959,428

             New York State Urban Development Corporation, State
             Personal Income Tax Revenue Bonds, Series 2004A-1:
       2,655  5.000%, 3/15/24 - FGIC Insured                               3/14 at 100.00         AAA       2,751,934
       1,515  5.000%, 3/15/25 - FGIC Insured                               3/14 at 100.00         AAA       1,570,313
       1,000  5.000%, 3/15/26 - FGIC Insured                               3/14 at 100.00         AAA       1,035,840

       2,000 Port Authority of New York and New Jersey, Consolidated       6/15 at 101.00         AAA       2,083,820
              Revenue Bonds, One Hundred Fortieth Series 2005, 5.000%,
              12/01/27 - XLCA Insured
---------------------------------------------------------------------------------------------------------------------
      47,855 Total New York                                                                                49,727,903
---------------------------------------------------------------------------------------------------------------------
             North Carolina - 0.3%

       2,400 Mooresville, North Carolina, Enterprise System Revenue        5/14 at 100.00         AAA       2,490,552
              Bonds, Series 2004, 5.000%, 5/01/25 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
             North Dakota - 0.6%

       5,000 Fargo, North Dakota, Health System Revenue Bonds, MeritCare   6/12 at 100.00         AAA       5,135,200
              Obligated Group, Series 2002A, 5.125%, 6/01/27 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
             Ohio - 1.1%

       1,000 Cleveland Municipal School District, Cuyahoga County, Ohio,   6/14 at 100.00         AAA       1,062,550
              General Obligation Bonds, Series 2004, 5.250%,
              12/01/23 - FSA Insured

       2,500 Columbus, Ohio, Tax Increment Financing Bonds, Easton         6/14 at 100.00         AAA       2,581,325
              Project, Series 2004A, 5.000%, 12/01/23 - AMBAC Insured

       2,240 Marysville Exempt Village School District, Union County,     12/15 at 100.00         AAA       2,337,910
              Ohio, General Obligation Bonds, Series 2005, 5.000%,
              12/01/24 - FSA Insured

       2,900 Ross Local School District, Butler County, Ohio, General     12/13 at 100.00         Aaa       2,991,321
              Obligation Bonds, Series 2003, 5.000%, 12/01/28 - FSA
              Insured
---------------------------------------------------------------------------------------------------------------------
       8,640 Total Ohio                                                                                     8,973,106
---------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.3%

       5,000 Oklahoma State Industries Authority, Health System Revenue    6/06 at 102.00         AAA       5,109,950
              Bonds, Baptist Medical Center, Series 1995C, 6.250%,
              8/15/12 - AMBAC Insured (ETM)

       2,890 Oklahoma State Industries Authority, Health System Revenue    8/09 at 101.00         AAA       3,060,741
              Bonds, Integris Baptist Medical Center, Series 1999A,
              5.750%, 8/15/29 - MBIA Insured

       2,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00         AAA       2,130,160
              Revenue Bonds, Tulsa International Airport, Series 1999A,
              6.000%, 6/01/21 - FGIC Insured

       1,000 Tulsa Airports Improvement Trust, Oklahoma, General Airport   6/10 at 100.00         AAA       1,069,730
              Revenue Bonds, Tulsa International Airport, Series 1999B,
              6.125%, 6/01/26 - FGIC Insured (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      10,890 Total Oklahoma                                                                                11,370,581
---------------------------------------------------------------------------------------------------------------------
             Oregon - 0.3%

       2,500 Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00         AA+       2,614,000
              Revenue Bonds, Series 2004A, 5.000%, 11/15/21
---------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 2.8%

         550 Central Dauphin School District, Dauphin County,              2/16 at 100.00         AAA         663,498
              Pennsylvania, General Obligation Bonds, Series 2006,
              6.750%, 2/01/24 (WI/DD, Settling 5/15/06) - MBIA Insured

       4,980 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,          9/14 at 100.00         AAA       5,135,575
              General Ordinance, Fifth Series 2004A-1, 5.000%,
              9/01/23 - FSA Insured

----
71

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Pennsylvania (continued)

             Pittsburgh, Pennsylvania, General Obligation Bonds, Series
             2005A:
$      4,440  5.000%, 9/01/15 - MBIA Insured                                 No Opt. Call         AAA $     4,697,120
       2,430  5.000%, 9/01/16 - MBIA Insured                               9/15 at 100.00         AAA       2,558,061
       1,500  5.000%, 9/01/17 - MBIA Insured                               9/15 at 100.00         AAA       1,573,875
       2,680  5.000%, 9/01/18 - MBIA Insured                               9/15 at 100.00         AAA       2,805,076

       5,200 Radnor Township School District, Delaware County,             5/15 at 100.00         Aaa       5,389,436
              Pennsylvania, General Obligation Bonds, Series 2005A,
              5.000%, 11/15/28 - FSA Insured

       1,000 York County, Pennsylvania, General Obligation Bonds, Series  12/15 at 100.00         AAA       1,032,660
              2006, 5.000%, 6/01/33 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      22,780 Total Pennsylvania                                                                            23,855,301
---------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 0.8%

       1,250 Puerto Rico Highway and Transportation Authority, Highway     7/13 at 100.00         AAA       1,338,100
              Revenue Bonds, Series 2003G, 5.250%, 7/01/18 - FGIC Insured

       4,325 Puerto Rico, Public Improvement Bonds, TICS/TOCS, Series        No Opt. Call         AAA       5,623,884
              2001, 8.042%, 7/01/19 - FSA Insured (IF)
---------------------------------------------------------------------------------------------------------------------
       5,575 Total Puerto Rico                                                                              6,961,984
---------------------------------------------------------------------------------------------------------------------
             Rhode Island - 0.1%

       1,000 Providence Housing Development Corporation, Rhode Island,     7/06 at 100.00         AAA       1,002,970
              FHA-Insured Section 8 Assisted Mortgage Revenue Refunding
              Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%,
              7/01/15 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
             South Carolina - 2.0%

       3,375 Georgetown County School District, South Carolina, General    3/11 at 100.00         AAA       3,595,219
              Obligation Bonds, Series 2000, 5.250%, 3/01/20
              (Pre-refunded 3/01/11) - FSA Insured

       2,105 Medical University Hospital Authority, South Carolina,        8/14 at 100.00         AAA       2,225,111
              FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%,
              8/15/23 - MBIA Insured

      10,350 Spartanburg County Health Service District, South Carolina,   4/12 at 100.00         AAA      10,721,255
              Hospital Revenue Refunding Bonds, Series 2002, 5.250%,
              4/15/32 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
      15,830 Total South Carolina                                                                          16,541,585
---------------------------------------------------------------------------------------------------------------------
             Tennessee - 3.5%

             Johnson City Health and Educational Facilities Board,
             Tennessee, Revenue Bonds, Mountain States Health Alliance,
             Series 2006A:
         720  5.000%, 7/01/16                                                No Opt. Call        BBB+         727,394
         755  5.000%, 7/01/17                                              7/16 at 100.00        BBB+         759,734
       1,600  5.500%, 7/01/36                                              7/16 at 100.00        BBB+       1,658,544

             Memphis Health, Educational and Housing Facilities Board,
             Tennessee, Multifamily Housing Revenue Bonds, Hickory
             Pointe Apartments, Series 2000A:
       1,190  5.850%, 7/01/20 - MBIA Insured                               7/10 at 102.00         Aaa       1,226,188
       5,155  5.950%, 7/01/31 - MBIA Insured                               7/10 at 102.00         Aaa       5,444,350

       2,000 Memphis-Shelby County Airport Authority, Tennessee, Airport   3/10 at 101.00         AAA       2,139,000
              Revenue Bonds, Series 1999D, 6.000%, 3/01/24 - AMBAC
              Insured (Alternative Minimum Tax)

      16,000 Metropolitan Government of Nashville-Davidson County Health  11/09 at 101.00         AAA      17,303,037
              and Educational Facilities Board, Tennessee, Revenue
              Bonds, Ascension Health Credit Group, Series
              1999A, 6.000%, 11/15/30 (Pre-refunded 11/15/09) - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
      27,420 Total Tennessee                                                                               29,258,247
---------------------------------------------------------------------------------------------------------------------
             Texas - 7.2%

             Dallas-Ft. Worth International Airport, Texas, Joint
             Revenue Refunding and Improvement Bonds, Series 2001A:
       8,000  5.625%, 11/01/26 - FGIC Insured (Alternative Minimum Tax)   11/11 at 100.00         AAA       8,476,720
       3,855  5.500%, 11/01/31 - FGIC Insured (Alternative Minimum Tax)   11/11 at 100.00         AAA       4,033,371

         275 DeSoto, Dallas County, Texas, General Obligation Bonds,       2/11 at 100.00         AAA         294,561
              Series 2001, 5.500%, 2/15/21 (Pre-refunded 2/15/11) - FGIC
              Insured

----
72

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Texas (continued)

$        370 Harris County Hospital District, Texas, Revenue Refunding       No Opt. Call         AAA $       398,409
              Bonds, Series 1990, 7.400%, 2/15/10 - AMBAC Insured

             Harris County-Houston Sports Authority, Texas, Senior Lien
             Revenue Bonds, Series 2001G:
       5,000  5.250%, 11/15/21 - MBIA Insured                             11/11 at 100.00         AAA       5,227,100
       6,500  5.250%, 11/15/22 - MBIA Insured                             11/11 at 100.00         AAA       6,792,305
       6,800  5.250%, 11/15/30 - MBIA Insured                             11/11 at 100.00         AAA       7,049,424
       2,500  5.375%, 11/15/41 - MBIA Insured                             11/11 at 100.00         AAA       2,599,425

       5,010 Houston, Texas, General Obligation Refunding Bonds, Series    3/12 at 100.00         AAA       5,147,474
              2002, 5.000%, 3/01/25 - MBIA Insured

       1,190 Mansfield, Texas, General Obligation Bonds, Series 2004A,     2/14 at 100.00         AAA       1,255,831
              5.250%, 2/15/25 - AMBAC Insured

       2,280 North Texas Municipal Water District, Regional Wastewater    12/11 at 100.00         AAA       2,367,461
              System Revenue Bonds, Series 2001, 5.125%, 6/01/20 - FGIC
              Insured

      20,000 Texas Turnpike Authority, First Tier Revenue Bonds, Central     No Opt. Call         AAA      11,904,000
              Texas Turnpike System, Series 2002A, 0.000%,
              8/15/17 - AMBAC Insured

       4,070 Williamson County, Texas, General Obligation Bonds,           2/11 at 100.00         AAA       4,959,499
              DRIVERS, Series 188, 8.364%, 2/15/22 - FSA Insured (IF)
---------------------------------------------------------------------------------------------------------------------
      65,850 Total Texas                                                                                   60,505,580
---------------------------------------------------------------------------------------------------------------------
             Utah - 0.6%

       5,000 Emery County, Utah, Pollution Control Revenue Refunding       5/06 at 100.00         AAA       5,007,400
              Bonds, PacifiCorp Project, Series 1993A, 5.650%,
              11/01/23 - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Vermont - 0.1%

         495 Vermont Housing Finance Agency, Single Family Housing        11/09 at 100.00         AAA         504,573
              Bonds, Series 2000-12A, 6.300%, 11/01/31 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
             Virginia - 0.7%

       5,755 Alexandria Industrial Development Authority, Virginia,       10/10 at 101.00         AAA       6,310,991
              Fixed Rate Revenue Bonds, Institute for Defense Analyses,
              Series 2000A, 5.900%, 10/01/20 (Pre-refunded
              10/01/10) - AMBAC Insured
---------------------------------------------------------------------------------------------------------------------
             Washington - 7.9%

       3,000 Chelan County Public Utility District 1, Washington, Hydro    7/11 at 101.00         AAA       3,184,740
              Consolidated System Revenue Bonds, Series 2001A, 5.600%,
              1/01/36 - MBIA Insured (Alternative Minimum Tax)

       5,040 Chelan County Public Utility District 1, Washington, Hydro    7/12 at 100.00         AAA       5,278,442
              Consolidated System Revenue Bonds, Series 2002A, 5.450%,
              7/01/37 - AMBAC Insured (Alternative Minimum Tax)

             Douglas County Public Utility District 1, Washington,
             Revenue Refunding Bonds, Wells Hydroelectric, Series 2000A:
       2,975  6.300%, 9/01/15 - MBIA Insured (Alternative Minimum Tax)     9/10 at 100.00         AAA       3,225,079
       1,135  6.350%, 9/01/18 - MBIA Insured (Alternative Minimum Tax)     9/10 at 100.00         AAA       1,230,295

       3,300 Energy Northwest, Washington, Electric Revenue Bonds,         7/12 at 100.00         AAA       4,199,481
              Columbia Generating Station - Nuclear Project 2, Series
              2002, ROL-SER-II-152, 9.173%, 7/01/18 - MBIA Insured (IF)

       6,000 Port of Seattle, Washington, Revenue Bonds, Series 1999A,     9/12 at 100.00         AAA       6,176,880
              5.000%, 9/01/24 - FGIC Insured

       7,475 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00         AAA       8,063,656
              Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 - MBIA
              Insured (Alternative Minimum Tax)

         460 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00         AAA         498,474
              Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26
              (Pre-refunded 3/01/10) - MBIA Insured (Alternative Minimum
              Tax)

       8,775 Port of Seattle, Washington, Special Facility Revenue         3/10 at 101.00         AAA       9,384,863
              Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 - MBIA
              Insured (Alternative Minimum Tax)

       1,785 Port of Seattle, Washington, Subordinate Lien Revenue         9/12 at 100.00         AAA       1,893,028
              Bonds, Series 1999B, 5.500%, 9/01/16 - FGIC Insured
              (Alternative Minimum Tax)

      11,400 Seattle, Washington, Water System Revenue Refunding Bonds,    3/09 at 100.00         AAA      11,766,168
              Series 1993, 5.250%, 3/01/24 - FGIC Insured

       1,000 Snohomish County Public Utility District 1, Washington,       6/12 at 100.00         AAA       1,069,860
              Water Revenue Refunding Bonds, Series 2002, 5.500%,
              12/01/22 - FGIC Insured

----
73

Portfolio of Investments
NUVEEN INSURED MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Washington (continued)

$      7,825 Snohomish County School District 16, Washington, Unlimited   12/10 at 100.00         Aaa $     8,478,544
              Tax General Obligation Bonds, Arlington School, Series
              2000, 5.750%, 12/01/19 (Pre-refunded 12/01/10) - FGIC
              Insured

       2,050 Washington State Higher Education Facilities Authority,      10/12 at 100.00         AAA       2,121,832
              Revenue Bonds, Gonzaga University, Series 2002, 5.050%,
              4/01/22 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
      62,220 Total Washington                                                                              66,571,342
---------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.1%

       2,000 Superior, Wisconsin, Limited Obligation Revenue Refunding       No Opt. Call         AAA       2,538,100
              Bonds, Midwest Energy Resources Company, Series 1991E,
              6.900%, 8/01/21 - FGIC Insured

       1,650 Wisconsin Public Power Incorporated System, Power Supply      7/15 at 100.00         AAA       1,701,959
              System Revenue Bonds, Series 2005A, 5.000%,
              7/01/30 - AMBAC Insured

       5,000 Wisconsin, General Obligation Bonds, Series 2002G, 5.000%,    5/13 at 100.00         AAA       5,220,600
              5/01/18 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
       8,650 Total Wisconsin                                                                                9,460,659
---------------------------------------------------------------------------------------------------------------------
$    828,780 Total Long-Term Investments (cost $804,731,358) - 99.6%                                      840,498,005
---------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.4%

       1,900 California Department of Water Resources, Power Supply                              A-1+       1,900,000
              Revenue Bonds, Variable Rate Demand Obligations, Series
              2002C-7, 3.800%, 5/01/22 - FSA Insured (3)

         600 Louisiana Offshore Terminal Authority, Deepwater Port                               A-1+         600,000
              Revenue Bonds, Variable Rate Demand Obligations, LOOP Inc.
              Project, Series 2003A, 3.790%, 9/01/14 (3)

         500 Puerto Rico Government Development Bank, Adjustable                               VMIG-1         500,000
              Refunding Bonds, Variable Rate Demand Obligations, Series
              1985, 3.650%, 12/01/15 - MBIA Insured (3)
---------------------------------------------------------------------------------------------------------------------
$      3,000 Total Short-Term Investments (cost $3,000,000)                                                 3,000,000
---------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $807,731,358) - 100.0%                                               843,498,005
             -------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.0%                                                               3,223
             -------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                        $   843,501,228
             -------------------------------------------------------------------------------------------------------

                Primarily all of the bonds in the Portfolio of Investments are either covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance, or are backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, any of which ensure the timely payment of principal and interest.

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade. The ratings shown for inverse floating rate investments represent those of the underlying bonds and not the inverse floating rate investments themselves. Inverse floating rate investments likely present greater credit risk to the holders of such investments than to those holders of the underlying bonds.
            (3) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
          WI/DD  Purchased on a when-issued or delayed delivery basis.
          (ETM) Escrowed to maturity.
           (IF) Inverse floating rate investment.

                                See accompanying notes to financial statements.

----
74

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             National - 0.2%

 $     3,500 GMAC Municipal Mortgage Trust, Series A1-1, 4.150%,             No Opt. Call          A3     $     3,452,960
              10/31/39 (Mandatory put 10/31/09) (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
             Alabama - 3.1%

             Alabama 21st Century Authority, Tobacco Settlement Revenue
             Bonds, Series 2001:
       1,050  5.250%, 12/01/06                                               No Opt. Call          A-           1,054,641
       1,340  5.250%, 12/01/07                                               No Opt. Call          A-           1,355,665

       7,440 Alabama Public School and College Authority, Capital          2/12 at 100.00          AA           7,714,982
              Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21

       3,000 Birmingham Special Care Facilities Financing Authority,      11/15 at 100.00        Baa1           3,083,610
              Alabama, Revenue Bonds, Baptist Health System Inc., Series
              2005A, 5.250%, 11/15/16

             Health Care Authority for Baptist Health, Alabama, Revenue
             Bonds, Baptist Health, Series 2006D:
         750  5.000%, 11/15/12                                               No Opt. Call          A3             778,320
         820  5.000%, 11/15/15                                               No Opt. Call          A3             841,205
         800  5.000%, 11/15/16                                            11/15 at 100.00          A3             820,064

       4,000 Jefferson County, Alabama, General Obligation Refunding         No Opt. Call         AAA           4,142,240
              Warrants, Series 2003A, 5.000%, 4/01/09 - MBIA Insured

             Jefferson County, Alabama, Limited Obligation School
             Warrants, Education Tax Revenue Bonds, Series 2004A:
       4,000  5.000%, 1/01/10                                                No Opt. Call           A           4,151,840
       4,000  5.250%, 1/01/11                                                No Opt. Call           A           4,223,280
      10,000  5.250%, 1/01/12                                                No Opt. Call           A          10,612,800
       7,000  5.250%, 1/01/13                                                No Opt. Call           A           7,444,500
      10,000  5.250%, 1/01/14                                                No Opt. Call           A          10,661,900
       6,000  5.250%, 1/01/16                                              1/14 at 100.00           A           6,336,780

       5,000 Jefferson County, Alabama, Sewer Revenue Capital              2/09 at 101.00         AAA           5,309,700
              Improvement Warrants, Series 1999A, 5.750%, 2/01/38
              (Pre-refunded 2/01/09) - FGIC Insured

       9,280 Jefferson County, Alabama, Sewer Revenue Capital              8/12 at 100.00         AAA           9,858,422
              Improvement Warrants, Series 2002D, 5.000%, 2/01/42
              (Pre-refunded 8/01/12) - FGIC Insured
-------------------------------------------------------------------------------------------------------------------------
      74,480 Total Alabama                                                                                     78,389,949
-------------------------------------------------------------------------------------------------------------------------
             Alaska - 0.6%

             Alaska Student Loan Corporation, Student Loan Revenue
             Bonds, Series 2005A:
       4,000  5.250%, 7/01/13 - FSA Insured                                  No Opt. Call         AAA           4,310,240
       3,000  5.250%, 7/01/14 - FSA Insured                                  No Opt. Call         AAA           3,242,820

       6,470 Anchorage, Alaska, General Obligation Bonds, Series 2005D,    6/15 at 100.00         AAA           6,823,068
              5.000%, 6/01/17 - MBIA Insured
-------------------------------------------------------------------------------------------------------------------------
      13,470 Total Alaska                                                                                      14,376,128
-------------------------------------------------------------------------------------------------------------------------
             Arizona - 1.6%

       4,050 Arizona Health Facilities Authority, Hospital Revenue           No Opt. Call          A-           4,207,424
              Bonds, Catholic Healthcare West, Series 1999A, 6.125%,
              7/01/09

       3,500 Arizona Health Facilities Authority, Hospital Revenue         7/07 at 100.00          A- (3)       3,554,845
              Bonds, Catholic Healthcare West, Series 1999A, 6.125%,
              7/01/09 (Pre-refunded 7/01/07)

             Arizona Health Facilities Authority, Revenue Bonds, Blood
              Systems Inc., Series 2004:
       2,695  4.000%, 4/01/13                                                No Opt. Call          A-           2,629,592
       1,000  5.000%, 4/01/17                                              4/14 at 100.00          A-           1,022,150

       6,000 Arizona Tourism and Sports Authority, Tax Revenue Bonds,      7/13 at 100.00         Aaa           6,427,860
              Multipurpose Stadium Facility Project, Series 2003A,
              5.375%, 7/01/19 - MBIA Insured

       2,810 Glendale Industrial Development Authority, Arizona, Revenue  12/15 at 100.00         BBB           2,916,021
              Bonds, John C. Lincoln Health Network, Series 2005B,
              5.250%, 12/01/20

       2,740 Maricopa County, Arizona, Hospital Revenue Bonds, Sun           No Opt. Call        Baa1           2,821,734
              Health Corporation, Series 2005, 5.000%, 4/01/14

----
75

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Arizona (continued)

 $    11,000 Salt River Project Agricultural Improvement and Power        12/13 at 100.00         AAA $    11,594,330
              District, Arizona, Electric System Revenue Bonds, Series
              2003, 5.000%, 12/01/14 - MBIA Insured

       3,770 Tucson, Arizona, Junior Lien Street and Highway User          7/13 at 100.00         AAA       3,975,239
              Revenue Bonds, Series 2003A, 5.000%, 7/01/15 - AMBAC
              Insured
---------------------------------------------------------------------------------------------------------------------
      37,565 Total Arizona                                                                                 39,149,195
---------------------------------------------------------------------------------------------------------------------
             Arkansas - 0.5%

             Baxter County, Arkansas, Hospital Revenue Improvement
             Bonds, Baxter County Regional Hospital, Series 1999B:
         500  5.000%, 9/01/09                                                No Opt. Call         BBB         509,120
       2,500  5.625%, 9/01/28                                              9/09 at 100.00         BBB       2,542,350

       4,000 Jefferson County, Arkansas, Pollution Control Revenue         6/06 at 100.00        Baa2       4,027,200
              Refunding Bonds, Entergy Arkansas Inc., Series 1997,
              5.600%, 10/01/17

       1,565 North Little Rock Health Facilities Board, Arkansas,            No Opt. Call         AAA       1,652,515
              Healthcare Revenue Bonds, Baptist Health, Series 2005,
              5.000%, 12/01/12 - CIFG Insured

             Washington County, Arkansas, Hospital Revenue Bonds,
             Washington Regional Medical Center, Series 2005B:
       1,270  5.000%, 2/01/14                                                No Opt. Call         BBB       1,300,328
       1,000  5.000%, 2/01/17                                              2/15 at 100.00         BBB       1,011,380
       1,165  5.000%, 2/01/18                                              2/15 at 100.00         BBB       1,175,858
---------------------------------------------------------------------------------------------------------------------
      12,000 Total Arkansas                                                                                12,218,751
---------------------------------------------------------------------------------------------------------------------
             California - 11.5%

       1,955 Adelanto Public Financing Authority, California, Lease          No Opt. Call          A-       2,024,070
              Revenue Refunding Bonds, Community Correctional Facility,
              Series 2001A, 5.250%, 4/01/10

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       8,000  6.000%, 5/01/15 (Pre-refunded 5/01/12)                       5/12 at 101.00         Aaa       9,025,200
      10,000  5.875%, 5/01/16 (Pre-refunded 5/01/12)                       5/12 at 101.00         Aaa      11,217,700

       3,845 California Health Facilities Financing Authority, Insured     7/06 at 100.00         AAA       3,852,344
              Health Facility Revenue Refunding Bonds, Catholic
              Healthcare West, Series 1994A, 5.000%, 7/01/14 - AMBAC
              Insured

             California State Public Works Board, Lease Revenue Bonds,
             Department of Corrections, Series 2003C:
       3,715  5.000%, 6/01/10                                                No Opt. Call          A-       3,881,618
       3,500  5.000%, 6/01/11                                                No Opt. Call          A-       3,679,095
       5,000  5.000%, 6/01/12                                                No Opt. Call          A-       5,265,000
       6,000  5.500%, 6/01/13                                                No Opt. Call          A-       6,508,320
       8,075  5.500%, 6/01/14                                             12/13 at 100.00          A-       8,749,909
       3,940  5.500%, 6/01/17                                             12/13 at 100.00          A-       4,256,815

             California State Public Works Board, Lease Revenue Bonds,
             Department of Corrections, Series 2005J:
       4,000  5.250%, 1/01/16 - AMBAC Insured                                No Opt. Call         AAA       4,335,840
       4,000  5.000%, 1/01/17 - AMBAC Insured                              1/16 at 100.00         AAA       4,227,600

       2,000 California State Public Works Board, Lease Revenue Bonds,       No Opt. Call          A-       2,106,000
              Department of General Services, Butterfield State, Series
              2005A, 5.000%, 6/01/12

             California Statewide Community Development Authority,
             Revenue Bonds, Daughters of Charity Health System, Series
             2005G:
       2,300  5.250%, 7/01/11                                                No Opt. Call        BBB+       2,413,873
         750  5.250%, 7/01/13                                                No Opt. Call        BBB+         787,635

             California, Economic Recovery Revenue Bonds, Series 2004A:
      15,000  5.250%, 7/01/12                                                No Opt. Call         AA-      16,122,150
      20,000  5.250%, 7/01/13                                                No Opt. Call         AA-      21,577,200
       7,500  5.250%, 7/01/14                                                No Opt. Call         AA-       8,117,925

      10,870 California, General Obligation Bonds, Series 2003, 5.250%,    2/13 at 100.00         AAA      11,686,989
              2/01/14 - MBIA Insured

      10,610 California, General Obligation Bonds, Series 2004, 5.250%,    6/14 at 100.00         AAA      11,296,043
              12/01/22 - FSA Insured

----
76

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             California (continued)

 $    11,385 California, General Obligation Bonds, Series 2005, 5.000%,    3/15 at 100.00           A     $    11,799,983
              3/01/21

      18,000 California, Various Purpose General Obligation Bonds,           No Opt. Call         AAA          19,942,560
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

      13,070 Central California Joint Powers Health Finance Authority,     8/06 at 100.00        Baa2          13,075,489
              Certificates of Participation, Community Hospitals of
              Central California, Series 1993, 5.250%, 2/01/13

       3,695 Contra Costa County Public Financing Authority, California,   8/13 at 100.00          AA           3,902,622
              Tax Allocation Revenue Bonds, Series 2003A, 5.500%,
              8/01/23 - RAAI Insured

             Delano Financing Authority, California, State Correctional
             Facilities Lease Revenue Bonds, Series 2002A:
       1,605  4.875%, 4/01/08                                                No Opt. Call          A-           1,628,289
       2,185  5.750%, 4/01/10                                                No Opt. Call          A-           2,306,464

      10,000 Foothill/Eastern Transportation Corridor Agency,              1/07 at 100.00         AAA          10,155,700
              California, Toll Road Revenue Bonds, Series 1995A, 6.000%,
              1/01/34 (Pre-refunded 1/01/07)

      10,000 Golden State Tobacco Securitization Corporation,              6/06 at 100.00         AAA          10,014,900
              California, Enhanced Tobacco Settlement Asset-Backed
              Bonds, Series 2003B, 5.375%, 6/01/17 (Pre-refunded 6/01/06)

       5,000 Long Beach Financing Authority, California, Revenue Bonds,      No Opt. Call         AAA           5,652,100
              Series 1992, 6.000%, 11/01/17 - AMBAC Insured

       5,000 Los Angeles Unified School District, California, General      7/13 at 100.00         AAA           5,321,050
              Obligation Bonds, Series 2003A, 5.250%, 7/01/19 - FSA
              Insured

       6,000 Oakland State Building Authority, California, Lease Revenue   4/08 at 101.00         AAA           6,172,260
              Bonds, Elihu M. Harris State Office Building, Series
              1998A, 5.000%, 4/01/23 - AMBAC Insured

       3,000 Port of Oakland, California, Revenue Refunding Bonds,        11/07 at 102.00         AAA           3,140,760
              Series 1997I, 5.600%, 11/01/19 - MBIA Insured

       3,530 Riverside County Public Financing Authority, California,     10/15 at 100.00         AAA           3,698,805
              Tax Allocation Bonds, Multiple Projects, Series 2005A,
              5.000%, 10/01/17 - XLCA Insured

       4,000 San Diego County, California, Certificates of                 9/09 at 101.00        Baa3 (3)       4,348,400
              Participation, Burnham Institute, Series 1999, 6.250%,
              9/01/29 (Pre-refunded 9/01/09)

       7,830 San Francisco State Building Authority, California, Lease    12/15 at 100.00         AAA           8,266,836
              Revenue Bonds, San Francisco Civic Center Complex, Series
              2005A, 5.000%, 12/01/17 - FGIC Insured

       4,515 San Jose Redevelopement Agency, California, Tax Allocation    8/15 at 100.00         AAA           4,786,938
              Bonds, Merged Project Area, Series 2005A, 5.000%,
              8/01/16 - MBIA Insured

         100 Tobacco Securitization Authority of Southern California,        No Opt. Call         BBB             100,648
              Tobacco Settlement Asset-Backed Bonds, San Diego County
              Tobacco Asset Securitization Corporation, Senior Series
              2001A, 4.700%, 6/01/11

       5,740 Torrance Redevelopment Agency, California, Senior Lien Tax    9/09 at 102.00         AAA           6,124,293
              Allocation Bonds, Industrial Redevelopment Project, Series
              1999C, 5.450%, 9/01/18 - MBIA Insured

       6,100 University of California, General Revenue Bonds, Series       5/13 at 100.00         AAA           6,549,387
              2003B, 5.250%, 5/15/15 - AMBAC Insured

       9,000 University of California, General Revenue Bonds, Series       5/13 at 101.00         AAA           9,415,170
              2005F, 5.000%, 5/15/19 - FSA Insured

       8,780 University of California, Revenue Bonds, Multi-Purpose        9/11 at 101.00         AAA           9,315,668
              Projects, Series 2003Q, 5.000%, 9/01/16 - FSA Insured

       1,025 Yuba County Water Agency, California, Yuba River              9/06 at 100.00        Baa3           1,024,959
              Development Revenue Bonds, Pacific Gas and Electric
              Company, Series 1966A, 4.000%, 3/01/16
-------------------------------------------------------------------------------------------------------------------------
     270,620 Total California                                                                                 287,874,607
-------------------------------------------------------------------------------------------------------------------------
             Colorado - 1.7%

       6,445 Adams County, Colorado, FHA-Insured Mortgage Revenue Bonds,   8/15 at 100.00         AAA           6,905,109
              Platte Valley Medical Center, Series 2005, 5.250%,
              8/01/17 - MBIA Insured

       2,000 Aurora Centretech Metropolitan District, Arapahoe County,    12/06 at 102.00          AA           2,033,100
              Colorado, General Obligation Refunding Bonds, Series
              1998C, 4.875%, 12/01/28 (Mandatory put 12/01/08)

       2,000 Colorado Health Facilities Authority, Revenue Bonds,         11/11 at 101.00          A+ (3)       2,274,300
              PorterCare Adventist Health System, Series 2001, 6.500%,
              11/15/31 (Pre-refunded 11/15/11)

       3,000 Denver City and County, Colorado, Airport System Revenue     11/10 at 100.00         AAA           3,225,960
              Refunding Bonds, Series 2000A, 6.000%, 11/15/16 - AMBAC
              Insured (Alternative Minimum Tax)

----
77

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------------
               Colorado (continued)

 $     9,915   Denver City and County, Colorado, Airport System Revenue     11/11 at 100.00         AAA $    10,448,923
                Refunding Bonds, Series 2001A, 5.500%, 11/15/16 - FGIC
                Insured (Alternative Minimum Tax)

       5,775   Denver Convention Center Hotel Authority, Colorado, Senior   12/13 at 100.00         AAA       6,121,731
                Revenue Bonds, Convention Center Hotel, Series 2003A,
                5.000%, 12/01/15 (Pre-refunded 12/01/13) - XLCA Insured

       3,385   Denver Convention Center Hotel Authority, Colorado, Senior      No Opt. Call         AAA       3,581,330
                Revenue Bonds, Convention Center Hotel, Series 2006,
                5.000%, 12/01/12 (WI/DD, Settling 5/02/06) - XLCA Insured

       8,245   E-470 Public Highway Authority, Colorado, Senior Revenue      9/07 at 101.00         AAA       8,472,974
                Bonds, Series 1997A, 5.250%, 9/01/18 - MBIA Insured

         125   Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call         N/R         125,011
                Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
                (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------------
      40,890   Total Colorado                                                                                43,188,438
--------------------------------------------------------------------------------------------------------------------------
               Connecticut - 0.4%

       8,000   Connecticut, General Obligation Bonds, Series 2004B,            No Opt. Call         AAA       8,530,800
                5.000%, 12/01/12 - MBIA Insured

       1,500   South Central Connecticut Regional Water Authority, Water       No Opt. Call         AAA       1,608,750
                System Revenue Bonds, Eighteenth Series 2003A, 5.250%,
                8/01/11 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
       9,500   Total Connecticut                                                                             10,139,550
--------------------------------------------------------------------------------------------------------------------------
               District of Columbia - 2.2%

               District of Columbia Tobacco Settlement Corporation,
               Tobacco Settlement Asset-Backed Bonds, Series 2001:
         325    5.375%, 5/15/10                                                No Opt. Call         BBB         334,740
       7,090    6.000%, 5/15/11                                                No Opt. Call         BBB       7,547,163
       3,500    5.800%, 5/15/13                                              5/11 at 101.00         BBB       3,694,775
       3,730    5.875%, 5/15/14                                              5/11 at 101.00         BBB       3,936,232
      10,160    6.250%, 5/15/24                                              5/11 at 101.00         BBB      10,759,643
       2,920    6.500%, 5/15/33                                                No Opt. Call         BBB       3,317,178

               District of Columbia, Certificates of Participation, Series
               2003:
       3,695    5.500%, 1/01/15 - AMBAC Insured                              1/14 at 100.00         AAA       3,993,297
       1,000    5.500%, 1/01/16 - AMBAC Insured                              1/14 at 100.00         AAA       1,075,310

      11,530   District of Columbia, General Obligation Bonds, Series        6/13 at 100.00         AAA      12,174,181
                2003B, 5.000%, 6/01/15 - AMBAC Insured

       1,900   District of Columbia, General Obligation Refunding Bonds,       No Opt. Call         AAA       2,086,979
                Series 1994A-1, 6.000%, 6/01/11 - MBIA Insured

       6,250   Washington Convention Center Authority, District of          10/08 at 101.00         AAA       6,489,813
                Columbia, Senior Lien Dedicated Tax Revenue Bonds, Series
                1998, 5.250%, 10/01/17 - AMBAC Insured
--------------------------------------------------------------------------------------------------------------------------
      52,100   Total District of Columbia                                                                    55,409,311
--------------------------------------------------------------------------------------------------------------------------
               Florida - 4.9%

       5,000   Broward County School Board, Florida, Certificates of         7/13 at 100.00         AAA       5,173,250
                Participation, Series 2003, 5.000%, 7/01/23 - MBIA Insured

       8,015   Broward County School Board, Florida, Certificates of           No Opt. Call         AAA       8,632,876
                Participation, Series 2004A, 5.250%, 7/01/17 - AMBAC
                Insured

         500   Dade County, Florida, Seaport Revenue Refunding Bonds,          No Opt. Call         AAA         549,480
                Series 1995, 6.200%, 10/01/10 - MBIA Insured

          45   Escambia County Housing Finance Authority, Florida,           4/07 at 102.00         Aaa          45,865
                GNMA/FNMA Multi-County Single Family Mortgage Revenue
                Bonds, Series 1997A, 5.500%, 4/01/08 (Alternative Minimum
                Tax)

               Florida Board of Education, Lottery Revenue Bonds, Series
               2006A:
       5,490    5.000%, 7/01/16 - AMBAC Insured                              7/15 at 101.00         AAA       5,852,669
       7,760    5.000%, 7/01/17 - AMBAC Insured                              7/15 at 101.00         AAA       8,242,827

       3,245   Florida Department of Environmental Protection, Florida       7/13 at 101.00         AAA       3,417,147
                Forever Revenue Bonds, Series 2003C, 5.000%,
                7/01/17 - AMBAC Insured

       3,520   Florida State Correctional Privatization Commission,            No Opt. Call         AAA       3,730,214
                Certificates of Participation, Series 2004A, 5.000%,
                8/01/14 - AMBAC Insured

----
78

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Florida (continued)

 $     2,125   Florida State Correctional Privatization Commission,          8/14 at 100.00         AAA $     2,238,220
                Certificates of Participation, Series 2004B, 5.000%,
                8/01/15 - AMBAC Insured

       5,015   Florida State Department of Management Services,                No Opt. Call         AAA       5,308,779
                Certificates of Participation, Series 2006A, 5.000%,
                8/01/15 - MBIA Insured

       7,695   Florida State Turnpike Authority, Turnpike Revenue Bonds,     7/13 at 101.00         AAA       8,119,533
                Department of Transportation, Series 2003A, 5.000%,
                7/01/16 - FSA Insured

       1,690   Greater Orlando Aviation Authority, Florida, Airport            No Opt. Call         AAA       1,827,752
                Facilities Revenue Bonds, Series 1997, 5.750%,
                10/01/11 - FGIC Insured (Alternative Minimum Tax)

         200   Halifax Hospital Medical Center, Daytona Beach, Florida,        No Opt. Call           A         201,900
                Healthcare Facilities Revenue Bonds, Halifax Management
                System Inc., Series 1998A, 4.600%, 4/01/08 - ACA Insured

       5,000   Key West Utility Board, Florida, Electric System Revenue        No Opt. Call         AAA       5,591,500
                Refunding Bonds, Series 2000, 6.000%, 10/01/12 - AMBAC
                Insured

         250   Lee County Hospital Board, Florida, Fixed-Rate Hospital       4/07 at 102.00         AAA         258,620
                Revenue Bonds, Lee Memorial Health System, Series 1997A,
                5.400%, 4/01/09 (Pre-refunded 4/01/07) - MBIA Insured

         400   Lee County, Florida, Capital Improvement Revenue Refunding      No Opt. Call         AAA         438,416
                Bonds, Series 1997A, 5.750%, 10/01/11 - MBIA Insured

         125   Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00        BBB+         127,803
                Leesburg Regional Medical Center Project, Series 1996A,
                5.600%, 7/01/08

       3,675   Leesburg, Florida, Hospital Revenue Refunding Bonds,            No Opt. Call        BBB+       3,792,710
                Leesburg Regional Medical Center Project, Series 2003,
                5.000%, 7/01/10

       5,850   Miami-Dade County School Board, Florida, Certificates of     11/16 at 100.00         AAA       6,080,314
                Participation, Series 2006B, 5.000%, 11/01/26 - AMBAC
                Insured

       6,265   Miami-Dade County, Florida, Public Facilities Revenue         6/15 at 100.00         AAA       6,449,254
                Bonds, Jackson Health System, Series 2005A, 5.000%,
                6/01/29 - MBIA Insured

               Miami-Dade County, Florida, Public Facilities Revenue
               Bonds, Jackson Health System, Series 2005B:
       7,830    5.000%, 6/01/24 - MBIA Insured                               6/15 at 100.00         AAA       8,113,289
       5,000    5.000%, 6/01/25 - MBIA Insured                               6/15 at 100.00         AAA       5,177,100

          75   Orange County Housing Finance Authority, Florida, Single      9/07 at 102.00         AAA          75,271
                Family Mortgage Revenue Bonds, Series 1997B, 5.400%,
                9/01/09 (Alternative Minimum Tax)

       6,020   Orlando Utilities Commission, Florida, Water and Electric     4/13 at 100.00         Aa1       6,357,722
                Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16

      10,000   Palm Beach County, Florida, Airport System Revenue Bonds,       No Opt. Call         AAA      11,063,500
                Series 2002, 5.750%, 10/01/13 - MBIA Insured

       2,350   Reedy Creek Improvement District, Florida, Utility Revenue   10/15 at 100.00         AAA       2,460,521
                Bonds, Series 2005-1, 5.000%, 10/01/22 - AMBAC Insured

         515   Sanford Airport Authority, Florida, Industrial Development      No Opt. Call         N/R         514,954
                Revenue Bonds, Central Florida Terminals Inc., Series
                1995A, 7.500%, 5/01/06 (Alternative Minimum Tax)

         535   Sarasota Elderly Housing Corporation, Florida, First          7/06 at 102.00         N/R         548,921
                Mortgage Revenue Bonds, McCown Towers Annex Project,
                Series 1978, 7.500%, 7/01/09

               Tampa Sports Authority, Hillsborough County, Florida, Local
               Option Sales Tax Payments Revenue Bonds, Stadium Project,
               Series 2005:
       6,020    5.000%, 1/01/20 - FSA Insured                                1/15 at 100.00         AAA       6,302,097
       6,350    5.000%, 1/01/21 - FSA Insured                                1/15 at 100.00         AAA       6,642,862
-----------------------------------------------------------------------------------------------------------------------
     116,560   Total Florida                                                                                123,335,366
-----------------------------------------------------------------------------------------------------------------------
               Hawaii - 0.4%

       5,105   Hawaii, Highway Revenue Bonds, Series 2003, 5.000%,             No Opt. Call         AAA       5,414,567
                7/01/12 - FSA Insured

       5,000   Honolulu City and County, Hawaii, General Obligation Bonds,     No Opt. Call         AAA       5,300,400
                Series 2004B, 5.000%, 7/01/12 - MBIA Insured
-----------------------------------------------------------------------------------------------------------------------
      10,105   Total Hawaii                                                                                  10,714,967
-----------------------------------------------------------------------------------------------------------------------

----
79

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Idaho - 0.2%

             Madison County, Idaho, Hospital Revenue Certificates of
             Participation, Madison Memorial Hospital, Series 2006:
 $       450  5.250%, 9/01/16                                                No Opt. Call        BBB-     $       464,288
       1,300  5.250%, 9/01/20                                              9/16 at 100.00        BBB-           1,341,275
-------------------------------------------------------------------------------------------------------------------------
       1,750 Total Idaho                                                                                        1,805,563
-------------------------------------------------------------------------------------------------------------------------
             Illinois - 7.8%

      17,500 Chicago Housing Authority, Illinois, Revenue Bonds, Capital   7/12 at 100.00          AA          18,340,350
              Fund Program, Series 2001, 5.375%, 7/01/19

       6,865 Chicago Metropolitan Housing Development Corporation,         7/06 at 100.00          AA           6,874,748
              Illinois, FHA-Insured Section 8 Assisted Housing
              Development Revenue Refunding Bonds, Series 1992B, 6.900%,
              7/01/22

       9,100 Chicago Public Building Commission, Illinois, General         3/13 at 100.00         AAA           9,576,840
              Obligation Lease Bonds, Chicago Transit Authority, Series
              2003, 5.250%, 3/01/22 - AMBAC Insured

       7,010 Chicago, Illinois, General Airport Revenue Refunding Bonds,   7/06 at 100.00          A+           7,011,122
              O'Hare International Airport, Series 1993A, 5.000%, 1/01/16

      10,000 Chicago, Illinois, Second Lien General Airport Revenue        1/10 at 101.00         AAA          10,487,000
              Refunding Bonds, O'Hare International Airport, Series
              1999, 5.500%, 1/01/17 - AMBAC Insured (Alternative Minimum
              Tax)

      22,335 Chicago, Illinois, Water Revenue Bonds, Series 1995,         11/06 at 102.00         AAA          22,905,436
              5.000%, 11/01/15 - FGIC Insured

       6,760 Cook County, Illinois, General Obligation Refunding Bonds,   11/12 at 100.00         AAA           7,173,982
              Series 2002D, 5.250%, 11/15/19 - AMBAC Insured

       1,000 Illinois Development Finance Authority, Adjustable Rate         No Opt. Call         BBB           1,025,180
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.
              Project, Series 1997, 5.050%, 1/01/10 (Alternative Minimum
              Tax)

             Illinois Health Facilities Authority, Revenue Bonds,
             Centegra Health System, Series 1998:
         500  5.500%, 9/01/09                                              9/08 at 101.00          A-             519,030
         500  5.500%, 9/01/10                                              9/08 at 101.00          A-             518,655

       9,025 Illinois Health Facilities Authority, Revenue Bonds,          5/10 at 101.00        Baa2           9,833,821
              Condell Medical Center, Series 2000, 7.000%, 5/15/22

       1,000 Illinois Health Facilities Authority, Revenue Bonds,         11/08 at 101.00         AAA           1,044,510
              Methodist Medical Center of Illinois, Series 1998, 5.500%,
              11/15/12 - MBIA Insured

       8,000 Illinois Health Facilities Authority, Revenue Bonds, OSF     11/09 at 101.00           A (3)       8,717,280
              Healthcare System, Series 1999, 6.250%, 11/15/29
              (Pre-refunded 11/15/09)

       3,000 Illinois Health Facilities Authority, Revenue Bonds,         10/11 at 100.00           A           3,166,800
              Passavant Memorial Hospital Association, Series 2001,
              6.000%, 10/01/24

             Illinois Health Facilities Authority, Revenue Bonds,
             Rush-Presbyterian St. Luke's Medical Center Obligated
             Group, Series 1993:
       3,000  5.250%, 11/15/20 - MBIA Insured                              5/06 at 100.00         AAA           3,002,940
      34,120  5.500%, 11/15/25 - MBIA Insured                              5/06 at 100.00         AAA          34,250,338

             Illinois Health Facilities Authority, Revenue Bonds,
             Victory Health Services, Series 1997A:
         500  5.750%, 8/15/08                                              8/07 at 101.00        BBB-             512,120
       3,245  5.375%, 8/15/16                                              8/07 at 101.00        BBB-           3,234,584

             Illinois Health Facilities Authority, Revenue Refunding
             Bonds, University of Chicago Hospitals, Series 2003:
       3,120  5.000%, 8/15/13 - MBIA Insured                                 No Opt. Call         AAA           3,284,299
       7,410  5.000%, 8/15/14 - MBIA Insured                               8/13 at 100.00         AAA           7,768,348

       5,000 Illinois, General Obligation Bonds, Series 2004A, 5.000%,     3/14 at 100.00         AAA           5,258,500
              3/01/16 (WI/DD, Settling 5/01/06) - MBIA Insured

      23,000 Metropolitan Pier and Exposition Authority, Illinois,         6/12 at 101.00         AAA          25,143,600
              Revenue Bonds, McCormick Place Expansion Project, Series
              2002A, 5.750%, 6/15/41 - MBIA Insured

       4,685 Pingree Grove Village, Illinois, Tax Assessment Bonds,          No Opt. Call         N/R           4,712,642
              Special Service Area 1 - Cambridge Lakes Project, Series
              2005-1, 5.250%, 3/01/15
-------------------------------------------------------------------------------------------------------------------------
     186,675 Total Illinois                                                                                   194,362,125
-------------------------------------------------------------------------------------------------------------------------

----
80

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
----------------------------------------------------------------------------------------------------------------------------
             Indiana - 1.2%

 $     3,000 Indiana Health Facility Financing Authority, Hospital         9/11 at 100.00          A+     $     3,071,490
              Revenue Bonds, Methodist Hospitals Inc., Series 2001,
              5.375%, 9/15/22

      11,590 Indiana Health Facility Financing Authority, Hospital         6/06 at 100.00         AAA          11,643,082
              Revenue Refunding Bonds, Methodist Hospital of Indiana
              Inc., Series 1992A, 5.750%, 9/01/11 - AMBAC Insured (ETM)

       6,030 Indianapolis Local Public Improvement Bond Bank, Indiana,     7/12 at 100.00         AAA           6,436,663
              Waterworks Project, Series 2002A, 5.125%, 7/01/20
              (Pre-refunded 7/01/12) - MBIA Insured

       2,060 Southwind Housing Inc., Evansville, Indiana, First Mortgage  11/06 at 100.00         N/R (3)       2,414,794
              Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)

       5,815 St. Joseph County Hospital Authority, Indiana, Revenue        2/15 at 100.00         BBB           5,800,637
              Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17
----------------------------------------------------------------------------------------------------------------------------
      28,495 Total Indiana                                                                                     29,366,666
----------------------------------------------------------------------------------------------------------------------------
             Iowa - 0.2%

         880 Iowa Housing Finance Authority, Single Family Mortgage        8/06 at 100.00         Aaa             883,467
              Bonds, Series 1977A, 5.875%, 8/01/08

          50 Iowa Tobacco Settlement Authority, Tobacco Settlement           No Opt. Call         AAA              53,672
              Asset-Backed Revenue Bonds, Series 2001B, 5.500%, 6/01/11
              (ETM)

             Iowa Tobacco Settlement Authority, Tobacco Settlement
             Asset-Backed Revenue Bonds, Series 2001B:
       2,475  5.500%, 6/01/12 (Pre-refunded 6/01/11)                       6/11 at 101.00         AAA           2,677,109
          90  5.500%, 6/01/13 (Pre-refunded 6/01/11)                       6/11 at 101.00         AAA              97,349
       1,195  5.500%, 6/01/14 (Pre-refunded 6/01/11)                       6/11 at 101.00         AAA           1,292,584
----------------------------------------------------------------------------------------------------------------------------
       4,690 Total Iowa                                                                                         5,004,181
----------------------------------------------------------------------------------------------------------------------------
             Kansas - 0.5%

             Wichita, Kansas, Water and Sewerage Utility Revenue Bonds,
             Series 2003:
       3,350  5.000%, 10/01/19 - FGIC Insured                             10/13 at 100.00         AAA           3,494,352
       7,700  5.000%, 10/01/20 - FGIC Insured                             10/13 at 100.00         AAA           8,016,932

       1,825 Wyandotte County-Kansas City Unified Government, Kansas,     12/15 at 100.00         N/R           1,866,099
              Sales Tax Special Obligation Bonds, Redevelopment Project
              Area B, Series 2005, 5.000%, 12/01/20
----------------------------------------------------------------------------------------------------------------------------
      12,875 Total Kansas                                                                                      13,377,383
----------------------------------------------------------------------------------------------------------------------------
             Kentucky - 1.4%

         500 Ashland, Kentucky, Pollution Control Revenue Refunding          No Opt. Call         Ba1 (3)         530,455
              Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
              11/01/09 (ETM)

       4,820 Kentucky State Property and Buildings Commission, Revenue    10/13 at 100.00         AAA           5,176,439
              Refunding Bonds, Project 79, Series 2003, 5.125%, 10/01/17
              (Pre-refunded 10/01/13) - MBIA Insured

             Kentucky Turnpike Authority, Economic Development Road
              Revenue Bonds, Revitalization Project,
             Series 2005B:
       5,000  5.000%, 7/01/15 - AMBAC Insured                                No Opt. Call         AAA           5,327,150
       6,735  5.000%, 7/01/20 - AMBAC Insured                              7/15 at 100.00         AAA           7,060,301

      16,980 Kentucky Turnpike Authority, Road Resource Recovery Revenue   6/06 at 100.00         Aa3 (3)      17,030,600
              Refunding Bonds, Series 1987A, 5.000%, 7/01/08 (ETM)
----------------------------------------------------------------------------------------------------------------------------
      34,035 Total Kentucky                                                                                    35,124,945
----------------------------------------------------------------------------------------------------------------------------
             Louisiana - 0.8%

       5,030 New Orleans, Louisiana, Refunding Certificates of            12/08 at 102.00         AAA           5,204,742
              Indebtedness, Series 1998B, 5.000%, 12/01/12 - FSA Insured

       2,400 St. Martin Parish, Louisiana, Industrial Development            No Opt. Call          A+           2,366,208
              Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12

      12,950 Tobacco Settlement Financing Corporation, Louisiana,          5/11 at 101.00         BBB          13,579,370
              Tobacco Settlement Asset-Backed Bonds, Series 2001B,
              5.875%, 5/15/39
----------------------------------------------------------------------------------------------------------------------------
      20,380 Total Louisiana                                                                                   21,150,320
----------------------------------------------------------------------------------------------------------------------------

----
81

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)               Value
------------------------------------------------------------------------------------------------------------------------------
               Maryland - 0.2%

 $     1,450   Maryland Community Development Administration, Housing        1/07 at 102.00         Aa2     $     1,486,018
                Revenue Bonds, Series 1996A, 5.875%, 7/01/16

         500   Maryland Health and Higher Educational Facilities             1/07 at 102.00          A- (3)         516,550
                Authority, Revenue Refunding Bonds, Pickersgill Inc.,
                Series 1997A, 5.750%, 1/01/08 (Pre-refunded 1/01/07)
------------------------------------------------------------------------------------------------------------------------------
       1,950   Total Maryland                                                                                     2,002,568
------------------------------------------------------------------------------------------------------------------------------
               Massachusetts - 6.4%

       8,140   Massachusetts Bay Transportation Authority, Senior Sales      7/12 at 100.00         AAA           8,725,917
                Tax Revenue Refunding Bonds, Series 2002A, 5.250%, 7/01/15
                (Pre-refunded 7/01/12) - FSA Insured

         800   Massachusetts Health and Educational Facilities Authority,    7/08 at 101.00           A             824,376
                Revenue Bonds, Massachusetts Eye and Ear Infirmary, Series
                1998B, 5.250%, 7/01/10 - ACA Insured

               Massachusetts Industrial Finance Agency, Resource Recovery
               Revenue Refunding Bonds, Ogden Haverhill Project, Series
               1998A:
       1,500    5.450%, 12/01/12 (Alternative Minimum Tax)                  12/08 at 102.00         BBB           1,559,085
       1,825    5.500%, 12/01/13 (Alternative Minimum Tax)                  12/08 at 102.00         BBB           1,897,562

      22,090   Massachusetts Water Resources Authority, General Revenue        No Opt. Call         AAA          23,957,709
                Bonds, Series 2002J, 5.250%, 8/01/16 - FSA Insured

      10,000   Massachusetts, General Obligation Bonds, Consolidated Loan,     No Opt. Call          AA          10,983,500
                Series 2001D, 5.500%, 11/01/14

               Massachusetts, General Obligation Bonds, Consolidated Loan,
               Series 2003A:
       9,060    5.000%, 1/01/19 (Pre-refunded 1/01/13)                       1/13 at 100.00          AA (3)       9,566,635
       5,250    5.125%, 1/01/20 (Pre-refunded 1/01/13)                       1/13 at 100.00          AA (3)       5,581,642
      12,500    5.000%, 1/01/21 (Pre-refunded 1/01/13)                       1/13 at 100.00          AA (3)      13,199,000

       7,040   Massachusetts, General Obligation Bonds, Consolidated Loan,   8/13 at 100.00          AA (3)       7,452,896
                Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)

      10,000   Massachusetts, General Obligation Bonds, Consolidated Loan,  12/14 at 100.00         AAA          10,584,900
                Series 2004D, 5.000%, 12/01/22 (Pre-refunded
                12/01/14) - FSA Insured

       7,000   Massachusetts, General Obligation Bonds, Series 2003D,          No Opt. Call          AA           7,704,900
                5.500%, 10/01/15

      12,520   Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00         AAA          13,233,765
                Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded
                1/01/14) - FGIC Insured

               Massachusetts, Special Obligation Refunding Notes, Federal
               Highway Grant Anticipation Note Program, Series 2003A:
      10,000    5.000%, 12/15/11 - FSA Insured                                 No Opt. Call         Aaa          10,570,000
      12,500    5.000%, 12/15/12 - FSA Insured                                 No Opt. Call         Aaa          13,234,625
      12,000    5.000%, 12/15/13 - FSA Insured                                 No Opt. Call         Aaa          12,714,720
       7,015    5.000%, 12/15/14 - FSA Insured                                 No Opt. Call         Aaa           7,436,742
------------------------------------------------------------------------------------------------------------------------------
     149,240   Total Massachusetts                                                                              159,227,974
------------------------------------------------------------------------------------------------------------------------------
               Michigan - 5.3%

       7,500   Dickinson County Economic Development Corporation,            6/12 at 100.00         BBB           7,979,925
                Michigan, Environmental Improvement Revenue Bonds,
                International Paper Company, Series 2002A, 5.750%, 6/01/16

       7,050   Dickinson County Economic Development Corporation,           11/14 at 100.00         BBB           6,946,436
                Michigan, Pollution Control Revenue Bonds, International
                Paper Company, Series 2004A, 4.800%, 11/01/18

       1,080   Kent Hospital Finance Authority, Michigan, Revenue Bonds,       No Opt. Call         BBB           1,133,525
                Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14

       3,370   Michigan Higher Education Facilities Authority, Limited       5/08 at 100.00          AA           3,412,395
                Obligation Revenue Refunding Bonds, Aquinas College,
                Series 1998C, 5.125%, 5/01/16 - RAAI Insured

       4,025   Michigan Municipal Bond Authority, Clean Water Revolving     10/14 at 100.00         AAA           4,282,238
                Fund Revenue Bonds, Series 2004, 5.000%, 10/01/15

      15,000   Michigan State Building Authority, Revenue Bonds,            10/07 at 100.00         AA- (3)      15,229,650
                Facilities Program, Series 1997II, 4.750%, 10/15/13
                (Pre-refunded 10/15/07)

               Michigan State Building Authority, Revenue Refunding Bonds,
               Facilities Program, Series 1998I:
      14,080    4.750%, 10/15/17                                            10/09 at 100.00         AA-          14,297,536
       3,850    4.750%, 10/15/21                                            10/09 at 100.00         AA-           3,878,644

----
82

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
------------------------------------------------------------------------------------------------------------------------
             Michigan (continued)

             Michigan State Building Authority, Revenue Refunding Bonds,
             Facilities Program, Series 2003I:
 $     8,630  5.250%, 10/15/12 (WI/DD1, Settling 5/01/06) - FSA Insured      No Opt. Call         AAA $     9,288,814
       3,500  5.250%, 10/15/15 - FSA Insured                              10/13 at 100.00         AAA       3,761,380

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Detroit Medical Center Obligated Group,
             Series 1993B:
      20,185  5.750%, 8/15/13                                              8/06 at 100.00         BB-      20,185,807
      41,900  5.500%, 8/15/23                                              8/06 at 100.00         BB-      40,358,080

       1,000 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call         Aaa       1,040,530
              Refunding Bonds, Genesys Regional Medical Center Obligated
              Group, Series 1998A, 5.500%, 10/01/08 (ETM)

         375 Michigan State Hospital Finance Authority, Hospital Revenue     No Opt. Call          A-         384,176
              Refunding Bonds, Gratiot Community Hospital, Series 1995,
              6.100%, 10/01/07

         215 Michigan Strategic Fund, Limited Obligation Revenue Bonds,      No Opt. Call        BBB-         214,729
              Clark Retirement Community Inc., Series 1998, 4.900%,
              6/01/08

       1,470 Saginaw Hospital Finance Authority, Michigan, Hospital          No Opt. Call           A       1,526,815
              Revenue Bonds, Covenant Medical Center, Series 2004G,
              5.000%, 7/01/12
------------------------------------------------------------------------------------------------------------------------
     133,230 Total Michigan                                                                               133,920,680
------------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.7%

             Minneapolis-St. Paul Housing and Redevelopment Authority,
             Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003:
       1,050  5.250%, 12/01/10                                               No Opt. Call        BBB+       1,096,326
       3,130  5.250%, 12/01/11                                               No Opt. Call        BBB+       3,288,159

         835 Minnesota Housing Finance Agency, Rental Housing Bonds,       8/06 at 101.00         AAA         842,874
              Series 1995D, 5.800%, 8/01/11 - MBIA Insured

             St. Paul Housing and Redevelopment Authority, Minnesota,
             Healthcare Revenue Bonds, Gillette Children's Specialty
             Healthcare, Series 2005:
         225  5.000%, 2/01/12                                                No Opt. Call         N/R         230,144
         375  5.000%, 2/01/13                                                No Opt. Call         N/R         383,426
         400  5.000%, 2/01/14                                                No Opt. Call         N/R         406,060
         300  5.000%, 2/01/15                                                No Opt. Call         N/R         304,098

         950 St. Paul Housing and Redevelopment Authority, Minnesota,        No Opt. Call        BBB+         972,705
              Healthcare Revenue Bonds, Regions Hospital, Series 1998,
              5.000%, 5/15/09

       2,670 St. Paul Housing and Redevelopment Authority, Minnesota,     11/15 at 100.00        Baa3       2,840,293
              Revenue Bonds, Healtheast Inc., Series 2005, 5.750%,
              11/15/21

       2,685 St. Paul Port Authority, Minnesota, Lease Revenue Bonds,        No Opt. Call         AA+       2,851,631
              Office Building at Cedar Street, Series 2003, 5.000%,
              12/01/13

       5,000 White Earth Band of Chippewa Indians, Minnesota, Revenue        No Opt. Call           A       5,426,250
              Bonds, Series 2000A, 7.000%, 12/01/11 - ACA Insured
------------------------------------------------------------------------------------------------------------------------
      17,620 Total Minnesota                                                                               18,641,966
------------------------------------------------------------------------------------------------------------------------
             Mississippi - 0.3%

       8,660 Mississippi Business Finance Corporation, Pollution Control  10/06 at 100.00        BBB-       8,731,099
              Revenue Refunding Bonds, System Energy Resources Inc.
              Project, Series 1998, 5.875%, 4/01/22
------------------------------------------------------------------------------------------------------------------------
             Missouri - 1.4%

             Hannibal Industrial Development Authority, Missouri, Health
             Facilities Revenue Bonds, Hannibal Regional Hospital,
             Series 2006:
       1,290  4.250%, 3/01/12                                                No Opt. Call        BBB+       1,286,633
       1,465  4.400%, 3/01/15                                                No Opt. Call        BBB+       1,440,696
       1,515  4.450%, 3/01/16                                                No Opt. Call        BBB+       1,486,518

       6,220 Jackson County Reorganized School District R-7, Lees          3/14 at 100.00         Aaa       6,586,731
              Summit, Missouri, General Obligation Bonds, Series 2004,
              5.000%, 3/01/15 - MBIA Insured

       6,020 Joplin Industrial Development Authority, Missouri, Health     2/15 at 102.00        BBB+       6,348,030
              Facilities Revenue Bonds, Freeman Health System, Series
              2004, 5.500%, 2/15/19

----
83

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Missouri (continued)

             Kansas City Industrial Development Authority, Missouri,
             Retirement Center Revenue Refunding and Improvement Bonds,
             Kingswood Project, Series 1998A:
 $       445  5.375%, 11/15/09                                            11/08 at 102.00         N/R     $       439,420
       3,650  5.800%, 11/15/17                                            11/08 at 102.00         N/R           3,510,388

      13,180 Kansas City, Missouri, Airport Revenue Bonds, General         9/12 at 100.00         AAA          14,081,248
              Improvement Projects, Series 2003B, 5.375%, 9/01/15 - FGIC
              Insured

         300 Missouri Health and Educational Facilities Authority,         2/07 at 102.00         N/R             307,764
              Revenue Bonds, Lutheran Senior Services, Series 1997,
              5.550%, 2/01/09
-------------------------------------------------------------------------------------------------------------------------
      34,085 Total Missouri                                                                                    35,487,428
-------------------------------------------------------------------------------------------------------------------------
             Montana - 0.3%

       6,665 Montana Health Facility Authority, Healthcare Facility        6/06 at 102.00        BBB-           6,770,040
              Revenue Bonds, Community Medical Center Inc., Series 1996,
              6.375%, 6/01/18
-------------------------------------------------------------------------------------------------------------------------
             Nevada - 0.3%

       2,000 Clark County School District, Nevada, General Obligation        No Opt. Call         AAA           2,124,300
              Bonds, Series 2004A, 5.000%, 6/15/14 - FSA Insured

       1,925 Henderson Local Improvement District T-4C, Nevada, Limited    5/06 at 103.00         N/R           1,997,361
              Obligation Refunding Bonds, Green Valley Properties,
              Series 1999A, 5.900%, 11/01/18

       3,000 Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series        10/12 at 101.00           A           3,307,290
              2002A, 6.625%, 11/01/17 - ACA Insured
-------------------------------------------------------------------------------------------------------------------------
       6,925 Total Nevada                                                                                       7,428,951
-------------------------------------------------------------------------------------------------------------------------
             New Hampshire - 0.4%

      10,000 New Hampshire Housing Finance Authority, Multifamily          6/11 at 100.00         Aaa          10,346,600
              Remarketed Housing Bonds, Series 1994I, 5.600%, 1/01/24
              (Alternative Minimum Tax)
-------------------------------------------------------------------------------------------------------------------------
             New Jersey - 3.3%

      14,000 Essex County Improvement Authority, New Jersey, Lease           No Opt. Call         Aaa          14,908,460
              Revenue Bonds, Series 2003, 5.000%, 12/15/13 - FSA Insured

       1,000 Gloucester County Improvement Authority, New Jersey, Solid      No Opt. Call         BBB           1,086,360
              Waste Resource Recovery Revenue Refunding Bonds, Waste
              Management Inc. Project, Series 1999B, 7.000%, 12/01/29
              (Mandatory put 12/01/09) (Alternative Minimum Tax)

             New Jersey Economic Development Authority, Cigarette Tax
             Revenue Bonds, Series 2004:
      10,245  5.000%, 6/15/12 - FGIC Insured                                 No Opt. Call         AAA          10,801,201
       5,000  5.000%, 6/15/13 - FGIC Insured                                 No Opt. Call         AAA           5,272,100

         400 New Jersey Health Care Facilities Financing Authority,        7/15 at 100.00        Baa3             401,872
              Revenue Bonds, Children's Specialized Hospital, Series
              2005A, 5.000%, 7/01/18

       6,150 New Jersey, General Obligation Bonds, Series 2001H, 5.250%,     No Opt. Call         AAA           6,613,587
              7/01/12 - FGIC Insured

      10,685 New Jersey, General Obligation Bonds, Series 2005L, 5.250%,     No Opt. Call         AAA          11,619,617
              7/15/17 - AMBAC Insured

             Tobacco Settlement Financing Corporation, New Jersey,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       6,815  5.000%, 6/01/09                                                No Opt. Call         BBB           6,920,905
       6,315  5.500%, 6/01/12                                                No Opt. Call         BBB           6,615,405
         100  5.000%, 6/01/14                                              6/12 at 100.00         BBB             101,542
         100  5.000%, 6/01/15                                              6/12 at 100.00         BBB             101,278
       9,535  5.750%, 6/01/16                                              6/12 at 100.00         BBB           9,979,903
       6,925  5.375%, 6/01/18                                              6/12 at 100.00         BBB           7,075,965
       1,935  5.750%, 6/01/32                                              6/12 at 100.00         BBB           2,007,737
-------------------------------------------------------------------------------------------------------------------------
      79,205 Total New Jersey                                                                                  83,505,932
-------------------------------------------------------------------------------------------------------------------------
             New Mexico - 0.3%

       7,600 New Mexico Hospital Equipment Loan Council, Hospital          8/11 at 101.00         AA- (3)       8,233,840
              Revenue Bonds, Presbyterian Healthcare Services, Series
              2001A, 5.500%, 8/01/21 (Pre-refunded 8/01/11)
-------------------------------------------------------------------------------------------------------------------------

----
84

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             New York - 12.4%

             Dormitory Authority of the State of New York, Mortgage
             Insurance Fund Project Pool Bonds, State of New York
             Mortgage Agency - AIDS Long Term Health Care Facility,
             Series 2005:
 $     1,815  5.000%, 11/01/13                                            11/10 at 100.00         Aa1     $     1,892,228
       1,065  5.000%, 11/01/14                                            11/10 at 100.00         Aa1           1,110,316

      12,315 Dormitory Authority of the State of New York, New York        5/13 at 100.00          A+          13,468,669
              City, Lease Revenue Bonds, Court Facilities, Series 2003A,
              5.750%, 5/15/14

      15,500 Dormitory Authority of the State of New York, New York        5/13 at 100.00          A+ (3)      16,990,015
              City, Lease Revenue Bonds, Court Facilities, Series 2003A,
              5.500%, 5/15/18 (Pre-refunded 5/15/13)

       5,925 Dormitory Authority of the State of New York, Revenue         2/07 at 102.00         AA-           6,108,497
              Bonds, Mental Health Services Facilities Improvements,
              Series 1997B, 5.500%, 8/15/17

      16,500 Dormitory Authority of the State of New York, Revenue           No Opt. Call         AAA          17,538,015
              Bonds, New York and Presbyterian Hospital, Series 2004A,
              5.250%, 8/15/11 - FSA Insured

       8,200 Dormitory Authority of the State of New York, Revenue        10/12 at 100.00         AAA           8,878,468
              Bonds, School Districts Financing Program, Series 2002E,
              5.500%, 10/01/17 - MBIA Insured

      16,845 Long Island Power Authority, New York, Electric System        6/08 at 101.00         AAA          17,363,994
              General Revenue Bonds, Series 1998A, 5.000%,
              12/01/18 - FSA Insured

             Long Island Power Authority, New York, Electric System
             General Revenue Bonds, Series 2003B:
      12,500  5.250%, 12/01/13                                               No Opt. Call          A-          13,427,500
       1,540  5.250%, 6/01/14                                                No Opt. Call          A-           1,651,866

       4,000 Metropolitan Transportation Authority, New York, State          No Opt. Call         AAA           4,483,440
              Service Contract Refunding Bonds, Series 2002A, 5.750%,
              1/01/16 - XLCA Insured

      16,195 Metropolitan Transportation Authority, New York,             11/15 at 100.00         AAA          17,203,787
              Transportation Revenue Bonds, Series 2005B, 5.000%,
              11/15/16 - AMBAC Insured

       4,000 New York City Transitional Finance Authority, New York,       5/15 at 100.00         AAA           4,199,680
              Senior Lien Future Tax Secured Bonds, Fiscal Series
              2005A-1, 5.000%, 11/01/19

       6,815 New York City Transitional Finance Authority, New York,         No Opt. Call         AAA           7,176,263
              Senior Lien Future Tax Secured Bonds, Fiscal Series
              2006A-1, 5.000%, 11/01/10

       2,000 New York City, New York, General Obligation Bonds, Fiscal     8/06 at 101.50          A+           2,040,700
              Series 1997E, 6.000%, 8/01/16

         920 New York City, New York, General Obligation Bonds, Fiscal     8/06 at 101.50          A+ (3)         939,062
              Series 1997E, 6.000%, 8/01/16 (Pre-refunded 8/01/06)

       8,590 New York City, New York, General Obligation Bonds, Fiscal     8/08 at 101.00          A+           8,913,070
              Series 1998J, 5.375%, 8/01/13

       2,180 New York City, New York, General Obligation Bonds, Fiscal     8/08 at 101.00          A+ (3)       2,280,869
              Series 1998J, 5.375%, 8/01/13 (Pre-refunded 8/01/08)

       6,435 New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call          A+           6,538,410
              Series 2001D, 5.000%, 8/01/07

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004A:
      10,185  5.000%, 8/01/11                                                No Opt. Call          A+          10,708,407
       7,080  5.000%, 8/01/12                                                No Opt. Call          A+           7,464,940

             New York City, New York, General Obligation Bonds, Fiscal
             Series 2004B:
      15,000  5.250%, 8/01/11                                                No Opt. Call          A+          15,947,550
       5,000  5.250%, 8/01/12                                                No Opt. Call          A+           5,340,400

      10,000 New York City, New York, General Obligation Bonds, Fiscal     8/14 at 100.00         AAA          10,529,200
              Series 2004I, 5.000%, 8/01/16 - MBIA Insured

       9,055 New York City, New York, General Obligation Bonds, Fiscal     8/15 at 100.00         AAA           9,460,392
              Series 2005P, 5.000%, 8/01/21 - FGIC Insured

       3,200 New York Counties Tobacco Trust III, Tobacco Settlement       6/13 at 100.00         BBB           3,275,616
              Pass-Through Bonds, Series 2003,
             5.000%, 6/01/27

      15,870 New York State Mortgage Agency, Homeowner Mortgage Revenue   10/11 at 100.00         Aa1          16,249,293
              Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum
              Tax)

       5,000 New York State Thruway Authority, State Personal Income Tax   3/12 at 100.00         AAA           5,451,900
              Revenue Bonds, Series 2002A, 5.500%, 3/15/18 (Pre-refunded
              3/15/12) (WI/DD, Settling 5/01/06)

----
85

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)               Value
------------------------------------------------------------------------------------------------------------------------
             New York (continued)

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003A-1:
 $     2,000  5.250%, 6/01/16                                             6/10 at 100.00         AA-     $     2,086,900
      40,000  5.500%, 6/01/17                                             6/11 at 100.00         AA-          42,482,397

             New York State Tobacco Settlement Financing Corporation,
             Tobacco Settlement Asset-Backed and State Contingency
             Contract-Backed Bonds, Series 2003B-1C:
      15,000  5.500%, 6/01/17                                             6/11 at 100.00         AA-          15,930,900
      10,000  5.500%, 6/01/18                                             6/12 at 100.00         AA-          10,700,300

       1,000 Port Authority of New York and New Jersey, Special Project     No Opt. Call         AAA           1,086,490
              Bonds, JFK International Air Terminal LLC, Sixth Series
              1997, 6.250%, 12/01/10 - MBIA Insured (Alternative Minimum
              Tax)

         300 Port Authority of New York and New Jersey, Special Project     No Opt. Call         N/R             305,706
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
     292,030 Total New York                                                                                  309,225,240
------------------------------------------------------------------------------------------------------------------------
             North Carolina - 3.1%

      11,230 North Carolina Eastern Municipal Power Agency, Power System    No Opt. Call         BBB          11,806,099
              Revenue Refunding Bonds, Series 1993B, 7.000%, 1/01/08

       2,500 North Carolina Eastern Municipal Power Agency, Power System  1/09 at 102.00         BBB           2,638,150
              Revenue Refunding Bonds, Series 1999B, 5.600%, 1/01/15

             North Carolina Eastern Municipal Power Agency, Power System
             Revenue Refunding Bonds, Series 2003D:
      10,000  5.375%, 1/01/11                                               No Opt. Call         BBB          10,573,900
      20,000  5.375%, 1/01/13                                               No Opt. Call         BBB          21,288,600
      11,000  5.125%, 1/01/23                                             1/13 at 100.00         BBB          11,299,310

       2,000 North Carolina Medical Care Commission, Healthcare                 11/13 at         AA-           2,074,980
              Facilities Revenue Bonds, Novant Health Obligated Group,            100.00
              Series 2003A, 5.000%, 11/01/17

             North Carolina Municipal Power Agency 1, Catawba Electric
             Revenue Bonds, Series 2003A:
       7,000  5.500%, 1/01/13                                               No Opt. Call          A3           7,472,010
      10,000  5.250%, 1/01/18 - MBIA Insured                              1/13 at 100.00         AAA          10,590,200

         625 Wilmington Housing Authority, North Carolina, First          6/06 at 100.00         N/R (3)         627,256
              Mortgage Revenue Bonds, Series 1979, 7.750%, 6/01/10 (ETM)
------------------------------------------------------------------------------------------------------------------------
      74,355 Total North Carolina                                                                             78,370,505
------------------------------------------------------------------------------------------------------------------------
             Ohio - 0.3%

       1,000 Dayton, Ohio, Special Facilities Revenue Refunding Bonds,      No Opt. Call         AAA           1,067,280
              Emery Air Freight Corporation and Emery Worldwide Airlines
              Inc. - Guarantors, Series 1988C, 6.050%, 10/01/09

       5,635 Hamilton County, Ohio, Sewer System Revenue Refunding and          12/13 at         AAA           5,950,729
              Improvement Bonds, Metropolitan Sewer District, Series              100.00
              2003A, 5.000%, 12/01/15 - MBIA Insured

         245 Miami County, Ohio, Hospital Facilities Revenue Refunding      No Opt. Call        BBB+             245,247
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06
------------------------------------------------------------------------------------------------------------------------
       6,880 Total Ohio                                                                                        7,263,256
------------------------------------------------------------------------------------------------------------------------
             Oklahoma - 0.6%

       2,495 Norman Regional Hospital Authority, Oklahoma, Hospital       9/16 at 100.00        BBB-           2,541,108
              Revenue Bonds, Series 2005, 5.500%, 9/01/23

       8,375 Oklahoma, General Obligation Bonds, Series 2003A, 5.000%,    7/13 at 101.00         AAA           8,855,139
              7/15/17 - FGIC Insured

             Stillwater Medical Center Authority, Oklahoma, Hospital
             Revenue Bonds, Series 2005:
         120  5.250%, 5/15/12                                               No Opt. Call        Baa1             124,548
         700  5.250%, 5/15/13                                               No Opt. Call        Baa1             723,191
         790  5.250%, 5/15/14                                               No Opt. Call        Baa1             815,983
       1,050  5.250%, 5/15/15                                             5/14 at 100.00        Baa1           1,080,072
------------------------------------------------------------------------------------------------------------------------
      13,530 Total Oklahoma                                                                                   14,140,041
------------------------------------------------------------------------------------------------------------------------

----
86

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Oregon - 0.8%

 $     8,720 Oregon Department of Administrative Services, Certificates    5/07 at 101.00         AAA $     8,988,489
              of Participation, Series 1997A, 5.800%, 5/01/24
              (Pre-refunded 5/01/07) - AMBAC Insured

       3,000 Oregon State Department of Transportation, Highway User Tax  11/14 at 100.00         AA+       3,239,850
              Revenue Bonds, Series 2004A, 5.250%, 11/15/15

       7,445 Portland, Oregon, Sewer System Revenue Bonds, Series 2004A,  10/14 at 100.00         AAA       7,879,267
              5.000%, 10/01/16 - FSA Insured
---------------------------------------------------------------------------------------------------------------------
      19,165 Total Oregon                                                                                  20,107,606
---------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 0.9%

       5,475 Carbon County Industrial Development Authority,                 No Opt. Call        BBB-       5,762,328
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Panther Creek Partners Project, Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

             Pennsylvania Higher Educational Facilities Authority,
             Revenue Bonds, Geneva College, Series 1998:
         470  4.900%, 4/01/07                                                No Opt. Call        BBB-         472,430
         495  4.950%, 4/01/08                                                No Opt. Call        BBB-         501,069

             Pennsylvania Housing Finance Agency, FHA-Insured
             Multifamily Housing Revenue Refunding Mortgage Loan Bonds,
             Series 1992:
       1,110  8.100%, 7/01/13                                              7/06 at 100.00         AAA       1,112,575
       5,415  8.200%, 7/01/24                                              7/06 at 100.00         AAA       5,446,299

       3,150 Philadelphia Gas Works, Pennsylvania, Revenue Bonds,            No Opt. Call         AAA       3,331,976
              General Ordinance, Fifth Series 2004A-1, 5.000%,
              9/01/14 - FSA Insured

       5,000 Philadelphia School District, Pennsylvania, General           8/12 at 100.00         AAA       5,486,750
              Obligation Bonds, Series 2002B, 5.625%, 8/01/17
              (Pre-refunded 8/01/12) - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
      21,115 Total Pennsylvania                                                                            22,113,427
---------------------------------------------------------------------------------------------------------------------
             Puerto Rico - 3.7%

             Puerto Rico Electric Power Authority, Power Revenue Bonds,
             Series 2002II:
       4,200  5.375%, 7/01/19 - MBIA Insured                               7/12 at 101.00         AAA       4,530,288
       5,000  5.000%, 7/01/20 - MBIA Insured                               7/12 at 101.00         AAA       5,221,650

       4,000 Puerto Rico Highway and Transportation Authority, Highway       No Opt. Call         AAA       4,404,360
              Revenue Bonds, Series 1998A, 5.500%, 7/01/14 - AMBAC
              Insured

      11,695 Puerto Rico Housing Finance Authority, Capital Fund Program  12/13 at 100.00          AA      12,170,870
              Revenue Bonds, Series 2003, 5.000%, 12/01/17

      10,000 Puerto Rico Public Buildings Authority, Guaranteed              No Opt. Call         AAA      10,838,300
              Government Facilities Revenue Bonds, Series 2003H, 5.250%,
              7/01/14 - FGIC Insured

       3,000 Puerto Rico Public Buildings Authority, Guaranteed            7/12 at 100.00         BBB       3,092,130
              Government Facilities Revenue Bonds, Series 2004J, 5.000%,
              7/01/28 (Mandatory put 7/01/12)

       5,500 Puerto Rico Public Finance Corporation, Commonwealth          2/12 at 100.00        BBB-       5,867,345
              Appropriation Bonds, Series 2004A, 5.750%, 8/01/27
              (Mandatory put 2/01/12)

      10,000 Puerto Rico, General Obligation and Public Improvement          No Opt. Call         AAA      11,094,300
              Bonds, Series 2001A, 5.500%, 7/01/16 - MBIA Insured

       5,000 Puerto Rico, General Obligation and Public Improvement        7/14 at 100.00         AAA       5,287,850
              Bonds, Series 2004A, 5.000%, 7/01/16 - FSA Insured

      10,000 Puerto Rico, General Obligation Refunding Bonds, Series         No Opt. Call         AAA      10,912,900
              2002, 5.500%, 7/01/12 - FGIC Insured

       5,280 Puerto Rico, Highway Revenue Bonds, Highway and                 No Opt. Call         AAA       6,125,117
              Transportation Authority, Series 1996Z, 6.250%,
              7/01/15 - MBIA Insured

      11,000 Puerto Rico, The Children's Trust Fund, Tobacco Settlement    7/10 at 100.00         AAA      11,954,250
              Asset-Backed Bonds, Series 2000, 6.000%, 7/01/26
              (Pre-refunded 7/01/10)

       2,200 Puerto Rico, The Children's Trust Fund, Tobacco Settlement      No Opt. Call         BBB       2,227,456
              Asset-Backed Refunding Bonds, Series 2002, 5.000%, 5/15/08
---------------------------------------------------------------------------------------------------------------------
      86,875 Total Puerto Rico                                                                             93,726,816
---------------------------------------------------------------------------------------------------------------------

----
87

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)               Value
---------------------------------------------------------------------------------------------------------------------------
               Rhode Island - 0.3%

 $     7,895   Rhode Island Tobacco Settlement Financing Corporation,        6/12 at 100.00         BBB     $     8,268,907
                Tobacco Settlement Asset-Backed Bonds, Series 2002A,
                6.000%, 6/01/23
---------------------------------------------------------------------------------------------------------------------------
               South Carolina - 1.3%

       4,000   Greenville County School District, South Carolina,           12/12 at 101.00         AA- (3)       4,389,440
                Installment Purchase Revenue Bonds, Series 2002, 5.500%,
                12/01/28 (Pre-refunded 12/01/12)

      15,000   Greenville County School District, South Carolina,           12/16 at 100.00         AA-          15,536,100
                Installment Purchase Revenue Bonds, Series 2006, 5.000%,
                12/01/23

               Newberry Investing in Children's Education, South Carolina,
               Installment Purchase Revenue Bonds, Newberry County School
               District Project, Series 2005:
       1,500    5.250%, 12/01/23                                            12/15 at 100.00        BBB+           1,544,595
       2,000    5.250%, 12/01/24                                            12/15 at 100.00        BBB+           2,056,200

       3,600   South Carolina Public Service Authority, Revenue Bonds,       1/10 at 101.00         AAA           3,845,592
                Santee Cooper Electric System, Series 1999A, 5.500%,
                1/01/11 - MBIA Insured

       5,700   Tobacco Settlement Revenue Management Authority, South        5/11 at 101.00         BBB           5,971,434
                Carolina, Tobacco Settlement Asset-Backed Bonds, Series
                2001B, 6.000%, 5/15/22
---------------------------------------------------------------------------------------------------------------------------
      31,800   Total South Carolina                                                                              33,343,361
---------------------------------------------------------------------------------------------------------------------------
               South Dakota - 0.3%

               South Dakota Health and Educational Facilities Authority,
               Revenue Bonds, Huron Regional Medical Center, Series 2005:
         450    5.000%, 4/01/09                                                No Opt. Call        BBB+             457,295
         760    5.000%, 4/01/17                                              4/13 at 100.00        BBB+             762,531
         800    5.000%, 4/01/18                                              4/13 at 100.00        BBB+             801,360
         840    5.000%, 4/01/19                                              4/13 at 100.00        BBB+             839,572
         820    5.000%, 4/01/20                                              4/13 at 100.00        BBB+             817,934

       4,000   South Dakota Health and Educational Facilities Authority,    11/11 at 101.00          A+           4,149,800
                Revenue Bonds, Sioux Valley Hospitals, Series 2001E,
                5.375%, 11/01/24
---------------------------------------------------------------------------------------------------------------------------
       7,670   Total South Dakota                                                                                 7,828,492
---------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.8%

               Johnson City Health and Educational Facilities Board,
               Tennessee, Revenue Bonds, Mountain States Health Alliance,
               Series 2006A:
         715    5.000%, 7/01/15                                                No Opt. Call        BBB+             724,931
         750    5.000%, 7/01/18                                              7/16 at 100.00        BBB+             753,218

      10,000   Memphis, Tennessee, General Improvement Bonds, Series 2000,   4/08 at 101.00          A1 (3)      10,381,200
                5.250%, 4/01/19 (Pre-refunded 4/01/08)

      14,645   Memphis, Tennessee, Subordinate Lien Electric System            No Opt. Call         AAA          15,573,493
                Revenue Bonds, Series 2003A, 5.000%, 12/01/13 - MBIA
                Insured

         500   Memphis-Shelby County Airport Authority, Tennessee, Special     No Opt. Call         BBB             526,995
                Facilities Revenue Refunding Bonds, FedEx Inc., Series
                1997, 5.350%, 9/01/12

       2,000   Memphis-Shelby County Airport Authority, Tennessee, Special     No Opt. Call         BBB           2,095,840
                Facilities Revenue Refunding Bonds, FedEx Inc., Series
                2002, 5.050%, 9/01/12

       6,750   Metropolitan Government of Nashville-Davidson County,           No Opt. Call         BBB           6,716,655
                Tennessee, Exempt Facilities Revenue Bonds, Waste
                Management Inc., Series 2001, 3.750%, 8/01/31 (Mandatory
                put 8/01/07) (Alternative Minimum Tax)

       7,350   Shelby County Health, Educational and Housing Facilities        No Opt. Call         N/R           7,519,712
                Board, Tennessee, Revenue Bonds, Baptist Memorial
                Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
                10/01/08)
---------------------------------------------------------------------------------------------------------------------------
      42,710   Total Tennessee                                                                                   44,292,044
---------------------------------------------------------------------------------------------------------------------------
               Texas - 6.4%

       5,000   Austin, Texas, Airport System Prior Lien Revenue Bonds,      11/13 at 100.00         AAA           5,296,000
                Series 2003, 5.250%, 11/15/16 - MBIA Insured

       8,800   Austin, Texas, Electric Utility System Revenue Refunding      5/13 at 100.00         AAA           9,262,440
                Bonds, Series 2003, 5.250%, 11/15/20 - MBIA Insured

       6,585   Crowley Independent School District, Tarrant and Johnson      8/08 at 100.00         AAA           6,979,310
                Counties, Texas, General Obligation Bonds, Series 1997,
                6.500%, 8/01/23 (Pre-refunded 8/01/08)

----
88

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)           Value
-----------------------------------------------------------------------------------------------------------------------
               Texas (continued)

 $     3,000   Goose Creek Consolidated Independent School District,           No Opt. Call         AAA $     2,690,550
                Harris County, Texas, General Obligation Refunding Bonds,
                Series 1993, 0.000%, 2/15/09

               Harris County Health Facilities Development Corporation,
               Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare
               System, Series 2004A:
       3,290    5.000%, 12/01/09                                               No Opt. Call           A       3,383,074
       1,475    5.250%, 12/01/10                                               No Opt. Call           A       1,540,696
       1,000    5.250%, 12/01/11                                               No Opt. Call           A       1,052,060
       1,150    5.250%, 12/01/12                                               No Opt. Call           A       1,212,560
       1,000    5.250%, 12/01/13                                               No Opt. Call           A       1,050,820

       7,000   Harris County Health Facilities Development Corporation,      6/06 at 100.00         AAA       7,017,570
                Texas, Hospital Revenue Bonds, St. Luke's Episcopal
                Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)

      12,555   Harris County Health Facilities Development Corporation,      7/09 at 101.00         AAA      13,350,736
                Texas, Revenue Bonds, Christus Health, Series 1999A,
                5.625%, 7/01/12 (Pre-refunded 7/01/09) - MBIA Insured

      15,000   Harris County, Texas, Subordinate Lien General Obligation       No Opt. Call         AAA      15,739,200
                Bonds, Series 2004B, 5.000%, 8/15/32 (Mandatory put
                8/15/12) - FSA Insured

               Houston, Texas, First Lien Combined Utility System Revenue
                Bonds, Series 2004A:
       3,500    5.250%, 5/15/11 - MBIA Insured                                 No Opt. Call         AAA       3,726,065
       5,750    5.250%, 5/15/12 - MBIA Insured                                 No Opt. Call         AAA       6,152,673
       3,595    5.250%, 5/15/13 - MBIA Insured                                 No Opt. Call         AAA       3,860,059

       5,000   Houston, Texas, General Obligation Bonds, Series 2005A,       9/15 at 100.00         AAA       5,295,100
                5.000%, 3/01/16 - AMBAC Insured

               Houston, Texas, Junior Lien Water and Sewerage System
               Revenue Forward Refunding Bonds, Series 2002B:
       6,000    5.750%, 12/01/15 (Pre-refunded 12/01/12) - AMBAC Insured    12/12 at 100.00         AAA       6,620,400
       5,385    5.750%, 12/01/16 (Pre-refunded 12/01/12) - AMBAC Insured    12/12 at 100.00         AAA       5,941,809

               Houston, Texas, Junior Lien Water and Sewerage System
               Revenue Refunding Bonds, Series 2001A:
      10,000    5.500%, 12/01/14 - FSA Insured                              12/11 at 100.00         AAA      10,802,800
       4,200    5.500%, 12/01/17 - FSA Insured                              12/11 at 100.00         AAA       4,505,088

      10,000   Houston, Texas, Junior Lien Water and Sewerage System        12/12 at 100.00         AAA      10,602,600
                Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30
                (Pre-refunded 12/01/12) - FSA Insured

       1,595   Kerrville Health Facilities Development Corporation, Texas,     No Opt. Call        BBB-       1,620,217
                Revenue Bonds, Sid Peterson Memorial Hospital Project,
                Series 2005, 5.000%, 8/15/14

       4,515   Lower Colorado River Authority, Texas, Contract Revenue       5/13 at 100.00         AAA       4,783,146
                Refunding Bonds, Transmission Services Corporation, Series
                2003C, 5.250%, 5/15/17 - AMBAC Insured

               North Harris County Regional Water Authority, Texas, Senior
               Water Revenue Bonds, Series 2003:
       2,855    5.250%, 12/15/14 - FGIC Insured                             12/13 at 100.00         AAA       3,057,876
       3,465    5.250%, 12/15/17 - FGIC Insured                             12/13 at 100.00         AAA       3,689,775

               Sam Rayburn Municipal Power Agency, Texas, Power Supply
               System Revenue Refunding Bonds, Series 2002A:
       8,615    6.000%, 10/01/16                                            10/12 at 100.00        Baa2       9,124,233
       9,450    6.000%, 10/01/21                                            10/12 at 100.00        Baa2       9,960,773

       1,100   Tomball Hospital Authority, Texas, Hospital Revenue Bonds,      No Opt. Call        Baa3       1,132,461
                Tomball Regional Hospital, Series 1999, 5.500%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------
     150,880   Total Texas                                                                                  159,450,091
-----------------------------------------------------------------------------------------------------------------------
               Utah - 0.2%

       1,655   Intermountain Power Agency, Utah, Power Supply Revenue        7/07 at 102.00         AAA       1,726,148
                Refunding Bonds, Series 1997B, 5.750%, 7/01/19
                (Pre-refunded 7/01/07) - MBIA Insured

       3,345   Intermountain Power Agency, Utah, Power Supply Revenue        7/07 at 102.00         AAA       3,480,907
                Refunding Bonds, Series 1997B, 5.750%, 7/01/19 - MBIA
                Insured
-----------------------------------------------------------------------------------------------------------------------
       5,000   Total Utah                                                                                     5,207,055
-----------------------------------------------------------------------------------------------------------------------
               Virgin Islands - 0.0%

       1,000   Virgin Islands Water and Power Authority, Electric System     7/08 at 101.00         N/R       1,029,200
                Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/09
-----------------------------------------------------------------------------------------------------------------------

----
89

Portfolio of Investments
NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
--------------------------------------------------------------------------------------------------------------------------
             Virginia - 0.5%

 $     2,370 Chesapeake Hospital Authority, Virginia, Revenue Bonds,         No Opt. Call          A3     $     2,496,368
              Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13

             Metropolitan Washington D.C. Airports Authority, Airport
             System Revenue Bonds, Series 2003B:
       2,685  5.250%, 10/01/14 - FGIC Insured                             10/13 at 100.00         AAA           2,871,097
       2,280  5.250%, 10/01/15 - FGIC Insured                             10/13 at 100.00         AAA           2,426,034

         500 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call         BB-             505,960
              Revenue Bonds, Route 895 Connector Toll Road, Series
              1998A, 5.250%, 8/15/07

         555 Prince William County Park Authority, Virginia, Park         10/09 at 101.00          A3             584,748
              Facilities Revenue Refunding and Improvement Bonds, Series
              1999, 5.375%, 10/15/11

       4,645 Tobacco Settlement Financing Corporation of Virginia,         6/15 at 100.00         BBB           4,733,905
              Tobacco Settlement Asset-Backed Bonds, Series 2005,
              5.250%, 6/01/19
--------------------------------------------------------------------------------------------------------------------------
      13,035 Total Virginia                                                                                    13,618,112
--------------------------------------------------------------------------------------------------------------------------
             Washington - 4.6%

       5,000 Central Puget Sound Regional Transit Authority, Washington,   5/15 at 100.00         AAA           5,294,350
              Sales and Use Tax Revenue Bonds, Series 2005A, 5.000%,
              11/01/15 - AMBAC Insured

       2,730 Chelan County Public Utility District 1, Washington, Rocky    7/06 at 100.00          AA           2,732,402
              Reach Hydroelectric System Revenue Bonds, Series 1968,
              5.125%, 7/01/23

       2,710 Douglas County Public Utility District 1, Washington,           No Opt. Call          AA (3)       2,633,659
              Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%,
              9/01/18 (ETM)

         330 Energy Northwest, Washington, Electric Revenue Bonds,           No Opt. Call         AAA             352,829
              Columbia Generating Station - Nuclear Project 2, Series
              2004A, 5.250%, 7/01/11 - AMBAC Insured (ETM)

       4,730 Energy Northwest, Washington, Electric Revenue Bonds,           No Opt. Call         AAA           5,045,775
              Columbia Generating Station - Nuclear Project 2, Series
              2004A, 5.250%, 7/01/11 - AMBAC Insured

       5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/11 at 101.00         AAA           5,414,700
              Bonds, Nuclear Project 1, Series 2001A, 5.500%,
              7/01/12 - FSA Insured

       5,000 Energy Northwest, Washington, Electric Revenue Refunding      7/12 at 100.00         AAA           5,372,500
              Bonds, Nuclear Project 1, Series 2002A, 5.500%,
              7/01/15 - MBIA Insured

       1,710 Energy Northwest, Washington, Nuclear Project 1, Revenue      7/16 at 100.00         Aaa           1,801,930
              Bonds, Series 2006A, 5.000%, 7/01/17

       5,055 King County, Washington, General Obligation Bonds,            6/14 at 100.00         AAA           5,354,003
              Harborview Medical Center, Series 2004, 5.000%,
              12/01/14 - AMBAC Insured

       2,065 Seattle Museum Development Authority, Washington,             4/15 at 100.00         AAA           2,173,165
              Guaranteed Lease Revenue Bonds, Series 2005, 5.000%,
              4/01/17

       6,045 Seattle, Washington, Municipal Light and Power Revenue       11/13 at 100.00         AAA           6,505,750
              Bonds, Series 2003, 5.250%, 11/01/16 - FSA Insured

       1,175 Skagit County Public Hospital District 1, Washington,        12/15 at 100.00        Baa3           1,202,342
              Revenue Bonds, Skagit Valley Hospital, Series 2005,
              5.375%, 12/01/22

       8,900 Tacoma, Washington, Electric System Revenue Bonds, Series     7/14 at 100.00         AAA           9,505,467
              2004A, 5.250%, 1/01/16 - FGIC Insured

       5,000 Washington Public Power Supply System, Revenue Refunding        No Opt. Call         Aaa           6,093,700
              Bonds, Nuclear Project 1, Series 1989B, 7.125%, 7/01/16

      12,610 Washington Public Power Supply System, Revenue Refunding        No Opt. Call         Aaa          13,086,910
              Bonds, Nuclear Project 1, Series 1993A, 7.000%, 7/01/07
              (ETM)

       1,650 Washington Public Power Supply System, Revenue Refunding        No Opt. Call         Aaa           1,710,291
              Bonds, Nuclear Project 1, Series 1993A, 7.000%, 7/01/07

       7,805 Washington Public Power Supply System, Revenue Refunding        No Opt. Call         Aaa           8,533,831
              Bonds, Nuclear Project 1, Series 1993B, 7.000%, 7/01/09

      10,500 Washington Public Power Supply System, Revenue Refunding      7/06 at 102.00         AAA          10,745,700
              Bonds, Nuclear Project 1, Series 1996A, 5.750%, 7/01/11
              (Pre-refunded 7/01/06) - MBIA Insured

             Washington State Tobacco Settlement Authority, Tobacco
             Settlement Asset-Backed Revenue Bonds, Series 2002:
       5,000  5.250%, 6/01/09                                                No Opt. Call         BBB           5,101,400
         320  5.500%, 6/01/12                                                No Opt. Call         BBB             334,704
       6,595  6.500%, 6/01/26                                              6/13 at 100.00         BBB           7,173,052

----
90

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)               Value
---------------------------------------------------------------------------------------------------------------------------
             Washington (continued)

 $     7,845 Washington, Various Purpose General Obligation Bonds,        7/10 at 100.00         AAA     $     8,336,411
              Series 2000A, 5.625%, 7/01/21 - FSA Insured
---------------------------------------------------------------------------------------------------------------------------
     107,775 Total Washington                                                                                114,504,871
---------------------------------------------------------------------------------------------------------------------------
             Wisconsin - 3.9%

             Badger Tobacco Asset Securitization Corporation, Wisconsin,
             Tobacco Settlement Asset-Backed Bonds, Series 2002:
       3,000  5.000%, 6/01/08                                               No Opt. Call         BBB           3,029,190
       1,265  5.000%, 6/01/09                                               No Opt. Call         BBB           1,282,837
         150  5.500%, 6/01/10                                               No Opt. Call         BBB             155,230
         100  5.750%, 6/01/12                                               No Opt. Call         BBB             105,908
       4,100  6.000%, 6/01/17                                             6/12 at 100.00         BBB           4,329,313

       2,000 Southeast Wisconsin Professional Baseball Park District,       No Opt. Call         AAA           2,214,840
              Sales Tax Revenue Refunding Bonds, Series 1998A, 5.500%,
              12/15/17 - MBIA Insured

      31,000 Wisconsin Health and Educational Facilities Authority,       5/06 at 102.00         AAA          31,665,880
              Revenue Bonds, Aurora Medical Group Inc., Series 1996,
              5.750%, 11/15/25 - FSA Insured

       4,552 Wisconsin Health and Educational Facilities Authority,         No Opt. Call         AAA           4,917,844
              Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003,
              5.625%, 2/15/13 - AMBAC Insured

         750 Wisconsin Health and Educational Facilities Authority,             10/07 at         BBB             758,498
              Revenue Bonds, Carroll College, Series 1998, 5.000%,                101.00
              10/01/09

       2,000 Wisconsin Health and Educational Facilities Authority,       5/16 at 100.00         BBB           1,992,060
              Revenue Bonds, Divine Savior Healthcare, Series 2006,
              5.000%, 5/01/23

       6,920 Wisconsin Health and Educational Facilities Authority,         No Opt. Call         AAA           7,766,385
              Revenue Bonds, Meriter Hospital Inc., Series 1992A,
              6.000%, 12/01/22 - FGIC Insured

      10,000 Wisconsin Housing and Economic Development Authority, Home   9/08 at 101.50          AA          10,265,600
              Ownership Revenue Bonds, Series 1998B, 5.500%, 9/01/27
              (Alternative Minimum Tax)

       3,545 Wisconsin Housing and Economic Development Authority, Home   9/11 at 100.00          AA           3,612,532
              Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18
              (Alternative Minimum Tax)

       3,045 Wisconsin Housing and Economic Development Authority,          No Opt. Call          AA (3)       3,268,290
              Insured Mortgage Revenue Refunding Bonds, Series 1977A,
              5.800%, 6/01/17 (ETM)

       8,105 Wisconsin, General Obligation Bonds, Series 2001F, 5.250%,   5/12 at 100.00         AAA           8,677,942
              5/01/20 (Pre-refunded 5/01/12) - FSA Insured

      11,700 Wisconsin, Transportation Revenue Bonds, Series 2005A,         No Opt. Call         AAA          12,668,409
              5.250%, 7/01/15 - FSA Insured
---------------------------------------------------------------------------------------------------------------------------
      92,232 Total Wisconsin                                                                                  96,710,758
---------------------------------------------------------------------------------------------------------------------------
 $ 2,358,817 Total Long-Term Investments (cost $2,433,473,545) - 99.2%                                     2,481,937,265
---------------------------------------------------------------------------------------------------------------------------
------------
             Short-Term Investments - 0.0%

         750 Idaho Health Facilities Authority, Revenue Bonds, St.                              A-1+             750,000
              Luke's Regional Medical Center, Variable Rate Demand
              Obligations, Series 2000, 3.780%, 7/01/30 - FSA Insured (4)
---------------------------------------------------------------------------------------------------------------------------
 $       750 Total Short-Term Investments (cost $750,000)                                                        750,000
---------------------------------------------------------------------------------------------------------------------------
------------
             Total Investments (cost $2,434,223,545) - 99.2%                                               2,482,687,265
             -----------------------------------------------------------------------------------------------------------
             Other Assets Less Liabilities - 0.8%                                                             20,568,754
             -----------------------------------------------------------------------------------------------------------
             Net Assets - 100%                                                                           $ 2,503,256,019
             -----------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Not rated.
          WI/DD  Purchased on a when-issued or delayed delivery basis.
        WI/DD1  Portion purchased on a when-issued or delayed delivery basis.
          (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
91

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Alabama - 2.2%

 $     3,815 Alabama 21st Century Authority, Tobacco Settlement Revenue   12/11 at 101.00          A- $     4,013,685
              Bonds, Series 2001, 5.500%, 12/01/12

       1,000 Alabama Public School and College Authority, Capital            No Opt. Call          AA       1,031,160
              Improvement Revenue Bonds, Series 1998, 5.000%, 11/01/08

       3,630 Birmingham Special Care Facilities Financing Authority,         No Opt. Call        Baa1       3,723,364
              Alabama, Revenue Bonds, Baptist Health System Inc., Series
              2005A, 5.000%, 11/15/12

       3,365 Colbert County-Northwest Health Care Authority, Alabama,        No Opt. Call        Baa3       3,376,609
              Revenue Bonds, Helen Keller Hospital, Series 2003, 5.000%,
              6/01/09

             Health Care Authority for Baptist Health, Alabama, Revenue
             Bonds, Baptist Health, Series 2006D:
       1,000  5.000%, 11/15/13                                               No Opt. Call          A3       1,030,900
       1,000  5.000%, 11/15/14                                               No Opt. Call          A3       1,028,770

       1,500 Mobile Industrial Development Board, Alabama, Pollution       6/09 at 100.00         BBB       1,517,235
              Control Revenue Bonds, International Paper Company, Series
              1994A, 4.650%, 12/01/11

       1,000 Mobile Industrial Development Board, Alabama, Pollution         No Opt. Call         BBB       1,012,640
              Control Revenue Refunding Bonds, International Paper
              Company, Series 1998A, 4.750%, 4/01/10
---------------------------------------------------------------------------------------------------------------------
      16,310 Total Alabama                                                                                 16,734,363
---------------------------------------------------------------------------------------------------------------------
             Arizona - 1.6%

             Glendale Industrial Development Authority, Arizona, Revenue
             Bonds, Midwestern University, Series 2004:
       1,025  5.125%, 5/15/09                                                No Opt. Call          A-       1,054,787
         695  5.250%, 5/15/11                                                No Opt. Call          A-         727,540
       1,000  5.250%, 5/15/12                                                No Opt. Call          A-       1,050,260

       1,000 Glendale, Arizona, Subordinate Lien Water and Sewer Revenue     No Opt. Call         AAA       1,083,830
              Bonds, Series 2006, 5.250%, 7/01/14 - FGIC Insured

             Maricopa County, Arizona, Hospital Revenue Bonds, Sun
             Health Corporation, Series 2005:
       3,080  5.000%, 4/01/13                                                No Opt. Call        Baa1       3,172,492
       3,000  5.000%, 4/01/15                                                No Opt. Call        Baa1       3,079,860

       2,000 Yavapai County Industrial Development Authority, Arizona,       No Opt. Call         BBB       2,005,260
              Solid Waste Disposal Revenue Bonds, Waste Management Inc.,
              Series 2003B, 4.450%, 3/01/28 (Mandatory put 3/01/08)
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      11,800 Total Arizona                                                                                 12,174,029
---------------------------------------------------------------------------------------------------------------------
             Arkansas - 1.0%

         280 Arkansas Development Finance Authority, FHA-Insured or VA     8/06 at 100.00         AA+         286,902
              Guaranteed Single Family Mortgage Revenue Refunding Bonds,
              Series 1991A, 8.000%, 8/15/11

             Sebastian County Health Facilities Board, Arkansas,
             Hospital Revenue Improvement Bonds, Sparks Regional Medical
             Center, Series 2001A:
       1,620  5.500%, 11/01/11                                               No Opt. Call        Baa2       1,695,443
       3,415  5.500%, 11/01/12                                            11/11 at 101.00        Baa2       3,586,160

       1,605 Washington County, Arkansas, Hospital Revenue Bonds,            No Opt. Call         BBB       1,653,567
              Washington Regional Medical Center, Series 2005B, 5.000%,
              2/01/12
---------------------------------------------------------------------------------------------------------------------
       6,920 Total Arkansas                                                                                 7,222,072
---------------------------------------------------------------------------------------------------------------------
             California - 10.5%

             California Department of Water Resources, Power Supply
             Revenue Bonds, Series 2002A:
       5,000  5.500%, 5/01/07                                                No Opt. Call          A2       5,088,500
       3,000  5.500%, 5/01/08                                                No Opt. Call          A2       3,101,520
       9,900  5.500%, 5/01/13 - AMBAC Insured                              5/12 at 101.00         AAA      10,794,663

       2,500 California Health Facilities Financing Authority, Revenue       No Opt. Call          A-       2,580,500
              Bonds, Catholic Healthcare West, Series 2005G, 5.000%,
              7/01/09

       1,000 California Health Facilities Financing Authority, Revenue       No Opt. Call          A3       1,049,160
              Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%,
              11/15/13

       5,000 California Statewide Community Development Authority,           No Opt. Call        BBB+       5,092,600
              Multifamily Housing Revenue Refunding Bonds, Archstone
              Communities Trust, Archstone Oakridge Apartments, Series
              1999E, 5.300%, 6/01/29 (Mandatory put 6/01/08)

----
92

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             California (continued)

 $     1,000 California Statewide Community Development Authority,           No Opt. Call        BBB+ $     1,050,180
              Revenue Bonds, Daughters of Charity Health System, Series
              2005G, 5.250%, 7/01/13

      12,250 California Statewide Community Development Authority,         7/08 at 101.00         BBB      12,366,008
              Revenue Refunding Bonds, Irvine Apartment Communities
              Development, Series 1998A, 4.900%, 5/15/25 (Mandatory put
              5/15/08)

       1,000 California, Economic Recovery Revenue Bonds, Series 2004A,      No Opt. Call         AA-       1,074,810
              5.250%, 7/01/12

       9,650 California, General Obligation Bonds, Series 2006, 5.000%,      No Opt. Call           A      10,207,288
              3/01/13

      10,000 California, Various Purpose General Obligation Bonds,           No Opt. Call         AAA      11,079,200
              Series 1992, 6.250%, 9/01/12 - MBIA Insured

             Central California Joint Powers Health Finance Authority,
             Certificates of Participation, Community Hospitals of
             Central California, Series 2001:
       1,105  4.750%, 2/01/08                                                No Opt. Call        Baa2       1,110,414
       1,115  4.750%, 2/01/09                                                No Opt. Call        Baa2       1,123,574
       1,210  4.750%, 2/01/10                                                No Opt. Call        Baa2       1,220,817

             Del Mar Race Track Authority, California, Revenue Bonds,
             Series 2005:
       1,000  5.000%, 8/15/07                                                No Opt. Call         N/R       1,014,800
       1,505  5.000%, 8/15/12                                                No Opt. Call         N/R       1,568,812
       1,000  5.000%, 8/15/13                                                No Opt. Call         N/R       1,038,810

       1,800 Merced Irrigation District, California, Combined Utility      7/08 at 100.00          A-       1,797,786
              System Revenue Bonds, Series 2005, 4.000%, 7/01/09

       3,000 San Bernardino County Transportation Authority, California,     No Opt. Call         AAA       3,138,630
              Limited Sales Tax Revenue Bonds, Series 1992A, 6.000%,
              3/01/10 - FGIC Insured (ETM)

             San Diego County, California, Certificates of
             Participation, Burnham Institute, Series 2006:
       1,420  5.000%, 9/01/14                                                No Opt. Call        Baa3       1,459,590
       1,500  5.000%, 9/01/15                                                No Opt. Call        Baa3       1,535,100
---------------------------------------------------------------------------------------------------------------------
      74,955 Total California                                                                              78,492,762
---------------------------------------------------------------------------------------------------------------------
             Colorado - 1.3%

             Colorado Health Facilities Authority, Revenue Bonds,
             Evangelical Lutheran Good Samaritan Society, Series 2005:
         260  5.000%, 6/01/08                                                No Opt. Call          A-         264,885
         275  5.000%, 6/01/09                                                No Opt. Call          A-         282,051
         250  5.000%, 6/01/11                                                No Opt. Call          A-         258,553

             Colorado Health Facilities Authority, Revenue Bonds,
             Parkview Medical Center, Series 2001:
         660  5.300%, 9/01/07                                                No Opt. Call          A3         671,220
         690  5.400%, 9/01/08                                                No Opt. Call          A3         709,872
         830  5.500%, 9/01/09                                                No Opt. Call          A3         864,445

             Colorado Health Facilities Authority, Revenue Bonds, Vail
             Valley Medical Center, Series 2004:
         680  4.500%, 1/15/09                                                No Opt. Call        BBB+         686,603
         500  5.000%, 1/15/11                                                No Opt. Call        BBB+         516,590

       5,000 Denver City and County, Colorado, Airport System Revenue     11/06 at 101.00         AAA       5,090,600
              Bonds, Series 1996C, 5.375%, 11/15/07 -  MBIA Insured
              (Alternative Minimum Tax)

         200 Eagle County Air Terminal Corporation, Colorado, Airport        No Opt. Call         N/R         200,018
              Terminal Revenue Bonds, Series 1996, 6.750%, 5/01/06
              (Alternative Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
       9,345 Total Colorado                                                                                 9,544,837
---------------------------------------------------------------------------------------------------------------------
             Connecticut - 2.8%

         375 Connecticut Health and Educational Facilities Authority,        No Opt. Call         BB+         375,480
              Revenue Bonds, Hospital for Special Care, Series 1997B,
              5.125%, 7/01/07

       2,550 Connecticut, General Obligation Bonds, Series 2001B,            No Opt. Call         AAA       2,632,008
              5.250%, 6/15/08 - AMBAC Insured

      10,000 Connecticut, General Obligation Bonds, Series 2002E,         11/12 at 100.00         AAA      10,883,300
              5.500%, 11/15/13 - FSA Insured

       4,200 Connecticut, Special Tax Obligation Transportation              No Opt. Call         AAA       4,331,796
              Infrastructure Purpose Bonds, Series 2001B, 5.000%,
              10/01/08 - FSA Insured

----
93

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)           Value
---------------------------------------------------------------------------------------------------------------------
             Connecticut (continued)

 $     3,000 Stamford Housing Authority, Connecticut, Multifamily            No Opt. Call          A- $     3,026,010
              Housing Revenue Bonds, Fairfield Apartments, Series 1998,
              4.750%, 12/01/28 (Mandatory put 12/01/08) (Alternative
              Minimum Tax)
---------------------------------------------------------------------------------------------------------------------
      20,125 Total Connecticut                                                                             21,248,594
---------------------------------------------------------------------------------------------------------------------
             Delaware - 1.2%

       2,000 Delaware Economic Development Authority, Pollution Control      No Opt. Call        Baa1       2,093,420
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000C, 5.500%, 7/01/25 (Mandatory put 7/01/10)

       2,155 Delaware Economic Development Authority, Pollution Control      No Opt. Call        Baa1       2,256,996
              Revenue Refunding Bonds, Delmarva Power and Light Company,
              Series 2000D, 5.650%, 7/01/28 (Mandatory put 7/01/10)
              (Alternative Minimum Tax)

             Delaware Health Facilities Authority, Revenue Bonds, Beebe
             Medical Center, Series 2004A:
         580  5.250%, 6/01/09                                                No Opt. Call        BBB+         600,062
       1,215  5.250%, 6/01/10                                                No Opt. Call        BBB+       1,267,889

         505 Delaware Health Facilities Authority, Revenue Bonds, Beebe      No Opt. Call        BBB+         523,821
              Medical Center, Series 2005A, 5.000%, 6/01/14

       2,005 Delaware Transportation Authority, Transportation System        No Opt. Call         AAA       2,060,358
              Revenue Bonds, Series 2003, 5.000%, 7/01/08 - MBIA Insured
---------------------------------------------------------------------------------------------------------------------
       8,460 Total Delaware                                                                                 8,802,546
---------------------------------------------------------------------------------------------------------------------
             Florida - 2.8%

       8,000 Florida State Division of Bond Finance, Preservation 2000       No Opt. Call         AAA       8,991,520
              Revenue Bonds, Department of Environmental Protection,
              Series 1998A, 6.000%, 7/01/13 - FSA Insured

         250 Highlands County Health Facilities Authority, Florida,          No Opt. Call          A+         261,763
              Hospital Revenue Bonds, Adventist Health System, Series
              2005A, 5.000%, 11/15/12

       1,650 Hillsborough County Industrial Development Authority,           No Opt. Call          A3       1,714,185
              Florida, Hospital Revenue Refunding Bonds, Tampa General
              Hospital, Series 2003A, 5.000%, 10/01/13

       2,700 Hillsborough County Industrial Development Authority,        10/12 at 100.00        Baa2       2,801,169
              Florida, Pollution Control Revenue Bonds, Tampa Electric
              Company Project, Series 2002, 5.100%, 10/01/13

       3,165 Leesburg, Florida, Hospital Revenue Refunding Bonds,          7/06 at 102.00        BBB+       3,235,959
              Leesburg Regional Medical Center Project, Series 1996A,
              5.600%, 7/01/08

       3,860 Leesburg, Florida, Hospital Revenue Refunding Bonds,            No Opt. Call        BBB+       4,001,160
              Leesburg Regional Medical Center Project, Series 2003,
              5.000%, 7/01/11
---------------------------------------------------------------------------------------------------------------------
      19,625 Total Florida                                                                                 21,005,756
---------------------------------------------------------------------------------------------------------------------
             Georgia - 0.4%

       3,000 Atlanta, Georgia, Water and Wastewater Revenue Bonds,           No Opt. Call         AAA       3,238,680
              Series 1999A, 5.500%, 11/01/12 - FGIC Insured
---------------------------------------------------------------------------------------------------------------------
             Illinois - 2.2%

       4,275 Chicago Housing Authority, Illinois, Revenue Bonds, Capital     No Opt. Call          AA       4,375,975
              Fund Program, Series 2001, 5.000%, 7/01/08

             Illinois Development Finance Authority, Revenue Refunding
             Bonds, East St. Louis Project, Series 2003:
       1,135  5.000%, 11/15/11 - XLCA Insured                                No Opt. Call         AAA       1,194,406
       1,030  5.000%, 11/15/12 - XLCA Insured                                No Opt. Call         AAA       1,085,332

             Illinois Finance Authority, Revenue Bonds, OSF Healthcare
             System, Series 2004:
       1,785  5.250%, 11/15/09                                               No Opt. Call           A       1,846,672
       2,540  5.250%, 11/15/10                                               No Opt. Call           A       2,646,959

       3,000 Illinois Health Facilities Authority, Revenue Bonds, Loyola     No Opt. Call        Baa1       3,177,600
              University Health System, Series 2001A, 5.750%, 7/01/11

       2,353 Pingree Grove Village, Illinois, Tax Assessment Bonds,          No Opt. Call         N/R       2,366,883
              Special Service Area 1 - Cambridge Lakes Project, Series
              2005-1, 5.250%, 3/01/15
---------------------------------------------------------------------------------------------------------------------
      16,118 Total Illinois                                                                                16,693,827
---------------------------------------------------------------------------------------------------------------------

----
94

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)               Value
------------------------------------------------------------------------------------------------------------------------
             Indiana - 1.3%

             Goshen, Indiana, Revenue Refunding Bonds, Greencroft
             Obligation Group, Series 1998:
 $       790  5.250%, 8/15/07                                               No Opt. Call         N/R     $       796,281
         680  5.300%, 8/15/08                                               No Opt. Call         N/R             688,663
         775  5.350%, 8/15/09                                             8/08 at 101.00         N/R             786,641

       3,200 Indiana Health Facility Financing Authority, Revenue Bonds,    No Opt. Call         AA-           3,255,296
              Ascension Health, Series 2005A, 5.000%, 11/01/07

       4,150 Rockport, Indiana, Pollution Control Revenue Refunding         No Opt. Call         BBB           4,207,602
              Bonds, Indiana and Michigan Power Company, Series 2002A,
              4.900%, 6/01/25 (Mandatory put 6/01/07)
------------------------------------------------------------------------------------------------------------------------
       9,595 Total Indiana                                                                                     9,734,483
------------------------------------------------------------------------------------------------------------------------
             Kansas - 2.0%

       2,000 Burlington, Kansas, Environmental Improvement Revenue          No Opt. Call          A3           2,014,480
              Refunding Bonds, Kansas City Power and Light Company,
              Series 1998B, 4.750%, 9/01/15 (Mandatory put 10/01/07)

             Kansas Development Finance Authority, Health Facilities
             Revenue Bonds, Hays Medical Center Inc., Series 2005L:
       1,000  5.250%, 11/15/11                                              No Opt. Call          A2           1,052,720
         650  5.250%, 11/15/14                                              No Opt. Call          A2             683,833

             Wyandotte County/Kansas City Unified Government, Kansas,
             General Obligation Bonds, Series 2005A:
       3,665  5.000%, 9/01/12 - FSA Insured                                 No Opt. Call         AAA           3,903,152
       3,455  5.000%, 9/01/13 - FSA Insured                                 No Opt. Call         AAA           3,688,143
       3,695  5.000%, 9/01/14 - FSA Insured                                 No Opt. Call         AAA           3,951,433
------------------------------------------------------------------------------------------------------------------------
      14,465 Total Kansas                                                                                     15,293,761
------------------------------------------------------------------------------------------------------------------------
             Kentucky - 2.0%

       8,500 Ashland, Kentucky, Pollution Control Revenue Refunding         No Opt. Call         Ba1 (3)       9,017,735
              Bonds, Ashland Oil Inc. Project, Series 1999, 5.700%,
              11/01/09 (ETM)

       1,115 Christian County, Kentucky, Hospital Revenue Refunding         No Opt. Call          A- (3)       1,118,289
              Bonds, Jennie Stuart Medical Center, Series 1997A, 5.500%,
              7/01/06 (ETM)

       1,315 Kentucky Economic Development Finance Authority, Hospital      No Opt. Call         BB-           1,318,235
              System Revenue Refunding and Improvement Bonds,
              Appalachian Regional Healthcare Inc., Series 1997, 5.400%,
              10/01/06

       2,305 Louisville and Jefferson County Regional Airport Authority,    No Opt. Call         AAA           2,478,682
              Kentucky, Airport System Revenue Bonds, Series 2003C,
              5.500%, 7/01/12 - FSA Insured (Alternative Minimum Tax)

         900 Louisville and Jefferson County Regional Airport Authority,    No Opt. Call        Baa3             913,383
              Kentucky, Special Facilities Revenue Bonds, Airis
              Louisville LLC Project, Series 1999A, 5.000%, 3/01/09
              (Alternative Minimum Tax)
------------------------------------------------------------------------------------------------------------------------
      14,135 Total Kentucky                                                                                   14,846,324
------------------------------------------------------------------------------------------------------------------------
             Maryland - 0.4%

             Maryland Health and Higher Educational Facilities
             Authority, Revenue Bonds, MedStar Health, Series 2004:
         515  5.000%, 8/15/09                                               No Opt. Call        BBB+             531,470
       1,755  5.000%, 8/15/10                                               No Opt. Call        BBB+           1,820,953
------------------------------------------------------------------------------------------------------------------------
       2,270 Total Maryland                                                                                    2,352,423
------------------------------------------------------------------------------------------------------------------------
             Massachusetts - 6.5%

       1,975 Massachusetts Development Finance Agency, Pioneer Valley       No Opt. Call         N/R           1,976,323
              Resource Recovery Revenue Bonds, Eco/Springfield LLC,
              Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)

             Massachusetts Development Finance Agency, Resource Recovery
             Revenue Bonds, SEMass System, Series 2001A:
       5,000  5.500%, 1/01/10 - MBIA Insured                                No Opt. Call         AAA           5,273,800
       5,000  5.625%, 1/01/12 - MBIA Insured                                No Opt. Call         AAA           5,407,250

             Massachusetts Educational Finance Authority, Educational
             Loan Revenue Bonds, Issue E, Series 1997B:
         690  5.250%, 7/01/06 - AMBAC Insured (Alternative Minimum Tax)     No Opt. Call         AAA             690,731
         970  5.350%, 7/01/07 - AMBAC Insured (Alternative Minimum Tax)   7/06 at 102.00         AAA             972,328

----
95

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
-------------------------------------------------------------------------------------------------------------------------
             Massachusetts (continued)

             Massachusetts Health and Educational Facilities Authority,
             Revenue Bonds, Berkshire Health System, Series 2001E:
 $     1,270  5.250%, 10/01/09 - RAAI Insured                                No Opt. Call          AA     $     1,322,781
         545  5.250%, 10/01/10 - RAAI Insured                                No Opt. Call          AA             572,811
       1,625  5.000%, 10/01/11 - RAAI Insured                                No Opt. Call          AA           1,700,270

         700 Massachusetts Health and Educational Facilities Authority,      No Opt. Call         AA-             723,807
              Revenue Bonds, Partners HealthCare System Inc., Series
              1999B, 5.000%, 7/01/09

       2,970 Massachusetts Industrial Finance Agency, Resource Recovery      No Opt. Call         BBB           2,986,573
              Remarketed Revenue Refunding Bonds, Ogden Haverhill
              Project, Series 1992A, 4.950%, 12/01/06

             Massachusetts Industrial Finance Agency, Resource Recovery
             Revenue Refunding Bonds, Ogden Haverhill Project, Series
             1998A:
       1,745  5.150%, 12/01/07 (Alternative Minimum Tax)                     No Opt. Call         BBB           1,773,426
       2,500  5.200%, 12/01/08 (Alternative Minimum Tax)                     No Opt. Call         BBB           2,561,925

       2,795 Massachusetts School Building Authority, Dedicated Sales        No Opt. Call         AAA           2,972,035
              Tax Revenue Bonds, Series 2005A, 5.000%, 8/15/13 - FSA
              Insured

       5,000 Massachusetts, Federal Highway Grant Anticipation Notes,     12/10 at 100.00         Aaa           5,380,950
              Series 2000A, 5.750%, 12/15/12 - FSA Insured

       8,555 Massachusetts, Special Obligation Dedicated Tax Revenue       1/14 at 100.00         AAA           9,042,721
              Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded
              1/01/14) - FGIC Insured

       5,000 Massachusetts, Special Obligation Refunding Notes, Federal      No Opt. Call         Aaa           5,297,800
              Highway Grant Anticipation Note Program, Series 2003A,
              5.000%, 12/15/13 - FSA Insured
-------------------------------------------------------------------------------------------------------------------------
      46,340 Total Massachusetts                                                                               48,655,531
-------------------------------------------------------------------------------------------------------------------------
             Michigan - 1.6%

       2,000 Kent Hospital Finance Authority, Michigan, Revenue Bonds,     7/11 at 101.00          AA (3)       2,173,980
              Spectrum Health, Series 2001A, 5.500%, 1/15/12
              (Pre-refunded 7/15/11)

       3,515 Michigan State Building Authority, Revenue Refunding Bonds,     No Opt. Call         AAA           3,796,762
              Facilities Program, Series 2003I, 5.250%, 10/15/13 - FSA
              Insured

         596 Michigan State Hospital Finance Authority, Collateralized       No Opt. Call        Baa2             597,863
              Loan, Detroit Medical Center, Series 2001, 7.360%, 3/01/07

             Michigan State Hospital Finance Authority, Hospital Revenue
             Refunding Bonds, Henry Ford Health System, Series 2003A:
       2,000  5.000%, 3/01/09                                                No Opt. Call          A1           2,049,760
       3,000  5.500%, 3/01/13                                                No Opt. Call          A1           3,192,600
-------------------------------------------------------------------------------------------------------------------------
      11,111 Total Michigan                                                                                    11,810,965
-------------------------------------------------------------------------------------------------------------------------
             Minnesota - 0.4%

       1,250 Minnesota Higher Education Facilities Authority, St. John's     No Opt. Call          A2           1,322,988
              University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13

       1,310 Minnesota Municipal Power Agency, Electric Revenue Bonds,       No Opt. Call          A3           1,374,662
              Series 2005, 5.000%, 10/01/14
-------------------------------------------------------------------------------------------------------------------------
       2,560 Total Minnesota                                                                                    2,697,650
-------------------------------------------------------------------------------------------------------------------------
             Mississippi - 1.1%

       5,000 Mississippi Higher Education Assistance Corporation,            No Opt. Call          A2           5,188,750
              Student Loan Revenue Bonds, Series 2000B-3, 5.450%,
              3/01/10 (Alternative Minimum Tax)

       2,660 Mississippi Hospital Equipment and Facilities Authority,        No Opt. Call        BBB+           2,712,269
              Revenue Refunding Bonds, Southwest Regional Medical
              Center, Series 2003, 5.000%, 4/01/13
-------------------------------------------------------------------------------------------------------------------------
       7,660 Total Mississippi                                                                                  7,901,019
-------------------------------------------------------------------------------------------------------------------------
             Missouri - 0.4%

             Fenton, Missouri, Tax Increment Revenue Bonds, Gravois
             Bluffs Redevelopment Project, Series 2006:
       1,000  5.000%, 4/01/12                                                No Opt. Call         N/R           1,038,890
         500  5.000%, 4/01/13                                                No Opt. Call         N/R             517,575

----
96

   Principal                                                                 Optional Call
Amount (000)   Description                                                  Provisions (1) Ratings (2)           Value
----------------------------------------------------------------------------------------------------------------------
               Missouri (continued)

 $       700   Missouri Health and Educational Facilities Authority,          No Opt. Call         N/R $       705,950
                Revenue Bonds, Lutheran Senior Services, Series 1997,
                5.500%, 2/01/07

               St. Joseph Industrial Development Authority, Missouri, Tax
               Increment Bonds, Shoppes at North Village Project, Series
               2005B:
         150    5.000%, 11/01/08                                              No Opt. Call         N/R         152,211
         215    5.000%, 11/01/09                                              No Opt. Call         N/R         218,208
         300    5.000%, 11/01/11                                              No Opt. Call         N/R         300,786
----------------------------------------------------------------------------------------------------------------------
       2,865   Total Missouri                                                                                2,933,620
----------------------------------------------------------------------------------------------------------------------
               Montana - 0.4%

       3,000   Forsyth, Rosebud County, Montana, Pollution Control Revenue    No Opt. Call        BBB+       3,080,790
                Refunding Bonds, Portland General Electric Company, Series
                1998A, 5.200%, 5/01/33 (Mandatory put 5/01/09)
----------------------------------------------------------------------------------------------------------------------
               Nebraska - 0.8%

               Douglas County Hospital Authority 2, Nebraska, Health
               Facilities Revenue Bonds, Nebraska Medical Center, Series
               2003:
       1,330    5.000%, 11/15/07                                              No Opt. Call          A1       1,351,094
       1,725    5.000%, 11/15/08                                              No Opt. Call          A1       1,764,503
       2,540    5.000%, 11/15/09                                              No Opt. Call          A1       2,615,463
----------------------------------------------------------------------------------------------------------------------
       5,595   Total Nebraska                                                                                5,731,060
----------------------------------------------------------------------------------------------------------------------
               Nevada - 0.8%

               Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe
               Hospital, Series 2002:
         455    5.250%, 9/01/06                                               No Opt. Call         BBB         456,588
         670    5.500%, 9/01/07                                               No Opt. Call         BBB         679,789
         610    5.500%, 9/01/08                                               No Opt. Call         BBB         623,713
         685    5.500%, 9/01/09                                               No Opt. Call         BBB         706,098
         535    5.750%, 9/01/10                                               No Opt. Call         BBB         560,471
         970    6.000%, 9/01/13                                             9/12 at 101.00         BBB       1,040,762

       2,000   Las Vegas Convention and Visitors Authority, Nevada,           No Opt. Call         AAA       2,102,820
                Revenue Bonds, Series 1999, 5.500%, 7/01/09 - AMBAC Insured
----------------------------------------------------------------------------------------------------------------------
       5,925   Total Nevada                                                                                  6,170,241
----------------------------------------------------------------------------------------------------------------------
               New Jersey - 8.6%

       1,700   Middlesex County Utilities Authority, New Jersey, Sewer        No Opt. Call         AAA       1,740,256
                Revenue Bonds, Series 2005A, 5.000%, 3/15/08 - XLCA Insured

      10,000   New Jersey Economic Development Authority, Cigarette Tax       No Opt. Call         AAA      10,542,900
                Revenue Bonds, Series 2004, 5.000%, 6/15/12 - FGIC Insured

       4,000   New Jersey Economic Development Authority, School              No Opt. Call         AA-       4,222,320
                Facilities Construction Bonds, Series 2005O, 5.000%,
                3/01/12

               New Jersey Economic Development Authority, School
               Facilities Construction Bonds, Series 2005P:
       2,000    5.000%, 9/01/13                                               No Opt. Call         AA-       2,117,180
       2,325    5.000%, 9/01/14                                               No Opt. Call         AA-       2,462,687

               New Jersey Educational Facilities Authority, Revenue Bonds,
               Higher Education Capital Improvement Fund, Series 2004A:
       3,520    5.250%, 9/01/13 - FSA Insured                                 No Opt. Call         AAA       3,804,803
       3,710    5.250%, 9/01/14 - FSA Insured                                 No Opt. Call         AAA       4,021,751

               New Jersey Higher Education Assistance Authority, Student
               Loan Revenue Bonds, Series 2000A:
       2,810    5.750%, 6/01/09 - MBIA Insured (Alternative Minimum Tax)      No Opt. Call         AAA       2,881,908
       2,510    5.800%, 6/01/10 - MBIA Insured (Alternative Minimum Tax)      No Opt. Call         AAA       2,576,615
       2,775    5.900%, 6/01/11 - MBIA Insured (Alternative Minimum Tax)    6/10 at 101.00         AAA       2,853,144

       5,000   New Jersey Transportation Trust Fund Authority,                No Opt. Call         AAA       5,516,550
                Transportation System Bonds, Series 2001C, 5.750%,
                12/15/12 - FSA Insured

      18,110   New Jersey Transportation Trust Fund Authority,                No Opt. Call         AAA      19,294,029
                Transportation System Bonds, Series 2005C, 5.250%,
                6/15/11 - MBIA Insured

----
97

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                  Optional Call
Amount (000)   Description                                                   Provisions (1) Ratings (2)               Value
------------------------------------------------------------------------------------------------------------------------------
               New Jersey (continued)

 $     2,625   North Hudson Sewerage Authority, New Jersey, Sewerage           No Opt. Call         Aaa     $     2,791,320
                Revenue Refunding Bonds, Series 2002A, 5.000%,
                8/01/12 - FGIC Insured
------------------------------------------------------------------------------------------------------------------------------
      61,085   Total New Jersey                                                                                  64,825,463
------------------------------------------------------------------------------------------------------------------------------
               New Mexico - 1.4%

               New Mexico Hospital Equipment Loan Council, Hospital
               Revenue Bonds, Presbyterian Healthcare Services, Series
               2001A:
       2,710    4.800%, 8/01/10                                                No Opt. Call         AA-           2,780,081
       3,505    4.900%, 8/01/11                                                No Opt. Call         AA-           3,625,327

       2,055   New Mexico Mortgage Finance Authority, FNMA Multifamily         No Opt. Call         Aaa           2,094,230
                Housing Revenue Refunding Bonds, Hunter's Ridge
                Apartments, Series 2001A, 5.000%, 7/01/31 (Mandatory put
                7/01/11)

       2,000   New Mexico Mortgage Finance Authority, FNMA Multifamily         No Opt. Call         Aaa           2,038,180
                Housing Revenue Refunding Bonds, Sombra del Oso
                Apartments, Series 2001B, 5.000%, 7/01/31 (Mandatory put
                7/01/11)
------------------------------------------------------------------------------------------------------------------------------
      10,270   Total New Mexico                                                                                  10,537,818
------------------------------------------------------------------------------------------------------------------------------
               New York - 13.8%

               Albany Housing Authority, Albany, New York, Limited
               Obligation Bonds, Series 1995:
         500    5.700%, 10/01/06                                             7/06 at 102.00          A3             503,685
         700    5.850%, 10/01/07                                            10/06 at 101.00          A3             714,959

         225   Dormitory Authority of the State of New York, Revenue           No Opt. Call          B2             224,894
                Bonds, Nyack Hospital, Series 1996, 6.000%, 7/01/06

               Dormitory Authority of the State of New York, Revenue
               Bonds, Rochester Institute of Technology, Series 2006A:
       1,570    5.000%, 7/01/12 (WI/DD, Settling 5/04/06) - AMBAC Insured      No Opt. Call         Aaa           1,666,979
       1,785    5.000%, 7/01/13 (WI/DD, Settling 5/04/06) - AMBAC Insured      No Opt. Call         Aaa           1,899,294

       3,145   Dormitory Authority of the State of New York, Revenue           No Opt. Call         AA-           3,471,482
                Bonds, State University Educational Facilities, Series
                1990B, 7.500%, 5/15/11

       1,990   Dormitory Authority of the State of New York, Revenue           No Opt. Call         AA- (3)       2,232,700
                Bonds, State University Educational Facilities, Series
                1990B, 7.500%, 5/15/11 (ETM)

               Dormitory Authority of the State of New York, Revenue
               Bonds, Winthrop-South Nassau University Hospital
               Association, Series 2003A:
         985    5.500%, 7/01/12                                                No Opt. Call        Baa1           1,048,995
       1,040    5.500%, 7/01/13                                                No Opt. Call        Baa1           1,106,050

       5,525   Long Island Power Authority, New York, Electric System          No Opt. Call         AAA           6,055,124
                General Revenue Bonds, Series 1998A, 5.500%,
                12/01/12 - FSA Insured (ETM)

       1,000   Metropolitan Transportation Authority, New York,                No Opt. Call           A           1,075,320
                Transportation Revenue Bonds, Series 2005C, 5.250%,
                11/15/14

       3,500   Metropolitan Transportation Authority, New York,                No Opt. Call           A           3,695,650
                Transportation Revenue Bonds, Series 2005F, 5.000%,
                11/15/12

      10,000   New York City Transitional Finance Authority, New York,         No Opt. Call         AAA          10,322,000
                Senior Lien Future Tax Secured Bonds, Fiscal Series
                2005A-1, 5.000%, 11/01/08

               New York City, New York, General Obligation Bonds, Fiscal
               Series 2003A:
       2,880    5.500%, 8/01/10                                                No Opt. Call          A+           3,063,658
       2,000    5.000%, 8/01/10                                                No Opt. Call          A+           2,089,420

       5,000   New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call          A+           5,406,100
                Series 2003B, 5.500%, 8/01/12

       3,000   New York City, New York, General Obligation Bonds, Fiscal       No Opt. Call          A+           3,160,650
                Series 2005O, 5.000%, 6/01/12

       6,000   New York State Thruway Authority, Highway and Bridge Trust      No Opt. Call         AAA           6,331,500
                Fund Bonds, Second Generation, Series 2003B, 5.000%,
                4/01/11 - FSA Insured

       4,630   New York State Urban Development Corporation, Revenue           No Opt. Call         AAA           5,161,570
                Bonds, Correctional Facilities, Series 1994A, 6.500%,
                1/01/11 - FSA Insured

       8,000   New York State Urban Development Corporation, Service         1/11 at 100.00         AA-           8,522,400
                Contract Revenue Bonds, Correctional and Youth Facilities,
                Series 2002A, 5.500%, 1/01/17 (Mandatory put 1/01/11)

----
98

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)              Value
------------------------------------------------------------------------------------------------------------------------
             New York (continued)

 $     5,000 New York State Urban Development Corporation, Service           No Opt. Call         AAA    $     5,116,750
              Contract Revenue Bonds, Series 2005B, 5.000%, 3/15/08

       6,000 New York State Urban Development Corporation, Service           No Opt. Call         AA-          6,288,420
              Contract Revenue Bonds, Series 2005, 5.000%, 1/01/11

       5,000 New York State Urban Development Corporation, State           3/13 at 100.00         AAA          5,456,400
              Personal Income Tax Revenue Bonds, State Facilities and
              Equipment, Series 2002C-1, 5.500%, 3/15/14 - FGIC Insured

       1,500 Niagara County Industrial Development Agency, New York,      11/11 at 101.00        Baa3          1,571,100
              Solid Waste Disposal Facility Revenue Refunding Bonds,
              American Ref-Fuel Company of Niagara LP, Series 2001B,
              5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative
              Minimum Tax)

       1,400 Port Authority of New York and New Jersey, Special Project      No Opt. Call         N/R          1,426,628
              Bonds, KIAC Partners, Fourth Series 1996, 7.000%, 10/01/07
              (Alternative Minimum Tax)

      12,265 Suffolk County Industrial Development Agency, New York,         No Opt. Call         AAA         13,099,511
              Resource Recovery Revenue Bonds, Huntington LP, Series
              1999, 5.950%, 10/01/09 - AMBAC Insured (Alternative
              Minimum Tax)

       2,670 Triborough Bridge and Tunnel Authority, New York,               No Opt. Call         AA-          2,857,674
              Convention Center Bonds, Series 1990E, 7.250%, 1/01/10
------------------------------------------------------------------------------------------------------------------------
      97,310 Total New York                                                                                  103,568,913
------------------------------------------------------------------------------------------------------------------------
             North Carolina - 2.9%

       4,000 Fayetteville Public Works Commission, North Carolina,           No Opt. Call         AAA          3,988,600
              Revenue Bonds, Series 2005, 3.550%, 1/15/08 -  FSA Insured

       4,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call         BBB          4,281,760
              Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12

       7,000 North Carolina Eastern Municipal Power Agency, Power System     No Opt. Call         BBB          7,331,590
              Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/10

       4,500 North Carolina Municipal Power Agency 1, Catawba Electric       No Opt. Call          A3          4,768,200
              Revenue Bonds, Series 2003A, 5.500%, 1/01/11

       1,000 University of North Carolina, Chapel Hill, Revenue Bonds,       No Opt. Call         AA-          1,045,690
              Hospital System, Series 2005A, 5.000%, 2/01/13
------------------------------------------------------------------------------------------------------------------------
      20,500 Total North Carolina                                                                             21,415,840
------------------------------------------------------------------------------------------------------------------------
             Ohio - 3.7%

       1,985 Akron, Bath and Copley Joint Township Hospital District,        No Opt. Call        Baa1          1,995,600
              Ohio, Hospital Facilities Revenue Bonds, Summa Health
              System, Series 1998A, 5.000%, 11/15/08

         335 Cleveland-Cuyahoga County Port Authority, Ohio, Subordinate     No Opt. Call        N/R (3)         338,762
              Revenue Refunding Bonds, Rock and Roll Hall of Fame and
              Museum, Series 1997, 5.600%, 12/01/06 (ETM)

             Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland
             Clinic Health System, Series 2003A:
       3,000  5.500%, 1/01/11                                                No Opt. Call         Aa3          3,192,600
       2,000  5.500%, 1/01/12                                                No Opt. Call         Aa3          2,142,460

             Erie County, Ohio, Hospital Facilities Revenue Bonds,
             Firelands Regional Medical Center, Series 2002A:
       1,140  5.500%, 8/15/11                                                No Opt. Call           A          1,211,603
         845  5.500%, 8/15/12                                                No Opt. Call           A            902,570

         270 Miami County, Ohio, Hospital Facilities Revenue Refunding       No Opt. Call        BBB+            270,273
              and Improvement Bonds, Upper Valley Medical Center, Series
              1996C, 6.000%, 5/15/06

         235 Ohio Water Development Authority, Water Pollution Control       No Opt. Call         AAA            247,855
              Loan Fund Revenue Bonds, Water Quality Project, Series
              2004, 5.000%, 12/01/10

         745 Ohio, Economic Development Revenue Bonds, Enterprise Bond       No Opt. Call         AA-            749,574
              Fund Loan Pool, Series 2002-7, 4.550%, 12/01/10
              (Alternative Minimum Tax)

       8,915 Ohio, General Obligation Refunding Bonds, Higher Education,     No Opt. Call         AA+          9,741,331
              Series 2002C, 5.500%, 11/01/12

       5,850 Ohio, Major New State Infrastructure Project Revenue Bonds,     No Opt. Call          AA          6,007,190
              Series 2001-1, 5.000%, 6/15/08

----
99

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                               Optional Call
Amount (000) Description                                                  Provisions (1) Ratings (2)           Value
--------------------------------------------------------------------------------------------------------------------
             Ohio (continued)

             Sandusky County, Ohio, Hospital Facilities Revenue
             Refunding Bonds, Memorial Hospital, Series 1998:
 $       450  5.050%, 1/01/07                                               No Opt. Call        BBB- $       450,842
         720  5.100%, 1/01/09                                             1/08 at 102.00        BBB-         722,534
--------------------------------------------------------------------------------------------------------------------
      26,490 Total Ohio                                                                                   27,973,194
--------------------------------------------------------------------------------------------------------------------
             Oklahoma - 1.3%

       1,935 Oklahoma Capitol Improvement Authority, State Facilities       No Opt. Call         AAA       2,052,338
              Revenue Bonds, Series 2005F, 5.000%, 7/01/12  - AMBAC
              Insured

       6,000 Oklahoma Capitol Improvement Authority, State Highway          No Opt. Call         AAA       6,258,840
              Capital Improvement Revenue Bonds, Series 2000, 5.000%,
              12/01/09 - MBIA Insured

       1,500 Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding   6/07 at 100.00          B-       1,492,140
              Bonds, American Airlines Inc., Series 2001A, 5.375%,
              12/01/35 (Mandatory put 12/01/06) (Alternative Minimum Tax)
--------------------------------------------------------------------------------------------------------------------
       9,435 Total Oklahoma                                                                                9,803,318
--------------------------------------------------------------------------------------------------------------------
             Oregon - 1.8%

       7,500 Gilliam County, Oregon, Solid Waste Disposal Revenue Bonds,  5/08 at 100.00         BBB       7,450,350
              Waste Management Inc., Variable Rate Demand Obligations,
              Series 2000A, 4.150%, 8/01/25 (Mandatory put 5/01/09)
              (Alternative Minimum Tax)

       3,910 Oregon Department of Administrative Services, Certificates     No Opt. Call         AAA       4,006,342
              of Participation Refunding, Series 2002B, 5.000%,
              5/01/08 - MBIA Insured

       2,335 Tri-County Metropolitan Transportation District, Oregon,       No Opt. Call         AAA       2,406,638
              Revenue Bonds, Series 2005, 5.000%, 10/01/08 - AMBAC
              Insured
--------------------------------------------------------------------------------------------------------------------
      13,745 Total Oregon                                                                                 13,863,330
--------------------------------------------------------------------------------------------------------------------
             Pennsylvania - 7.6%

             Allegheny County Higher Education Building Authority,
             Pennsylvania, Revenue Bonds, Robert Morris University,
             Series 2006A:
         360  4.150%, 2/15/11                                               No Opt. Call        Baa3         358,204
         755  4.200%, 2/15/12                                               No Opt. Call        Baa3         749,398
         785  4.300%, 2/15/13                                               No Opt. Call        Baa3         777,433
       1,480  4.375%, 2/15/14                                               No Opt. Call        Baa3       1,467,864

             Allegheny County Hospital Development Authority,
             Pennsylvania, Revenue Bonds, Jefferson Regional Medical
             Center, Series 2006B:
       1,710  5.000%, 5/01/12 (WI/DD, Settling 5/01/06)                     No Opt. Call        Baa1       1,769,576
       1,800  5.000%, 5/01/13 (WI/DD, Settling 5/01/06)                     No Opt. Call        Baa1       1,854,450
       1,890  5.000%, 5/01/14 (WI/DD, Settling 5/01/06)                     No Opt. Call        Baa1       1,941,314

       2,000 Allegheny County, Pennsylvania, Revenue Refunding Bonds,       No Opt. Call         AAA       2,104,000
              Greater Pittsburgh International Airport, Series 1999,
              5.625%, 1/01/10 - FGIC Insured (Alternative Minimum Tax)

       2,640 Carbon County Industrial Development Authority,                No Opt. Call        BBB-       2,778,547
              Pennsylvania, Resource Recovery Revenue Refunding Bonds,
              Panther Creek Partners Project, Series 2000, 6.650%,
              5/01/10 (Alternative Minimum Tax)

       1,010 Central Dauphin School District, Dauphin County,               No Opt. Call         AAA       1,091,477
              Pennsylvania, General Obligation Bonds, Series 2006,
              5.250%, 2/01/14 (WI/DD, Settling 5/15/06) - MBIA Insured

       1,000 Delaware County Authority, Pennsylvania, Revenue Bonds,        No Opt. Call         AAA       1,065,460
              Villanova University, Series 2006, 5.000%, 8/01/16 - AMBAC
              Insured

             Delaware County Industrial Development Authority,
             Pennsylvania, Resource Recovery Revenue Refunding Bonds,
             Series 1997A:
       4,000  6.500%, 1/01/08                                               No Opt. Call         BB+       4,140,440
       7,000  6.000%, 1/01/09                                             1/08 at 102.00         BB+       7,288,190

       1,635 Great Valley School District, Chester County, Pennsylvania,    No Opt. Call         Aaa       1,741,422
              General Obligation Bonds, Series 2006, 5.000%,
              2/15/15 - FSA Insured

       1,315 Haverford Township School District, Delaware County,           No Opt. Call         Aaa       1,425,776
              Pennsylvania, General Obligation Bonds, Series 2006,
              5.250%, 3/15/16 - FSA Insured

       4,000 Pennsylvania Economic Development Financing Authority,       7/06 at 100.00          BB       3,999,520
              Senior Lien Resource Recovery Revenue Bonds, Northampton
              Generating Project, Series 1994A, 6.500%, 1/01/13
              (Alternative Minimum Tax)

----
100

   Principal                                                                 Optional Call
Amount (000)   Description                                                  Provisions (1) Ratings (2)               Value
--------------------------------------------------------------------------------------------------------------------------
               Pennsylvania (continued)

 $     2,510   Pennsylvania Higher Educational Facilities Authority,          No Opt. Call         AAA     $     2,645,766
                Revenue Bonds, Allegheny Delaware Valley Obligated Group,
                Series 1996A, 5.600%, 11/15/09 - MBIA Insured

       2,395   Pennsylvania Turnpike Commission, Registration Fee Revenue     No Opt. Call         AAA           2,546,196
                Bonds, Series 2005A, 5.000%, 7/15/12 - FSA Insured

       3,000   Pennsylvania, General Obligation Bonds, Second Series 2002,  5/12 at 100.00         AAA           3,263,610
                5.500%, 5/01/17 (Pre-refunded 5/01/12) -  FSA Insured

      10,000   Pennsylvania, General Obligation Bonds, Series 2004,           No Opt. Call         AAA          10,985,900
                5.375%, 7/01/16 - MBIA Insured

         320   Philadelphia Redevelopment Authority, Pennsylvania,            No Opt. Call         N/R             321,750
                Multifamily Housing Mortgage Revenue Bonds, Cricket Court
                Apartments, Series 1998A, 5.600%, 4/01/08 (Alternative
                Minimum Tax)

       2,750   Pittsburgh, Pennsylvania, General Obligation Bonds, Series     No Opt. Call         AAA           2,906,503
                2005A, 5.000%, 9/01/12 - MBIA Insured
--------------------------------------------------------------------------------------------------------------------------
      54,355   Total Pennsylvania                                                                               57,222,796
--------------------------------------------------------------------------------------------------------------------------
               Puerto Rico - 1.1%

       7,570   Puerto Rico Municipal Finance Agency, Series 2005C, 5.000%,    No Opt. Call         AAA           8,065,684
                8/01/14 - FSA Insured
--------------------------------------------------------------------------------------------------------------------------
               South Carolina - 3.2%

               Charleston County, South Carolina, Revenue Bonds,
               CareAlliance Heath Services, Series 2004A:
       1,690    5.000%, 8/15/08                                               No Opt. Call          A-           1,724,375
       1,400    5.000%, 8/15/09                                               No Opt. Call          A-           1,437,366
       1,980    5.000%, 8/15/10                                               No Opt. Call          A-           2,044,944

       7,110   Georgetown County, South Carolina, Environmental               No Opt. Call         BBB           7,585,801
                Improvement Revenue Refunding Bonds, International Paper
                Company, Series 2002A, 5.700%, 4/01/14

       7,215   Greenville County School District, South Carolina,             No Opt. Call         AA-           7,548,117
                Installment Purchase Revenue Bonds, Series 2002, 5.250%,
                12/01/09

       1,325   Lexington County Health Service District, South Carolina,      No Opt. Call           A           1,413,669
                Hospital Revenue Refunding and Improvement Bonds, Series
                2003, 5.500%, 11/01/13

       2,000   South Carolina JOBS Economic Development Authority,            No Opt. Call        BBB+           2,091,780
                Hospital Refunding and Improvement Revenue Bonds, Palmetto
                Health Alliance, Series 2003C, 5.250%, 8/01/11
--------------------------------------------------------------------------------------------------------------------------
      22,720   Total South Carolina                                                                             23,846,052
--------------------------------------------------------------------------------------------------------------------------
               Tennessee - 1.8%

               Johnson City Health and Educational Facilities Board,
               Tennessee, Revenue Bonds, Mountain States Health Alliance,
               Series 2006A:
         525    5.000%, 7/01/13                                               No Opt. Call        BBB+             537,836
         695    5.000%, 7/01/14                                               No Opt. Call        BBB+             708,497

       7,350   Shelby County Health, Educational and Housing Facilities       No Opt. Call         N/R           7,519,712
                Board, Tennessee, Revenue Bonds, Baptist Memorial
                Healthcare, Series 2004A, 5.000%, 9/01/20 (Mandatory put
                10/01/08)

               Sullivan County Health, Educational and Housing Facilities
               Board, Tennessee, Hospital Revenue Bonds, Wellmont Health
               System, Series 2002:
       1,645    5.750%, 9/01/08 (ETM)                                         No Opt. Call         N/R (3)       1,713,432
       1,740    6.125%, 9/01/09 (ETM)                                         No Opt. Call         N/R (3)       1,858,685
       1,350    6.250%, 9/01/10 (ETM)                                         No Opt. Call         N/R (3)       1,473,525
--------------------------------------------------------------------------------------------------------------------------
      13,305   Total Tennessee                                                                                  13,811,687
--------------------------------------------------------------------------------------------------------------------------
               Texas - 3.2%

       4,330   Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call        Baa2           4,333,940
                Bonds, Texas Utilities Company, Series 1995B, 5.050%,
                6/01/30 (Mandatory put 6/19/06) (Alternative Minimum Tax)

       4,000   Brazos River Authority, Texas, Pollution Control Revenue       No Opt. Call        Baa2           4,468,000
                Refunding Bonds, TXU Energy Company LLC, Series 2003A,
                6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative
                Minimum Tax)

       3,050   Houston, Texas, Subordinate Lien Airport System Revenue        No Opt. Call         AAA           3,166,632
                Refunding Bonds, Series 2001A, 5.000%, 7/01/10  - FGIC
                Insured (Alternative Minimum Tax)

               Kerrville Health Facilities Development Corporation, Texas,
               Revenue Bonds, Sid Peterson Memorial Hospital Project,
               Series 2005:
         215    4.000%, 8/15/09                                               No Opt. Call        BBB-             212,545
         605    4.125%, 8/15/10                                               No Opt. Call        BBB-             597,425

----
101

Portfolio of Investments
NUVEEN LIMITED TERM MUNICIPAL BOND FUND (continued)
April 30, 2006

   Principal                                                                Optional Call
Amount (000) Description                                                   Provisions (1) Ratings (2)               Value
----------------------------------------------------------------------------------------------------------------------------
             Texas (continued)

 $     4,200 North Central Texas Health Facilities Development               No Opt. Call         AA-     $     4,325,916
              Corporation, Revenue Bonds, Baylor Healthcare System,
              Series 2002, 5.500%, 5/15/08

       2,805 Tom Green County Health Facilities Development Corporation,     No Opt. Call        Baa3           2,978,461
              Texas, Hospital Revenue Bonds, Shannon Health System
              Project, Series 2001, 6.200%, 5/15/11

       4,000 Trinity River Authority of Texas, Pollution Control Revenue     No Opt. Call        Baa2           4,014,160
              Refunding Bonds, TXU Electric Company, Series 2001A,
              5.000%, 5/01/27 (Mandatory put 11/01/06) (Alternative
              Minimum Tax)
----------------------------------------------------------------------------------------------------------------------------
      23,205 Total Texas                                                                                       24,097,079
----------------------------------------------------------------------------------------------------------------------------
             Virgin Islands - 0.3%

       2,070 Virgin Islands Water and Power Authority, Electric System       No Opt. Call         N/R           2,074,119
              Revenue Refunding Bonds, Series 1998, 5.250%, 7/01/06
----------------------------------------------------------------------------------------------------------------------------
             Virginia - 1.2%

             Amherst Industrial Development Authority, Virginia, Revenue
             Bonds, Sweet Briar College, Series 2006:
         400  4.000%, 9/01/12                                                No Opt. Call         BBB             397,792
         400  4.000%, 9/01/13                                                No Opt. Call         BBB             393,608
         400  4.000%, 9/01/14                                                No Opt. Call         BBB             389,784
         400  4.125%, 9/01/15                                                No Opt. Call         BBB             390,072

       2,000 Pocahontas Parkway Association, Virginia, Senior Lien           No Opt. Call         BB-           2,005,100
              Revenue Bonds, Route 895 Connector Toll Road, Series
              1998A, 5.000%, 8/15/06

       5,000 York County Industrial Development Authority, Virginia,      11/06 at 101.00          A3           5,089,250
              Pollution Control Revenue Bonds, Virginia Electric and
              Power Company, Series 1985, 5.500%, 7/01/09
----------------------------------------------------------------------------------------------------------------------------
       8,600 Total Virginia                                                                                     8,665,606
----------------------------------------------------------------------------------------------------------------------------
             Washington - 2.2%

       6,000 Energy Northwest, Washington, Electric Revenue Refunding        No Opt. Call         AAA           6,470,400
              Bonds, Nuclear Project 3, Series 2003A, 5.500%,
              7/01/11 - XLCA Insured

       2,000 Seattle, Washington, Municipal Light and Power Revenue       10/09 at 101.00         Aa3 (3)       2,161,260
              Bonds, Series 1999, 6.000%, 10/01/11 (Pre-refunded
              10/01/09)

       4,160 Seattle, Washington, Solid Waste Utility Revenue Refunding      No Opt. Call         AAA           4,247,651
              Bonds, Series 1999, 5.500%, 8/01/07 - FSA Insured

       3,500 Washington Public Power Supply System, Revenue Refunding        No Opt. Call         AAA           3,733,975
              Bonds, Nuclear Project 2, Series 1997A, 6.000%,
              7/01/09 - FSA Insured (ETM)
----------------------------------------------------------------------------------------------------------------------------
      15,660 Total Washington                                                                                  16,613,286
----------------------------------------------------------------------------------------------------------------------------
             Wisconsin - 1.0%

         800 Wisconsin Health and Educational Facilities Authority,          No Opt. Call         N/R (3)         819,384
              Revenue Bonds, FH Healthcare Development Inc., Series
              1999, 5.625%, 11/15/09 (ETM)

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Froedtert and Community Health Obligated
             Group, Series 2001:
       1,000  5.625%, 10/01/10                                               No Opt. Call         AA-           1,053,250
       1,100  5.625%, 10/01/11                                               No Opt. Call         AA-           1,169,003

       1,000 Wisconsin Health and Educational Facilities Authority,          No Opt. Call         AA-           1,021,670
              Revenue Bonds, Froedtert and Community Health Obligated
              Group, Series 2005A, 5.000%, 4/01/08

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Marshfield Clinic, Series 2001B:
         600  6.250%, 2/15/09                                                No Opt. Call        BBB+             632,436
       1,250  6.500%, 2/15/12                                                No Opt. Call        BBB+           1,387,725

             Wisconsin Health and Educational Facilities Authority,
             Revenue Bonds, Marshfield Clinic, Series 2006A:
         300  5.000%, 2/15/12                                                No Opt. Call        BBB+             310,203
         400  5.000%, 2/15/13                                                No Opt. Call        BBB+             411,644
         350  5.000%, 2/15/14                                                No Opt. Call        BBB+             361,123
         500  5.000%, 2/15/15                                                No Opt. Call        BBB+             514,340
----------------------------------------------------------------------------------------------------------------------------
       7,300 Total Wisconsin                                                                                    7,680,778
----------------------------------------------------------------------------------------------------------------------------
 $   705,799 Total Long-Term Investments (cost $738,493,176) - 98.8%                                          740,430,296
----------------------------------------------------------------------------------------------------------------------------
------------

----
102

   Principal                                                                 Optional Call
Amount (000)   Description                                                  Provisions (1) Ratings (2)           Value
-------------------------------------------------------------------------------------------------------------------------
               Short-Term Investments - 0.9%

 $     2,200   California Statewide Community Development Authority,                            VMIG-1 $     2,200,000
                Revenue Bonds, Variable Rate Demand Obligations,
                Gemological Institute of America Inc., Series 2001,
                3.800%, 5/01/25 - AMBAC Insured (4)

         900   East Bay Municipal Utility District, Alameda and Contra                            A-1+         900,000
                Costa Counties, California, Water System Subordinated
                Revenue Bonds, Variable Rate Demand Obligations, Series
                2005B-2, 3.700%, 6/01/38 - XLCA Insured (4)

       2,300   Idaho Health Facilities Authority, Revenue Bonds, St.                              A-1+       2,300,000
                Luke's Regional Medical Center, Variable Rate Demand
                Obligations, Series 2005, 3.790%, 7/01/35 - FSA Insured (4)

         700   Indiana Health Facility Financing Authority, Hospital                            VMIG-1         700,000
                Revenue Bonds, Clarian Health Obligated Group, Variable
                Rate Demand Obligations, Series 2000B, 3.830%, 3/01/30 (4)

         800   Los Angeles Unified School District, California,                                   A-1+         800,000
                Certificates of Participation, Administration Building
                Project III, Variable Rate Demand Obligations, Series
                2005B, 3.740%, 10/01/31 - AMBAC Insured (4)
-------------------------------------------------------------------------------------------------------------------------
 $     6,900   Total Short-Term Investments (cost $6,900,000)                                                6,900,000
-------------------------------------------------------------------------------------------------------------------------
------------
               Total Investments (cost $745,393,176) - 99.7%                                               747,330,296
               -------------------------------------------------------------------------------------------------------
               Other Assets Less Liabilities - 0.3%                                                          2,162,100
               -------------------------------------------------------------------------------------------------------
               Net Assets - 100%                                                                       $   749,492,396
               -------------------------------------------------------------------------------------------------------

            (1) Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.
            (2) Ratings (not covered by the report of independent registered public accounting firm): Using the higher of Standard & Poor's or Moody's rating. Ratings below BBB by Standard & Poor's Group or Baa by Moody's Investor Service, Inc. are considered to be below investment grade.
            (3) Backed by an escrow or trust containing sufficient U.S.
                Government or U.S. Government agency securities which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.
            (4) Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.
            N/R Not rated.
          WI/DD  Purchased on a when-issued or delayed delivery basis.
          (ETM) Escrowed to maturity.

                                See accompanying notes to financial statements.

----
103

Statement of Assets and Liabilities
April 30, 2006


                                                                             High Yield  All-American       Insured
--------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $3,044,862,053, $343,433,099, $807,731,358,
 $2,434,223,545 and $745,393,176, respectively)                         $3,125,600,597  $357,089,677  $843,498,005
Cash                                                                            75,764       633,558        69,532
Receivables:
  Interest                                                                  53,941,239     5,846,359    12,499,154
  Investments sold                                                           4,333,128        96,670        65,000
  Shares sold                                                               40,634,066     2,034,090       300,203
Other assets                                                                    38,526        30,314        72,639
--------------------------------------------------------------------------------------------------------------------
    Total assets                                                         3,224,623,320   365,730,668   856,504,533
--------------------------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                      --            --            --
Payables:
  Investments purchased                                                     33,427,671            --     8,050,948
  Shares redeemed                                                            4,401,190       207,742     1,279,519
Accrued expenses:
  Management fees                                                            1,365,818       141,499       323,731
  12b-1 distribution and service fees                                          970,160       113,499        81,618
  Other                                                                        721,052        67,255       243,938
Dividends payable                                                           12,280,398     1,225,072     3,023,551
--------------------------------------------------------------------------------------------------------------------
    Total liabilities                                                       53,166,289     1,755,067    13,003,305
--------------------------------------------------------------------------------------------------------------------
Net assets                                                              $3,171,457,031  $363,975,601  $843,501,228
--------------------------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                              $1,800,261,317  $247,253,971  $205,982,316
Shares outstanding                                                          81,599,638    22,895,534    19,264,381
Net asset value per share                                               $        22.06  $      10.80  $      10.69
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                       $        23.03  $      11.27  $      11.16
--------------------------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                              $  171,326,498  $ 33,499,955  $ 34,185,591
Shares outstanding                                                           7,774,593     3,095,890     3,193,623
Net asset value and offering price per share                            $        22.04  $      10.82  $      10.70
--------------------------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                              $  908,433,737  $ 76,049,000  $ 33,458,985
Shares outstanding                                                          41,203,766     7,043,700     3,150,403
Net asset value and offering price per share                            $        22.05  $      10.80  $      10.62
--------------------------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                              $  291,435,479  $  7,172,675  $569,874,336
Shares outstanding                                                          13,204,399       662,014    53,419,052
Net asset value and offering price per share                            $        22.07  $      10.83  $      10.67
--------------------------------------------------------------------------------------------------------------------

Net Assets Consist of:
--------------------------------------------------------------------------------------------------------------------
Capital paid-in                                                         $3,092,075,675  $363,268,785  $808,303,700
Undistributed (Over-distribution of) net investment income                  (1,574,658)     (420,161)     (569,119)
Accumulated net realized gain (loss) from investments                          217,470   (12,529,601)           --
Net unrealized appreciation (depreciation) of investments                   80,738,544    13,656,578    35,766,647
--------------------------------------------------------------------------------------------------------------------
Net assets                                                              $3,171,457,031  $363,975,601  $843,501,228
--------------------------------------------------------------------------------------------------------------------

                                                                          Intermediate       Limited
                                                                              Duration          Term
----------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $3,044,862,053, $343,433,099, $807,731,358,
 $2,434,223,545 and $745,393,176, respectively)                         $2,482,687,265 $747,330,296
Cash                                                                                --      451,191
Receivables:
  Interest                                                                  40,704,037   11,770,053
  Investments sold                                                         113,793,258    2,919,641
  Shares sold                                                                2,118,700    1,452,742
Other assets                                                                   230,734       56,410
----------------------------------------------------------------------------------------------------
    Total assets                                                         2,639,533,994  763,980,333
----------------------------------------------------------------------------------------------------
Liabilities
Cash overdraft                                                                  13,496           --
Payables:
  Investments purchased                                                    124,933,025   10,224,106
  Shares redeemed                                                            1,691,179    1,644,696
Accrued expenses:
  Management fees                                                              912,835      257,576
  12b-1 distribution and service fees                                          104,634      200,044
  Other                                                                        708,832      157,009
Dividends payable                                                            7,913,974    2,004,506
----------------------------------------------------------------------------------------------------
    Total liabilities                                                      136,277,975   14,487,937
----------------------------------------------------------------------------------------------------
Net assets                                                              $2,503,256,019 $749,492,396
----------------------------------------------------------------------------------------------------
Class A Shares
Net assets                                                              $  289,148,210 $460,864,173
Shares outstanding                                                          32,533,314   43,682,405
Net asset value per share                                               $         8.89 $      10.55
Offering price per share (net asset value per share plus
 maximum sales charge of 4.20%, 4.20%, 4.20%, 3.00% and 2.50%,
 respectively, of offering price)                                       $         9.16 $      10.82
----------------------------------------------------------------------------------------------------
Class B Shares
Net assets                                                              $   28,103,619 $        N/A
Shares outstanding                                                           3,154,475          N/A
Net asset value and offering price per share                            $         8.91 $        N/A
----------------------------------------------------------------------------------------------------
Class C Shares
Net assets                                                              $   57,733,885 $271,925,373
Shares outstanding                                                           6,484,056   25,839,871
Net asset value and offering price per share                            $         8.90 $      10.52
----------------------------------------------------------------------------------------------------
Class R Shares
Net assets                                                              $2,128,270,305 $ 16,702,850
Shares outstanding                                                         239,134,925    1,590,901
Net asset value and offering price per share                            $         8.90 $      10.50
----------------------------------------------------------------------------------------------------

Net Assets Consist of:
----------------------------------------------------------------------------------------------------
Capital paid-in                                                         $2,447,428,498 $757,660,764
Undistributed (Over-distribution of) net investment income                   7,127,575      800,423
Accumulated net realized gain (loss) from investments                          236,226  (10,905,911)
Net unrealized appreciation (depreciation) of investments                   48,463,720    1,937,120
----------------------------------------------------------------------------------------------------
Net assets                                                              $2,503,256,019 $749,492,396
----------------------------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
104

Statement of Operations
Year Ended April 30, 2006

                                                                                                               Intermediate
                                                                       High Yield All-American        Insured      Duration
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investment Income                                                   $134,138,350   $18,626,897  $ 42,936,106  $116,337,402
----------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                       12,512,863     1,725,680     4,063,685    11,459,114
12b-1 service fees - Class A                                           2,536,464       483,956       413,188       530,897
12b-1 distribution and service fees - Class B                          1,532,815       353,417       357,567       307,484
12b-1 distribution and service fees - Class C                          5,198,883       562,599       254,547       467,971
Shareholders' servicing agent fees and expenses                        1,438,218       188,522       568,022     1,648,483
Custodian's fees and expenses                                            518,795       106,627       220,307       616,476
Trustees' fees and expenses                                               43,139         7,241        16,946        53,010
Professional fees                                                        259,126        23,817        48,926       128,403
Shareholders' reports - printing and mailing expenses                    349,914        37,515        84,154       256,360
Federal and state registration fees                                      401,410        30,972        31,429        42,131
Portfolio insurance expense                                                   --            --         1,818            --
Other expenses                                                            39,279        10,291        22,856        68,693
----------------------------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit                            24,830,906     3,530,637     6,083,445    15,579,022
  Custodian fee credit                                                   (47,673)      (31,035)      (14,369)      (72,609)
----------------------------------------------------------------------------------------------------------------------------
Net expenses                                                          24,783,233     3,499,602     6,069,076    15,506,413
----------------------------------------------------------------------------------------------------------------------------
Net investment income                                                109,355,117    15,127,295    36,867,030   100,830,989
----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                                446,619       718,966     3,062,187     1,798,209
Net change in unrealized appreciation (depreciation) of investments   15,143,197    (8,233,515)  (22,582,756)  (53,725,986)
----------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                               15,589,816    (7,514,549)  (19,520,569)  (51,927,777)
----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $124,944,933   $ 7,612,746  $ 17,346,461  $ 48,903,212
----------------------------------------------------------------------------------------------------------------------------

                                                                          Limited
                                                                             Term
---------------------------------------------------------------------------------
---------------------------------------------------------------------------------
Investment Income                                                   $ 32,473,745
---------------------------------------------------------------------------------
Expenses
Management fees                                                        3,314,681
12b-1 service fees - Class A                                             962,794
12b-1 distribution and service fees - Class B                                N/A
12b-1 distribution and service fees - Class C                          1,637,886
Shareholders' servicing agent fees and expenses                          377,368
Custodian's fees and expenses                                            209,408
Trustees' fees and expenses                                               15,745
Professional fees                                                         49,755
Shareholders' reports - printing and mailing expenses                     77,666
Federal and state registration fees                                       67,839
Portfolio insurance expense                                                   --
Other expenses                                                            20,949
---------------------------------------------------------------------------------
Total expenses before custodian fee credit                             6,734,091
  Custodian fee credit                                                   (20,756)
---------------------------------------------------------------------------------
Net expenses                                                           6,713,335
---------------------------------------------------------------------------------
Net investment income                                                 25,760,410
---------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments                             (7,024,785)
Net change in unrealized appreciation (depreciation) of investments   (9,682,677)
---------------------------------------------------------------------------------
Net realized and unrealized gain (loss)                              (16,707,462)
---------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations               $  9,052,948
---------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.

                                See accompanying notes to financial statements.

----
105

Statement of Changes in Net Assets

                                                                                High Yield                   All-American
                                                                      ------------------------------  --------------------------
                                                                           Year Ended      Year Ended    Year Ended    Year Ended
                                                                              4/30/06         4/30/05       4/30/06       4/30/05
---------------------------------------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  109,355,117  $   47,348,676  $ 15,127,295  $ 15,417,069
Net realized gain (loss) from investments                                    446,619         (12,176)      718,966        19,704
Net change in unrealized appreciation (depreciation) of investments       15,143,197      54,508,425    (8,233,515)    8,791,996
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    124,944,933     101,844,925     7,612,746    24,228,769
---------------------------------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                (63,477,783)    (25,899,577)  (10,701,219)  (10,676,046)
  Class B                                                                 (6,982,780)     (6,149,154)   (1,358,257)   (1,667,701)
  Class C                                                                (31,099,466)    (13,925,972)   (2,887,933)   (2,987,862)
  Class R                                                                 (8,818,348)     (2,329,839)     (321,972)     (294,144)
From accumulated net realized gains:
  Class A                                                                         --        (147,747)           --            --
  Class B                                                                         --         (37,967)           --            --
  Class C                                                                         --         (84,738)           --            --
  Class R                                                                         --         (13,064)           --            --
---------------------------------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (110,378,377)    (48,588,058)  (15,269,381)  (15,625,753)
---------------------------------------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                           1,988,442,670     988,764,725    93,804,094    47,088,630
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                         49,978,824      16,960,342     6,555,499     5,797,553
---------------------------------------------------------------------------------------------------------------------------------
                                                                       2,038,421,494   1,005,725,067   100,359,593    52,886,183
Cost of shares redeemed                                                 (356,496,600)   (118,579,083)  (84,732,134)  (50,730,332)
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions     1,681,924,894     887,145,984    15,627,459     2,155,851
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                  1,696,491,450     940,402,851     7,970,824    10,758,867
Net assets at the beginning of year                                    1,474,965,581     534,562,730   356,004,777   345,245,910
---------------------------------------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $3,171,457,031  $1,474,965,581  $363,975,601  $356,004,777
---------------------------------------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $   (1,574,658) $     (535,096) $   (420,161) $   (232,611)
---------------------------------------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
106

                                                                                 Insured
                                                                      ----------------------------
                                                                          Year Ended     Year Ended
                                                                             4/30/06        4/30/05
----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  36,867,030  $  39,718,880
Net realized gain (loss) from investments                                 3,062,187      7,541,196
Net change in unrealized appreciation (depreciation) of investments     (22,582,756)     7,531,171
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                    17,346,461     54,791,247
----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                (8,600,990)    (8,678,624)
  Class B                                                                (1,276,455)    (1,529,785)
  Class C                                                                (1,220,001)    (1,301,073)
  Class R                                                               (25,910,328)   (28,541,541)
From accumulated net realized gains:
  Class A                                                                (1,778,439)            --
  Class B                                                                  (323,866)            --
  Class C                                                                  (297,873)            --
  Class R                                                                (5,175,368)            --
----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (44,583,320)   (40,051,023)
----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                             52,152,884     42,024,604
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        30,484,184     25,734,052
----------------------------------------------------------------------------------------------------
                                                                         82,637,068     67,758,656
Cost of shares redeemed                                                (101,897,349)  (107,755,375)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (19,260,281)   (39,996,719)
----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (46,497,140)   (25,256,495)
Net assets at the beginning of year                                     889,998,368    915,254,863
----------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 843,501,228  $ 889,998,368
----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    (569,119) $    (410,230)
----------------------------------------------------------------------------------------------------

                                                                           Intermediate Duration
                                                                      ------------------------------
                                                                           Year Ended      Year Ended
                                                                              4/30/06         4/30/05
-----------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  100,830,989  $  107,528,166
Net realized gain (loss) from investments                                  1,798,209      14,057,207
Net change in unrealized appreciation (depreciation) of investments      (53,725,986)     46,869,368
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     48,903,212     168,454,741
-----------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                                 (9,620,347)     (9,253,962)
  Class B                                                                   (917,682)     (1,129,123)
  Class C                                                                 (1,894,637)     (2,045,263)
  Class R                                                                (85,249,768)    (94,588,003)
From accumulated net realized gains:
  Class A                                                                 (1,065,421)     (3,331,002)
  Class B                                                                   (125,026)       (500,658)
  Class C                                                                   (246,783)       (866,388)
  Class R                                                                 (8,718,291)    (31,920,304)
-----------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (107,837,955)   (143,634,703)
-----------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                             115,056,944      91,158,687
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                         80,196,170     107,161,464
-----------------------------------------------------------------------------------------------------
                                                                         195,253,114     198,320,151
Cost of shares redeemed                                                 (281,835,974)   (282,273,873)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions       (86,582,860)    (83,953,722)
-----------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (145,517,603)    (59,133,684)
Net assets at the beginning of year                                    2,648,773,622   2,707,907,306
-----------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $2,503,256,019  $2,648,773,622
-----------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $    7,127,575  $    4,431,703
-----------------------------------------------------------------------------------------------------



                                See accompanying notes to financial statements.

----
107

                                                                              Limited Term
                                                                      ----------------------------
                                                                          Year Ended     Year Ended
                                                                             4/30/06        4/30/05
---------------------------------------------------------------------------------------------------
Operations
Net investment income                                                 $  25,760,410  $  26,822,552
Net realized gain (loss) from investments                                (7,024,785)      (760,509)
Net change in unrealized appreciation (depreciation) of investments      (9,682,677)    (1,335,060)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     9,052,948     24,726,983
---------------------------------------------------------------------------------------------------
Distributions to Shareholders
From net investment income:
  Class A                                                               (15,715,786)   (16,156,472)
  Class B                                                                       N/A            N/A
  Class C                                                                (8,736,024)    (9,754,944)
  Class R                                                                  (618,437)      (536,642)
From accumulated net realized gains:
  Class A                                                                        --             --
  Class B                                                                       N/A            N/A
  Class C                                                                        --             --
  Class R                                                                        --             --
---------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders               (25,070,247)   (26,448,058)
---------------------------------------------------------------------------------------------------
Fund Share Transactions
Proceeds from sale of shares                                            150,051,275    149,514,845
Proceeds from shares issued to shareholders due
 to reinvestment of distributions                                        12,741,309     11,896,151
---------------------------------------------------------------------------------------------------
                                                                        162,792,584    161,410,996
Cost of shares redeemed                                                (218,061,726)  (229,740,737)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share transactions      (55,269,142)   (68,329,741)
---------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets                                   (71,286,441)   (70,050,816)
Net assets at the beginning of year                                     820,778,837    890,829,653
---------------------------------------------------------------------------------------------------
Net assets at the end of year                                         $ 749,492,396  $ 820,778,837
---------------------------------------------------------------------------------------------------
Undistributed (Over-distribution of) net investment income at the end
 of year                                                              $     800,423  $     135,058
---------------------------------------------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.



                                See accompanying notes to financial statements.

----
108

Notes to Financial Statements

1. General Information and Significant Accounting Policies

The Nuveen Municipal Trust (the "Trust") is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen High Yield Municipal Bond Fund ("High Yield"), Nuveen All-American Municipal Bond Fund ("All-American"), Nuveen Insured Municipal Bond Fund ("Insured"), Nuveen Intermediate Duration Municipal Bond Fund ("Intermediate Duration") and Nuveen Limited Term Municipal Bond Fund ("Limited Term") (collectively, the "Funds"). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, other than High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

High Yield invests substantially all of its assets in municipal bonds for high current income exempt from regular federal income taxes and capital appreciation. Under normal circumstances, at least 80% of the Fund's assets will be invested in medium to low-quality municipal bonds. The Fund may also invest in defaulted municipal bonds, inverse floating rate securities, municipal forwards and short-term municipal investments.

All-American, Insured, Intermediate Duration and Limited Term seek to provide high tax-free income and preservation of capital through investments in diversified portfolios of quality municipal bonds.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.

Investment Valuation
The prices of municipal bonds in each Fund's investment portfolio are provided by a pricing service approved by the Fund's Board of Trustees. When market price quotes are not readily available (which is usually the case for municipal securities), the pricing service or, in the absence of a pricing service for a particular security, the Board of Trustees of the Funds, or its designee, may establish fair market value using a wide variety of market data including yields or prices of municipal bonds of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from securities dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor's credit characteristics considered relevant by the pricing service or the Board of Trustees' designee. Temporary investments in securities that have variable rate and demand features qualifying them as short-term investments are valued at amortized cost, which approximates market value.

Investment Transactions
Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method. Investments purchased on a when-issued or delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At April 30, 2006, High Yield, Insured, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $18,967,514, $8,050,948, $17,266,979, and $10,224,106, respectively. There were no such outstanding purchase commitments in All-American.

Investment Income
Interest income, which includes the amortization of premiums and accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also includes paydown gains and losses, if any.

Professional Fees
Professional fees presented in the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of each Fund's shareholders.

Dividends and Distributions to Shareholders
Tax-exempt net investment income is declared monthly as a dividend. Generally, payment is made or reinvestment is credited to shareholder accounts on the first business day after month-end. Net realized capital gains and/or market discount from investment transactions, if any, are distributed to shareholders not less frequently than annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of tax-exempt net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States.

Income Taxes
Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions which will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. All monthly tax-exempt income dividends paid during the fiscal year ended April 30, 2006, have been designated Exempt Interest Dividends. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.


----
109

Insurance
Insured invests primarily in municipal securities which are either covered by insurance or backed by an escrow or trust account containing sufficient U.S. Government or U.S. Government agency securities, both of which ensure the timely payment of principal and interest. Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund's shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund's shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program
Each Fund offers Class A, C and R Shares. High Yield, All-American, Insured and Intermediate Duration also offer Class B Shares. Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments
The Funds are authorized to invest in certain derivative financial instruments including futures, forward, swap and option contracts, and other financial instruments with similar characteristics including inverse floating rate securities. During the fiscal year ended April 30, 2006, High Yield, All-American and Insured invested in inverse floating rate securities for the purpose of enhancing portfolio yield. Inverse floating rate securities are identified in the Portfolio of Investments and are valued daily. The interest rate of an inverse floating rate security has an inverse relationship to the interest rate of a short-term floating rate security. Consequently, as the interest rate of the floating rate security rises, the interest rate on the inverse floating rate security declines. Conversely, as the interest rate of the floating rate security declines, the interest rate on the inverse floating rate security rises. The price of an inverse floating rate security will be more volatile than that of an otherwise comparable fixed rate security since the interest rate is dependent on an underlying fixed coupon rate or the general level of long-term interest rates as well as the short-term interest paid on the floating rate security, and because the inverse floating rate security typically bears the risk of loss of a greater face value of an underlying bond. Intermediate Duration and Limited Term did not invest in any such instruments during the fiscal year ended April 30, 2006.

Expense Allocation
Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Indemnifications
Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Notes to Financial Statements (continued)

----
110

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                           High Yield
                                                    -------------------------------------------------------
                                                             Year Ended                  Year Ended
                                                              4/30/06                      4/30/05
                                                    ---------------------------  --------------------------
                                                          Shares          Amount      Shares          Amount
------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                            55,035,741  $1,214,225,657  26,674,105  $  569,714,521
  Class A - automatic conversion of Class B shares       15,530         343,404       1,164          25,264
  Class B                                             1,710,757      37,679,294   2,274,723      48,191,442
  Class C                                            22,760,092     501,739,672  14,444,549     308,434,592
  Class R                                            10,620,946     234,454,643   2,914,981      62,398,906
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             1,333,979      29,430,580     431,845       9,196,351
  Class B                                               114,431       2,521,124      91,821       1,941,578
  Class C                                               532,712      11,744,453     209,398       4,448,749
  Class R                                               284,509       6,282,667      64,447       1,373,664
------------------------------------------------------------------------------------------------------------
                                                     92,408,697   2,038,421,494  47,107,033   1,005,725,067
------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                           (10,814,971)   (238,358,135) (3,593,917)    (76,506,165)
  Class B                                              (728,533)    (16,042,777)   (625,745)    (13,224,137)
  Class B - automatic conversion to Class A shares      (15,550)       (343,404)     (1,166)        (25,264)
  Class C                                            (3,320,054)    (73,149,465) (1,048,023)    (22,190,226)
  Class R                                            (1,297,148)    (28,602,819)   (311,226)     (6,633,291)
------------------------------------------------------------------------------------------------------------
                                                    (16,176,256)   (356,496,600) (5,580,077)   (118,579,083)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                              76,232,441  $1,681,924,894  41,526,956  $  887,145,984
------------------------------------------------------------------------------------------------------------

                                                                          All-American
                                                    -------------------------------------------------------
                                                             Year Ended                  Year Ended
                                                              4/30/06                      4/30/05
                                                    ---------------------------  --------------------------
                                                          Shares          Amount      Shares          Amount
------------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             6,583,990  $   72,081,601   3,033,919  $   33,308,469
  Class A - automatic conversion of Class B shares      149,165       1,636,880      19,815         218,445
  Class B                                               200,029       2,203,148     242,960       2,668,447
  Class C                                             1,495,254      16,389,566     866,298       9,489,375
  Class R                                               136,018       1,492,899     127,335       1,403,894
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               423,675       4,652,972     366,494       3,999,150
  Class B                                                57,823         636,341      62,531         683,484
  Class C                                                93,556       1,026,770      82,984         905,147
  Class R                                                21,733         239,416      19,174         209,772
------------------------------------------------------------------------------------------------------------
                                                      9,161,243     100,359,593   4,821,510      52,886,183
------------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (5,521,719)    (60,590,720) (3,075,339)    (33,404,404)
  Class B                                              (665,646)     (7,311,302)   (697,741)     (7,606,104)
  Class B - automatic conversion to Class A shares     (148,895)     (1,636,880)    (19,779)       (218,445)
  Class C                                            (1,277,194)    (14,018,654)   (828,110)     (8,977,828)
  Class R                                              (107,319)     (1,174,578)    (48,417)       (523,551)
------------------------------------------------------------------------------------------------------------
                                                     (7,720,773)    (84,732,134) (4,669,386)    (50,730,332)
------------------------------------------------------------------------------------------------------------
Net increase (decrease)                               1,440,470  $   15,627,459     152,124  $    2,155,851
------------------------------------------------------------------------------------------------------------


----
111

                                                                            Insured
                                                    ------------------------------------------------------
                                                            Year Ended                  Year Ended
                                                              4/30/06                     4/30/05
                                                    --------------------------  --------------------------
                                                          Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             3,748,929  $  40,873,833    2,554,433  $  28,063,408
  Class A - automatic conversion of Class B shares      125,037      1,367,297       15,607        171,460
  Class B                                               152,939      1,679,127      260,014      2,867,395
  Class C                                               503,271      5,465,830      451,237      4,918,092
  Class R                                               253,471      2,766,797      549,342      6,004,249
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               573,818      6,249,201      451,953      4,956,617
  Class B                                                77,215        841,893       58,113        637,773
  Class C                                                87,744        949,139       64,569        703,075
  Class R                                             2,064,063     22,443,951    1,777,031     19,436,587
-----------------------------------------------------------------------------------------------------------
                                                      7,586,487     82,637,068    6,182,299     67,758,656
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (3,369,408)   (36,685,438)  (3,337,296)   (36,490,831)
  Class B                                              (603,126)    (6,604,085)    (682,355)    (7,453,950)
  Class B - automatic conversion to Class A shares     (124,921)    (1,367,297)     (15,596)      (171,460)
  Class C                                              (529,903)    (5,737,594)    (724,479)    (7,866,623)
  Class R                                            (4,731,858)   (51,502,935)  (5,107,529)   (55,772,511)
-----------------------------------------------------------------------------------------------------------
                                                     (9,359,216)  (101,897,349)  (9,867,255)  (107,755,375)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (1,772,729) $ (19,260,281)  (3,684,956) $ (39,996,719)
-----------------------------------------------------------------------------------------------------------

                                                                     Intermediate Duration
                                                    ------------------------------------------------------
                                                            Year Ended                  Year Ended
                                                              4/30/06                     4/30/05
                                                    --------------------------  --------------------------
                                                          Shares         Amount       Shares         Amount
-----------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                             9,654,174  $  86,834,816    5,215,478  $  47,465,936
  Class A - automatic conversion of Class B shares      158,538      1,428,130       15,526        140,579
  Class B                                               160,725      1,458,395      621,037      5,608,519
  Class C                                             1,087,676      9,840,587    1,625,736     14,816,749
  Class R                                             1,713,737     15,495,016    2,538,232     23,126,904
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                               794,673      7,173,232      965,975      8,773,897
  Class B                                                44,671        404,236       67,348        612,432
  Class C                                                79,246        716,357      110,718      1,006,546
  Class R                                             7,951,535     71,902,345   10,638,675     96,768,589
-----------------------------------------------------------------------------------------------------------
                                                     21,644,975    195,253,114   21,798,725    198,320,151
-----------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                            (5,595,751)   (50,414,553)  (4,687,556)   (42,594,313)
  Class B                                              (855,110)    (7,730,783)    (828,879)    (7,525,940)
  Class B - automatic conversion to Class A shares     (158,207)    (1,428,130)     (15,499)      (140,579)
  Class C                                            (1,707,262)   (15,406,638)  (1,637,016)   (14,876,078)
  Class R                                           (22,895,709)  (206,855,870) (23,885,122)  (217,136,963)
-----------------------------------------------------------------------------------------------------------
                                                    (31,212,039)  (281,835,974) (31,054,072)  (282,273,873)
-----------------------------------------------------------------------------------------------------------
Net increase (decrease)                              (9,567,064) $ (86,582,860)  (9,255,347) $ (83,953,722)
-----------------------------------------------------------------------------------------------------------


----
112

                                                                       Limited Term
                                                  ------------------------------------------------------
                                                          Year Ended                  Year Ended
                                                            4/30/06                     4/30/05
                                                  --------------------------  --------------------------
                                                        Shares         Amount       Shares         Amount
---------------------------------------------------------------------------------------------------------
Shares sold:
  Class A                                           9,494,508  $ 101,305,142    8,167,026  $  88,194,748
  Class C                                           3,693,910     39,383,709    4,990,951     53,754,060
  Class R                                             880,630      9,362,424      703,635      7,566,037
Shares issued to shareholders due to reinvestment
 of distributions:
  Class A                                             839,995      8,978,175      775,474      8,370,347
  Class C                                             304,689      3,248,617      286,799      3,088,520
  Class R                                              48,341        514,517       40,688        437,284
---------------------------------------------------------------------------------------------------------
                                                   15,262,073    162,792,584   14,964,573    161,410,996
---------------------------------------------------------------------------------------------------------
Shares redeemed:
  Class A                                         (12,165,479)  (129,668,018) (11,970,640)  (129,078,747)
  Class C                                          (7,311,683)   (77,809,339)  (9,165,892)   (98,558,111)
  Class R                                            (997,794)   (10,584,369)    (195,768)    (2,103,879)
---------------------------------------------------------------------------------------------------------
                                                  (20,474,956)  (218,061,726) (21,332,300)  (229,740,737)
---------------------------------------------------------------------------------------------------------
Net increase (decrease)                            (5,212,883) $ (55,269,142)  (6,367,727) $ (68,329,741)
---------------------------------------------------------------------------------------------------------

3. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the fiscal year ended April 30, 2006, were as follows:

                               High        All-                Intermediate      Limited
                              Yield    American      Insured       Duration         Term
----------------------------------------------------------------------------------------
Purchases            $1,706,471,606 $37,270,308 $231,425,531 $1,090,383,161 $463,997,522
Sales and maturities     79,551,330  27,103,503  265,189,450  1,173,635,688  514,352,011
----------------------------------------------------------------------------------------

4. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to the treatment of paydown gains and losses, timing differences in recognizing taxable market discount and timing differences in recognizing certain gains and losses on investment transactions.

At April 30, 2006, the cost of investments was as follows:

                              High         All-                Intermediate      Limited
                             Yield     American      Insured       Duration         Term
----------------------------------------------------------------------------------------
Cost of investments $3,041,579,394 $343,264,804 $807,504,812 $2,429,997,676 $744,806,508
----------------------------------------------------------------------------------------

Gross unrealized appreciation and gross unrealized depreciation of investments at April 30, 2006, were as follows:

                                                       High         All-               Intermediate      Limited
                                                      Yield     American      Insured      Duration         Term
----------------------------------------------------------------------------------------------------------------
Gross unrealized:
  Appreciation                                $105,382,135  $15,876,206  $37,807,916  $ 62,811,781  $ 7,617,878
  Depreciation                                 (21,360,932)  (2,051,333)  (1,814,723)  (10,122,192)  (5,094,090)
----------------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of
 investments                                  $ 84,021,203  $13,824,873  $35,993,193  $ 52,689,589  $ 2,523,788
----------------------------------------------------------------------------------------------------------------

The tax components of undistributed net investment income and net realized gains at April 30, 2006, were as follows:

                                                High     All-            Intermediate    Limited
                                               Yield American    Insured     Duration       Term
------------------------------------------------------------------------------------------------
Undistributed net tax-exempt income*      $7,195,587 $634,781 $2,142,095   $7,485,818 $2,159,829
Undistributed net ordinary income**          207,612      137     85,793    2,425,036     58,440
Undistributed net long-term capital gains    237,352       --         --    1,141,039         --
------------------------------------------------------------------------------------------------

* Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividend declared on April 7, 2006, paid on May 1, 2006.
** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.


----
113

The tax character of distributions paid during the fiscal years ended April 30, 2006, and April 30, 2005, was designated for purposes of the dividends paid deduction as follows:

                                                          High        All-             Intermediate     Limited
2006                                                     Yield    American     Insured     Duration        Term
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $103,992,090 $15,308,189 $36,667,834 $ 98,027,179 $25,207,034
Distributions from net ordinary income**                54,902          --     416,314    1,145,776          --
Distributions from net long-term capital gains***           --          --   7,559,571    9,257,619          --
---------------------------------------------------------------------------------------------------------------

                                                          High        All-             Intermediate     Limited
2005                                                     Yield    American     Insured     Duration        Term
---------------------------------------------------------------------------------------------------------------
Distributions from net tax-exempt income          $ 44,623,864 $15,722,463 $40,202,182 $105,252,250 $26,603,821
Distributions from net ordinary income**               510,535          --     262,308    2,577,523      21,989
Distributions from net long-term capital gains          16,816          --          --   36,553,974          --
---------------------------------------------------------------------------------------------------------------

 ** Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
*** The Funds designated as a long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended April 30, 2006.

At April 30, 2006, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

                                       All-    Limited
                                   American       Term
                          ----------------------------
                          2008  $ 2,035,308 $       --
                          2009    6,509,058  1,811,729
                          2010           --    337,552
                          2011           --    998,547
                          2012    3,378,131         --
                          2013      605,409    169,527
                          2014           --  1,064,313
                          ----------------------------
                          Total $12,527,906 $4,381,668
                          ----------------------------

Limited Term elected to defer net realized losses from investments incurred from November 1, 2005 through April 30, 2006 ("post-October losses'') in accordance with Federal income tax regulations. Post-October losses of $6,524,244 were treated as having arisen on the first day of the following fiscal year.

5. Management Fee and Other Transactions with Affiliates

Each Fund's management fee is separated into two components-a complex-level component, based on the aggregate amount of all fund assets managed by Nuveen Asset Management (the "Adviser"), a wholly owned subsidiary of Nuveen Investments, Inc. ("Nuveen"), and a specific fund-level component, based only on the amount of assets within each individual fund. This pricing structure enables Nuveen fund shareholders to benefit from growth in the assets within each individual fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, for each Fund is based upon the average daily net assets of each Fund as follows:

                                                      High Yield
              Average Daily Net Assets       Fund-Level Fee Rate
              ---------------------------------------------------
              For the first $125 million                   .4000%
              For the next $125 million                    .3875
              For the next $250 million                    .3750
              For the next $500 million                    .3625
              For the next $1 billion                      .3500
              For net assets over $2 billion               .3250
              ---------------------------------------------------

                                           All-American
                                                Insured
                                  Intermediate Duration         Limited Term
   Average Daily Net Assets         Fund-Level Fee Rate  Fund-Level Fee Rate
   --------------------------------------------------------------------------
   For the first $125 million                     .3000%               .2500%
   For the next $125 million                      .2875                .2375
   For the next $250 million                      .2750                .2250
   For the next $500 million                      .2625                .2125
   For the next $1 billion                        .2500                .2000
   For the next $3 billion                        .2250                .1750
   For net assets over $5 billion                 .2125                .1625
   --------------------------------------------------------------------------


----
114

The annual complex-level fee, payable monthly, which is additive to the fund-level fee, for all Nuveen sponsored funds in the U.S., is based on the aggregate amount of total fund assets managed as stated in the table below. As of April 30, 2006, the complex-level fee rate was .1888%.

         Complex-Level Assets(1)                Complex-Level Fee Rate
         --------------------------------------------------------------
         For the first $55 billion                               .2000%
         For the next $1 billion                                 .1800
         For the next $1 billion                                 .1600
         For the next $3 billion                                 .1425
         For the next $3 billion                                 .1325
         For the next $3 billion                                 .1250
         For the next $5 billion                                 .1200
         For the next $5 billion                                 .1175
         For the next $15 billion                                .1150
         For Managed Assets over $91 billion(2)                  .1400
         --------------------------------------------------------------

(1)The complex-level fee component of the management fee for the funds is calculated based upon the aggregate Managed Assets ("Managed Assets" means the average daily net assets of each fund including assets attributable to all types of leverage used by the Nuveen funds) of Nuveen-sponsored funds in the U.S.

(2)With respect to the complex-wide Managed Assets over $91 billion, the fee rate or rates that will apply to such assets will be determined at a later date. In the unlikely event that complex-wide Managed Assets reach $91 billion prior to a determination of the complex-level fee rate or rates to be applied to Managed Assets in excess of $91 billion, the complex-level fee rate for such complex-wide Managed Assets shall be .1400% until such time as a different rate or rates is determined.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Trust pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its Officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen advised Funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen advised Funds.

The Adviser has agreed to waive part of its management fees or reimburse certain expenses of Insured and Intermediate Duration in order to limit total expenses (excluding 12b-1 distribution and service fees and extraordinary expenses) from exceeding .975% of the average daily net assets of Insured and ..75% of the average daily net assets of Intermediate Duration. The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser's discretion.

During the fiscal year ended April 30, 2006, Nuveen Investments, LLC (the "Distributor"), a wholly owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                              High     All-          Intermediate  Limited
                                             Yield American  Insured     Duration     Term
------------------------------------------------------------------------------------------
Sales charges collected (unaudited)    $10,007,632 $643,674 $485,489     $230,362 $264,818
Paid to authorized dealers (unaudited)   8,880,855  582,091  429,851      195,930  227,475
------------------------------------------------------------------------------------------

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2006, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                      High     All-          Intermediate  Limited
                                     Yield American  Insured     Duration     Term
----------------------------------------------------------------------------------
Commission advances (unaudited) $8,645,684 $409,109 $204,828     $144,300 $420,697
----------------------------------------------------------------------------------

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2006, the Distributor retained such 12b-1 fees as follows:

                                      High     All-          Intermediate  Limited
                                     Yield American  Insured     Duration     Term
----------------------------------------------------------------------------------
12b-1 fees retained (unaudited) $4,474,159 $365,408 $326,345     $314,082 $232,565
----------------------------------------------------------------------------------



----
115

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2006, as follows:

                                 High     All-          Intermediate Limited
                                Yield American  Insured     Duration    Term
   -------------------------------------------------------------------------
   CDSC retained (unaudited) $788,178 $190,363 $135,969     $118,922 $68,747
   -------------------------------------------------------------------------

6. Subsequent Event - Distributions to Shareholders

The Funds declared dividend distributions from their tax-exempt net investment income which were paid on June 1, 2006, to shareholders of record on May 9, 2006, as follows:

                              High     All-         Intermediate Limited
                             Yield American Insured     Duration    Term
        ----------------------------------------------------------------
        Dividend per share:
          Class A           $.0895   $.0385  $.0375       $.0270  $.0305
          Class B            .0755    .0315   .0305        .0210     N/A
          Class C            .0795    .0335   .0320        .0225   .0275
          Class R            .0930    .0400   .0390        .0285   .0325
        ----------------------------------------------------------------

N/A - LimitedTerm is not authorized to issue Class B Shares.


----
116

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     --------------------------- ------------------------                     ----------


HIGH YIELD




                                      Net
           Beginning       Net  Realized/            Net                    Ending                Ending
                 Net   Invest- Unrealized        Invest-                       Net                   Net
Year Ended     Asset      ment       Gain           ment  Capital            Asset     Total      Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains    Total   Value Return(b)       (000)
---------------------------------------------------------------------------------------------------------
Class A (6/99)
  2006        $21.84     $1.10      $ .24  $1.34  $(1.12)   $  --  $(1.12) $22.06       6.25% $1,800,261
  2005         20.55      1.18       1.34   2.52   (1.22)    (.01)  (1.23)  21.84      12.60     786,921
  2004         19.67      1.24        .88   2.12   (1.24)      --   (1.24)  20.55      11.01     257,187
  2003         19.88      1.21       (.13)  1.08   (1.24)    (.05)  (1.29)  19.67       5.56      91,793
  2002         18.93      1.33        .84   2.17   (1.22)      --   (1.22)  19.88      11.73      33,911
Class B (6/99)
  2006         21.82       .93        .25   1.18    (.96)      --    (.96)  22.04       5.48     171,326
  2005         20.53      1.03       1.34   2.37   (1.07)    (.01)  (1.08)  21.82      11.78     146,041
  2004         19.65      1.09        .88   1.97   (1.09)      --   (1.09)  20.53      10.21     101,693
  2003         19.87      1.07       (.15)   .92   (1.09)    (.05)  (1.14)  19.65       4.73      58,372
  2002         18.91      1.19        .85   2.04   (1.08)      --   (1.08)  19.87      10.97      28,691
Class C (6/99)
  2006         21.83       .98        .24   1.22   (1.00)      --   (1.00)  22.05       5.68     908,434
  2005         20.54      1.06       1.35   2.41   (1.11)    (.01)  (1.12)  21.83      12.00     463,435
  2004         19.66      1.13        .88   2.01   (1.13)      --   (1.13)  20.54      10.43     156,610
  2003         19.88      1.10       (.14)   .96   (1.13)    (.05)  (1.18)  19.66       4.94      43,463
  2002         18.93      1.22        .85   2.07   (1.12)      --   (1.12)  19.88      11.13      13,485
Class R (6/99)
  2006         21.85      1.14        .24   1.38   (1.16)      --   (1.16)  22.07       6.45     291,435
  2005         20.55      1.21       1.37   2.58   (1.27)    (.01)  (1.28)  21.85      12.87      78,569
  2004         19.67      1.28        .88   2.16   (1.28)      --   (1.28)  20.55      11.24      19,073
  2003         19.89      1.27       (.16)  1.11   (1.28)    (.05)  (1.33)  19.67       5.73       8,627
  2002         18.94      1.37        .84   2.21   (1.26)      --   (1.26)  19.89      11.96       7,096
---------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                            Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
HIGH YIELD -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
April 30,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (6/99)
  2006          .88%    4.97%      .88%    4.97%      .88%    4.97%         4%
  2005          .91     5.52       .91     5.52       .91     5.53          5
  2004          .95     6.07       .95     6.07       .95     6.07         18
  2003         1.17     6.12      1.17     6.12      1.16     6.13         24
  2002         1.09     6.76      1.09     6.76      1.08     6.78         21
Class B (6/99)
  2006         1.62     4.23      1.62     4.23      1.62     4.24          4
  2005         1.66     4.84      1.66     4.84      1.65     4.85          5
  2004         1.70     5.33      1.70     5.33      1.69     5.33         18
  2003         1.91     5.39      1.91     5.39      1.90     5.40         24
  2002         1.84     6.02      1.84     6.02      1.83     6.03         21
Class C (6/99)
  2006         1.43     4.42      1.43     4.42      1.43     4.43          4
  2005         1.46     4.98      1.46     4.98      1.46     4.98          5
  2004         1.51     5.52      1.51     5.52      1.50     5.52         18
  2003         1.73     5.57      1.73     5.57      1.71     5.58         24
  2002         1.64     6.19      1.64     6.19      1.63     6.21         21
Class R (6/99)
  2006          .68     5.16       .68     5.16       .68     5.16          4
  2005          .71     5.70       .71     5.70       .71     5.71          5
  2004          .75     6.27       .75     6.27       .75     6.28         18
  2003          .93     6.37       .93     6.37       .92     6.38         24
  2002          .89     6.94       .89     6.94       .87     6.95         21
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.



                                See accompanying notes to financial statements.

----
117

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations      Less Distributions
                                    --------------------------- ----------------------                    --------


ALL-AMERICAN




                                                     Net
                          Beginning       Net  Realized/            Net                 Ending              Ending
                                Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,                     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------
Class A (10/88)
  2006                       $11.03      $.48      $(.23)  $.25   $(.48)     $-- $(.48) $10.80      2.33% $247,254
  2005                        10.75       .51        .29    .80    (.52)      --  (.52)  11.03      7.58   234,606
  2004                        10.94       .54       (.18)   .36    (.55)      --  (.55)  10.75      3.31   224,903
  2003                        10.83       .57        .12    .69    (.58)      --  (.58)  10.94      6.54   228,695
  2002                        10.70       .59        .11    .70    (.57)      --  (.57)  10.83      6.61   232,260
Class B (2/97)
  2006                        11.05       .40       (.23)   .17    (.40)      --  (.40)  10.82      1.55    33,500
  2005                        10.77       .43        .29    .72    (.44)      --  (.44)  11.05      6.75    40,377
  2004                        10.95       .46       (.18)   .28    (.46)      --  (.46)  10.77      2.62    43,771
  2003                        10.84       .49        .12    .61    (.50)      --  (.50)  10.95      5.73    46,719
  2002                        10.71       .51        .10    .61    (.48)      --  (.48)  10.84      5.79    43,402
Class C (6/93)
  2006                        11.03       .42       (.23)   .19    (.42)      --  (.42)  10.80      1.75    76,049
  2005                        10.75       .45        .29    .74    (.46)      --  (.46)  11.03      6.97    74,254
  2004                        10.93       .48       (.17)   .31    (.49)      --  (.49)  10.75      2.83    71,038
  2003                        10.82       .51        .12    .63    (.52)      --  (.52)  10.93      5.94    70,466
  2002                        10.69       .53        .10    .63    (.50)      --  (.50)  10.82      6.01    68,617
Class R (2/97)
  2006                        11.07       .50       (.24)   .26    (.50)      --  (.50)  10.83      2.40     7,173
  2005                        10.78       .53        .30    .83    (.54)      --  (.54)  11.07      7.83     6,767
  2004                        10.96       .56       (.17)   .39    (.57)      --  (.57)  10.78      3.57     5,534
  2003                        10.85       .59        .12    .71    (.60)      --  (.60)  10.96      6.71     5,177
  2002                        10.71       .61        .12    .73    (.59)      --  (.59)  10.85      6.88     4,449
-------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                            Ratios/Supplemental Data
                          -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
ALL-AMERICAN              -----------------  -----------------  -----------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                                to       to        to       to        to       to
                           Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                     Net      Net       Net      Net       Net      Net   Turnover
April 30,                   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------
Class A (10/88)
  2006                         .79%    4.37%      .79%    4.37%      .78%    4.38%         8%
  2005                         .80     4.68       .80     4.68       .80     4.68         11
  2004                         .82     4.92       .82     4.92       .81     4.92         25
  2003                         .81     5.22       .81     5.22       .81     5.22         25
  2002                         .81     5.40       .81     5.40       .80     5.40         29
Class B (2/97)
  2006                        1.54     3.61      1.54     3.61      1.53     3.62          8
  2005                        1.55     3.93      1.55     3.93      1.55     3.94         11
  2004                        1.57     4.17      1.57     4.17      1.56     4.18         25
  2003                        1.56     4.47      1.56     4.47      1.56     4.47         25
  2002                        1.56     4.65      1.56     4.65      1.55     4.66         29
Class C (6/93)
  2006                        1.34     3.82      1.34     3.82      1.33     3.83          8
  2005                        1.35     4.13      1.35     4.13      1.35     4.13         11
  2004                        1.37     4.37      1.37     4.37      1.36     4.37         25
  2003                        1.36     4.67      1.36     4.67      1.36     4.67         25
  2002                        1.36     4.85      1.36     4.85      1.35     4.86         29
Class R (2/97)
  2006                         .59     4.57       .59     4.57       .58     4.58          8
  2005                         .60     4.87       .60     4.87       .60     4.87         11
  2004                         .62     5.12       .62     5.12       .61     5.12         25
  2003                         .61     5.42       .61     5.42       .61     5.42         25
  2002                         .60     5.62       .60     5.62       .60     5.62         29
---------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
118

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                        Investment Operations       Less Distributions
                     --------------------------- -----------------------                    --------


INSURED




                                      Net
           Beginning       Net  Realized/            Net                  Ending              Ending
                 Net   Invest- Unrealized        Invest-                     Net                 Net
Year Ended     Asset      ment       Gain           ment  Capital          Asset     Total    Assets
April 30,      Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)     (000)
-----------------------------------------------------------------------------------------------------
Class A (9/94)
  2006        $11.04      $.45      $(.24)  $.21   $(.46)   $(.10) $(.56) $10.69      1.84% $205,982
  2005         10.86       .47        .19    .66    (.48)      --   (.48)  11.04      6.19   200,707
  2004         11.19       .49       (.32)   .17    (.50)      --   (.50)  10.86      1.50   200,862
  2003         10.78       .51        .42    .93    (.52)      --   (.52)  11.19      8.80   193,907
  2002         10.71       .53        .08    .61    (.54)      --   (.54)  10.78      5.75   142,345
Class B (2/97)
  2006         11.05       .37       (.25)   .12    (.37)    (.10)  (.47)  10.70      1.06    34,186
  2005         10.86       .39        .20    .59    (.40)      --   (.40)  11.05      5.48    40,777
  2004         11.20       .41       (.34)   .07    (.41)      --   (.41)  10.86       .65    44,231
  2003         10.78       .43        .43    .86    (.44)      --   (.44)  11.20      8.07    44,579
  2002         10.72       .45        .07    .52    (.46)      --   (.46)  10.78      4.87    30,529
Class C (9/94)
  2006         10.96       .39       (.24)   .15    (.39)    (.10)  (.49)  10.62      1.33    33,459
  2005         10.78       .41        .18    .59    (.41)      --   (.41)  10.96      5.60    33,857
  2004         11.11       .43       (.33)   .10    (.43)      --   (.43)  10.78       .91    35,547
  2003         10.69       .45        .42    .87    (.45)      --   (.45)  11.11      8.31    33,172
  2002         10.63       .46        .07    .53    (.47)      --   (.47)  10.69      5.05    21,871
Class R (12/86)
  2006         11.01       .47       (.24)   .23    (.47)    (.10)  (.57)  10.67      2.11   569,874
  2005         10.83       .50        .18    .68    (.50)      --   (.50)  11.01      6.38   614,657
  2004         11.16       .51       (.32)   .19    (.52)      --   (.52)  10.83      1.67   634,616
  2003         10.74       .53        .43    .96    (.54)      --   (.54)  11.16      9.10   678,397
  2002         10.68       .55        .06    .61    (.55)      --   (.55)  10.74      5.84   653,220
-----------------------------------------------------------------------------------------------------

Class (Commencement Date)
                             Ratios/Supplemental Data
           -------------------------------------------------------------------
             Before Credit/         After          After Credit/
             Reimbursement     Reimbursement(c)   Reimbursement(d)
INSURED    -----------------  -----------------  -----------------
                       Ratio              Ratio              Ratio
                      of Net             of Net             of Net
                     Invest-            Invest-            Invest-
           Ratio of     ment  Ratio of     ment  Ratio of     ment
           Expenses   Income  Expenses   Income  Expenses   Income
                 to       to        to       to        to       to
            Average  Average   Average  Average   Average  Average  Portfolio
Year Ended      Net      Net       Net      Net       Net      Net   Turnover
April 30,    Assets   Assets    Assets   Assets    Assets   Assets       Rate
------------------------------------------------------------------------------
Class A (9/94)
  2006          .78%    4.13%      .78%    4.13%      .78%    4.13%        27%
  2005          .79     4.32       .79     4.32       .79     4.33         26
  2004          .81     4.43       .81     4.43       .81     4.43         16
  2003          .81     4.66       .81     4.66       .80     4.66         31
  2002          .84     4.86       .84     4.86       .84     4.87         35
Class B (2/97)
  2006         1.53     3.38      1.53     3.38      1.53     3.38         27
  2005         1.54     3.58      1.54     3.58      1.54     3.58         26
  2004         1.57     3.68      1.57     3.68      1.56     3.69         16
  2003         1.56     3.91      1.56     3.91      1.55     3.91         31
  2002         1.59     4.11      1.59     4.11      1.59     4.12         35
Class C (9/94)
  2006         1.33     3.58      1.33     3.58      1.33     3.58         27
  2005         1.34     3.78      1.34     3.78      1.34     3.78         26
  2004         1.36     3.88      1.36     3.88      1.36     3.88         16
  2003         1.36     4.10      1.36     4.10      1.35     4.11         31
  2002         1.39     4.31      1.39     4.31      1.39     4.32         35
Class R (12/86)
  2006          .58     4.33       .58     4.33       .58     4.33         27
  2005          .59     4.53       .59     4.53       .59     4.53         26
  2004          .61     4.63       .61     4.63       .61     4.63         16
  2003          .61     4.86       .61     4.86       .60     4.87         31
  2002          .64     5.06       .64     5.06       .64     5.07         35
------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
119

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
                                       Investment Operations       Less Distributions
                                    --------------------------- -----------------------                    ----------


INTERMEDIATE DURATION




                                                     Net
                          Beginning       Net  Realized/            Net                  Ending                Ending
                                Net   Invest- Unrealized        Invest-                     Net                   Net
Year Ended                    Asset      ment       Gain           ment  Capital          Asset     Total      Assets
April 30,                     Value Income(a)     (Loss)  Total  Income    Gains   Total  Value Return(b)       (000)
----------------------------------------------------------------------------------------------------------------------
Class A (6/95)
  2006                        $9.10      $.34      $(.18)  $.16   $(.33)   $(.04) $(.37)  $8.89      1.70% $  289,148
  2005                         9.01       .35        .22    .57    (.35)    (.13)  (.48)   9.10      6.39     250,322
  2004                         9.32       .39       (.22)   .17    (.41)    (.07)  (.48)   9.01      1.86     234,434
  2003                         9.27       .44        .10    .54    (.44)    (.05)  (.49)   9.32      5.85     269,694
  2002                         9.23       .45        .05    .50    (.45)    (.01)  (.46)   9.27      5.54     258,363
Class B (2/97)
  2006                         9.11       .27       (.17)   .10    (.26)    (.04)  (.30)   8.91      1.01      28,104
  2005                         9.02       .28        .22    .50    (.28)    (.13)  (.41)   9.11      5.55      36,106
  2004                         9.33       .32       (.22)   .10    (.34)    (.07)  (.41)   9.02      1.07      37,167
  2003                         9.27       .37        .10    .47    (.36)    (.05)  (.41)   9.33      5.15      35,116
  2002                         9.23       .38        .05    .43    (.38)    (.01)  (.39)   9.27      4.73      18,837
Class C (6/95)
  2006                         9.11       .29       (.19)   .10    (.27)    (.04)  (.31)   8.90      1.10      57,734
  2005                         9.02       .30        .22    .52    (.30)    (.13)  (.43)   9.11      5.75      63,972
  2004                         9.33       .34       (.22)   .12    (.36)    (.07)  (.43)   9.02      1.27      62,461
  2003                         9.27       .39        .10    .49    (.38)    (.05)  (.43)   9.33      5.35      48,890
  2002                         9.22       .40        .06    .46    (.40)    (.01)  (.41)   9.27      5.05      31,690
Class R (11/76)
  2006                         9.11       .36       (.18)   .18    (.35)    (.04)  (.39)   8.90      1.90   2,128,270
  2005                         9.02       .37        .22    .59    (.37)    (.13)  (.50)   9.11      6.59   2,298,373
  2004                         9.33       .41       (.22)   .19    (.43)    (.07)  (.50)   9.02      2.06   2,373,846
  2003                         9.28       .46        .09    .55    (.45)    (.05)  (.50)   9.33      6.05   2,557,682
  2002                         9.24       .47        .05    .52    (.47)    (.01)  (.48)   9.28      5.74   2,550,022
----------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                           Ratios/Supplemental Data
                          -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
INTERMEDIATE DURATION     -----------------  -----------------  -----------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                                to       to        to       to        to       to
                           Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                     Net      Net       Net      Net       Net      Net   Turnover
April 30,                   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------
Class A (6/95)
  2006                         .75%    3.76%      .75%    3.76%      .75%    3.76%        43%
  2005                         .76     3.85       .76     3.85       .76     3.85         32
  2004                         .78     4.23       .78     4.23       .78     4.24         63
  2003                         .79     4.67       .79     4.67       .79     4.67         28
  2002                         .80     4.83       .80     4.83       .79     4.83         15
Class B (2/97)
  2006                        1.50     2.99      1.50     2.99      1.50     2.99         43
  2005                        1.51     3.10      1.51     3.10      1.51     3.10         32
  2004                        1.53     3.48      1.53     3.48      1.53     3.48         63
  2003                        1.54     3.93      1.54     3.93      1.53     3.93         28
  2002                        1.55     4.08      1.55     4.08      1.54     4.09         15
Class C (6/95)
  2006                        1.30     3.20      1.30     3.20      1.30     3.20         43
  2005                        1.31     3.30      1.31     3.30      1.31     3.30         32
  2004                        1.33     3.66      1.33     3.66      1.33     3.67         63
  2003                        1.34     4.12      1.34     4.12      1.34     4.13         28
  2002                        1.35     4.28      1.35     4.28      1.34     4.28         15
Class R (11/76)
  2006                         .55     3.95       .55     3.95       .55     3.95         43
  2005                         .56     4.05       .56     4.05       .56     4.05         32
  2004                         .58     4.44       .58     4.44       .58     4.44         63
  2003                         .59     4.87       .59     4.87       .59     4.87         28
  2002                         .60     5.03       .60     5.03       .59     5.03         15
---------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
120

Selected data for a share outstanding throughout each period:


Class (Commencement Date)
                                       Investment Operations      Less Distributions
                                    --------------------------- ----------------------                    --------


LIMITED TERM




                                                     Net
                          Beginning       Net  Realized/            Net                 Ending              Ending
                                Net   Invest- Unrealized        Invest-                    Net                 Net
Year Ended                    Asset      ment       Gain           ment  Capital         Asset     Total    Assets
April 30,                     Value Income(a)     (Loss)  Total  Income    Gains  Total  Value Return(b)     (000)
-------------------------------------------------------------------------------------------------------------------
Class A (10/87)
  2006                       $10.76      $.36      $(.22)  $.14   $(.35)     $-- $(.35) $10.55      1.29% $460,864
  2005                        10.78       .35       (.02)   .33    (.35)      --  (.35)  10.76      3.08   489,920
  2004                        10.86       .37       (.10)   .27    (.35)      --  (.35)  10.78      2.53   523,396
  2003                        10.72       .42        .16    .58    (.44)      --  (.44)  10.86      5.52   508,735
  2002                        10.63       .48        .10    .58    (.49)      --  (.49)  10.72      5.54   405,542
Class C (12/95)
  2006                        10.74       .32       (.23)   .09    (.31)      --  (.31)  10.52       .86   271,925
  2005                        10.76       .32       (.03)   .29    (.31)      --  (.31)  10.74      2.75   313,073
  2004                        10.84       .33       (.09)   .24    (.32)      --  (.32)  10.76      2.20   355,503
  2003                        10.70       .37        .18    .55    (.41)      --  (.41)  10.84      5.18   330,728
  2002                        10.61       .44        .10    .54    (.45)      --  (.45)  10.70      5.20   148,198
Class R (2/97)
  2006                        10.72       .38       (.23)   .15    (.37)      --  (.37)  10.50      1.43    16,703
  2005                        10.74       .37       (.02)   .35    (.37)      --  (.37)  10.72      3.33    17,786
  2004                        10.82       .39       (.09)   .30    (.38)      --  (.38)  10.74      2.77    11,931
  2003                        10.68       .43        .18    .61    (.47)      --  (.47)  10.82      5.77     8,308
  2002                        10.60       .50        .09    .59    (.51)      --  (.51)  10.68      5.70     3,219
-------------------------------------------------------------------------------------------------------------------

Class (Commencement Date)
                                            Ratios/Supplemental Data
                          -------------------------------------------------------------------
                            Before Credit/         After          After Credit/
                            Reimbursement     Reimbursement(c)   Reimbursement(d)
LIMITED TERM              -----------------  -----------------  -----------------
                                      Ratio              Ratio              Ratio
                                     of Net             of Net             of Net
                                    Invest-            Invest-            Invest-
                          Ratio of     ment  Ratio of     ment  Ratio of     ment
                          Expenses   Income  Expenses   Income  Expenses   Income
                                to       to        to       to        to       to
                           Average  Average   Average  Average   Average  Average  Portfolio
Year Ended                     Net      Net       Net      Net       Net      Net   Turnover
April 30,                   Assets   Assets    Assets   Assets    Assets   Assets       Rate
---------------------------------------------------------------------------------------------
Class A (10/87)
  2006                         .72%    3.36%      .72%    3.36%      .72%    3.36%        59%
  2005                         .72     3.29       .72     3.29       .72     3.29         37
  2004                         .73     3.36       .73     3.36       .73     3.36         29
  2003                         .73     3.85       .73     3.85       .72     3.86         31
  2002                         .75     4.46       .75     4.46       .73     4.47         26
Class C (12/95)
  2006                        1.07     3.00      1.07     3.00      1.07     3.01         59
  2005                        1.07     2.93      1.07     2.93      1.07     2.94         37
  2004                        1.08     3.01      1.08     3.01      1.08     3.01         29
  2003                        1.08     3.45      1.08     3.45      1.08     3.46         31
  2002                        1.09     4.11      1.09     4.11      1.08     4.12         26
Class R (2/97)
  2006                         .52     3.55       .52     3.55       .52     3.55         59
  2005                         .52     3.48       .52     3.48       .52     3.49         37
  2004                         .53     3.56       .53     3.56       .53     3.56         29
  2003                         .53     3.99       .53     3.99       .53     3.99         31
  2002                         .52     4.64       .52     4.64       .51     4.65         26
---------------------------------------------------------------------------------------------

(a)Per share Net Investment Income is calculated using the average daily shares method.
(b)Total returns are calculated on net asset value without any sales charge and are not annualized.
(c)After expense reimbursement from the Adviser, where applicable.
(d)After custodian fee credit and expense reimbursement, where applicable.

                                See accompanying notes to financial statements.

----
121

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Nuveen Municipal Trust:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen High Yield Municipal Bond Fund, Nuveen All-American Municipal Bond Fund, Nuveen Insured Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund (each a series of the Nuveen Municipal Trust, hereafter referred to as the "Funds") at April 30, 2006, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL
June 19, 2006


----
122

                                     Notes

--------------------------------------------------------------------------------
123

                                     Notes

--------------------------------------------------------------------------------
124

  Trustees and Officers
================================================================================


The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at nine. None of the trustees who are not "interested" persons of the Funds has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds' Statement of Additional Information ("SAI") includes more information about the Trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds' website at www.nuveen.com.

                                                                                                          Number of
                                                                                                        Portfolios in
Name,                       Position(s)      Year First   Principal Occupation(s)                       Fund Complex
Birthdate                   Held with        Elected or   Including other Directorships                  Overseen by
and Address                 the Funds       Appointed (2) During Past 5 Years                              Trustee
---------------------------------------------------------------------------------------------------------------------
Trustee who is an interested person of the Funds:

---------------------------------------------------------------------------------------------------------------------
Timothy R. Schwertfeger (1) Chairman of the     1994      Chairman (since 1996) and Director of Nuveen       165
3/28/49                     Board and                     Investments, Inc., Nuveen Investments, LLC,
333 W. Wacker Drive         Trustee                       Nuveen Advisory Corp. and Nuveen
Chicago, IL 60606                                         Institutional Advisory Corp.(4); Director
                                                          (since 1996) of Institutional Capital
                                                          Corporation; Chairman and Director (since
                                                          1997) of Nuveen Asset Management; Chairman
                                                          and Director of Rittenhouse Asset
                                                          Management, Inc. (since 1999); Chairman of
                                                          Nuveen Investments Advisers Inc. (since
                                                          2002).

Trustees who are not interested persons of the Funds:

---------------------------------------------------------------------------------------------------------------------
Robert P. Bremner           Lead                1997      Private Investor and Management Consultant.        165
8/22/40                     Independent
333 W. Wacker Drive         Trustee
Chicago, IL 60606


---------------------------------------------------------------------------------------------------------------------
Lawrence H. Brown           Trustee             1993      Retired (since 1989) as Senior Vice                165
7/29/34                                                   President of The Northern Trust Company;
333 W. Wacker Drive                                       Director (since 2002) Community Advisory
Chicago, IL 60606                                         Board for Highland Park and Highwood, United
                                                          Way of the North Shore.


---------------------------------------------------------------------------------------------------------------------
Jack B. Evans               Trustee             1999      President, The Hall-Perrine Foundation, a          165
10/22/48                                                  private philanthropic corporation (since
333 W. Wacker Drive                                       1996); Director and Vice Chairman, United
Chicago, IL 60606                                         Fire Group, a publicly held company; Adjunct
                                                          Faculty Member, University of Iowa;
                                                          Director, Gazette Companies; Life Trustee of
                                                          Coe College and Iowa College Foundation;
                                                          formerly, Director, Alliant Energy;
                                                          formerly, Director, Federal Reserve Bank of
                                                          Chicago; formerly, President and Chief
                                                          Operating Officer, SCI Financial Group,
                                                          Inc., a regional financial services firm.


---------------------------------------------------------------------------------------------------------------------
William C. Hunter           Trustee             2004      Dean and Distinguished Professor of Finance,       165
3/6/48                                                    School of Business at the University of
333 W. Wacker Drive                                       Connecticut (since 2002); previously, Senior
Chicago, IL 60606                                         Vice President and Director of Research at
                                                          the Federal Reserve Bank of Chicago
                                                          (1995-2003); Director (since 1997), Credit
                                                          Research Center at Georgetown University;
                                                          Director (since 2004) of Xerox Corporation;
                                                          Director, SS&C Technologies, Inc. (May
                                                          2005-October 2005).


---------------------------------------------------------------------------------------------------------------------
David J. Kundert            Trustee             2005      Retired (since 2004) as Chairman, JPMorgan         163
10/28/42                                                  Fleming Asset Management, President and CEO,
333 W. Wacker Drive                                       Banc One Investment Advisors Corporation,
Chicago, IL 60606                                         and President, One Group Mutual Funds; prior
                                                          thereto, Executive Vice President, Banc One
                                                          Corporation and Chairman and CEO, Banc One
                                                          Investment Management Group; Board of
                                                          Regents, Luther College; member of the
                                                          Wisconsin Bar Association; member of Board
                                                          of Directors, Friends of Boerner Botanical
                                                          Gardens.

----
125

================================================================================

                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate            Held with       Elected or   Including other Directorships                  Overseen by
and Address          the Funds      Appointed (2) During Past 5 Years                              Trustee
-------------------------------------------------------------------------------------------------------------
William J. Schneider Trustee            1997      Chairman of Miller-Valentine Partners Ltd.,        165
9/24/44                                           a real estate investment company; formerly,
333 W. Wacker Drive                               Senior Partner and Chief Operating Officer
Chicago, IL 60606                                 (retired December 2004) of Miller-Valentine
                                                  Group; formerly, Vice President,
                                                  Miller-Valentine Realty; Board Member, Chair
                                                  of the Finance Committee and member of the
                                                  Audit Committee of Premier Health Partners,
                                                  the not-for-profit company of Miami Valley
                                                  Hospital; Vice President, Dayton
                                                  Philharmonic Orchestra Association; Board
                                                  Member, Regional Leaders Forum, which
                                                  promotes cooperation on economic development
                                                  issues; Director, Dayton Development
                                                  Coalition; formerly, Member, Community
                                                  Advisory Board, National City Bank, Dayton,
                                                  Ohio and Business Advisory Council,
                                                  Cleveland Federal Reserve Bank.


-------------------------------------------------------------------------------------------------------------
Judith M. Stockdale  Trustee            1997      Executive Director, Gaylord and Dorothy            165
12/29/47                                          Donnelley Foundation (since 1994); prior
333 W. Wacker Drive                               thereto, Executive Director, Great Lakes
Chicago, IL 60606                                 Protection Fund (from 1990 to 1994).


-------------------------------------------------------------------------------------------------------------
Eugene S. Sunshine   Trustee            2005      Senior Vice President for Business and             165
1/22/50                                           Finance, Northwestern University (since
333 W. Wacker Drive                               1997); Director (since 2003), Chicago Board
Chicago, IL 60606                                 Options Exchange; Director (since 2003),
                                                  National Mentor Holdings, a privately-held,
                                                  national provider of home and
                                                  community-based services; Chairman (since
                                                  1997), Board of Directors, Rubicon, a pure
                                                  captive insurance company owned by
                                                  Northwestern University; Director (since
                                                  1997), Evanston Chamber of Commerce and
                                                  Evanston Inventure, a business development
                                                  organization.
                                                                                                  Number of
                                                                                                Portfolios in
Name,                Position(s)     Year First                                                 Fund Complex
Birthdate            Held with       Elected or   Principal Occupation(s)                        Overseen by
and Address          the Funds      Appointed (3) During Past 5 Years                              Officer
-------------------------------------------------------------------------------------------------------------
Officers of the Funds:


-------------------------------------------------------------------------------------------------------------
Gifford R. Zimmerman Chief              1988      Managing Director (since 2002), Assistant          165
9/9/56               Administrative               Secretary and Associate General Counsel,
333 W. Wacker Drive  Officer                      formerly, Vice President and Assistant
Chicago, IL 60606                                 General Counsel, of Nuveen Investments, LLC;
                                                  Managing Director (2002-2004), General
                                                  Counsel (1998-2004) and Assistant Secretary,
                                                  formerly, Vice President of Nuveen Advisory
                                                  Corp. and Nuveen Institutional Advisory
                                                  Corp.(4); Managing Director (since 2002) and
                                                  Assistant Secretary and Associate General
                                                  Counsel, formerly, Vice President (since
                                                  1997), of Nuveen Asset Management; Managing
                                                  Director (since 2004) and Assistant
                                                  Secretary (since 1994) of Nuveen
                                                  Investments, Inc.; Assistant Secretary of
                                                  NWQ Investment Management Company, LLC.
                                                  (since 2002); Vice President and Assistant
                                                  Secretary of Nuveen Investments Advisers
                                                  Inc. (since 2002); Managing Director,
                                                  Associate General Counsel and Assistant
                                                  Secretary of Rittenhouse Asset Management,
                                                  Inc. and Symphony Asset Management LLC
                                                  (since 2003); Chartered Financial Analyst.


-------------------------------------------------------------------------------------------------------------
Julia L. Antonatos   Vice President     2004      Managing Director (since 2005), formerly           165
9/22/63                                           Vice President (since 2002); formerly,
333 W. Wacker Drive                               Assistant Vice President (since 2000) of
Chicago, IL 60606                                 Nuveen Investments, LLC; Chartered Financial
                                                  Analyst.


-------------------------------------------------------------------------------------------------------------
Michael T. Atkinson  Vice President     2000      Vice President (since 2002), formerly,             165
2/3/66               and Assistant                Assistant Vice President (since 2000) of
333 W. Wacker Drive  Secretary                    Nuveen Investments, LLC.
Chicago, IL 60606

----
126

                                                                                                   Number of
                                                                                                 Portfolios in
Name,                 Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate             Held with       Elected or   Including other Directorships                  Overseen by
and Address           the Funds      Appointed (3) During Past 5 Years                              Trustee
--------------------------------------------------------------------------------------------------------------
Peter H. D'Arrigo     Vice President     1999      Vice President and Treasurer of Nuveen             165
11/28/67              and Treasurer                Investments, LLC and of Nuveen Investments,
333 W. Wacker Drive                                Inc. (since 1999); Vice President and
Chicago, IL 60606                                  Treasurer (1999-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Vice President and Treasurer of
                                                   Nuveen Asset Management (since 2002) and of
                                                   Nuveen Investments Advisers Inc. (since
                                                   2002); Assistant Treasurer of NWQ Investment
                                                   Management Company, LLC. (since 2002); Vice
                                                   President and Treasurer of Nuveen
                                                   Rittenhouse Asset Management, Inc. and
                                                   Symphony Asset Management LLC (since 2003);
                                                   Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
John N. Desmond       Vice President     2005      Vice President, Director of Investment             165
8/24/61                                            Operations, Nuveen Investments, LLC (since
333 W. Wacker Drive                                2005); formerly, Director, Business Manager,
Chicago, IL 60606                                  Deutsche Asset Management (2003-2004),
                                                   Director, Business Development and
                                                   Transformation, Deutsche Trust Bank Japan
                                                   (2002-2003); previously, Senior Vice
                                                   President, Head of Investment Operations and
                                                   Systems, Scudder Investments Japan,
                                                   (2000-2002), Senior Vice President, Head of
                                                   Plan Administration and Participant
                                                   Services, Scudder Investments (1995-2002).


--------------------------------------------------------------------------------------------------------------
Jessica R. Droeger    Vice President     1998      Vice President (since 2002), Assistant             165
9/24/64               and Secretary                Secretary and Assistant General Counsel
333 W. Wacker Drive                                (since 1998) formerly, Assistant Vice
Chicago, IL 60606                                  President (since 1998) of Nuveen
                                                   Investments, LLC; Vice President (2002-2004)
                                                   and Assistant Secretary (1998-2004)
                                                   formerly, Assistant Vice President of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Vice President and
                                                   Assistant Secretary (since 2005) of Nuveen
                                                   Asset Management.


--------------------------------------------------------------------------------------------------------------
Lorna C. Ferguson     Vice President     1998      Managing Director (since 2004), formerly,          165
10/24/45                                           Vice President of Nuveen Investments, LLC,
333 W. Wacker Drive                                Managing Director (2004) formerly, Vice
Chicago, IL 60606                                  President (1998-2004) of Nuveen Advisory
                                                   Corp. and Nuveen Institutional Advisory
                                                   Corp.(4); Managing Director (since 2005) of
                                                   Nuveen Asset Management.


--------------------------------------------------------------------------------------------------------------
William M. Fitzgerald Vice President     1995      Managing Director (since 2002), formerly,          165
3/2/64                                             Vice President of Nuveen Investments;
333 W. Wacker Drive                                Managing Director (1997-2004) of Nuveen
Chicago, IL 60606                                  Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); Managing Director (since
                                                   2001) of Nuveen Asset Management ; Vice
                                                   President (since 2002) of Nuveen Investments
                                                   Advisers Inc.; Chartered Financial Analyst.


--------------------------------------------------------------------------------------------------------------
Stephen D. Foy        Vice President     1998      Vice President (since 1993) and Funds              165
5/31/54               and Controller               Controller (since 1998) of Nuveen
333 W. Wacker Drive                                Investments, LLC; formerly, Vice President
Chicago, IL 60606                                  and Funds Controller (1998-2004) of Nuveen
                                                   Investments, Inc.; Certified Public
                                                   Accountant.


--------------------------------------------------------------------------------------------------------------
James D. Grassi       Vice President     2004      Vice President and Deputy Director of              165
4/13/56               and Chief                    Compliance (since 2004) of Nuveen
333 W. Wacker Drive   Compliance                   Investments, LLC, Nuveen Investments
Chicago, IL 60606     Officer                      Advisers Inc., Nuveen Asset Management and
                                                   Rittenhouse Asset Management, Inc.;
                                                   previously, Vice President and Deputy
                                                   Director of Compliance (2004) of Nuveen
                                                   Advisory Corp. and Nuveen Institutional
                                                   Advisory Corp.(4); formerly, Senior Attorney
                                                   (1994-2004), The Northern Trust Company.


--------------------------------------------------------------------------------------------------------------
David J. Lamb         Vice President     2000      Vice President (since 2000) of Nuveen              165
3/22/63                                            Investments, LLC; Certified Public
333 W. Wacker Drive                                Accountant.
Chicago, IL 60606


--------------------------------------------------------------------------------------------------------------
Tina M. Lazar         Vice President     2002      Vice President of Nuveen Investments, LLC          165
8/27/61                                            (since 1999).
333 W. Wacker Drive
Chicago, IL 60606

----
127

================================================================================

                                                                                                 Number of
                                                                                               Portfolios in
Name,               Position(s)     Year First   Principal Occupation(s)                       Fund Complex
Birthdate           Held with       Elected or   Including other Directorships                  Overseen by
and Address         the Funds      Appointed (3) During Past 5 Years                              Trustee
------------------------------------------------------------------------------------------------------------
Larry W. Martin     Vice President     1988      Vice President, Assistant Secretary and            165
7/27/51             and Assistant                Assistant General Counsel of Nuveen
333 W. Wacker Drive Secretary                    Investments, LLC; formerly, Vice President
Chicago, IL 60606                                and Assistant Secretary of Nuveen Advisory
                                                 Corp. and Nuveen Institutional Advisory
                                                 Corp.(4); Vice President (since 2005) and
                                                 Assistant Secretary of Nuveen Investments,
                                                 Inc.; Vice President (since 2005) and
                                                 Assistant Secretary (since 1997) of Nuveen
                                                 Asset Management; Vice President (since
                                                 2000), Assistant Secretary and Assistant
                                                 General Counsel (since 1998) of Rittenhouse
                                                 Asset Management, Inc.; Vice President and
                                                 Assistant Secretary of Nuveen Investments
                                                 Advisers Inc. (since 2002); Assistant
                                                 Secretary of NWQ Investment Management
                                                 Company, LLC (since 2002) and Symphony Asset
                                                 Management LLC (since 2003).




(1)Mr. Schwertfeger is an "interested person" of the Funds, as defined in the Investment Company Act of 1940, because he is an officer and trustee of the Adviser.
(2)Trustees serve an indefinite term until his/her successor is elected. The year first elected or appointed represents the year in which the Trustee was first elected or appointed to any fund in the Nuveen Complex.
(3)Officers serve one year terms through July of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.
(4)Nuveen Advisory Corp. and Nuveen Institutional Advisory Corp. were reorganized into Nuveen Asset Management, effective January 1, 2005.

----
128

--------------------------------------------------------------------------------
  Fund Information
================================================================================


Fund Manager            Legal Counsel                     Transfer Agent and
Nuveen Asset Management Chapman and Cutler LLP            Shareholder Services
333 West Wacker Drive   Chicago, IL                       Boston Financial
Chicago, IL 60606                                         Data Services, Inc.
                        Independent Registered            Nuveen Investor Services
                        Public Accounting Firm            P.O. Box 8530
                        PricewaterhouseCoopers LLP        Boston, MA 02266-8530
                        Chicago, IL                       (800) 257-8787

                        Custodian
                        State Street Bank & Trust Company
                        Boston, MA

================================================================================

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment's performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment's actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The average of all the maturities of the bonds in a Fund's portfolio, computed by weighting each maturity date (the date the security comes due) by the market value of the security. This figure does not account for the likelihood of prepayments or the exercise of call provisions.

Average Duration: Duration is a measure of the expected period over which a bond's principal and interest will be paid, and consequently is a measure of the sensitivity of a bond's (or bond fund's) value to changes when market interest rates change. Generally, the longer a bond or Fund's duration, the more the price of the bond or Fund will change as interest rates change.

Dividend Yield (also known as Market Yield or Current Yield): An investment's current annualized dividend divided by its current offering price.

Net Asset Value (NAV): A Fund's NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

SEC 30-Day Yield: A standardized measure of a Fund's yield that accounts for the future amortization of premiums or discounts of bonds held in the fund's portfolio.

Taxable-Equivalent Yield: The yield necessary from a fully taxable investment to equal, on an after-tax basis at a specified assumed tax rate, the yield of a municipal bond investment.




================================================================================

Quarterly Portfolio of Investments and Proxy Voting information: Each Fund's
(i) quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the 12-month period ended June 30, 2005, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities are available without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen's website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission ("SEC"). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC's Public Reference Room in Washington, D.C. Call the SEC at 1-202-942-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC's Public Reference Section at 450 Fifth Street NW, Washington, D.C. 20549.

================================================================================

NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

----
129

                                                                     Learn more
                                                          about Nuveen Funds at
                                                              www.nuveen.com/mf



    Nuveen Investments:

    SERVING Investors

                        For GENERATIONS

    Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions. Over this time, Nuveen Investments has adhered to the belief that the best approach to investing is to apply conservative risk-management principles to help minimize volatility.

    Building on this tradition, we today offer a range of high quality equity and fixed-income solutions that can be integral parts of a well-diversified core portfolio. Our clients have come to appreciate this diversity, as well as our continued adherence to proven, long-term investing principles.

    We offer many different investing solutions for our clients' different needs.
    Managing approximately $145 billion in assets, Nuveen Investments offers access to a number of different asset classes and investing solutions through a variety of products. Nuveen Investments markets its capabilities under six distinct brands: NWQ, specializing in value-style equities; Nuveen, managing fixed-income investments; Santa Barbara, committed to growth equities; Tradewinds, specializing in global value equities; Rittenhouse, focused on "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios.

    Find out how we can help you reach your financial goals.
    To learn more about the products and services Nuveen Investments offers and for a prospectus, where applicable, talk to your financial advisor, or call us at (800) 257-8787. Please read the information carefully before you invest.

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MAN-NAT-0406D

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/mf. (To view the code, click on the Investor Resources drop down menu box, click on Fund Governance and then click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant's board of directors determined that the registrant has at least one "audit committee financial expert" (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant's audit committee financial expert is Jack B. Evans, Chairman of the Audit Committee, who is "independent" for purposes of Item 3 of Form N-CSR.

Mr. Evans was formerly President and Chief Operating Office of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser ("SCI"). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the "CFO") and actively supervised the CFO's preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI's financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Trust's auditor, billed to the Trust during the Trust's last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Trust, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the "pre-approval exception"). The pre-approval exception for services provided directly to the Trust waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Trust during the fiscal year in which the services are provided; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

              SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE TRUST

Fiscal Year Ended                       Audit Fees Billed    Audit-Related Fees       Tax Fees        All Other Fees
April 30, 2006                              to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------    -----------------    ------------------    ---------------    ---------------
Name of Series
--------------
All-American Municipal Bond Fund                   14,526                     0              2,837                  0
Limited Term Municipal Bond Fund                   23,594                     0              5,631                  0
High Yield Municipal Bond Fund                     70,168                     0              6,526                  0
National Insured Municipal Bond Fund               25,462                     0              5,892                  0
Intermediate Duration Bond Fund                    62,371                     0             15,764                  0
                                        -----------------    ------------------    ---------------    ---------------
   Total                                $         196,121    $                0    $        36,650    $             0

                                                Percentage Approved Pursuant to Pre-approval Exception
                                        -----------------------------------------------------------------------------
                                        Audit Fees Billed    Audit-Related Fees       Tax Fees        All Other Fees
                                             to Funds          Billed to Funds     Billed to Funds    Billed to Funds
                                        -----------------    ------------------    ---------------    ---------------
Name of Series
--------------
All-American Municipal Bond Fund                        0                     0                  0                  0
Limited Term Municipal Bond Fund                        0                     0                  0                  0
High Yield Municipal Bond Fund                          0                     0                  0                  0
National Insured Municipal Bond Fund                    0                     0                  0                  0
Intermediate Duration Bond Fund                         0                     0                  0                  0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

Fiscal Year Ended                       Audit Fees Billed    Audit-Related Fees       Tax Fees        All Other Fees
April 30, 2005                              to Funds           Billed to Funds     Billed to Funds    Billed to Funds
------------------------------------    -----------------    ------------------    ---------------    ---------------
Name of Series
--------------
All-American Municipal Bond Fund                   13,915                     0                942                  0
Limited Term Municipal Bond Fund                   24,822                     0              2,425                  0
High Yield Municipal Bond Fund                     36,159                     0              1,661                  0
National Insured Municipal Bond Fund               26,275                     0              2,539                  0
Intermediate Duration Bond Fund                    66,968                     0              7,578                  0
                                        -----------------    ------------------    ---------------    ---------------
   Total                                $         168,139    $                0    $        15,145    $             0

                                                Percentage Approved Pursuant to Pre-approval Exception
                                        -----------------------------------------------------------------------------
                                        Audit Fees Billed    Audit-Related Fees       Tax Fees        All Other Fees
                                             to Funds          Billed to Funds     Billed to Funds    Billed to Funds
                                        -----------------    ------------------    ---------------    ---------------
Name of Series
--------------
All-American Municipal Bond Fund                        0                     0                  0                  0
Limited Term Municipal Bond Fund                        0                     0                  0                  0
High Yield Municipal Bond Fund                          0                     0                  0                  0
National Insured Municipal Bond Fund                    0                     0                  0                  0
Intermediate Duration Bond Fund                         0                     0                  0                  0

The above "Tax Fees" were billed for professional services for tax advice, tax compliance, and tax planning.

                 SERVICES THAT THE TRUST'S AUDITOR BILLED TO THE
                  ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by PricewaterhouseCoopers LLP to Nuveen Asset Management ("NAM" or the "Adviser"), and any entity controlling, controlled by or under common control with NAM ("Control Affiliate") that provides ongoing services to the Trust ("Affiliated Fund Service Provider"), for engagements directly related to the Trust's operations and financial reporting, during the Trust's last two full fiscal years.

                                         Audit-Related Fees       Tax Fees Billed to       All Other Fees
                                        Billed to Adviser and        Adviser and          Billed to Adviser
Fiscal Year Ended                          Affiliated Fund         Affiliated Fund       and Affiliated Fund
April 30, 2006                            Service Providers       Service Providers       Service Providers
------------------------------------    ---------------------    --------------------    -------------------
Nuveen Municipal Trust                  $                   0    $            130,000    $                 0

                                              Percentage Approved Pursuant to Pre-approval Exception
                                        ------------------------------------------------------------------
                                         Audit-Related Fees       Tax Fees Billed to       All Other Fees
                                        Billed to Adviser and        Adviser and          Billed to Adviser
                                          Affiliated Fund          Affiliated Fund       and Affiliated Fund
                                         Service Providers        Service Providers       Service Providers
                                        ---------------------    --------------------    -------------------
                                                            0%                      0%                     0%

The above "Tax Fees" are fees billed to the Adviser for Nuveen Open-End and Closed-End Funds tax return preparation.

                                         Audit-Related Fees       Tax Fees Billed to       All Other Fees
                                        Billed to Adviser and        Adviser and          Billed to Adviser
Fiscal Year Ended                          Affiliated Fund         Affiliated Fund       and Affiliated Fund
April 30, 2005                            Service Providers      Service Providers/1/     Service Providers
------------------------------------    ---------------------    --------------------    -------------------
Nuveen Municipal Trust                  $                   0    $             49,500    $                 0


                                              Percentage Approved Pursuant to Pre-approval Exception
                                        ------------------------------------------------------------------
                                         Audit-Related Fees       Tax Fees Billed to       All Other Fees
                                        Billed to Adviser and        Adviser and          Billed to Adviser
                                          Affiliated Fund          Affiliated Fund       and Affiliated Fund
                                         Service Providers        Service Providers       Service Providers
                                        ---------------------    --------------------    -------------------
                                                            0%                      0%                     0%

/1/ The "Tax Fees Billed to Adviser and Affiliated Fund Service Providers" has been revised for the period ending 4/30/05. and are fees billed to the Adviser for the Nuveen-Open End and Closed-End Funds tax return preparation.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to PricewaterhouseCoopers LLP by the Trust, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Trust did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee's attention, and the Committee (or its delegate) approves the services before the Trust's audit is completed.

                               NON-AUDIT SERVICES

The following tables show the amount of fees that PricewaterhouseCoopers LLP billed during the Trust's last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that PricewaterhouseCoopers LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement relates directly to the Trust's operations and financial reporting (except for those subject to the de minimis exception described above). The Audit Committee requested and received information from PricewaterhouseCoopers LLP about any non-audit services that PricewaterhouseCoopers LLP rendered during the Trust's last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PricewaterhouseCoopers LLP's independence.

                                                                    Total Non-Audit Fees
                                                                    billed to Adviser and
                                                                   Affiliated Fund Service        Total Non-Audit Fees
                                                                   Providers (engagements         billed to Adviser and
                                                                  related directly to the       Affiliated Fund Service
Fiscal Year Ended                       Total Non-Audit Fees      operations and financial       Providers (all other
April 30, 2006                            Billed to Trust          reporting of the Trust)            engagements)          Total
------------------------------------    --------------------    ----------------------------    -----------------------    -------
Name of Series
--------------
All-American Municipal Bond Fund                       2,837                         130,000                          0    132,837
Limited Term Municipal Bond Fund                       5,631                         130,000                          0    135,631
High Yield Municipal Bond Fund                         6,526                         130,000                          0    136,526
National Insured Municipal Bond Fund                   5,892                         130,000                          0    135,892
Intermediate Duration Bond Fund                       15,764                         130,000                          0    145,764
                                        --------------------    ----------------------------    -----------------------    -------
   Total                                $             36,650

The above "Non-Audit Fees billed to Adviser" for 2006 include "Tax Fees" billed to Adviser in the amount of $130,000 from previous table.


                                                                    Total Non-Audit Fees
                                                                    billed to Adviser and
                                                                   Affiliated Fund Service        Total Non-Audit Fees
                                                                   Providers (engagements         billed to Adviser and
                                                                  related directly to the       Affiliated Fund Service
Fiscal Year Ended                       Total Non-Audit Fees      operations and financial       Providers (all other
April 30, 2005                            Billed to Trust        reporting of the Trust)/1/            engagements)          Total
------------------------------------    --------------------    ----------------------------    -----------------------    -------
Name of Series
--------------
All-American Municipal Bond Fund                         942                          49,500                          0     50,442
Limited Term Municipal Bond Fund                       2,425                          49,500                          0     51,925
High Yield Municipal Bond Fund                         1,661                          49,500                          0     51,161
National Insured Municipal Bond Fund                   2,539                          49,500                          0     52,039
Intermediate Duration Bond Fund                        7,578                          49,500                          0     57,078
                                        --------------------    ----------------------------    -----------------------    -------
   Total                                $             15,145

/1/ The "Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers" has been revised for the period ending 4/30/05 from the previous table.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Trust by the Trust's independent accountants and (ii) all audit and non-audit services to be performed by the Trust's independent accountants for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Trust. Regarding tax and research projects conducted by the independent accountants for the Trust and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS

See Portfolio of Investments in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant's Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the "Exchange Act") (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant's website at www.nuveen.com/mf and there were no amendments during the period covered by this report. (To view the code, click on the Investors Resources drop down menu box, click on Fund governance and then Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: EX-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed "filed" for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference. EX-99.906 CERT attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Municipal Trust
             --------------------------------------------------------

By (Signature and Title)* /s/ Jessica R. Droeger
                          -------------------------------------------
                         Jessica R. Droeger
                         Vice President and Secretary

Date July 7, 2006
     ----------------------------------------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Gifford R. Zimmerman
                          -------------------------------------------
                          Gifford R. Zimmerman
                          Chief Administrative Officer
                          (principal executive officer)

Date July 7, 2006
     ----------------------------------------------------------------

By (Signature and Title)* /s/ Stephen D. Foy
                          -------------------------------------------
                          Stephen D. Foy
                          Vice President and Controller
                          (principal financial officer)

Date July 7, 2006
     ----------------------------------------------------------------

* Print the name and title of each signing officer under his or her signature.